As filed with the U.S. Securities and Exchange Commission on January 29, 2024

File No. 333-191495

File No. 811-22895

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

PRE-EFFECTIVE AMENDMENT NO.

POST-EFFECTIVE AMENDMENT NO. 149

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

AMENDMENT NO. 150

Capitol Series Trust

(Exact Name of Registrant as Specified in Charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of Principal Executive Offices, Zip Code)

513-587-3400

(Registrant’s Telephone Number, including Area Code)

Matthew J. Miller

President and Chief Executive Officer

Capitol Series Trust

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

 (Name and Address of Agent for Service)

Copy to:

Thomas G. Sheehan

Practus LLP

11300 Tomahawk Creek Pkwy

Suite 310

Leawood, KS 66211

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b)
☐	on [ ] pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(i)
☐	on pursuant to paragraph (a)(i)
☐	75 days after filing pursuant to paragraph (a)(ii)
☐	on pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

January 29, 2024

FullerThaler Behavioral Small-Cap Equity Fund* A Shares – FTHAX C Shares – FTYCX Investor Shares – FTHNX Institutional Shares – FTHSX R6 Shares – FTHFX	FullerThaler Behavioral Unconstrained Equity Fund* A Shares – FTZAX C Shares – FTZCX Investor Shares – [**] Institutional Shares – FTZIX R6 Shares – FTZFX

FullerThaler Behavioral Small-Cap Growth Fund* A Shares – FTXAX C Shares – FTXCX Investor Shares – FTXNX Institutional Shares – FTXSX R6 Shares – FTXFX	FullerThaler Behavioral Small-Mid Core Equity Fund* A Shares – FTSAX C Shares – [**] Investor Shares – [**] Institutional Shares – FTSIX R6 Shares – [**]

FullerThaler Behavioral Mid-Cap Value Fund* A Shares – FTVAX C Shares – FTVCX Investor Shares – FTVNX Institutional Shares – FTVSX R6 Shares – FTVZX	FullerThaler Behavioral Micro-Cap Equity Fund* A Shares – [**] C Shares – [**] Investor Shares – [**] Institutional Shares – FTMSX R6 Shares – [**]

FullerThaler Behavioral Mid-Cap Equity Fund*

A Shares – [**]

C Shares – [**]

Institutional Shares – FTHMX

R6 Shares – [**]

Fuller & Thaler Asset Management, Inc. d/b/a FullerThaler

411 Borel Avenue, Suite 300

San Mateo, CA 94402

1-888-912-4562

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus.

Any representation to the contrary is a criminal offense.

The Prospectus gives you important information about the funds that you should know before you invest.

Please read this Prospectus carefully before investing and use it for future reference.

* Effective January 29, 2024, each of the Funds has updated its name from “Fuller & Thaler” to
“FullerThaler” consistent with FullerThaler’s rebranding strategy.

** Shares listed above denoted with [**] will be offered for sale at a later date.

Not A Deposit ● Not FDIC Insured ● May Lose Value ● No Bank Guarantee ● Not Insured By Any Government Agency

i

ii

SUMMARY SECTION

FULLERTHALER BEHAVIORAL SMALL-CAP EQUITY FUND

Investment Objective

The FullerThaler Behavioral Small-Cap Equity Fund (the “Small-Cap Equity Fund” or the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Small-Cap Equity Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund which are not reflected below. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations of this Prospectus. More information about these and other discounts is available from your financial intermediary and as described under “CLASSES OF SHARES” in this Prospectus. No initial sales charge is assessed on aggregated purchases of $1 million or more in all FullerThaler Funds. You are also eligible for a discount on A Shares sales charges beginning with a minimum purchase of $50,000. The Fund also permits you to reduce the front-end sales charge you pay on A Shares by exercising your Rights of Accumulation or Letter of Intent privileges with respect to your investments in FullerThaler Funds, as described under “CLASSES OF SHARES – A Shares” in this Prospectus.

	Share Class
	A	C	Investor	Institutional	R6
Shareholder Fees (fees paid directly from your investments)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of the sale price)	1.00%	1.00%	None	None	None

	Share Class
	A	C	Investor	Institutional	R6
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None
Other Expenses	0.19%(1)	0.04%	0.20%(1)	0.15%(1)	0.04%
Total Annual Fund Operating Expenses	1.04%	1.64%	1.05%	0.75%	0.64%

(1)	The Capitol Series Trust (the “Trust”) has adopted an Administrative Services Plan (the “Services Plan”) for A Shares, Investor Shares, and Institutional Shares of the Funds. The Services Plan allows the A Shares, Investor Shares and Institutional Shares of the Fund to pay service organizations for the provision of certain administrative, recordkeeping and other non-distribution related shareholder services to A Share, Investor Share and Institutional Share shareholders. The Services Plan permits the Fund to make service fee payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its A Shares and up to 0.20% of the Fund’s average daily net assets attributable to its Investor Shares or Institutional Shares. “Other Expenses” reported in the table above for A Shares, Investor Shares and Institutional Shares include an allocation of up to 0.03% of this services fee payable to the Fund’s investment adviser, Fuller & Thaler Asset Management, Inc. (“FullerThaler” or the “Adviser”) for certain non-distribution related shareholder services that it provides pursuant to a Shareholder Services Agreement between the Trust and FullerThaler adopted pursuant to the Services Plan. This Shareholder Services Agreement and fee allocation to FullerThaler were authorized by the Board of Trustees (the “Board”) of the Trust pursuant to the Services Plan in March 2023, and is in effect for the Fund. For additional information regarding the Services Plan, refer to “Service Fees – A Shares, Investor Shares and Institutional Shares” in the Fund’s prospectus.

Example:

The Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based for all time periods on Total Annual Fund Operating Expenses.

Example: Assuming you redeem your shares at the end of each period

Share Class	1 Year	3 Years	5 Years	10 Years
A Shares	$675	$887	$1116	$1773
C Shares	$167	$517	$892	$1944
Investor Shares	$107	$334	$579	$1283
Institutional Shares	$77	$240	$417	$930
R6 Shares	$65	$205	$357	$798

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2023 was 35% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of small capitalization (“small-cap”) companies based in the U.S. (“80% Policy”). The Fund must provide shareholders with 60 days’ prior written notice if it changes its 80% Policy. The Fund considers a company to be based in the U.S. if it is publicly traded in the U.S. and it satisfies one or more of the following additional criteria: it is incorporated in the U.S., it is headquartered in the U.S., its reported assets are primarily located in the U.S., or it derives the majority of its revenue from the U.S. The Fund defines small-cap companies as companies whose market capitalizations are generally in the lowest 10% of total market capitalization or companies whose market capitalizations are smaller than or equal to the largest company in the Russell 2000® Index, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of U.S. operating companies listed on the New York Stock Exchange (“NYSE”), NYSE American LLC, Nasdaq Global Market®, Nasdaq Capital Market®, or such other securities exchanges deemed appropriate by the Adviser. Under the Adviser’s market capitalization guidelines described above, based on market capitalization data as of September 30, 2023, the market capitalization of a small cap company would be $14.51 billion or below. This dollar amount will change due to market conditions. The size of the companies included in the Russell 2000® Index will change as a result of market conditions and reconstitution of the Index.

The Fund seeks to achieve its investment objective by building a diversified portfolio of U.S. stocks in a disciplined process that applies the proprietary research of FullerThaler, the Fund’s investment adviser, on the behavioral biases of other investors. FullerThaler’s investment process is based on decades of research into behavioral finance. Behavioral finance is the study of how investors actually behave, as opposed to how they should behave, when making investment decisions. Professional investors are human, and like all humans, they make mistakes. Investors make mistakes because they have emotions, use imperfect rules of thumb, and have priorities beyond risk and return. FullerThaler’s process identifies and exploits those mistakes. The Adviser’s analysis includes making educated predictions of when other investors – the “market” – have likely made a behavioral mistake, and in turn, have created a buying opportunity. There are two kinds of mistakes that produce buying opportunities: over-reaction and under-reaction. Investors may over-react to bad news and losses (e.g., panic) that may present opportunities in typically value-oriented stocks, or they may under-react to good news (e.g., not pay attention) that may present opportunities in typically growth-oriented stocks. At the individual stock level, FullerThaler searches for events related to insider buying, earnings announcements, and other news that suggest these types of investor misbehavior (over-reaction or under-reaction) and draws from its more than 30 years of experience in analyzing events that suggest investor misbehavior. If these behaviors are present, FullerThaler then proceeds to its fundamental analysis of the company. In summary, if an investor mistake is likely and the company has solid fundamentals, the portfolio managers buy the stock. The portfolio managers generally sell when they believe investor misbehavior has reversed or the firm’s fundamentals deteriorate. There is no set length of time that the Fund expects to hold a particular security. The Fund seeks to deliver similar risk characteristics to the Russell 2000® Index.

The Fund may also invest a portion of its assets in real estate investment trusts (“REITs”) whose investment characteristics are consistent with the Fund’s principal investment strategy. REITs are pooled investment vehicles that generally invest in income-producing real estate or real estate-related loans or interests. The Fund will generally invest in liquid REITs that are included in the Russell 2000® Index, the Fund’s benchmark index.

The Fund may also lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund’s Board. Loans of portfolio securities will be collateralized by liquid securities and cash. The Fund may invest cash collateral received in securities consistent with its principal investment strategy.

The Fund may invest in multiple sectors, and may concentrate its investments in a particular sector by investing greater than 25% of the Fund’s total assets in such sector when its Behavioral Strategy indicates that such concentration would be appropriate from an investment perspective. The Fund does not have a pre-conceived intention to invest in any particular sector. The Fund will not invest more than 25% of its net assets in any particular “industry” as that term is used in the Investment Company Act of 1940, as amended. The Fund typically expects to hold from 70 to 140 positions, with individual position sizes typically ranging up to 5% of the Fund’s net assets. Before trading, the portfolio managers review the portfolio’s characteristics relative to its benchmark, and may adjust position sizes to control exposures to sectors, volatility in relation to the market, and other characteristics.

Principal Investment Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Additional Information Regarding Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Risk. Movements in the stock market may adversely affect the securities held by the Fund on a daily basis, and as a result, such movements may negatively affect the Fund’s net asset value (“NAV”) and investment return. Prices for securities in which the Fund invests may move up or down, sometimes rapidly and unpredictably, as a result of market influences. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular industries or sectors represented in those markets. The Fund’s investments are subject to the following market-related risks, among others: inflation risk, geopolitical risks, including wars, terrorism, government shutdowns, and concerns about sovereign debt; natural and environmental disasters, including earthquakes, tsunamis and hurricanes; widespread disease, including pandemics and epidemics; and market manipulation and other fraudulent practices. For additional information regarding Market Risk, including the effect of pandemics such as the novel coronavirus disease, on financial markets, please see “Market Risk” in the section titled “Additional Information Regarding Principal Investment Risks” in this prospectus.

Equity Securities Risk. U.S. equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Small-Cap Company Risk. Investments in securities of small-cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Small-cap companies often have less predictable earnings, more limited product lines, markets, distribution channels, or financial resources, and the management of such companies may be dependent on one or a few key people. The equity securities of small-cap companies are generally less liquid than the equity securities of larger companies.

Behavioral Strategy Risk. When taking investment positions, FullerThaler will apply principles based on behavioral finance. In order to take advantage of behavioral biases, FullerThaler generally focuses on certain markers of possible under- and over-reaction. Securities identified using this type of strategy may perform differently from the market as a whole based on the following: the criteria used in the analysis; whether the criteria used are successful in predicting investor behavior; the weight placed on each criterion; and changes in the criteria’s historical trends. The criteria used in implementing this strategy and the weight placed on those criteria may not be predictive of a security’s value, and the effectiveness of the criteria can change over time. These changes may not be reflected in the current analytical approach used to implement the behavioral strategy. There can be no guarantee that FullerThaler will be successful in applying behavioral finance principles to successfully predict investor behavior to exploit stock price anomalies.

Growth Investing Risk. To the extent that the Fund invests in growth-oriented securities, the Adviser’s perception of the underlying companies’ growth potentials may be wrong, or the securities purchased may not perform as expected.

Issuer Risk. The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Liquidity Risk. The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk. The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Regulatory Risk. Changes in government regulations may adversely affect the operations and value of the Fund or the companies in which it invests. Industries and markets that are not adequately regulated may be susceptible to the initiation of inappropriate practices that adversely affect the Fund or the companies in which it invests.

REIT and Real Estate-Related Investment Risk. Adverse changes in the real estate markets may affect the value of REIT and other real-estate related investments.

Sector Risk. The Adviser may allocate more of the Fund’s investments to a particular sector or sectors in the market. If the Fund invests a significant portion of its total assets in certain sectors, its investment portfolio will be more susceptible to the financial, economic, business, and political developments that affect those sectors.

Securities Lending Risk. The Fund may make secured loans of its portfolio securities in an amount not exceeding 33 ⅓% of the value of the Fund’s total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially, including possible impairment of the Fund’s ability to vote the securities on loan. If a loan is collateralized by cash, the Fund typically will invest the cash collateral for its own account and may pay a fee to the borrower that normally represents a portion of the Fund’s earnings on the collateral. Because the Fund may invest collateral in any investments in accordance with its investment objective, the Fund’s securities lending transactions will result in investment leverage. The Fund bears the risk that the value of the investments made with collateral may decline.

Value Investing Risk. The determination that a security is undervalued is subjective. The market may not agree with the Adviser’s determination and the security’s price may not rise to what the Adviser believes is its full fair value.

Performance Information

The performance information below provides some indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Institutional Shares from year to year.

The table shows the average annual returns of the Investor Shares, Institutional Shares (formerly, Select Shares), R6 Shares (formerly, Institutional Shares), A Shares and C Shares for the periods of 1 Year, 5 Years, 10 Years, and Since Inception, as applicable, compared to a broad-based market index.

Visit www.fullerthalerfunds.com for more current performance information.

Past performance, before and after taxes, is not necessarily predictive of future performance.

Small-Cap Equity Fund(1)

Calendar Year Total Returns – Institutional Shares

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest	10/1/2020 – 12/31/2020	22.79%
Lowest	1/1/2020 – 3/31/2020	(26.07)%

AVERAGE ANNUAL TOTAL RETURNS(1)

(for periods ended 12/31/2023)

	1 Year	5 Years	10 Years	Since Inception(2)
Small-Cap Equity Fund
Institutional Shares - Before Taxes	22.56%	15.95%	11.50%	14.32%
Institutional Shares - After Taxes on Distributions(3)	22.02%	15.54%	10.04%	12.73%
Institutional Shares - After Tax on Distributions and Sale of Fund Shares(3)	13.71%	12.86%	8.81%	11.38%
Investor Shares - Before Taxes	22.19%	15.62%	11.25%	14.06%
R6 Shares - Before Taxes	22.68%	16.08%	11.64%	14.46%
A Shares - Before Taxes	15.17%	14.31%	N/A	14.55%
C Shares - Before Taxes	21.47%	14.96%	N/A	15.20%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)(4)	16.93%	9.97%	7.16%	10.60%

(1)	The Fund is the accounting successor to a series of Allianz Funds Multi-Strategy Trust, which commenced operations on September 8, 2011, and for which the Adviser served as the sole sub-adviser (the “Predecessor Fund”). In a transaction that was consummated on October 23, 2015 (the “Reorganization”), the Fund acquired the assets and liabilities of: the A, C, and D Classes of the Predecessor Fund, which became the Investor Shares of the Fund; the Class P Shares of the Predecessor Fund, which became the Institutional Shares of the Fund; and the Institutional Shares of the Predecessor Fund, which became the R6 Shares of the Fund. Accordingly, the performance results shown above in the bar chart and the average annual total returns table for periods prior to October 23, 2015 represent the performance of the Predecessor Fund and its classes. The Fund’s performance has not been restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Fund. In addition, the Fund’s performance during the periods reflected in the bar chart and table may have been different from that of the Predecessor Fund due to some differences in their principal investment strategies.
(2)	The inception date of the Fund’s Institutional Shares, Investor Shares and R6 Shares is September 8, 2011. The Fund’s A Shares and C Shares commenced operations on December 19, 2018. Returns for A Shares reflect the maximum sales charge.
(3)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Institutional Shares only. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return. After-tax returns for other share classes will vary.
(4)	The Russell 2000® Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. The Russell 2000® Index measures the performance of the small-cap segment of the US equity universe and is a subset of the Russell 3000® Index. Individuals cannot invest directly in an Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The inception date used for the Russell 2000® Index is September 8, 2011, the inception date of the Fund’s Institutional Shares.

Management of the Fund

Investment Manager. Fuller & Thaler Asset Management, Inc. (“FullerThaler” or the “Adviser”)

Portfolio Managers

●	Raife Giovinazzo, Ph.D., CFA, Managing Partner and Lead Portfolio Manager of the Fund, has managed the Fund and its predecessor since February, 2013.

●	Frederick Stanske, CFA, Partner and Back-up Portfolio Manager, has served as Back-Up Portfolio Manager of the Fund since October, 2015.

Purchase and Sale of Fund Shares

Minimum Initial Investment	Minimum Subsequent Investment

A Shares: $1,000 for most account types

C Shares: $1,000 for most account types

Investor Shares: $1,000 for most account types

Institutional Shares: $100,000 for most account types

R6 Shares: $1,000,000 for most account types

A Shares: $50 for all account types C Shares: $50 for all account types Investor Shares: $50 for all account types Institutional Shares: $50 for all account types R6 Shares: $50 for all account types

●	Investments in A Shares and C Shares may be made only through your dealer or financial adviser. Other share classes may also be purchased directly from the Fund.

●	Minimum investment requirements are waived for any qualified group retirement plan. Minimum investment requirements may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For additional information regarding waiver of investment minimums, please see “Classes of Shares” in this Prospectus.

To Place Buy or Sell Orders

By mail: FullerThaler Behavioral Small-Cap Equity Fund

c/o Ultimus Fund Solutions, LLC

PO Box 46707

Cincinnati, OH 45246-0707

By Phone: 1-888-912-4562

You may also purchase and redeem shares through your dealer or financial adviser. Please contact your financial intermediary directly to find out if additional requirements apply.

On May 23, 2022, the Small-Cap Equity Fund became offered on a limited basis. Investors are eligible to purchase shares of the Fund only as described in the Fund’s prospectus. Certain types of investors are allowed to invest in the Small-Cap Equity Fund without any additional authorization. Other types of investors may invest in the Small-Cap Equity Fund only if approved to do so by the Adviser to the Fund. Investors who do not fall into either of these categories are not allowed to invest in the Small-Cap Equity Fund. For additional information, refer to “Limited Offering” in the Fund’s prospectus.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You should be aware that investments in tax-deferred accounts may be taxable at withdrawal. You should discuss any tax-related concerns with your tax adviser or attorney.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION

FULLERTHALER BEHAVIORAL SMALL-CAP GROWTH FUND

Investment Objective

The FullerThaler Behavioral Small-Cap Growth Fund (the “Small-Cap Growth Fund” or the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Small-Cap Growth Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund which are not reflected below. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations of this Prospectus. More information about these and other discounts is available from your financial intermediary and as described under “CLASSES OF SHARES” in this Prospectus. No initial sales charge is assessed on aggregated purchases of $1 million or more in all FullerThaler Funds. You are also eligible for a discount on A Shares sales charges beginning with a minimum purchase of $50,000. The Fund also permits you to reduce the front-end sales charge you pay on A Shares by exercising your Rights of Accumulation or Letter of Intent privileges with respect to your investments in FullerThaler Funds, as described under “CLASSES OF SHARES – A Shares” in this Prospectus.

	Share Class
	A	C	Investor	Institutional	R6
Shareholder Fees (fees paid directly from your investments)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of the sale price)	1.00%	1.00%	None	None	None

	Share Class
	A	C	Investor	Institutional	R6
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None
Other Expenses	0.29%(1)	0.15%	0.32%(1)	0.27%(1)	0.13%
Total Annual Fund Operating Expenses	1.39%	2.00%	1.42%	1.12%	0.98%
Expense Reductions(2)	(0.09)%	(0.20)%	(0.17)%	(0.16)%	(0.12)%
Total Annual Fund Operating Expenses After Expense Reductions(2)	1.30%	1.80%	1.25%	0.96%	0.86%

(1)	The Capitol Series Trust (the “Trust”) has adopted an Administrative Services Plan (the “Services Plan”) for A Shares, Investor Shares, and Institutional Shares of the Funds. The Services Plan allows the A Shares, Investor Shares and Institutional Shares of the Fund to pay service organizations for the provision of certain administrative, recordkeeping and other non-distribution related shareholder services to A Share, Investor Share and Institutional Share shareholders. The Services Plan permits the Fund to make service fee payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its A Shares and up to 0.20% of the Fund’s average daily net assets attributable to its Investor Shares or Institutional Shares. “Other Expenses” reported in the table above for A Shares, Investor Shares and Institutional Shares include an allocation of up to 0.03% of this services fee payable to the Fund’s investment adviser, Fuller & Thaler Asset Management, Inc. (“FullerThaler” or the “Adviser”) for certain non-distribution related shareholder services that it provides pursuant to a Shareholder Services Agreement between the Trust and FullerThaler adopted pursuant to the Services Plan. This Shareholder Services Agreement and fee allocation to FullerThaler were authorized by the Board of Trustees (the “Board”) of the Trust pursuant to the Services Plan in March 2023, and is in effect for the Fund. For additional information regarding the Services Plan, refer to “Service Fees – A Shares, Investor Shares and Institutional Shares” in the Fund’s prospectus.

(2)	Effective January 29, 2024, FullerThaler has contractually agreed to waive its management fee and/or reimburse Fund expenses so that total annual operating expenses do not exceed 1.30%, 1.80% 1.25%, 0.96%, and 0.86% for A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, respectively, of the Fund’s average daily net assets through January 31, 2025. The expense limitation does not apply to (i) interest (other than custodial overdraft fees and expenses associated with the Fund’s participation in an alternative liquidity program), (ii) taxes, (iii) brokerage fees and commissions, (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (v) dividend expense on short sales and (vi) indirect expenses such as acquired fund fees and expenses incurred by the Fund in any fiscal year. During any fiscal year that the Investment Advisory Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. The Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board may terminate such agreement at any time. The Expense Limitation Agreement shall terminate automatically upon the termination of the Advisory Agreement.

Example:

The Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same and the expense waiver/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Example: Assuming you redeem your shares at the end of each period

Share Class	1 Year	3 Years	5 Years	10 Years
A Shares	$700	$981	$1284	$2140
C Shares	$183	$608	$1059	$2311
Investor Shares	$127	$433	$760	$1687
Institutional Shares	$98	$340	$601	$1349
R6 Shares	$88	$300	$530	$1190

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2023 was 101% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of small capitalization (“small-cap”) companies based in the U.S. (“80% Policy”). The Fund must provide shareholders with 60 days’ prior written notice if it changes its 80% Policy. The Fund considers a company to be based in the U.S. if it is publicly traded in the U.S. and it satisfies one or more of the following additional criteria: it is incorporated in the U.S., it is headquartered in the U.S., its reported assets are primarily located in the U.S., or it derives the majority of its revenue from the U.S. The Fund defines small-cap companies as companies whose market capitalizations are generally in the lowest 10% of total market capitalization or companies whose market capitalizations are smaller than or equal to the largest company in the Russell 2000® Index, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of U.S. operating companies listed on the New York Stock Exchange (“NYSE”), NYSE American LLC, Nasdaq Global Market®, Nasdaq Capital Market®, or such other securities exchanges deemed appropriate by the Adviser. Under the Adviser’s market capitalization guidelines described above, based on market capitalization data as of September 30, 2023, the market capitalization of a small cap company would be $14.51 billion or below. This dollar amount will change due to market conditions. The size of the companies included in the Russell 2000® Index will change as a result of market conditions and reconstitution of the Index. The Fund screens for companies that historically have above average earnings or sales growth and retention of earnings. Often such companies have above average price to earnings ratios.

The Fund seeks to achieve its investment objective by building a diversified portfolio of U.S. stocks in a disciplined process that applies the proprietary research of FullerThaler, the Fund’s investment adviser, on the behavioral biases of other investors. FullerThaler’s investment process is based on decades of research into behavioral finance. Behavioral finance is the study of how investors actually behave, as opposed to how they should behave, when making investment decisions. Professional investors are human, and like all humans, they make mistakes. Investors make mistakes because they have emotions, use imperfect rules of thumb, and have priorities beyond risk and return. FullerThaler’s process identifies and exploits those mistakes. The Adviser’s analysis includes making educated predictions of when other investors – the “market” – have likely made a behavioral mistake, and in turn, have created a buying opportunity. There are two kinds of mistakes that produce buying opportunities: over-reaction and under-reaction. Investors may over-react to bad news and losses (e.g., panic) that may present opportunities in typically value-oriented stocks, or they may under-react to good news (e.g., not pay attention) that may present opportunities in typically growth-oriented stocks. At the individual stock level, FullerThaler searches for events related to earnings announcements and other news that suggest investor under-reaction and draws from its more than 30 years of experience in analyzing events that suggest investor misbehavior. If these behaviors are present, FullerThaler then proceeds to its fundamental analysis of the company. The Fund screens for companies that historically have above average earnings or sales growth and retention of earnings. The portfolio managers generally sell when they believe investor misbehavior has reversed or the firm’s fundamentals deteriorate. There is no set length of time that the Fund expects to hold a particular security. The Fund seeks to deliver similar risk characteristics to the Russell 2000® Growth Index.

While income-generating funds typically invest in stocks with high dividends, funds seeking capital appreciation typically invest in stocks without significant dividends but try to generate returns for investors through price appreciation. Funds can seek price appreciation with low turnover—holding each stock for many years and expecting each stock to go up in price for years—or with higher turnover—holding each stock for months or quarters, and expecting each stock to go up in price during the months and quarters the stock is held. The Fund typically buys small-cap stocks with high growth prospects, that often do not pay dividends. And we hold stocks on average less than a year, although we may hold for shorter or much longer periods of time—as long as we believe the price is likely to continue appreciating. Thus, while the fund may hold individual stocks for less than a year, the goal of the Fund’s holdings and trading is long-term capital appreciation of the Fund as a whole.

The Fund may also invest a portion of its assets in real estate investment trusts (“REITs”), Business Development Companies (“BDCs”), and Exchange Traded Funds (“ETFs”) whose investment characteristics are consistent with the Fund’s principal investment strategy. REITs are pooled investment vehicles that generally invest in income-producing real estate or real estate-related loans or interests. The Fund will generally invest in liquid REITs that are included in the Russell 2000® Growth Index, the Fund’s benchmark index. A BDC is a form of unregistered closed-end investment company that typically invests in small and mid-sized businesses to help such companies grow in the initial stages of their development. An ETF is a marketable security that typically tracks a stock index or other basket of assets. Although similar in many ways, ETFs differ from mutual funds because ETF shares trade like common stock on an exchange, with a fluctuating price throughout the day as shares are bought and sold.

The Fund may also lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund’s Board. Loans of portfolio securities will be collateralized by liquid securities and cash. The Fund may invest cash collateral received in securities consistent with its principal investment strategy.

The Fund may invest in multiple sectors, and may concentrate its investments in a particular sector by investing greater than 25% of the Fund’s total assets in such sector when its Behavioral Strategy indicates that such concentration would be appropriate from an investment perspective. The Fund will not invest more than 25% of its net assets in any particular “industry” as that term is used in the Investment Company Act of 1940, as amended. The Fund typically expects to hold from 25 to 70 positions, with individual position sizes typically ranging up to 7% of the Fund’s net assets. Before trading, the portfolio managers review the portfolio’s characteristics relative to its benchmark, and may adjust position sizes to control exposures to sectors, volatility in relation to the market, and other characteristics.

Principal Investment Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Additional Information Regarding Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Risk. Movements in the stock market may adversely affect the securities held by the Fund on a daily basis, and as a result, such movements may negatively affect the Fund’s net asset value (“NAV”) and investment return. Prices for securities in which the Fund invests may move up or down, sometimes rapidly and unpredictably, as a result of market influences. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular industries or sectors represented in those markets. The Fund’s investments are subject to the following market-related risks, among others: inflation risk, geopolitical risks, including wars, terrorism, government shutdowns, and concerns about sovereign debt; natural and environmental disasters, including earthquakes, tsunamis and hurricanes; widespread disease, including pandemics and epidemics; and market manipulation and other fraudulent practices. For additional information regarding Market Risk, including the effect of pandemics such as the novel coronavirus disease, on financial markets, please see “Market Risk” in the section titled “Additional Information Regarding Principal Investment Risks” in this prospectus.

Equity Securities Risk. U.S. equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Small-Cap Company Risk. Investments in securities of small-cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Small-cap companies often have less predictable earnings, more limited product lines, markets, distribution channels, or financial resources, and the management of such companies may be dependent on one or a few key people. The equity securities of small-cap companies are generally less liquid than the equity securities of larger companies.

Behavioral Strategy Risk. When taking investment positions, FullerThaler will apply principles based on behavioral finance. In order to take advantage of behavioral biases, FullerThaler generally focuses on certain markers of possible under-reaction. Securities identified using this type of strategy may perform differently from the market as a whole based on the following: the criteria used in the analysis; whether the criteria used are successful in predicting investor behavior; the weight placed on each criterion; and changes in the criteria’s historical trends. The criteria used in implementing this strategy and the weight placed on those criteria may not be predictive of a security’s value, and the effectiveness of the criteria can change over time. These changes may not be reflected in the current analytical approach used to implement the behavioral strategy. There can be no guarantee that FullerThaler will be successful in applying behavioral finance principles to successfully predict investor behavior to exploit stock price anomalies.

BDC Risk. A BDC may invest in the equity and fixed income securities of smaller and developing companies as well as companies that are experiencing financial crises (“Portfolio Companies”). Investments in smaller and developing Portfolio Companies involve a greater risk of loss due to their youth and limited track records and are more susceptible to competition and economic and market changes due to limited products and market shares. Because Portfolio Companies may have limited capital resources, there is also a greater risk of default on fixed income securities issued and non-payment of dividends on any preferred and common stock issued. Investments in Portfolio Companies typically have limited liquidity. A BDC may use leverage (e.g. borrowing and the issuance of fixed income and preferred securities) to finance its own operations and may suffer significant losses if market fluctuations cause the BDC’s net asset value (“NAV”) to decline or if related interest charges exceed investment income. The Fund has no control over the investments made by BDCs, and BDCs are subject to additional risks such as the fact that their shares may trade at a market price above or below their NAVs or an active market may not develop for their shares.

ETF Risk. The Fund is subject to the performance of the ETFs in which it invests for the portion of the Fund’s assets that are so invested. Because the Fund invests its assets in shares of ETFs, the Fund indirectly owns the investments made by such ETFs. By investing in the Fund, you therefore indirectly assume the same types of risks as investing directly in such ETFs. The Fund’s investment performance is affected by the ETF’s investment performance. In addition, the Fund’s risks include the Underlying ETF’s principal risks.

Fee Layering Risk. When the Fund invests in another investment company such as a business development company or an ETF, the Fund will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. Therefore, the Fund will incur additional expenses, some of which are duplicative of the Fund’s own operational expenses.

Growth Investing Risk. To the extent that the Fund invests in growth-oriented securities, the Adviser’s perception of the underlying companies’ growth potentials may be wrong, or the securities purchased may not perform as expected.

Issuer Risk. The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Liquidity Risk. The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk. The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Regulatory Risk. Changes in government regulations may adversely affect the operations and value of the Fund or the companies in which it invests. Industries and markets that are not adequately regulated may be susceptible to the initiation of inappropriate practices that adversely affect the Fund or the companies in which it invests.

REIT and Real Estate-Related Investment Risk. Adverse changes in the real estate markets may affect the value of REIT and other real-estate related investments.

Sector Risk. The Adviser may allocate more of the Fund’s investments to a particular sector or sectors in the market. If the Fund invests a significant portion of its total assets in certain sectors, its investment portfolio will be more susceptible to the financial, economic, business, and political developments that affect those sectors.

Securities Lending Risk. The Fund may make secured loans of its portfolio securities in an amount not exceeding 33 ⅓% of the value of the Fund’s total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially, including possible impairment of the

Fund’s ability to vote the securities on loan. If a loan is collateralized by cash, the Fund typically will invest the cash collateral for its own account and may pay a fee to the borrower that normally represents a portion of the Fund’s earnings on the collateral. Because the Fund may invest collateral in any investments in accordance with its investment objective, the Fund’s securities lending transactions will result in investment leverage. The Fund bears the risk that the value of the investments made with collateral may decline.

Turnover Risk. High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Performance Information

The performance information below provides some indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Institutional Shares from year to year.

The table shows the average annual returns of the Investor Shares, Institutional Shares, R6 Shares, A Shares and C Shares for the periods of 1 Year, 5 Years and Since Inception compared to a broad-based market index, as applicable.

Visit www.fullerthalerfunds.com for more current performance information.

Past performance, before and after taxes, is not necessarily predictive of future performance.

Small-Cap Growth Fund

Calendar Year Total Returns – Institutional Shares

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest	4/1/2020 – 6/30/2020	39.49%
Lowest	10/1/2018 – 12/31/2018	(25.88)%

AVERAGE ANNUAL TOTAL RETURNS

(for periods ended 12/31/2023)

	1 Year	5 Years	Since Inception(1)
Small-Cap Growth Fund
Institutional Shares - Before Taxes	33.15%	16.78%	13.70%
Institutional Shares - After Taxes on Distributions(2)	33.15%	15.54%	12.69%
Institutional Shares - After Tax on Distributions and Sale of Fund Shares(2)	19.63%	13.17%	10.78%
Investor Shares - Before Taxes	32.77%	16.47%	13.40%
R6 Shares - Before Taxes	33.29%	16.88%	13.79%
A Shares - Before Taxes	25.08%	15.05%	15.30%
C Shares - Before Taxes	32.01%	15.84%	16.10%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)(3)	18.66%	9.22%	5.78%

(1)	The inception date of the Fund’s Institutional Shares, Investor Shares and R6 Shares is December 21, 2017. The Fund’s Class A Shares and Class C Shares commenced operations on December 19, 2018. Returns for A Shares reflect the maximum sales charge.
(2)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Institutional Shares only. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return. After-tax returns for other share classes will vary.
(3)	The Russell 2000® Growth Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price/book ratios and higher forecasted growth values. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The inception date used for the Russell 2000® Growth Index is December 21, 2017, the inception date of the Fund’s Institutional Shares.

Management of the Fund

Investment Manager. Fuller & Thaler Asset Management, Inc. (“FullerThaler” or the “Adviser”)

Portfolio Managers

●	Frederick Stanske, CFA, Partner and Lead Portfolio Manager, has managed the Fund since its inception in December, 2017.

●	Raymond Lin, CFA, Partner and Back-up Portfolio Manager, has been the back-up portfolio manager of this strategy since 2006 and has been the back-up portfolio manager of the Fund since its inception in December, 2017.

Purchase and Sale of Fund Shares

Minimum Initial Investment	Minimum Subsequent Investment

A Shares: $1,000 for most account types

C Shares: $1,000 for most account types

Investor Shares: $1,000 for most account types

Institutional Shares: $100,000 for most account types

R6 Shares: $1,000,000 for most account types

A Shares: $50 for all account types C Shares: $50 for all account types Investor Shares: $50 for all account types Institutional Shares: $50 for all account types R6 Shares: $50 for all account types

●	Investments in A Shares and C Shares may be made only through your dealer or financial adviser. Other share classes may also be purchased directly from the Fund.

●	Minimum investment requirements are waived for any qualified group retirement plan. Minimum investment requirements may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For additional information regarding waiver of investment minimums, please see “Classes of Shares” in this Prospectus.

To Place Buy or Sell Orders
By mail: FullerThaler Behavioral Small-Cap Growth Fund c/o Ultimus Fund Solutions, LLC PO Box 46707 Cincinnati, OH 45246-0707 By Phone: 1-888-912-4562

You may also purchase and redeem shares through your dealer or financial adviser. Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You should be aware that investments in tax-deferred accounts may be taxable at withdrawal. You should discuss any tax-related concerns with your tax adviser or attorney.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION

FULLERTHALER BEHAVIORAL MID-CAP VALUE FUND

Investment Objective

The FullerThaler Behavioral Mid-Cap Value Fund (the “Mid-Cap Value Fund” or the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Mid-Cap Value Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund which are not reflected below. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations of this Prospectus. More information about these and other discounts is available from your financial intermediary and as described under “CLASSES OF SHARES” in this Prospectus. No initial sales charge is assessed on aggregated purchases of $1 million or more in all FullerThaler Funds. You are also eligible for a discount on A Shares sales charges beginning with a minimum purchase of $50,000. The Fund also permits you to reduce the front-end sales charge you pay on A Shares by exercising your Rights of Accumulation or Letter of Intent privileges with respect to your investments in FullerThaler Funds, as described under “CLASSES OF SHARES – A Shares” in this Prospectus.

	Share Class
	A	C	Investor	Institutional	R6
Shareholder Fees (fees paid directly from your investments)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of the sale price)	1.00%	1.00%	None	None	None

	Share Class
	A	C	Investor	Institutional	R6
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None
Other Expenses	0.20%(1)	0.08%	0.25%(1)	0.22%(1)	0.08%
Total Annual Fund Operating Expenses	1.20%	1.83%	1.25%	0.97%	0.83%
Expense Reductions(2)	(0.00)%	(0.13)%	(0.10)%	(0.18)%	(0.14)%
Total Annual Fund Operating Expenses After Expense Reductions(2)	1.20%	1.70%	1.15%	0.79%	0.69%

(1)	The Capitol Series Trust (the “Trust”) has adopted an Administrative Services Plan (the “Services Plan”) for A Shares, Investor Shares, and Institutional Shares of the Funds. The Services Plan allows the A Shares, Investor Shares and Institutional Shares of the Fund to pay service organizations for the provision of certain administrative, recordkeeping and other non-distribution related shareholder services to A Share, Investor Share and Institutional Share shareholders. The Services Plan permits the Fund to make service fee payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its A Shares and up to 0.20% of the Fund’s average daily net assets attributable to its Investor Shares or Institutional Shares. “Other Expenses” reported in the table above for A Shares, Investor Shares and Institutional Shares include an allocation of up to 0.03% of this services fee payable to the Fund’s investment adviser, Fuller & Thaler Asset Management, Inc. (“FullerThaler” or the “Adviser”) for certain non-distribution related shareholder services that it provides pursuant to a Shareholder Services Agreement between the Trust and FullerThaler adopted pursuant to the Services Plan. This Shareholder Services Agreement and fee allocation to FullerThaler were authorized by the Board of Trustees (the “Board”) of the Trust pursuant to the Services Plan in March 2023, and is in effect for the Fund. For additional information regarding the Services Plan, refer to “Service Fees – A Shares, Investor Shares and Institutional Shares” in the Fund’s prospectus.

(2)	Effective January 29, 2024, FullerThaler has contractually agreed to waive its management fee and/or reimburse Fund expenses so that total annual operating expenses do not exceed 1.20%, 1.70%, 1.15%, 0.79%, and 0.69% for A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, respectively, of the Fund’s average daily net assets through January 31, 2025. Prior to January 29, 2024, the Fund’s total annual operating expenses were contractually limited to 1.20%, 1.70%, 1.15%, 0.90% and 0.75% for A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, respectively. The expense limitation does not apply to (i) interest (other than custodial overdraft fees and expenses associated with the Fund’s participation in an alternative liquidity program), (ii) taxes, (iii) brokerage fees and commissions, (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (v) dividend expense on short sales and (vi) indirect expenses such as acquired fund fees and expenses incurred by the Fund in any fiscal year. During any fiscal year that the Investment Advisory Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board may terminate such agreement at any time. The Expense Limitation Agreement shall terminate automatically upon the termination of the Advisory Agreement.

Example:

The Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, and the Fund’s operating expenses remain the same and the expense waiver/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Example: Assuming you redeem your shares at the end of each period

Share Class	1 Year	3 Years	5 Years	10 Years
A Shares	$690	$934	$1197	$1946
C Shares	$173	$563	$978	$2137
Investor Shares	$117	$387	$677	$1502
Institutional Shares	$81	$291	$519	$1173
R6 Shares	$70	$251	$447	$1012

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2023 was 15% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of medium capitalization (“mid-cap”) companies based in the U.S. (“80% Policy”). The Fund must provide shareholders with 60 days’ prior written notice if it changes its 80% Policy. The Fund considers a company to be based in the U.S. if it is publicly traded in the U.S. and it satisfies one or more of the following additional criteria: it is incorporated in the U.S., it is headquartered in the U.S., its reported assets are primarily located in the U.S., or it derives the majority of its revenue from the U.S.

The Fund defines mid-cap companies as companies whose market capitalizations are generally in the middle of an upper and lower bound. For the upper bound, we use companies whose market capitalizations are generally equal to or below 40% of total US market capitalization, or companies whose market capitalizations are smaller than or equal to the largest company in the Russell MidCap® index, whichever results in the higher market capitalization break. For the lower bound, we use companies whose market capitalizations are generally above 3% of total US market capitalization, or companies whose market capitalizations are larger than the smallest company in the Russell MidCap® index, whichever results in the lower market capitalization break. Based on market capitalization data as of September 30, 2023, the market capitalization of a mid-cap company would be between $0.45 billion and $75.00 billion. This dollar amount will change due to market conditions. The size of the companies included in the Russell MidCap® Index will change as a result of market conditions and reconstitution of the Index.

The Fund seeks to achieve its investment objective by building a diversified portfolio of U.S. stocks in a disciplined process that applies the proprietary research of FullerThaler, the Fund’s investment adviser, on the behavioral biases of other investors. FullerThaler’s investment process is based on decades of research into behavioral finance. Behavioral finance is the study of how investors actually behave, as opposed to how they should behave, when making investment decisions. Professional investors are human, and like all humans, they make mistakes. Investors make mistakes because they have emotions, use imperfect rules of thumb, and have priorities beyond risk and return. FullerThaler’s process identifies and exploits those mistakes. The Adviser’s analysis includes making educated predictions of when other investors – the “market” – have likely made a behavioral mistake, and in turn, have created a buying opportunity. There are two kinds of mistakes that produce buying opportunities: over-reaction and under-reaction. Investors may over-react to bad news and losses (e.g., panic) that may present opportunities in typically value-oriented stocks, or they may under-react to good news (e.g., not pay attention) that may present opportunities in typically growth-oriented stocks. At the individual stock level, FullerThaler searches for events related to insider buying and other news that suggest investor over-reaction and draws from its more than 30 years of experience in analyzing events that suggest investor misbehavior. If these behaviors are present, FullerThaler then proceeds to its fundamental analysis of the company. The portfolio managers generally sell when they believe investor misbehavior has reversed or the firm’s fundamentals deteriorate. There is no set length of time that the Fund expects to hold a particular security. The Fund seeks to deliver similar risk characteristics to the Russell MidCap® Value Index.

The Fund may also invest a portion of its assets in real estate investment trusts (“REITs”), Business Development Companies (“BDCs”), and Exchange Traded Funds (“ETFs”) whose investment characteristics are consistent with the Fund’s principal investment strategy REITs are pooled investment vehicles that generally invest in income-producing real estate or real estate-related loans or interests. The Fund will generally invest in liquid REITs that are included in the Russell MidCap® Index, the Fund’s benchmark index. A BDC is a form of unregistered closed-end investment company that typically invests in small and mid-sized businesses to help such companies grow in the initial stages of their development. An ETF is a marketable security that typically tracks a stock index or other basket of assets. Although similar in many ways, ETFs differ from mutual funds because ETF shares trade like common stock on an exchange, with a fluctuating price throughout the day as shares are bought and sold.

The Fund may also lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund’s Board. Loans of portfolio securities will be collateralized by liquid securities and cash. The Fund may invest cash collateral received in securities consistent with its principal investment strategy.

The Fund may invest in multiple sectors, and may concentrate its investments in a particular sector by investing greater than 25% of the Fund’s total assets in such sector when its Behavioral Strategy indicates that such concentration would be appropriate from an investment perspective. The Fund will not invest more than 25% of its net assets in any particular “industry” as that term is used in the Investment Company Act of 1940, as amended. The Fund typically expects to hold from 25 to 75 positions, with individual position sizes typically ranging up to 7% of the Fund’s net assets. Before trading, the portfolio managers review the portfolio’s characteristics relative to its benchmark, and may adjust position sizes to control exposures to sectors, volatility in relation to the market, and other characteristics.

Principal Investment Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Additional Information Regarding Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Risk. Movements in the stock market may adversely affect the securities held by the Fund on a daily basis, and as a result, such movements may negatively affect the Fund’s net asset value (“NAV”) and investment return. Prices for securities in which the Fund invests may move up or down, sometimes rapidly and unpredictably, as a result of market influences. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular industries or sectors represented in those markets. The Fund’s investments are subject to the following market-related risks, among others: inflation risk, geopolitical risks, including wars, terrorism, government shutdowns, and concerns about sovereign debt; natural and environmental disasters, including earthquakes, tsunamis and hurricanes; widespread disease, including pandemics and epidemics; and market manipulation and other fraudulent practices. For additional information regarding Market Risk, including the effect of pandemics such as the novel coronavirus disease, on financial markets, please see “Market Risk” in the section titled “Additional Information Regarding Principal Investment Risks” in this prospectus.

Equity Securities Risk. U.S. equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Mid-Cap Company Risk. Mid-cap companies involve greater risk of loss and price fluctuation than larger companies. Many of these companies are younger and have a more limited track record than larger companies. Their securities may trade less frequently and in more limited volume than those of more mature companies making them more volatile and more difficult to buy or sell at an acceptable price. These companies may also lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition.

Behavioral Strategy Risk. When taking investment positions, FullerThaler will apply principles based on behavioral finance. In order to take advantage of behavioral biases, FullerThaler generally focuses on certain markers of possible over-reaction. Securities identified using this type of strategy may perform differently from the market as a whole based on the following: the criteria used in the analysis; whether the criteria used are successful in predicting investor behavior; the weight placed on each criterion; and changes in the criteria’s historical trends. The criteria used in implementing this strategy and the weight placed on those criteria may not be predictive of a security’s value, and the effectiveness of the criteria can change over time. These changes may not be reflected in the current analytical approach used to implement the behavioral strategy. There can be no guarantee that FullerThaler will be successful in applying behavioral finance principles to successfully predict investor behavior to exploit stock price anomalies.

BDC Risk. A BDC may invest in the equity and fixed income securities of smaller and developing companies as well as companies that are experiencing financial crises (“Portfolio Companies”). Investments in smaller and developing Portfolio Companies involve a greater risk of loss due to their youth and limited track records and are more susceptible to competition and economic and market changes due to limited products and market shares. Because Portfolio Companies may have limited capital resources, there is also a greater risk of default on fixed income securities issued and non-payment of dividends on any preferred and common stock issued. Investments in Portfolio Companies typically have limited liquidity. A BDC may use leverage (e.g. borrowing and the issuance of fixed income and preferred securities) to finance its own operations and may suffer significant losses if market fluctuations cause the BDC’s net asset value (“NAV”) to decline or if related interest charges exceed investment income. The Fund has no control over the investments made by BDCs, and BDCs are subject to additional risks such as the fact that their shares may trade at a market price above or below their NAVs or an active market may not develop for their shares.

ETF Risk. The Fund is subject to the performance of the ETFs in which it invests for the portion of the Fund’s assets that are so invested. Because the Fund invests its assets in shares of ETFs, the Fund indirectly owns the investments made by such ETFs. By investing in the Fund, you therefore indirectly assume the same types of risks as investing directly in such ETFs. The Fund’s investment performance is affected by the ETF’s investment performance. In addition, the Fund’s risks include the Underlying ETF’s principal risks.

Fee Layering Risk. When the Fund invests in another investment company such as a business development company or an ETF, the Fund will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. Therefore, the Fund will incur additional expenses, some of which are duplicative of the Fund’s own operational expenses.

Issuer Risk. The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Liquidity Risk. The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk. The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Regulatory Risk. Changes in government regulations may adversely affect the operations and value of the Fund or the companies in which it invests. Industries and markets that are not adequately regulated may be susceptible to the initiation of inappropriate practices that adversely affect the Fund or the companies in which it invests.

REIT and Real Estate-Related Investment Risk. Adverse changes in the real estate markets may affect the value of REIT and other real estate-related investments.

Sector Risk. The Adviser may allocate more of the Fund’s investments to a particular sector or sectors in the market. If the Fund invests a significant portion of its total assets in certain sectors, its investment portfolio will be more susceptible to the financial, economic, business, and political developments that affect those sectors.

Securities Lending Risk. The Fund may make secured loans of its portfolio securities in an amount not exceeding 33 ⅓% of the value of the Fund’s total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially, including possible impairment of the Fund’s ability to vote the securities on loan. If a loan is collateralized by cash, the Fund typically will invest the cash collateral for its own account and may pay a fee to the borrower that normally represents a portion of the Fund’s earnings on the collateral. Because the Fund may invest collateral in any investments in accordance with its investment objective, the Fund’s securities lending transactions will result in investment leverage. The Fund bears the risk that the value of the investments made with collateral may decline.

Value Investing Risk. The determination that a security is undervalued is subjective. The market may not agree with the Adviser’s determination and the security’s price may not rise to what the Adviser believes is its full fair value.

Performance Information

The performance information below provides some indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Institutional Shares from year to year.

The table shows the average annual returns of the Investor Shares, Institutional Shares, R6 Shares, A Shares and C Shares for the periods of 1 Year, 5 Years and Since Inception compared to a broad-based market index, as applicable.

Visit www.fullerthalerfunds.com for more current performance information.

Past performance, before and after taxes, is not necessarily predictive of future performance.

Mid-Cap Value Fund

Calendar Year Total Returns – Institutional Shares

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest	10/1/2020 – 12/31/2020	25.93%
Lowest	1/1/2020 – 3/31/2020	(32.20)%

AVERAGE ANNUAL TOTAL RETURNS

(for periods ended 12/31/2023)

	1 Year	5 Years	Since Inception(1)
Mid-Cap Value Fund
Institutional Shares - Before Taxes	12.36%	13.64%	9.11%
Institutional Shares - After Taxes on Distributions(2)	11.92%	13.23%	8.75%
Institutional Shares - After Tax on Distributions and Sale of Fund Shares(2)	7.63%	10.90%	7.21%
Investor Shares - Before Taxes	12.02%	13.35%	8.81%
R6 Shares - Before Taxes	12.48%	13.76%	9.21%
A Shares - Before Taxes(1)	5.54%	N/A	0.99%
C Shares - Before Taxes(1)	11.41%	N/A	3.81%
Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes)(3)	12.71%	11.16%	6.88%

(1)	The inception date of Fund’s Institutional Shares, Investor Shares and R6 Shares is December 21, 2017. The Fund’s Class A Shares and Class C Shares commenced operations on March 10, 2022. Returns for A Shares reflect the maximum sales charge.

(2)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Institutional Shares only. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return. After-tax returns for other share classes will vary.
(3)	The Russell Midcap® Value Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price/book ratios and lower forecasted growth values. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The inception date used for the Russell MidCap® Value Index is December 21, 2017, the inception date of the Fund’s Institutional Shares.

Management of the Fund

Investment Manager. Fuller & Thaler Asset Management, Inc. (“FullerThaler” or the “Adviser”)

Portfolio Managers

●	David Potter, CFA, Partner and Lead Portfolio Manager, has managed the Fund since its 2017 inception.

●	Ryam Lee, CFA, Associate Portfolio Manager, has been an analyst on the Fund since its 2017 inception.

Purchase and Sale of Fund Shares

Minimum Initial Investment	Minimum Subsequent Investment

A Shares: $1,000 for most account types

C Shares: $1,000 for most account types

Investor Shares: $1,000 for most account types

Institutional Shares: $100,000 for most account types

R6 Shares: $1,000,000 for most account types

A Shares: $50 for all account types C Shares: $50 for all account types Investor Shares: $50 for all account types Institutional Shares: $50 for all account types R6 Shares: $50 for all account types

●	Investments in A Shares and C Shares, when available, may be made only through your dealer or financial adviser. Other share classes may be purchased directly from the Fund.

●	Minimum investment requirements are waived for any qualified group retirement plan. Minimum investment requirements may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For additional information regarding waiver of investment minimums, please see “Classes of Shares” in this Prospectus.

To Place Buy or Sell Orders
By mail: FullerThaler Behavioral Mid-Cap Value Fund c/o Ultimus Fund Solutions, LLC PO Box 46707 Cincinnati, OH 45246-0707 By Phone: 1-888-912-4562

You may also purchase and redeem shares through your dealer or financial adviser. Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You should be aware that investments in tax-deferred accounts may be taxable at withdrawal. You should discuss any tax-related concerns with your tax adviser or attorney.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION

FULLERTHALER BEHAVIORAL UNCONSTRAINED EQUITY FUND

Investment Objective

The FullerThaler Behavioral Unconstrained Equity Fund (the “Unconstrained Equity Fund” or the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Unconstrained Equity Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund which are not reflected below. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations of this Prospectus. More information about these and other discounts is available from your financial intermediary and as described under “CLASSES OF SHARES” in this Prospectus. No initial sales charge is assessed on aggregated purchases of $1 million or more in all FullerThaler Funds. You are also eligible for a discount on A Shares sales charges beginning with a minimum purchase of $50,000. The Fund also permits you to reduce the front-end sales charge you pay on A Shares by exercising your Rights of Accumulation or Letter of Intent privileges with respect to your investments in FullerThaler Funds, as described under “CLASSES OF SHARES – A Shares” in this Prospectus.

	Share Class
	A	C	Investor(1)	Institutional	R6
Shareholder Fees (fees paid directly from your investments)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of the sale price)	1.00%	1.00%	None	None	None

	Share Class
	A	C	Investor(1)	Institutional	R6
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None
Other Expenses	0.63%(2)	0.47%	0.58%(2)	0.57%(2)	0.38%
Total Annual Fund Operating Expenses	1.73%	2.32%	1.68%	1.42%	1.23%
Expense Reductions(3)	(0.43)%	(0.52)%	(0.43)%	(0.45)%	(0.36)%
Total Annual Fund Operating Expenses After Expense Reductions(3)	1.30%	1.80%	1.25%	0.97%	0.87%

(1)	The Fund’s Investor Shares have been approved by the Capitol Series Trust’s (the “Trust”) Board of Trustees but are not yet available for purchase and are not being offered at this time. The Fund’s Investor Shares will be offered for sale at a later date. Because the Fund’s Investor Shares have no operating history, ‘Other Expenses’ for this share class is based on estimated expenses for the current fiscal year.
(2)

The Trust has adopted an Administrative Services Plan (the “Services Plan”) for A Shares, Investor Shares, and Institutional Shares of the Funds. The Services Plan allows the A Shares, Investor Shares and Institutional Shares of the Fund to pay service organizations for the provision of certain administrative, recordkeeping and other non-distribution related shareholder services to A Share, Investor Share and Institutional Share shareholders. The Services Plan permits the Fund to make service fee payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its A Shares and up to 0.20% of the Fund’s average daily net assets attributable to its Investor Shares or Institutional Shares. “Other Expenses” reported in the table above for A Shares, Investor Shares and Institutional Shares include an allocation of up to 0.03% of this services fee payable to the Fund’s investment adviser, Fuller & Thaler Asset Management, Inc. (“FullerThaler” or the “Adviser”) for certain non-distribution related shareholder services that it provides pursuant to a Shareholder Services Agreement between the Trust and FullerThaler adopted pursuant to the Services Plan. This Shareholder Services Agreement and fee allocation to FullerThaler were authorized by the Board of Trustees (the “Board”) of the Trust pursuant to the Services Plan in March 2023, and is in effect for the Fund. For additional information regarding the Services Plan, refer to “Service Fees – A Shares, Investor Shares and Institutional Shares” in the Fund’s prospectus.

(3)	Effective January 29, 2024, FullerThaler has contractually agreed to waive its management fee and/or reimburse Fund expenses so that total annual operating expenses do not exceed 1.30%, 1.80%, 1.25%, 0.97% and 0.87% for A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, respectively, of the Fund’s average daily net assets through January 31, 2025. The expense limitation does not apply to (i) interest (other than custodial overdraft fees and expenses associated with the Fund’s participation in an alternative liquidity program), (ii) taxes, (iii) brokerage fees and commissions, (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (v) dividend expense on short sales and (vi) indirect expenses such as acquired fund fees and expenses incurred by the Fund in any fiscal year. During any fiscal year that the Investment Advisory Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board may terminate such agreement at any time. The Expense Limitation Agreement shall terminate automatically upon the termination of the Advisory Agreement.

Example:

The Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same and the expense waiver/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Example: Assuming you redeem your shares at the end of each period

Share Class	1 Year	3 Years	5 Years	10 Years
A Shares	$700	$1049	$1422	$2465
C Shares	$183	$675	$1193	$2616
Investor Shares	$127	$488	$872	$1951
Institutional Shares	$99	$405	$733	$1663
R6 Shares	$89	$355	$641	$1457

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2023 was 19% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of companies of all market capitalizations based in the U.S. (“80% Policy”). The Fund must provide shareholders with 60 days’ prior written notice if it changes its 80% Policy. The Fund considers a company to be based in the U.S. if it is publicly traded in the U.S. and it satisfies one or more of the following additional criteria: it is incorporated in the U.S., it is headquartered in the U.S., its reported assets are primarily located in the U.S., or it derives the majority of its revenue from the U.S.

The Fund seeks to achieve its investment objective by building a non-diversified portfolio of U.S. stocks in a disciplined process that applies the proprietary research of FullerThaler, the Fund’s investment adviser, on the behavioral biases of other investors.

FullerThaler’s investment process is based on decades of research into behavioral finance. Behavioral finance is the study of how investors actually behave, as opposed to how they should behave, when making investment decisions. Professional investors are human, and like all humans, they make mistakes. Investors make mistakes because they have emotions, use imperfect rules of thumb, and have priorities beyond risk and return. FullerThaler’s process identifies and exploits those mistakes. The Adviser’s analysis includes making educated predictions of when other investors – the “market” – have likely made a behavioral mistake, and in turn, have created a buying opportunity. There are two kinds of mistakes that produce buying opportunities: over-reaction and under-reaction. Investors may over-react to bad news and losses (e.g., panic) that may present opportunities in typically value-oriented stocks, or they may under-react to good news (e.g., not pay attention) that may present opportunities in typically growth-oriented stocks. For example, investor over-reaction may occur when investors become extremely pessimistic about a particular company’s stock due to negative information about that company, e.g. a falling share price, unfavorable news reports, analyst downgrades, etc. FullerThaler regards this negative investor sentiment as excessive and an over-reaction when it persists despite significant bullish signals coming from a company’s management. Similarly, investor under-reaction occurs when investors’ anchoring and over-confidence biases cause them to under-react to new information--especially new information that is inconsistent with their previous analysis of a stock. For example, one type of situation that FullerThaler looks for is significant positive earnings surprises versus consensus earnings forecasts, where sustainable, company-specific improvements have driven better-than-expected earnings. Because of its long-term investment orientation, the Fund further narrows its universe by only investing in a small subset of these under-reaction stocks: those where under-reaction has historically occurred with unusual consistency and frequency.

At the individual stock level, FullerThaler employs proprietary screening tools to help identify stocks where such behavioral biases are occurring. This is not a quantitative strategy, and no quantitative factor model is used in the investment process. Through its screening tools, FullerThaler searches for events related to insider buying, earnings announcements, and other news that suggest these types of investor misbehavior (over-reaction or under-reaction) and draws from its more than 30 years of experience in analyzing events that suggest investor misbehavior. If these behaviors are present, FullerThaler then proceeds to its fundamental analysis of the company, which includes a credit-style/downside analysis of the company to determine whether it is suitable for a long-term, multi-year holding period. The portfolio manager performs this stock-specific research and makes all buy and sell decisions for the strategy. In summary, if an investor mistake is likely and the company has solid fundamentals, the portfolio managers buy the stock. The portfolio managers generally sell when they believe investor misbehavior has reversed or the firm’s fundamentals deteriorate. There is no set length of time that the Fund expects to hold a particular security.

The Fund may invest a portion of its assets in real estate investment trusts (“REITs”), Business Development Companies (“BDCs”), and Exchange Traded Funds (“ETFs”) whose investment characteristics are consistent with the Fund’s principal investment strategy. REITs are pooled investment vehicles that generally invest in income-producing real estate or real estate-related loans or interests. The Fund will generally invest in liquid REITs that are included in the Russell 3000®, the Fund’s benchmark index. A BDC is a form of unregistered closed-end investment company that typically invests in small and mid-sized businesses to help such companies grow in the initial stages of their development. An ETF is a marketable security that typically tracks a stock index or other basket of assets. Although similar in many ways, ETFs differ from mutual funds because ETF shares trade like common stock on an exchange, with a fluctuating price throughout the day as shares are bought and sold.

The Fund may also lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund’s Board. Loans of portfolio securities will be collateralized by liquid securities and cash. The Fund may invest cash collateral received in securities consistent with its principal investment strategy.

The Fund is non-diversified and therefore may invest a greater percentage of its net assets in the securities of fewer issuers than a diversified Fund. The Fund reserves the right to concentrate in a particular industry or group of industries by investing, consistent with the Fund’s investment policies and objectives, up to 35% of its assets in the equity securities of issuers in such industry or group of industries, if, at the time of investment, that industry or group of industries represents 10% or more of the Russell 3000®, the Fund’s benchmark index. While it is not possible to forecast exactly when and how this concentration will occur, it would most likely occur in industries where the strategy has historically had the highest weights: Semiconductors & Semiconductor Equipment; Technology Hardware, Storage & Peripherals; Internet & Direct Marketing Retail; Software; Electrical Equipment; Machinery; Biotechnology; and Specialty Retail.

The Fund also reserves the right to concentrate in particular sectors, and will concentrate its investments in a particular sector by investing greater than 25% of the Fund’s total assets in such sector when its Behavioral Strategy indicates that such concentration would be appropriate from an investment perspective. The Fund does not have a pre-conceived intention to invest in any particular sector.

The Fund typically expects to hold from 20 to 30 positions, with individual position sizes typically ranging up to 12% of the Fund’s net assets. The Unconstrained Equity Fund’s portfolio turnover rate is normally expected to be below 50%.

Principal Investment Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Additional Information Regarding Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Risk. Movements in the stock market may adversely affect the securities held by the Fund on a daily basis, and as a result, such movements may negatively affect the Fund’s net asset value (“NAV”) and investment return. Prices for securities in which the Fund invests may move up or down, sometimes rapidly and unpredictably, as a result of market influences. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular industries or sectors represented in those markets. The Fund’s investments are subject to the following market-related risks, among others: inflation risk, geopolitical risks, including wars, terrorism, government shutdowns, and concerns about sovereign debt; natural and environmental disasters, including earthquakes, tsunamis and hurricanes; widespread disease, including pandemics and epidemics; and market manipulation and other fraudulent practices. For additional information regarding Market Risk, including the effect of pandemics such as the novel coronavirus disease, on financial markets, please see “Market Risk” in the section titled “Additional Information Regarding Principal Investment Risks” in this prospectus.

Equity Securities Risk. U.S. equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Micro-Cap Company Risk. Returns from small and micro-capitalization growth stocks may trail returns from the overall stock market. Historically, small and micro-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently. Small and microcap-size companies tend to have greater stock volatility because, among other things, these companies are more sensitive to changing economic conditions.

Small-Cap Company Risk. Investments in securities of small-cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Small-cap companies often have less predictable earnings, more limited product lines, markets, distribution channels, or financial resources, and the management of such companies may be dependent on one or a few key people. The equity securities of small-cap companies are generally less liquid than the equity securities of larger companies.

Mid-Cap Company Risk. Mid-cap companies involve greater risk of loss and price fluctuation than larger companies. Many of these companies are younger and have a more limited track record than larger companies. Their securities may trade less frequently and in more limited volume than those of more mature companies making them more volatile and more difficult to buy or sell at an acceptable price. These companies may also lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition.

Large Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors, potentially resulting in lower market prices for their common stock.

Behavioral Strategy Risk. When taking investment positions, FullerThaler will apply principles based on behavioral finance. In order to take advantage of behavioral biases, FullerThaler generally focuses on certain markers of possible under- and over- reaction. Securities identified using this type of strategy may perform differently from the market as a whole based on the following: the criteria used in the analysis; whether the criteria used are successful in predicting investor behavior; the weight placed on each criterion; and changes in the criteria’s historical trends. The criteria used in implementing this strategy and the weight placed on those criteria may not be predictive of a security’s value, and the effectiveness of the criteria can change over time. These changes may not be reflected in the current analytical approach used to implement the behavioral strategy. There can be no guarantee that FullerThaler will be successful in applying behavioral finance principles to successfully predict investor behavior to exploit stock price anomalies.

BDC Risk. A BDC may invest in the equity and fixed income securities of smaller and developing companies as well as companies that are experiencing financial crises (“Portfolio Companies”). Investments in smaller and developing Portfolio Companies involve a greater risk of loss due to their youth and limited track records and are more susceptible to competition and economic and market changes due to limited products and market shares. Because Portfolio Companies may have limited capital resources, there is also a greater risk of default on fixed income securities issued and non-payment of dividends on any preferred and common stock issued. Investments in Portfolio Companies typically have limited liquidity. A BDC may use leverage (e.g. borrowing and the issuance of fixed income and preferred securities) to finance its own operations and may suffer significant losses if market fluctuations cause the BDC’s net asset value (“NAV”) to decline or if related interest charges exceed investment income. The Fund has no control over the investments made by BDCs, and BDCs are subject to additional risks such as the fact that their shares may trade at a market price above or below their NAVs or an active market may not develop for their shares.

Concentration Risk. Greater than 25% of the Fund’s total assets may be exposed to a particular industry. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. An inherent risk associated with an industry-concentrated portfolio is that the Fund may be adversely affected if a small number of its investments in the concentrated industry or group of industries perform poorly.

ETF Risk. The Fund is subject to the performance of the ETFs in which it invests for the portion of the Fund’s assets that are so invested. Because the Fund invests its assets in shares of ETFs, the Fund indirectly owns the investments made by such ETFs. By investing in the Fund, you therefore indirectly assume the same types of risks as investing directly in such ETFs. The Fund’s investment performance is affected by the ETF’s investment performance. In addition, the Fund’s risks include the Underlying ETF’s principal risks.

Fee Layering Risk. When the Fund invests in another investment company such as a business development company or an ETF, the Fund will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. Therefore, the Fund will incur additional expenses, some of which are duplicative of the Fund’s own operational expenses.

Growth Investing Risk. To the extent that the Fund invests in growth-oriented securities, the Adviser’s perception of the underlying companies’ growth potentials may be wrong, or the securities purchased may not perform as expected.

Issuer Risk. The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Liquidity Risk. The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk. The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Non-Diversification Risk. Investment in the securities of a limited number of issuers or sectors exposes the Fund to greater market risk and potentially greater market losses than if its investments were diversified in securities and sectors.

Regulatory Risk. Changes in government regulations may adversely affect the operations and value of the Fund or the companies in which it invests. Industries and markets that are not adequately regulated may be susceptible to the initiation of inappropriate practices that adversely affect the Fund or the companies in which it invests.

REIT and Real Estate-Related Investment Risk. Adverse changes in the real estate markets may affect the value of REIT and other real estate-related investments.

Sector Risk. The Adviser may allocate more of the Fund’s investments to a particular sector or sectors in the market. If the Fund invests a significant portion of its total assets in certain sectors, its investment portfolio will be more susceptible to the financial, economic, business, and political developments that affect those sectors.

Securities Lending Risk. The Fund may make secured loans of its portfolio securities in an amount not exceeding 33 ⅓% of the value of the Fund’s total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially, including possible impairment of the Fund’s ability to vote the securities on loan. If a loan is collateralized by cash, the Fund typically will invest the cash collateral for its own account and may pay a fee to the borrower that normally represents a portion of the Fund’s earnings on the collateral. Because the Fund may invest collateral in any investments in accordance with its investment objective, the Fund’s securities lending transactions will result in investment leverage. The Fund bears the risk that the value of the investments made with collateral may decline.

Value Investing Risk. The determination that a security is undervalued is subjective. The market may not agree with the Adviser’s determination and the security’s price may not rise to what the Adviser believes is its full fair value.

Performance Information

The performance information below provides some indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Institutional Shares from year to year.

The table shows the average annual returns of the Institutional Shares, R6 Shares, A Shares and C Shares for the periods of 1 Year and Since Inception, as applicable, compared to a broad-based market index. The Fund’s Investor Shares have not yet commenced operations and are not yet available for purchase. Performance information for Investor Shares will be included when the respective share class has been operational for a full calendar year. The Fund’s Investor Shares would have substantially similar annual returns to those classes presented herein because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

Visit www.fullerthalerfunds.com for more current performance information.

Past performance, before and after taxes, is not necessarily predictive of future performance.

Unconstrained Equity Fund

Calendar Year Total Returns – Institutional Shares

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest	4/1/2020 – 6/30/2020	23.91%
Lowest	1/1/2020 – 3/31/2020	(25.15)%

AVERAGE ANNUAL TOTAL RETURNS

(for periods ended 12/31/2023)

	1 Year	5 Years	Since Inception(1)
Unconstrained Equity Fund
Institutional Shares - Before Taxes	27.18%	14.92%	15.55%
Institutional Shares - After Taxes on Distributions(2)	27.12%	14.85%	15.48%
Institutional Shares - After Tax on Distributions and Sale of Fund Shares(2)	16.13%	12.02%	12.55%
Investor Shares - Before Taxes(1)	N/A	N/A	N/A
R6 Shares - Before Taxes	27.23%	15.02%	15.65%
A Shares - Before Taxes(1)	19.66%	N/A	0.51%
C Shares - Before Taxes(1)	26.66%	N/A	2.38%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)(3)	25.96%	15.16%	15.49%
Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)(4)	17.23%	12.68%	12.99%

(1)	The inception date of Fund’s Institutional Shares and R6 Shares is December 26, 2018. The inception date of the Fund’s A Shares and C Shares is May 27, 2021. Returns for A Shares reflect the maximum sales charge. The Fund’s Investor Shares have not yet commenced operations and are not yet available for purchase. The Fund’s Investor Shares will be offered for sale at a later date. Performance for Investor Shares will be included when the share class has been operational for a full calendar year.
(2)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Institutional Shares only. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return. After-tax returns for other share classes will vary.

(3)	The Russell 3000® Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. The Russell 3000® Index represents the performance of the 3000 largest U.S. publicly traded companies as measured by market capitalization. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The inception date used for the Russell 3000® Index is December 26, 2018, the inception date of the Fund’s Institutional Shares.
(4)	The Russell Midcap® Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. The Russell Midcap® Index measures the performance of the mid-cap segment of the US equity universe. It is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 27% of the total market capitalization of the Russell 1000® companies, as of the most recent constitution. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance characteristics of the true mid-cap opportunity set. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The inception date used for the Russell Midcap® Index is December 26, 2018, the inception date of the Fund’s Institutional Shares.

Management of the Fund

Investment Manager. Fuller & Thaler Asset Management, Inc. (“FullerThaler” or the “Adviser”)

Portfolio Managers

●	Raymond Lin, CFA, Partner and Lead Portfolio Manager, has been the Portfolio Manager of the Fund since its December, 2018 inception.

●	Raife Giovinazzo, Ph.D., CFA, Managing Partner and Back-up Portfolio Manager, has been the back-up portfolio manager of the Fund since its December, 2018 inception.

Purchase and Sale of Fund Shares

Minimum Initial Investment	Minimum Subsequent Investment

A Shares: $1,000 for most account types

C Shares: $1,000 for most account types

Investor Shares: $1,000 for most account types

Institutional Shares: $100,000 for most account types

R6 Shares: $1,000,000 for most account types

A Shares: $50 for all account types C Shares: $50 for all account types Investor Shares: $50 for all account types Institutional Shares: $50 for all account types R6 Shares: $50 for all account types

●	Investments in A Shares and C Shares, when available, may be made only through your dealer or financial adviser. Other share classes may also be purchased directly from the Fund.

●	Minimum investment requirements are waived for any qualified group retirement plan. Minimum investment requirements may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For additional information regarding waiver of investment minimums, please see “Classes of Shares” in this Prospectus.

To Place Buy or Sell Orders

By mail: FullerThaler Behavioral Unconstrained Equity Fund

c/o Ultimus Fund Solutions, LLC

PO Box 46707

Cincinnati, OH 45246-0707

By Phone: 1-888-912-4562

You may also purchase and redeem shares through your dealer or financial adviser. Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You should be aware that investments in tax-deferred accounts may be taxable at withdrawal. You should discuss any tax-related concerns with your tax adviser or attorney.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION

FULLERTHALER BEHAVIORAL SMALL–MID CORE EQUITY FUND

Investment Objective

The FullerThaler Behavioral Small–Mid Core Equity Fund (the “Small-Mid Core Equity Fund” or the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Small–Mid Core Equity Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund which are not reflected below. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations of this Prospectus. More information about these and other discounts is available from your financial intermediary and as described under “CLASSES OF SHARES” in this Prospectus. No initial sales charge is assessed on aggregated purchases of $1 million or more in all FullerThaler Funds. You are also eligible for a discount on A Shares sales charges beginning with a minimum purchase of $50,000. The Fund also permits you to reduce the front-end sales charge you pay on A Shares by exercising your Rights of Accumulation or Letter of Intent privileges with respect to your investments in FullerThaler Funds, as described under “CLASSES OF SHARES – A Shares” in this Prospectus.

	Share Class
	A	C(1)	Investor(1)	Institutional	R6(1)
Shareholder Fees (fees paid directly from your investments)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of the sale price)	1.00%	1.00%	None	None	None

	Share Class
	A	C(1)	Investor(1)	Institutional	R6(1)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None
Other Expenses	0.57%(2)	0.49%	0.69%(2)	0.55%(2)	0.49%
Total Annual Fund Operating Expenses	1.62%	2.29%	1.74%	1.35%	1.29%
Expense Reductions(3)	(0.36)%	(0.53)%	(0.53)%	(0.48)%	(0.52)%
Total Annual Fund Operating Expenses After Expense Reductions(3)	1.26%	1.76%	1.21%	0.87%	0.77%

(1)	The Fund’s C Shares, Investor Shares and R6 Shares have been approved by the Capitol Series Trust’s (the “Trust”) Board of Trustees but are not yet available for purchase and are not being offered at this time. The Fund’s C Shares, Investor Shares, and R6 Shares will be offered for sale at a later date. Because the Fund’s C Shares, Investor Shares and R6 Shares have no operating history, ‘Other Expenses’ for these share classes are based on estimated expenses for the current fiscal year.
(2)

The Trust has adopted an Administrative Services Plan (the “Services Plan”) for A Shares, Investor Shares, and Institutional Shares of the Funds. The Services Plan allows the A Shares, Investor Shares and Institutional Shares of the Fund to pay service organizations for the provision of certain administrative, recordkeeping and other non-distribution related shareholder services to A Share, Investor Share and Institutional Share shareholders. The Services Plan permits the Fund to make service fee payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its A Shares and up to 0.20% of the Fund’s average daily net assets attributable to its Investor Shares or Institutional Shares. “Other Expenses” reported in the table above for A Shares, Investor Shares and Institutional Shares include an allocation of up to 0.03% of this services fee payable to the Fund’s investment adviser, Fuller & Thaler Asset Management, Inc. (“FullerThaler” or the “Adviser”) for certain non-distribution related shareholder services that it provides pursuant to a Shareholder Services Agreement between the Trust and FullerThaler adopted pursuant to the Services Plan. This Shareholder Services Agreement and fee allocation to FullerThaler were authorized by the Board of Trustees (the “Board”) of the Trust pursuant to the Services Plan in March 2023, and is in effect for the Fund. For additional information regarding the Services Plan, refer to “Service Fees – A Shares, Investor Shares and Institutional Shares” in the Fund’s prospectus.

(3)	Effective January 29, 2024, FullerThaler has contractually agreed to waive its management fee and/or reimburse Fund expenses so that total annual operating expenses do not exceed 1.26%, 1.76%, 1.21%, 0.87% and 0.77% for A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, respectively, of the Fund’s average daily net assets through January 31, 2025. Prior to January 29, 2024, the Fund’s total annual operating expenses were contractually limited to 1.26%, 1.76%, 1.21%, 0.93% and 0.83% for A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, respectively. The expense limitation does not apply to (i) interest (other than custodial overdraft fees and expenses associated with the Fund’s participation in an alternative liquidity program), (ii) taxes, (iii) brokerage fees and commissions, (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (v) dividend expense on short sales and (vi) indirect expenses such as acquired fund fees and expenses incurred by the Fund in any fiscal year. During any fiscal year that the Investment Advisory Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board may terminate such agreement at any time. The Expense Limitation Agreement shall terminate automatically upon the termination of the Advisory Agreement.

Example:

The Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same and the expense waiver/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Example: Assuming you redeem your shares at the end of each period

Share Class	1 Year	3 Years	5 Years	10 Years
A Shares	$696	$1024	$1374	$2358
C Shares	$179	$665	$1177	$2585
Investor Shares	$123	$496	$894	$2008
Institutional Shares	$89	$380	$693	$1582
R6 Shares	$79	$358	$658	$1511

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2023 was 41% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of small to medium capitalization companies based in the U.S. (“80% Policy”). The Fund must provide shareholders with 60 days’ prior written notice if it changes its 80% Policy. The Fund considers a company to be based in the U.S. if it is publicly traded in the U.S. and it satisfies one or more of the following additional criteria: it is incorporated in the U.S., it is headquartered in the U.S., its reported assets are primarily located in the U.S., or it derives the majority of its revenue from the U.S. The Fund defines small to medium capitalization companies as companies whose market capitalizations are generally in the bottom 30% of total market capitalization or companies whose market capitalizations are smaller than or equal to the largest company in the Russell 2500® Index, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of U.S. operating companies listed on the New York Stock Exchange (“NYSE”), NYSE American LLC, Nasdaq Global Market®, Nasdaq Capital Market®, or such other securities exchanges deemed appropriate by the Adviser. Under the Adviser’s market capitalization guidelines described above, based on market capitalization data as of September 30, 2023, the market capitalization of a small- or mid-cap company would be $44.45 billion or below. This dollar amount will change due to market conditions. The size of the companies included in the Russell 2500® Index will change as a result of market conditions and reconstitution of the Index.

The Fund seeks to achieve its investment objective by building a diversified portfolio of U.S. stocks in a disciplined process that applies the proprietary research of FullerThaler, the Fund’s investment adviser, on the behavioral biases of other investors. FullerThaler’s investment process is based on decades of research into behavioral finance. Behavioral finance is the study of how investors actually behave, as opposed to how they should behave, when making investment decisions. Professional investors are human, and like all humans, they make mistakes. Investors make mistakes because they have emotions, use imperfect rules of thumb, and have priorities beyond risk and return. FullerThaler’s process identifies and exploits those mistakes. The Adviser’s analysis includes making educated predictions of when other investors – the “market” – have likely made a behavioral mistake, and in turn, have created a buying opportunity. There are two kinds of mistakes that produce buying opportunities: over-reaction and under-reaction. Investors may over-react to bad news and losses (e.g., panic) that may present opportunities in typically value-oriented stocks, or they may under-react to good news (e.g., not pay attention) that may present opportunities in typically growth-oriented stocks. At the individual stock level, FullerThaler searches for events related to insider buying, earnings announcements, and other news that suggest these types of investor misbehavior (over-reaction or under-reaction) and draws from its more than 30 years of experience in analyzing events that suggest investor misbehavior. If these behaviors are present, FullerThaler then proceeds to its fundamental analysis of the company. In summary, if an investor mistake is likely and the company has solid fundamentals, the portfolio managers buy the stock. The portfolio managers generally sell when they believe investor misbehavior has reversed or the firm’s fundamentals deteriorate. There is no set length of time that the Fund expects to hold a particular security. The Fund seeks to deliver similar risk characteristics to the Russell 2500® Index.

The Fund may invest a portion of its assets in real estate investment trusts (“REITs”), Business Development Companies (“BDCs”), and Exchange Traded Funds (“ETFs”) whose investment characteristics are consistent with the Fund’s principal investment strategy. REITs are pooled investment vehicles that generally invest in income-producing real estate or real estate-related loans or interests. The Fund will generally invest in liquid REITs that are included in the Russell 2500®, the Fund’s benchmark index. A BDC is a form of unregistered closed-end investment company that typically invests in small and mid-sized businesses to help such companies grow in the initial stages of their development. An ETF is a marketable security that typically tracks a stock index or other basket of assets. Although similar in many ways, ETFs differ from mutual funds because ETF shares trade like common stock on an exchange, with a fluctuating price throughout the day as shares are bought and sold.

The Fund may also lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund’s Board. Loans of portfolio securities will be collateralized by liquid securities and cash. The Fund may invest cash collateral received in securities consistent with its principal investment strategy.

The Fund may concentrate its investments in a particular sector by investing greater than 25% of the Fund’s total assets in such sector when its Behavioral Strategy indicates that such concentration would be appropriate from an investment perspective. The Fund does not have a pre-conceived intention to invest in any particular sector. The Fund typically expects to hold from 25 to 100 positions, with individual position sizes typically ranging up to 7% of the Fund’s net assets. The Fund is typically expected to have a portfolio turnover rate of less than 80%.

Principal Investment Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Additional Information Regarding Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Risk. Movements in the stock market may adversely affect the securities held by the Fund on a daily basis, and as a result, such movements may negatively affect the Fund’s net asset value (“NAV”) and investment return. Prices for securities in which the Fund invests may move up or down, sometimes rapidly and unpredictably, as a result of market influences. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular industries or sectors represented in those markets. The Fund’s investments are subject to the following market-related risks, among others: inflation risk, geopolitical risks, including wars, terrorism, government shutdowns, and concerns about sovereign debt; natural and environmental disasters, including earthquakes, tsunamis and hurricanes; widespread disease, including pandemics and epidemics; and market manipulation and other fraudulent practices. For additional information regarding Market Risk, including the effect of pandemics such as the novel coronavirus disease, on financial markets, please see “Market Risk” in the section titled “Additional Information Regarding Principal Investment Risks” in this prospectus.

Equity Securities Risk. U.S. equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Small-Cap Company Risk. Investments in securities of small-cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Small-cap companies often have less predictable earnings, more limited product lines, markets, distribution channels, or financial resources, and the management of such companies may be dependent on one or a few key people. The equity securities of small-cap companies are generally less liquid than the equity securities of larger companies.

Mid-Cap Company Risk. Mid-cap companies involve greater risk of loss and price fluctuation than larger companies. Many of these companies are younger and have a more limited track record than larger companies. Their securities may trade less frequently and in more limited volume than those of more mature companies making them more volatile and more difficult to buy or sell at an acceptable price. These companies may also lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition.

Behavioral Strategy Risk. When taking investment positions, FullerThaler will apply principles based on behavioral finance. In order to take advantage of behavioral biases, FullerThaler generally focuses on certain markers of possible under- and over-reaction. Securities identified using this type of strategy may perform differently from the market as a whole based on the following: the criteria used in the analysis; whether the criteria used are successful in predicting investor behavior; the weight placed on each criterion; and changes in the criteria’s historical trends. The criteria used in implementing this strategy and the weight placed on those criteria may not be predictive of a security’s value, and the effectiveness of the criteria can change over time. These changes may not be reflected in the current analytical approach used to implement the behavioral strategy. There can be no guarantee that FullerThaler will be successful in applying behavioral finance principles to successfully predict investor behavior to exploit stock price anomalies.

BDC Risk. A BDC may invest in the equity and fixed income securities of smaller and developing companies as well as companies that are experiencing financial crises (“Portfolio Companies”). Investments in smaller and developing Portfolio Companies involve a greater risk of loss due to their youth and limited track records and are more susceptible to competition and economic and market changes due to limited products and market shares. Because Portfolio Companies may have limited capital resources, there is also a greater risk of default on fixed income securities issued and non-payment of dividends on any preferred and common stock issued. Investments in Portfolio Companies typically have limited liquidity. A BDC may use leverage (e.g. borrowing and the issuance of fixed income and preferred securities) to finance its own operations and may suffer significant losses if market fluctuations cause the BDC’s net asset value (“NAV”) to decline or if related interest charges exceed investment income. The Fund has no control over the investments made by BDCs, and BDCs are subject to additional risks such as the fact that their shares may trade at a market price above or below their NAVs or an active market may not develop for their shares.

ETF Risk. The Fund is subject to the performance of the ETFs in which it invests for the portion of the Fund’s assets that are so invested. Because the Fund invests its assets in shares of ETFs, the Fund indirectly owns the investments made by such ETFs. By investing in the Fund, you therefore indirectly assume the same types of risks as investing directly in such ETFs. The Fund’s investment performance is affected by the ETF’s investment performance. In addition, the Fund’s risks include the Underlying ETF’s principal risks.

Fee Layering Risk. When the Fund invests in another investment company such as a business development company or an ETF, the Fund will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. Therefore, the Fund will incur additional expenses, some of which are duplicative of the Fund’s own operational expenses.

Growth Investing Risk. To the extent that the Fund invests in growth-oriented securities, the Adviser’s perception of the underlying companies’ growth potentials may be wrong, or the securities purchased may not perform as expected.

Issuer Risk. The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Liquidity Risk. The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk. The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Regulatory Risk. Changes in government regulations may adversely affect the operations and value of the Fund or the companies in which it invests. Industries and markets that are not adequately regulated may be susceptible to the initiation of inappropriate practices that adversely affect the Fund or the companies in which it invests.

REIT and Real Estate-Related Investment Risk. Adverse changes in the real estate markets may affect the value of REIT and other real estate-related investments.

Sector Risk. The Adviser may allocate more of the Fund’s investments to a particular sector or sectors in the market. If the Fund invests a significant portion of its total assets in certain sectors, its investment portfolio will be more susceptible to the financial, economic, business, and political developments that affect those sectors.

Securities Lending Risk. The Fund may make secured loans of its portfolio securities in an amount not exceeding 33 ⅓% of the value of the Fund’s total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially, including possible impairment of the Fund’s ability to vote the securities on loan. If a loan is collateralized by cash, the Fund typically will invest the cash collateral for its own account and may pay a fee to the borrower that normally represents a portion of the Fund’s earnings on the collateral. Because the Fund may invest collateral in any investments in accordance with its investment objective, the Fund’s securities lending transactions will result in investment leverage. The Fund bears the risk that the value of the investments made with collateral may decline.

Value Investing Risk. The determination that a security is undervalued is subjective. The market may not agree with the Adviser’s determination and the security’s price may not rise to what the Adviser believes is its full fair value.

Performance Information

The performance information below provides some indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Institutional Shares from year to year.

The table shows the average annual returns of the Institutional Shares and A Shares for the periods of 1 Year, 5 Years and Since Inception compared to a broad-based market index, as applicable. The Fund’s C Shares, Investor Shares and R6 Shares have not yet commenced operations and are not yet available for purchase. Performance information for C Shares, Investor Shares and R6 Shares will be included when the respective share class has been operational for a full calendar year. The Fund’s C Shares, Investor Shares and R6 Shares would have substantially similar annual returns to those classes presented herein because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

Visit www.fullerthalerfunds.com for more current performance information.

Past performance, before and after taxes, is not necessarily predictive of future performance.

Small-Mid Core Equity Fund

Calendar Year Total Returns – Institutional Shares

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest	10/1/2020 – 12/31/2020	28.69%
Lowest	1/1/2020 – 3/31/2020	(31.13)%

AVERAGE ANNUAL TOTAL RETURNS

(for periods ended 12/31/2023)

	1 Year	5 Years	Since Inception(1)
Small-Mid Core Equity Fund
Institutional Shares - Before Taxes	18.51%	13.04%	13.61%
Institutional Shares - After Taxes on Distributions(2)	18.27%	12.42%	12.99%
Institutional Shares - After Tax on Distributions and Sale of Fund Shares(2)	11.13%	10.32%	10.79%
Investor Shares - Before Taxes(1)	N/A	N/A	N/A
R6 Shares - Before Taxes(1)	N/A	N/A	N/A
A Shares - Before Taxes(1)	11.33%	N/A	0.36%
C Shares - Before Taxes(1)	N/A	N/A	N/A
Russell 2500® Index (reflects no deduction for fees, expenses or taxes)(3)	17.42%	11.67%	11.99%

(1)	The inception date of Fund’s Institutional Shares is December 26, 2018. The Fund’s A Shares commenced operations on March 10, 2022. Returns for A Shares reflect the maximum sales charge. The Fund’s C Shares, Investor Shares and R6 Shares have not yet commenced operations and are not yet available for purchase. The Fund’s C Shares, Investor Shares and R6 Shares will be offered for sale at a later date. Performance for C Shares, Investor Shares and R6 Shares will be included when the respective share class has been operational for a full calendar year.
(2)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Institutional Shares only. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return. After-tax returns for other share classes will vary.
(3)	The Russell 2500™ Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. The Russell 2500™ Index measures the performance of those Russell 2500™ companies with lower price/book ratios and lower forecasted growth values. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The inception date used for the Russell 2500™ Index is December 26, 2018, the inception date of the Fund’s Institutional Shares.

Management of the Fund

Investment Manager. Fuller & Thaler Asset Management, Inc. (“FullerThaler” or the “Adviser”)

Portfolio Managers

●	Raymond Lin, CFA, Partner and Lead Portfolio Manager, has been the Portfolio Manager of the Fund since its December, 2018 inception.

●	Raife Giovinazzo, Ph.D., CFA, Managing Partner and Back-up Portfolio Manager, has been the back-up portfolio manager of the Fund since its December, 2018 inception.

Purchase and Sale of Fund Shares

Minimum Initial Investment	Minimum Subsequent Investment

A Shares: $1,000 for most account types

C Shares: $1,000 for most account types

Investor Shares: $1,000 for most account types

Institutional Shares: $100,000 for most account types

R6 Shares: $1,000,000 for most account types

A Shares: $50 for all account types C Shares: $50 for all account types Investor Shares: $50 for all account types Institutional Shares: $50 for all account types R6 Shares: $50 for all account types

●	Investments in A Shares and C Shares, when available, may be made only through your dealer or financial adviser. Other share classes may also be purchased directly from the Fund.

●	Minimum investment requirements are waived for any qualified group retirement plan. Minimum investment requirements may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For additional information regarding waiver of investment minimums, please see “Classes of Shares” in this Prospectus.

To Place Buy or Sell Orders

By mail: FullerThaler Behavioral Small–Mid Core Equity Fund

c/o Ultimus Fund Solutions, LLC

PO Box 46707

Cincinnati, OH 45246-0707

By Phone: 1-888-912-4562

You may also purchase and redeem shares through your dealer or financial adviser. Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You should be aware that investments in tax-deferred accounts may be taxable at withdrawal. You should discuss any tax-related concerns with your tax adviser or attorney.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION

FULLERTHALER BEHAVIORAL MICRO-CAP EQUITY FUND

Investment Objective

The FullerThaler Behavioral Micro-Cap Equity Fund (the “Micro-Cap Equity Fund” or the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Micro-Cap Equity Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund which are not reflected below. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations of this Prospectus. More information about these and other discounts is available from your financial intermediary and as described under “CLASSES OF SHARES” in this Prospectus. No initial sales charge is assessed on aggregated purchases of $1 million or more in all FullerThaler Funds. You are also eligible for a discount on A Shares sales charges beginning with a minimum purchase of $50,000. The Fund also permits you to reduce the front-end sales charge you pay on A Shares by exercising your Rights of Accumulation or Letter of Intent privileges with respect to your investments in FullerThaler Funds, as described under “CLASSES OF SHARES – A Shares” in this Prospectus.

	Share Class
	A(1)	C(1)	Investor(1)	Institutional	R6(1)
Shareholder Fees (fees paid directly from your investments)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of the sale price)	1.00%	1.00%	None	None	None

	Share Class
	A(1)	C(1)	Investor(1)	Institutional	R6(1)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.45%	1.45%	1.45%	1.45%	1.45%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None
Other Expenses	0.84%(2)	0.59%	0.79%(2)	0.68(2)	0.59%
Total Annual Fund Operating Expenses	2.54%	3.04%	2.49%	2.13%	2.04%
Expense Reductions(3)	(0.79)%	(0.79)%	(0.79)%	(0.84)%	(0.85)%
Total Annual Fund Operating Expenses After Expense Reductions(3)	1.75%	2.25%	1.70%	1.29%	1.19%

(1)	The Fund’s A Shares, C Shares, Investor Shares and R6 Shares have been approved by the Capitol Series Trust’s (the “Trust”) Board of Trustees but are not yet available for purchase and are not being offered at this time. The Fund’s A Shares, C Shares, Investor Shares, and R6 Shares will be offered for sale at a later date. Because the Fund’s A Shares, C Shares, Investor Shares and R6 Shares have no operating history, ‘Other Expenses’ for these share classes are based on estimated expenses for the current fiscal year.
(2)

The Trust has adopted an Administrative Services Plan (the “Services Plan”) for A Shares, Investor Shares, and Institutional Shares of the Funds. The Services Plan allows the A Shares, Investor Shares and Institutional Shares of the Fund to pay service organizations for the provision of certain administrative, recordkeeping and other non-distribution related shareholder services to A Share, Investor Share and Institutional Share shareholders. The Services Plan permits the Fund to make service fee payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its A Shares and up to 0.20% of the Fund’s average daily net assets attributable to its Investor Shares or Institutional Shares. “Other Expenses” reported in the table above for A Shares, Investor Shares and Institutional Shares include an allocation of up to 0.03% of this services fee payable to the Fund’s investment adviser, Fuller & Thaler Asset Management, Inc. (“FullerThaler” or the “Adviser”) for certain non-distribution related shareholder services that it provides pursuant to a Shareholder Services Agreement between the Trust and FullerThaler adopted pursuant to the Services Plan. This Shareholder Services Agreement and fee allocation to FullerThaler were authorized by the Board of Trustees (the “Board”) of the Trust pursuant to the Services Plan in March 2023, and is in effect for the Fund. For additional information regarding the Services Plan, refer to “Service Fees – A Shares, Investor Shares and Institutional Shares” in the Fund’s prospectus.

(3)	Effective January 29, 2024, FullerThaler has contractually agreed to waive its management fee and/or reimburse Fund expenses so that total annual operating expenses do not exceed 1.75%, 2.25%, 1.70%, 1.29% and 1.19% for A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, respectively, of the Fund’s average daily net assets through January 31, 2025. Prior to January 29, 2024, the Fund’s total annual operating expenses were contractually limited to 1.75%, 2.25%, 1.70%, 1.40% and 1.30% for A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, respectively. The expense limitation does not apply to (i) interest (other than custodial overdraft fees and expenses associated with the Fund’s participation in an alternative liquidity program), (ii) taxes, (iii) brokerage fees and commissions, (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (v) dividend expense on short sales and (vi) indirect expenses such as acquired fund fees and expenses incurred by the Fund in any fiscal year. During any fiscal year that the Investment Advisory Agreement between the Adviser and Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board may terminate such agreement at any time. The Expense Limitation Agreement shall terminate automatically upon the termination of the Advisory Agreement.

Example:

The Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same and the expense waiver/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Example: Assuming you redeem your shares at the end of each period

Share Class	1 Year	3 Years	5 Years	10 Years
A Shares	$743	$1249	$1781	$3229
C Shares	$228	$865	$1527	$3300
Investor Shares	$173	$700	$1254	$2766
Institutional Shares	$131	$586	$1067	$2396
R6 Shares	$121	$557	$1020	$2301

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2023 was 78% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of micro capitalization (“micro-cap”) companies based in the U.S. (“80% Policy”). The Fund must provide shareholders with 60 days’ prior written notice if it changes its 80% Policy. The Fund considers a company to be based in the U.S. if it is publicly traded in the U.S. and it satisfies one or more of the following additional criteria: it is incorporated in the U.S., it is headquartered in the U.S., its reported assets are primarily located in the U.S., or it derives the majority of its revenue from the U.S. The Fund defines micro-cap companies as companies whose market capitalizations are generally in the lowest 5% of total market capitalization or companies whose market capitalizations are smaller than or equal to the 1,500th largest U.S. company or smaller than or equal to the largest stock in the Russell Microcap® Index, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of U.S. operating companies listed on the New York Stock Exchange (“NYSE”), NYSE American LLC, Nasdaq Global Market®,Nasdaq Capital Market® or such other securities exchanges deemed appropriate by the Adviser. Under the Adviser’s market capitalization guidelines described above, based on market capitalization data as of September 30, 2023, the market capitalization of a micro-cap company would be $3.95 billion or below. This dollar amount will change due to market conditions. The size of the companies included in the Russell Microcap® Index will change as a result of market conditions and reconstitution of the Index and universe.

The Fund seeks to achieve its investment objective by building a diversified portfolio of U.S. stocks in a disciplined process that applies the proprietary research of FullerThaler, the Fund’s investment adviser, on the behavioral biases of other investors. FullerThaler’s investment process is based on decades of research into behavioral finance. Behavioral finance is the study of how investors actually behave, as opposed to how they should behave, when making investment decisions. Professional investors are human, and like all humans, they make mistakes. Investors make mistakes because they have emotions, use imperfect rules of thumb, and have priorities beyond risk and return. FullerThaler’s process identifies and exploits those mistakes. The Adviser’s analysis includes making educated predictions of when other investors – the “market” – have likely made a behavioral mistake, and in turn, have created a buying opportunity. There are two kinds of mistakes that produce buying opportunities: over-reaction and under-reaction. Investors may over-react to bad news and losses (e.g., panic) that may present opportunities in typically value-oriented stocks, or they may under-react to good news (e.g., not pay attention) that may present opportunities in typically growth-oriented stocks. At the individual stock level, FullerThaler searches for events related to insider buying, earnings announcements, and other news that suggest these types of investor misbehavior (over-reaction or under-reaction) and draws from its more than 30 years of experience in analyzing events that suggest investor misbehavior. If these behaviors are present, FullerThaler then proceeds to its fundamental analysis of the company. In summary, if an investor mistake is likely and the company has solid fundamentals, the portfolio managers buy the stock. The portfolio managers generally sell when they believe investor misbehavior has reversed or the firm’s fundamentals deteriorate. There is no set length of time that the Fund expects to hold a particular security.

While income-generating funds typically invest in stocks with high dividends, funds seeking capital appreciation typically invest in stocks without significant dividends but try to generate returns for investors through price appreciation. Funds can seek price appreciation with low turnover—holding each stock for many years and expecting each stock to go up in price for years—or with higher turnover—holding each stock for months or quarters, and expecting each stock to go up in price during the months and quarters the stock is held. The Fund typically buys micro-cap stocks with high growth prospects, that often do not pay dividends. And we hold stocks on average less than a year, although we may hold for shorter or much longer periods of time—as long as we believe the price is likely to continue appreciating. Hence, we believe high-turnover (i.e., shorter-term) holding of individual stocks that we expect to appreciate within the fund is entirely consistent with long-term capital appreciation of the Fund as a whole.

The Fund may invest a portion of its assets in real estate investment trusts (“REITs”), Business Development Companies (“BDCs”), and Exchange Traded Funds (“ETFs”) whose investment characteristics are consistent with the Fund’s principal investment strategy. REITs are pooled investment vehicles that generally invest in income-producing real estate or real estate-related loans or interests. The Fund will generally invest in liquid REITs that are included in the Russell Microcap® Index, the Fund’s benchmark index. A BDC is a form of unregistered closed-end investment company that typically invests in small and mid-sized businesses to help such companies grow in the initial stages of their development. An ETF is a marketable security that typically tracks a stock index or other basket of assets. Although similar in many ways, ETFs differ from mutual funds because ETF shares trade like common stock on an exchange, with a fluctuating price throughout the day as shares are bought and sold.

The Fund reserves the right to concentrate in a particular industry or group of industries by investing, consistent with the Fund’s investment policies and objectives, up to 35% of its assets in the equity securities of issuers in such industry or group of industries, if, at the time of investment, that industry or group of industries represents 10% or more of the Russell Microcap® Index, the Fund’s benchmark index. While it is not possible to forecast exactly when and how this concentration will occur, it would most likely occur in industries where the strategy has historically had the highest weights or currently see potential opportunities: Specialty Retail; Electronic Equipment, Instruments & Components; Health Care Equipment & Supplies; Semiconductors & Semiconductor Equipment; Hotels, Restaurants & Leisure; Textiles, Apparel & Luxury Goods; and Software.

The Fund also reserves the right to concentrate in particular sectors, and will concentrate its investments in a particular sector by investing greater than 25% of the Fund’s total assets in such sector when its Behavioral Strategy indicates that such concentration would be appropriate from an investment perspective. The Fund does not have a pre-conceived intention to invest in any particular sector.

The Fund typically expects to hold from 40 to 150 positions, with individual position sizes typically ranging up to 7% of the Fund’s net assets. The Fund is typically expected to have a portfolio turnover rate of approximately 100% or more.

The Fund may also lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund’s Board. Loans of portfolio securities will be collateralized by liquid securities and cash. The Fund may invest cash collateral received in securities consistent with its principal investment strategy.

Principal Investment Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Additional Information Regarding Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Risk. Movements in the stock market may adversely affect the securities held by the Fund on a daily basis, and as a result, such movements may negatively affect the Fund’s net asset value (“NAV”) and investment return. Prices for securities in which the Fund invests may move up or down, sometimes rapidly and unpredictably, as a result of market influences. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular industries or sectors represented in those markets. The Fund’s investments are subject to the following market-related risks, among others: inflation risk, geopolitical risks, including wars, terrorism, government shutdowns, and concerns about sovereign debt; natural and environmental disasters, including earthquakes, tsunamis and hurricanes; widespread disease, including pandemics and epidemics; and market manipulation and other fraudulent practices. For additional information regarding Market Risk, including the effect of pandemics such as the novel coronavirus disease, on financial markets, please see “Market Risk” in the section titled “Additional Information Regarding Principal Investment Risks” in this prospectus.

Equity Securities Risk. U.S. equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Micro-Cap Company Risk. Returns from small and micro-capitalization growth stocks may trail returns from the overall stock market. Historically, small and micro-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently. Small and microcap-size companies tend to have greater stock volatility because, among other things, these companies are more sensitive to changing economic conditions.

Small-Cap Company Risk. Investments in securities of small-cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Small-cap companies often have less predictable earnings, more limited product lines, markets, distribution channels, or financial resources, and the management of such companies may be dependent on one or a few key people. The equity securities of small-cap companies are generally less liquid than the equity securities of larger companies.

Behavioral Strategy Risk. When taking investment positions, FullerThaler will apply principles based on behavioral finance. In order to take advantage of behavioral biases, FullerThaler generally focuses on certain markers of possible under- and over-reaction. Securities identified using this type of strategy may perform differently from the market as a whole based on the following: the criteria used in the analysis; whether the criteria used are successful in predicting investor behavior; the weight placed on each criterion; and changes in the criteria’s historical trends. The criteria used in implementing this strategy and the weight placed on those criteria may not be predictive of a security’s value, and the effectiveness of the criteria can change over time. These changes may not be reflected in the current analytical approach used to implement the behavioral strategy. There can be no guarantee that FullerThaler will be successful in applying behavioral finance principles to successfully predict investor behavior to exploit stock price anomalies.

BDC Risk. A BDC may invest in the equity and fixed income securities of smaller and developing companies as well as companies that are experiencing financial crises (“Portfolio Companies”). Investments in smaller and developing Portfolio Companies involve a greater risk of loss due to their youth and limited track records and are more susceptible to competition and economic and market changes due to limited products and market shares. Because Portfolio Companies may have limited capital resources, there is also a greater risk of default on fixed income securities issued and non-payment of dividends on any preferred and common stock issued. Investments in Portfolio Companies typically have limited liquidity. A BDC may use leverage (e.g. borrowing and the issuance of fixed income and preferred securities) to finance its own operations and may suffer significant losses if market fluctuations cause the BDC’s net asset value (“NAV”) to decline or if related interest charges exceed investment income. The Fund has no control over the investments made by BDCs, and BDCs are subject to additional risks such as the fact that their shares may trade at a market price above or below their NAVs or an active market may not develop for their shares.

Concentration Risk. Greater than 25% of a Fund’s total assets may be exposed to a particular industry. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. An inherent risk associated with an industry-concentrated portfolio is that the Fund may be adversely affected if a small number of its investments in the concentrated industry or group of industries perform poorly.

ETF Risk. The Fund is subject to the performance of the ETFs in which it invests for the portion of the Fund’s assets that are so invested. Because the Fund invests its assets in shares of ETFs, the Fund indirectly owns the investments made by such ETFs. By investing in the Fund, you therefore indirectly assume the same types of risks as investing directly in such ETFs. The Fund’s investment performance is affected by the ETF’s investment performance. In addition, the Fund’s risks include the Underlying ETF’s principal risks.

Fee Layering Risk. When the Fund invests in another investment company such as a business development company or an ETF, the Fund will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. Therefore, the Fund will incur additional expenses, some of which are duplicative of the Fund’s own operational expenses.

Growth Investing Risk. To the extent that the Fund invests in growth-oriented securities, the Adviser’s perception of the underlying companies’ growth potentials may be wrong, or the securities purchased may not perform as expected.

Issuer Risk. The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Liquidity Risk. The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk. The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Regulatory Risk. Changes in government regulations may adversely affect the operations and value of the Fund or the companies in which it invests. Industries and markets that are not adequately regulated may be susceptible to the initiation of inappropriate practices that adversely affect the Fund or the companies in which it invests.

REIT and Real Estate-Related Investment Risk. Adverse changes in the real estate markets may affect the value of REIT and other real estate-related investments.

Sector Risk. The Adviser may allocate more of the Fund’s investments to a particular sector or sectors in the market. If the Fund invests a significant portion of its total assets in certain sectors, its investment portfolio will be more susceptible to the financial, economic, business, and political developments that affect those sectors.

Securities Lending Risk. The Fund may make secured loans of its portfolio securities in an amount not exceeding 33 ⅓% of the value of the Fund’s total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially, including possible impairment of the Fund’s ability to vote the securities on loan. If a loan is collateralized by cash, the Fund typically will invest the cash collateral for its own account and may pay a fee to the borrower that normally represents a portion of the Fund’s earnings on the collateral. Because the Fund may invest collateral in any investments in accordance with its investment objective, the Fund’s securities lending transactions will result in investment leverage. The Fund bears the risk that the value of the investments made with collateral may decline.

Turnover Risk. High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Value Investing Risk. The determination that a security is undervalued is subjective. The market may not agree with the Adviser’s determination and the security’s price may not rise to what the Adviser believes is its full fair value.

Performance Information

The performance information below provides some indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Institutional Shares from year to year.

The table shows the average annual returns of the Institutional Shares for the periods of 1 Year, 5 Years and Since Inception compared to a broad-based market index. The Fund’s A Shares, C Shares, Investor Shares and R6 Shares have not yet commenced operations and are not yet available for purchase. Performance information for A Shares, C Shares, Investor Shares and R6 Shares will be included when the respective share class has been operational for a full calendar year. The Fund’s A Shares, C Shares, Investor Shares and R6 Shares would have substantially similar annual returns to those classes presented herein because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

Visit www.fullerthalerfunds.com for more current performance information.

Past performance, before and after taxes, is not necessarily predictive of future performance.

Micro-Cap Equity Fund

Calendar Year Total Returns – Institutional Shares

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest	10/1/2020 – 12/31/2020	47.99%
Lowest	1/1/2020 – 3/31/2020	(44.78)%

AVERAGE ANNUAL TOTAL RETURNS

(for periods ended 12/31/2023)

	1 Year	5 Years	Since Inception(1)
Micro-Cap Equity Fund
Institutional Shares - Before Taxes	13.11%	8.05%	8.12%
Institutional Shares - After Taxes on Distributions(2)	13.11%	7.13%	7.20%
Institutional Shares - After Tax on Distributions and Sale of Fund Shares(2)	7.76%	6.12%	6.18%
Investor Shares - Before Taxes(1)	N/A	N/A	N/A
R6 Shares - Before Taxes(1)	N/A	N/A	N/A
A Shares - Before Taxes(1)	N/A	N/A	N/A
C Shares - Before Taxes(1)	N/A	N/A	N/A
Russell Microcap® Index (reflects no deduction for fees, expenses or taxes)(3)	9.35%	8.56%	8.72%

(1)	The inception date of Fund’s Institutional Shares is December 28, 2018. The Fund’s Class A Shares, Class C Shares, Investor Shares and R6 Shares have not yet commenced operations and are not yet available for purchase. The Fund’s A Shares, Class C Shares, Investor Shares and R6 Shares will be offered for sale at a later date. Performance for A Shares, C Shares, Investor Shares and R6 Shares will be included when the respective share class has been operational for a full calendar year.
(2)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Institutional Shares only. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return. After-tax returns for other share classes will vary.

(3)	The Russell Microcap® Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. The Russell Microcap® Index stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small cap Russell 2000® Index, plus the next 1,000 smallest eligible securities by market cap. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The inception date used for the Russell Microcap® Index is December 28, 2018, the inception date of the Fund’s Institutional Shares.

Management of the Fund

Investment Manager. Fuller & Thaler Asset Management, Inc. (“FullerThaler” or the “Adviser”)

Portfolio Managers

●	Frederick Stanske, CFA, Partner and Lead Portfolio Manager, has managed the Fund since its inception.

●	Raymond Lin, CFA, Partner and Back-up Portfolio Manager, has been the back-up portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares

Minimum Initial Investment	Minimum Subsequent Investment

A Shares: $1,000 for most account types

C Shares: $1,000 for most account types

Investor Shares: $1,000 for most account types

Institutional Shares: $100,000 for most account types

R6 Shares: $1,000,000 for most account types

A Shares: $50 for all account types C Shares: $50 for all account types Investor Shares: $50 for all account types Institutional Shares: $50 for all account types R6 Shares: $50 for all account types

●	Investments in A Shares and C Shares, when available, may be made only through your dealer or financial adviser. Other share classes may also be purchased directly from the Fund.

●	Minimum investment requirements are waived for any qualified group retirement plan. Minimum investment requirements may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For additional information regarding waiver of investment minimums, please see “Classes of Shares” in this Prospectus.

To Place Buy or Sell Orders

By mail: FullerThaler Behavioral Micro-Cap Equity Fund

c/o Ultimus Fund Solutions, LLC

PO Box 46707

Cincinnati, OH 45246-0707

By Phone: 1-888-912-4562

You may also purchase and redeem shares through your dealer or financial adviser. Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You should be aware that investments in tax-deferred accounts may be taxable at withdrawal. You should discuss any tax-related concerns with your tax adviser or attorney.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION

FULLERTHALER BEHAVIORAL MID-CAP EQUITY FUND

Investment Objective

The FullerThaler Behavioral Mid-Cap Equity Fund (the “Mid-Cap Equity Fund” or the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Mid-Cap Equity Fund

The tables below describe the fees and expenses that you may pay if you buy, sell, or hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund which are not reflected below. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations of this Prospectus. More information about these and other discounts is available from your financial intermediary and as described under “CLASSES OF SHARES” in this Prospectus. No initial sales charge is assessed on aggregated purchases of $1 million or more in all FullerThaler Funds. You are also eligible for a discount on A Shares sales charges beginning with a minimum purchase of $50,000. The Fund also permits you to reduce the front-end sales charge you pay on A Shares by exercising your Rights of Accumulation or Letter of Intent privileges with respect to your investments in FullerThaler Funds, as described under “CLASSES OF SHARES – A Shares” in this Prospectus.

	Share Class
	A	C	Institutional	R6
Shareholder Fees (fees paid directly from your investments)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of the sale price)	1.00%	1.00%	None	None

	Share Class
	A(1)	C(1)	Institutional	R6(1)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	4.53%(2)	4.28%	4.48%(2)	4.28%
Total Annual Fund Operating Expenses	5.53%	6.03%	5.23%	5.03%
Expense Reductions(3)	(4.30)%	(4.25)%	(4.44)%	(4.34)%
Total Annual Fund Operating Expenses After Expense Reductions(3)	1.23%	1.78%	0.79%	0.69%

(1)	The Fund’s A Shares, C Shares, and R6 Shares have been approved by the Capitol Series Trust’s (the “Trust”) Board of Trustees but are not yet available for purchase and are not being offered at this time. The Fund’s A Shares, C Shares, and R6 Shares will be offered for sale at a later date. Because the Fund’s A Shares, C Shares, and R6 Shares have no operating history, “Other Expenses” for the share classes are based on estimated expenses for the current fiscal year.
(2)	The Trust has adopted an Administrative Services Plan (the “Services Plan”) for A Shares and Institutional Shares of the Fund. The Services Plan allows the A Shares and Institutional Shares of the Fund to pay service organizations for the provision of certain administrative, recordkeeping and other non-distribution related shareholder services to A Share and Institutional Share shareholders. The Services Plan permits the Fund to make service fee payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its A Shares and up to 0.20% of the Fund’s average daily net assets attributable to its Institutional Shares. “Other Expenses” reported in the table above for A Shares and Institutional Shares include an allocation of up to 0.03% of this services fee payable to the Fund’s investment adviser, Fuller & Thaler Asset Management, Inc. (“FullerThaler” or the “Adviser”) for certain non-distribution related shareholder services that it provides pursuant to a Shareholder Services Agreement between the Trust and FullerThaler adopted pursuant to the Services Plan. This Shareholder Services Agreement and fee allocation to FullerThaler were authorized by the Board of Trustees (the “Board”) of the Trust pursuant to the Services Plan in March 2023, and is in effect for the Fund. For additional information regarding the Services Plan, refer to “Service Fees – A Shares, Investor Shares and Institutional Shares” in the Fund’s prospectus.
(3)	Effective January 29, 2024, FullerThaler has contractually agreed to waive its management fee and/or reimburse Fund expenses so that total annual operating expenses do not exceed 1.23%, 1.78%, 0.79%, and 0.69% for A Shares, C Shares, Institutional Shares and R6 Shares, respectively, of the Fund’s average daily net assets through January 31, 2025. Prior to January 29, 2024, the Fund’s total annual operating expenses were contractually limited to 1.23%, 1.78%, 0.88% and 0.78% for A Shares, C Shares, Institutional Shares and R6 Shares, respectively. The expense limitation does not apply to (i) interest (other than custodial overdraft fees and expenses associated with the Fund’s participation in an alternative liquidity program), (ii) taxes, (iii) brokerage fees and commissions, (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (v) dividend expense on short sales and (vi) indirect expenses such as acquired fund fees and expenses incurred by the Fund in any fiscal year. During any fiscal year that the Investment Advisory Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board may terminate such agreement at any time. The Expense Limitation Agreement shall terminate automatically upon the termination of the Advisory Agreement.

Example:

The Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated and then redeem all your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same and the expense waiver/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based for all time periods on Total Annual Fund Operating Expenses.

Example: Assuming you redeem your shares at the end of each period

Share Class	1 Year	3 Years	5 Years	10 Years
A Shares	$693	$1769	$2834	$5446
C Shares	$181	$1413	$2620	$5530
Institutional Shares	$81	$1168	$2251	$4935
R6 Shares	$70	$1120	$2168	$4786

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example above, can adversely affect the Fund’s investment performance. The Mid-Cap Equity Fund’s portfolio turnover rate is normally expected to be under 80%. Since the Fund commenced operations on October 2, 2023, portfolio turnover information for its most recently completed fiscal year is not yet available.

Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of mid capitalization (“mid-cap”) companies based in the U.S. (“80% Policy”). The Fund must provide shareholders with 60 days’ prior written notice if it changes its 80% Policy. The Fund considers a company to be based in the U.S. if it is publicly traded in the U.S. and it satisfies one or more of the following additional criteria: it is incorporated in the U.S., it is headquartered in the U.S., its reported assets are primarily located in the U.S., or it derives the majority of its revenue from the U.S. The Fund defines mid-cap companies as companies whose market capitalizations are generally in the middle of an upper and lower bound. For the upper bound, we use companies whose market capitalizations are generally equal to or below 40% of total US market capitalization, or companies whose market capitalizations are smaller than or equal to the largest company in the Russell MidCap® Index, whichever results in the higher market capitalization break. For the lower bound, we use companies whose market capitalizations are generally equal to or above 3% of total U.S. market capitalization, or companies whose market capitalizations are equal to or larger than the smallest company in the Russell MidCap® index, whichever results in the lower market capitalization break. Based on market capitalization data as of September 30, 2023, the market capitalization of a mid-cap company would be between $0.45 billion and $75.00 billion. This dollar amount will change due to market conditions. The size of the companies included in the Russell MidCap® Index will change as a result of market conditions and reconstitution of the Index.

The Fund seeks to achieve its investment objective by building a diversified portfolio of U.S. stocks in a disciplined process that applies the proprietary research of FullerThaler, the Fund’s investment adviser, on the behavioral biases of other investors. FullerThaler’s investment process is based on decades of research into behavioral finance. Behavioral finance is the study of how investors actually behave, as opposed to how they should behave, when making investment decisions. Professional investors are human, and like all humans, they make mistakes. Investors make mistakes because they have emotions, use imperfect rules of thumb, and have priorities beyond risk and return. FullerThaler’s process identifies and exploits those mistakes. The Adviser’s analysis includes making educated predictions of when other investors – the “market” – have likely made a behavioral mistake, and in turn, have created a buying opportunity. Investors can make mistakes trading individual stocks or trading bundles of stocks, such as trading among industry index funds, or embedding biases into stock-picking algorithms. There are two kinds of mistakes that produce buying opportunities: over-reaction and under-reaction. Investors may over-react to bad news and losses (e.g., panic) that may present opportunities in typically value-oriented stocks, or they may under-react to good news (e.g., not pay attention) that may present opportunities in typically growth-oriented stocks. At the individual stock level, FullerThaler searches for events related to insider buying, earnings announcements, and other news that suggest that suggest investor mistakes due to behavioral biases. (over-reaction or under-reaction). Similarly, when FullerThaler sees positive earnings surprises or other good news, FullerThaler buys if its analysis suggests the good news is big and persistent, that other investors are likely to under-react to the good news, and the company has solid fundamentals. The Adviser draws from its more than 30 years of experience in analyzing events that suggest investor mistakes. If these behaviors are present, FullerThaler then proceeds to its fundamental analysis of the company, with a focus on downside analysis. When FullerThaler sees insider-buying in a stock --executives either buying for their own account or buying back shares of the company on the company’s behalf -- FullerThaler buys if its analysis suggests that insider buying is big and unusual, that other investors are likely over-reacting to bad news, and the company has solid fundamentals. In summary, if an investor mistake is likely and the company has solid fundamentals, the portfolio managers buy the stock. The portfolio managers generally sell when they believe investor mistakes have reversed or the firm’s fundamentals deteriorate. There is no set length of time that the Fund expects to hold a particular security. The Fund seeks to deliver similar risk characteristics to the Russell MidCap® Index.

The Fund may also invest a portion of its assets in real estate investment trusts (“REITs”) whose investment characteristics are consistent with the Fund’s principal investment strategy. REITs are pooled investment vehicles that generally invest in income-producing real estate or real estate-related loans or interests. The Fund will generally invest in liquid REITs that are in the mid-cap market capitalization range defined above

The Fund may also lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund’s Board. Loans of portfolio securities will be collateralized by liquid securities and cash. The Fund may invest cash collateral received in securities consistent with its principal investment strategy.

The Fund may invest in multiple sectors and may concentrate its investments in a particular sector by investing greater than 25% of the Fund’s total assets in such sector when its Behavioral Strategy indicates that such concentration would be appropriate from an investment perspective. The Fund will not invest more than 25% of its net assets in any particular “industry” as that term is used in the Investment Company Act of 1940, as amended. The Fund typically expects to hold from 50 to 140 positions, with individual position sizes typically ranging up to 5% of the Fund’s net assets. Before trading, the portfolio managers review the portfolio’s characteristics relative to its benchmark, and may adjust position sizes to control exposures to sectors, volatility in relation to the market, and other characteristics.

Principal Investment Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Additional Information Regarding Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Risk. Movements in the stock market may adversely affect the securities held by the Fund on a daily basis, and as a result, such movements may negatively affect the Fund’s net asset value (“NAV”) and investment return. Prices for securities in which the Fund invests may move up or down, sometimes rapidly and unpredictably, as a result of market influences. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular industries or sectors represented in those markets. The Fund’s investments are subject to the following market-related risks, among others: inflation risk, geopolitical risks, including wars, terrorism, government shutdowns, and concerns about sovereign debt; natural and environmental disasters, including earthquakes, tsunamis and hurricanes; widespread disease, including pandemics and epidemics; and market manipulation and other fraudulent practices. For additional information regarding Market Risk, including the effect of pandemics such as the novel coronavirus disease, on financial markets, please see “Market Risk” in the section titled “Additional Information Regarding Principal Investment Risks” in this prospectus.

Equity Securities Risk. U.S. equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Issuer Risk. The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Behavioral Strategy Risk. When taking investment positions, FullerThaler will apply principles based on behavioral finance. In order to take advantage of behavioral biases, FullerThaler generally focuses on certain markers of possible under- and over-reaction. Securities identified using this type of strategy may perform differently from the market as a whole based on the following: the criteria used in the analysis; whether the criteria used are successful in predicting investor behavior; the weight placed on each criterion; and changes in the criteria’s historical trends. The criteria used in implementing this strategy and the weight placed on those criteria may not be predictive of a security’s value, and the effectiveness of the criteria can change over time. These changes may not be reflected in the current analytical approach used to implement the behavioral strategy. There can be no guarantee that FullerThaler will be successful in applying behavioral finance principles to successfully predict investor behavior to exploit stock price anomalies.

Growth Investing Risk. To the extent that the Fund invests in growth-oriented securities, the Adviser’s perception of the underlying companies’ growth potentials may be wrong, or the securities purchased may not perform as expected.

Mid-Cap Company Risk. Mid-cap companies involve greater risk of loss and price fluctuation than larger companies. Many of these companies are younger and have a more limited track record than larger companies. Their securities may trade less frequently and in more limited volume than those of more mature companies making them more volatile and more difficult to buy or sell at an acceptable price. These companies may also lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition

Liquidity Risk. The lack of an active market for investments may cause delay in disposition or force a sale below fair value. In the Adviser’s view, the smaller capitalization stocks within the Fund’s mid cap universe (which constitute greater than 5% of the mid-capitalization universe) have liquidity risk. In addition, because the Fund is expected to hold less than 140 mid-capitalization equity securities, it may become capacity constrained in the future if the Fund is successful in gathering assets.

Management Risk. The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

New Fund Risk. The Fund is newly formed, which may result in additional risk. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

Regulatory Risk. Changes in government regulations may adversely affect the operations and value of the Fund or the companies in which it invests. Industries and markets that are not adequately regulated may be susceptible to the initiation of inappropriate practices that adversely affect the Fund or the companies in which it invests.

REIT and Real Estate-Related Investment Risk. Adverse changes in the real estate markets may affect the value of REIT and other real-estate related investments.

Sector Risk. The Adviser may allocate more of the Fund’s investments to a particular sector or sectors in the market. If the Fund invests a significant portion of its total assets in certain sectors, its investment portfolio will be more susceptible to the financial, economic, business, and political developments that affect those sectors.

Securities Lending Risk. The Fund may make secured loans of its portfolio securities in an amount not exceeding 33 ⅓% of the value of the Fund’s total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially, including possible impairment of the Fund’s ability to vote the securities on loan. If a loan is collateralized by cash, the Fund typically will invest the cash collateral for its own account and may pay a fee to the borrower that normally represents a portion of the Fund’s earnings on the collateral. Because the Fund may invest collateral in any investments in accordance with its investment objective, the Fund’s securities lending transactions will result in investment leverage. The Fund bears the risk that the value of the investments made with collateral may decline.

Value Investing Risk. The determination that a security is undervalued is subjective. Investments in “value” securities may never reach what the Adviser believes are their full fair market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudges those values. In addition, value stocks may fall out of favor with investors, decrease in value, and underperform growth stocks during given periods.

Performance Information

The Fund commenced operations on October 2, 2023. Annual return information will be incorporated once the Fund has operated for a full calendar year. This performance information will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Visit www.fullerthalerfunds.com for more current performance information.

Past performance, before and after taxes, is not necessarily predictive of future performance.

Management of the Fund

Investment Manager. Fuller & Thaler Asset Management, Inc. (“FullerThaler” or the “Adviser”)

Portfolio Managers

●	Raife Giovinazzo, Ph.D., CFA, Managing Partner of the Adviser and Lead Portfolio Manager of the Fund, has managed the Fund since its inception.

●	Fred Stanske, CFA, Partner of the Advisor and Back-Up Portfolio Manager has served as Back-Up Portfolio Manager of the Fund since its inception.

●	Jasmine Zhang, MBA, Investment Analyst of the Adviser, has served as an analyst for the Fund since its inception.

Purchase and Sale of Fund Shares

Minimum Initial Investment	Minimum Subsequent Investment
A Shares: $1,000 for most account types C Shares: $1,000 for most account types Institutional Shares: $100,000 for most account types R6 Shares: $1,000,000 for most account types	A Shares: $50 for all account types C Shares: $50 for all account types Institutional Shares: $50 for all account types R6 Shares: $50 for all account types

●	Investments in A Shares and C Shares may be made only through your dealer or financial adviser. Other share classes may also be purchased directly from the Fund.

●	Minimum investment requirements are waived for any qualified group retirement plan. Minimum investment requirements may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For additional information regarding waiver of investment minimums, please see “Classes of Shares” in this Prospectus.

To Place Buy or Sell Orders
By mail: FullerThaler Behavioral Mid-Cap Equity Fund c/o Ultimus Fund Solutions, LLC PO Box 46707 Cincinnati, OH 45246-0707 By Phone: 1-888-912-4562

You may also purchase and redeem shares through your dealer or financial adviser. Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You should be aware that investments in tax-deferred accounts may be taxable at withdrawal. You should discuss any tax-related concerns with your tax adviser or attorney.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION REGARDING

PRINCIPAL INVESTMENT STRATEGIES OF THE FUNDS

Overview of Funds

Small-Cap Equity Fund
Objective	Long-term capital appreciation

Principal Investments	● At least 80% of net assets (plus borrowings for investment purposes) are invested in common stocks of small-cap companies based in the U.S.

● REITs are also permissible investments

● Sector-concentrated securities are also permissible investments

Number of Positions	Typically 70 - 140 positions

Position Size	Typically up to 5% of total assets

Small-Cap Growth Fund
Objective	Long-term capital appreciation

Principal Investments	● At least 80% of net assets (plus borrowings for investment purposes) are invested in common stocks of small-cap companies based in the U.S.

● REITs, ETFs, and BDCs are also permissible investments

● Sector-concentrated securities are also permissible investments

Number of Positions	Typically 25 - 70 positions

Position Size	Typically up to 7% of total assets

Mid-Cap Value Fund
Objective	Long–term capital appreciation

Principal Investments	● At least 80% of net assets (plus borrowings for investment purposes) are invested in common stocks of mid-cap companies based in the U.S.

● REITs, ETFs, and BDCs are also permissible investments

● Sector-concentrated securities are also permissible investments

Number of Positions	Typically 25 - 75 positions

Position Size	Typically up to 7% of total assets

Unconstrained Equity Fund
Objective	Long-term capital appreciation

Principal Investments	● At least 80% of net assets (plus borrowings for investment purposes) are invested in common stocks of any capitalization companies based in the U.S.

● REITs, ETFs, and BDCs are also permissible investments

● Sector-concentrated securities are also permissible investments

● Industry-concentrated securities are also permissible investments

Number of Positions	Typically 20 – 30 positions

Position Size	Typically up to 12% of total assets

Small–Mid Core Equity Fund
Objective	Long-term capital appreciation

Principal Investments	● At least 80% of net assets (plus borrowings for investment purposes) are invested in common stocks of small to medium capitalization companies based in the U.S.

● REITs, ETFs, and BDCs are also permissible investments

● Sector-concentrated securities are also permissible investments

Number of Positions	Typically 25 – 100 positions

Position Size	Typically up to 7% of total assets

Micro-Cap Equity Fund
Objective	Long-term capital appreciation

Principal Investments	● At least 80% of net assets (plus borrowings for investment purposes) are invested in common stocks of micro-cap companies based in the U.S.

● REITs, ETFs, and BDCs are also permissible investments

● Sector-concentrated securities are also permissible investments

● Industry-concentrated securities are also permissible investments

Number of Positions	Typically 40 – 150 positions

Position Size	Typically up to 7% of total assets

Mid-Cap Equity Fund
Objective	Long-term capital appreciation

Principal Investments	● At least 80% of net assets (plus borrowings for investment purposes) are invested in common stocks of mid capitalization companies based in the U.S.

● REITs are also permissible investments

● Sector-concentrated securities are also permissible investments

Number of Positions	Typically 50 – 140 positions

Position Size	Typically up to 5% of total assets

Investment Objective Updates

The investment objective of the Funds may be changed upon notice to shareholders without shareholder approval.

Additional Information About FullerThaler’s Investment Process

FullerThaler’s investment process is based on decades of research into behavioral finance. Behavioral finance is the study of how investors actually behave, as opposed to how they should behave, when making investment decisions. Professional investors are human, and like all humans, they make mistakes. Investors make mistakes because they have emotions, use imperfect rules of thumb, and have priorities beyond risk and return. FullerThaler’s process identifies and exploits those mistakes. The Adviser’s analysis includes making educated predictions of when other investors – the “market” – have likely made a behavioral mistake, and in turn, have created a buying opportunity. There are two kinds of mistakes that produce buying opportunities: over-reaction and under-reaction. Other investors may over-react to bad news and losses (e.g., panic) that may present opportunities in typically value-oriented stocks, or they may under-react to good news (e.g., not pay attention) that may present opportunities in typically growth-oriented stocks. At the individual stock level, FullerThaler searches for events related to insider buying, earnings announcements, and other news that suggest these types of investor misbehavior and draws from its more than 30 years of experience in analyzing events that suggest investor misbehavior. If these behaviors are present, FullerThaler then proceeds to its fundamental analysis of the company. In summary, if an investor mistake is likely and the company has solid fundamentals, the portfolio managers buy the stock. The portfolio managers generally sell when they believe investor misbehavior has reversed or the firm’s fundamentals deteriorate. There is no set length of time that the Funds expect to hold a particular security.

Small-Cap Equity Fund

The Small-Cap Equity Fund will primarily use both behavioral under-reaction and over-reaction strategies to invest in domestic small-cap stocks.

Small-Cap Growth Fund

The Small-Cap Growth Fund will primarily use a behavioral under-reaction strategy to invest in domestic small-cap growth stocks.

Mid-Cap Value Fund

The Mid-Cap Value Fund will primarily use a behavioral over-reaction strategy to invest in domestic mid-cap value stocks.

Unconstrained Equity Fund

The Unconstrained Equity Fund will primarily use both behavioral under-reaction and over-reaction strategies to invest in domestic stocks with unconstrained capitalizations.

Small–Mid Core Equity Fund

The Small–Mid Core Equity Fund will primarily use both behavioral under-reaction and over-reaction strategies to invest in domestic small to medium cap stocks.

Micro-Cap Equity Fund

The Micro-Cap Fund will primarily use both behavioral under-reaction and over-reaction strategies to invest in domestic micro-cap stocks.

Mid-Cap Equity Fund

The Mid-Cap Equity Fund will primarily use both behavioral under-reaction and over-reaction strategies to invest in domestic mid-cap stocks.

Temporary Defensive Position

From time to time, the Funds may take temporary defensive positions that are inconsistent with their respective principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, a Fund may hold all or a portion of its assets in cash, money market mutual funds, investment grade short-term money market instruments, U.S. Government and agency securities, commercial paper, certificates of deposit, repurchase agreements and other cash equivalents. The Funds also may invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with their respective principal investment strategies. As a result of engaging in these temporary measures, the Funds may not achieve their respective investment objective.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to the disclosure of portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”).

ADDITIONAL INFORMATION REGARDING
PRINCIPAL RISKS OF THE FUNDS

Among the principal risks of investing in each of the Funds, which could adversely affect its net asset value, yield and total return, are:

●	Market Risk
●	Equity Securities Risk
●	Behavioral Strategy Risk
●	Issuer Risk
●	Liquidity Risk
●	Management Risk
●	Regulatory Risk
●	REIT and Real Estate-Related Investment Risk
●	Sector Risk
●	Securities Lending Risk

In addition, the Small-Cap Equity Fund is subject to the following principal risk:

●	Small-Cap Company Risk
●	Growth Investing Risk
●	Value Investing Risk

In addition, the Small-Cap Growth Fund is subject to the following principal risks:

●	Small-Cap Company Risk
●	Growth Investing Risk
●	Fee Layering Risk
●	Turnover Risk
●	Business Development Company (BDC) Risk
●	Exchange Traded Fund (ETF) Risk

In addition, the Mid-Cap Value Fund is subject to the following principal risks:

●	Mid-Cap Company Risk
●	Fee Layering Risk
●	Value Investing Risk
●	Business Development Company (BDC) Risk
●	Exchange Traded Fund (ETF) Risk

In addition, the Unconstrained Equity Fund is subject to the following principal risks:

●	Micro-Cap Company Risk
●	Small-Cap Company Risk
●	Mid-Cap Company Risk
●	Large-Cap Company Risk
●	Concentration Risk
●	Fee Layering Risk
●	Growth Investing Risk
●	Non-Diversification Risk
●	Value Investing Risk
●	Business Development Company (BDC) Risk
●	Exchange Traded Fund (ETF) Risk

In addition, the Small–Mid Core Equity Fund is subject to the following principal risks:

●	Small-Cap Company Risk
●	Mid-Cap Company Risk
●	Growth Investing Risk
●	Fee Layering Risk
●	Value Investing Risk
●	Business Development Company (BDC) Risk
●	Exchange Traded Fund (ETF) Risk

In addition, the Micro-Cap Equity Fund is subject to the following principal risks:

●	Micro-Cap Company Risk
●	Small-Cap Company Risk
●	Concentration Risk
●	Fee Layering Risk
●	Growth Investing Risk
●	Turnover Risk
●	Value Investing Risk
●	Business Development Company (BDC) Risk
●	Exchange Traded Fund (ETF) Risk

In addition, the Mid-Cap Equity Fund is subject to the following principal risks:

●	Growth Investing Risk
●	Mid-Cap Company Risk
●	New Fund Risk
●	Value Investing Risk

The value of your investment in the Funds changes with the values of each Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on each Fund’s portfolio as a whole are called “principal risks.” The principal risks of the Funds are summarized in each Fund’s Summary and are described in more detail in this section (including a designation of the Funds to which each risk is applicable). The Funds may be subject to additional risks other than those described below because the types of investments made by the Funds may change over time. The section “Investment Objectives and Policies” in the SAI also includes more information about the Funds, their respective investments and the related risks. There is no guarantee that the Funds will be able to achieve their respective investment objective. It is possible to lose money by investing in the Funds.

The summary is not intended to be exhaustive. For more information about these risks and the securities and investment techniques used by the Funds, please refer to the SAI.

Market Risk. (All Funds). The market prices of securities owned by the Funds may go up or down, sometimes rapidly or unpredictably. A principal risk of investing in the Funds is that the investments in each Fund’s portfolio will decline in value due to factors affecting securities markets generally or particular industries or sectors represented in those markets. The values of securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. They may also decline due to factors that disproportionately affect a particular industry, group of related industries or sector, such as labor shortages or increased production costs and competitive conditions within an industry or sector. The market price of equity securities and other types of investments may decline due to changes in interest rates or other factors affecting the applicable markets generally. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in securities markets, multiple asset classes may decline in value simultaneously.

The Funds’ investments are also subject to inflation risk, which is the risk that the value of a Fund’s investments does not keep pace with inflation, thus reducing purchasing power. Inflation has adverse consequences for most types of bonds because it makes their fixed interest payments less valuable. Bonds generally offer a series of fixed interest payments that represent a percentage of the face value of the bond. When inflation develops and prices rise, the purchasing power of the interest payment decreases. High inflation has historically correlated with lower returns on equities, and value stocks tends to perform better than growth stocks in high inflation periods. Persistently high inflation erodes the real value of investment capital, requiring a higher nominal return to maintain purchasing power. It also introduces distortions that may affect real economic outcomes, including policy implementation by governmental agencies and planning by households and businesses.

The Funds are subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of each Fund’s investments. The wars in Iraq and Afghanistan have had a substantial effect on the economies and securities markets of the U.S. and other countries. Russia’s recent military incursions in Ukraine have led to, and may lead to, additional sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Funds’ investments, even beyond any direct exposure the Funds may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described in this section. Most recently, Hamas militants launched a brutal terror attack against southern Israel on October 7, 2023, and, in response, Israel declared war on Hamas and Israeli Defense Forces invaded the Gaza Strip. Actual hostilities, such as the Israel-Hamas war, or the threat of future hostilities in the broader Middle East region may cause significant volatility and disruption to the securities markets, and adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments.

Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Funds. During such market disruptions, a Fund’s exposure to the risks described elsewhere in this section will likely increase. While the U.S. government has honored its credit obligations continuously for the last 200 years, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Fund’s investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could negatively impact the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments.

Widespread disease, including pandemics and epidemics, may also affect financial markets. For example, the novel coronavirus disease (COVID-19) that has recently emerged has resulted in closing borders, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty, thus causing significant disruptions to global business activity and financial markets, the broad effects of which are currently difficult to assess.

Equity Securities Risk. (All Funds). U.S. equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. U.S. equity securities may take the form of shares of common stock of a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. U.S. equity securities also include, among other things, preferred stocks, convertible securities and warrants. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or adverse circumstances involving the credit markets. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. To the extent the Funds invest in equity-related instruments, they will also be subject to these risks.

The Funds may invest in U.S. equity securities of companies that its portfolio managers believe will experience relatively rapid earnings growth (growth securities) or that its portfolio managers believe are selling at a price lower than their true value (value securities). Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Micro-Cap Company Risk. (Applicable to Micro-Cap Equity Fund and Unconstrained Equity Fund). Returns from small and micro-capitalization growth stocks may trail returns from the overall stock market. Historically, small and micro-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently. Small and microcap-size companies tend to have greater stock volatility because, among other things, these companies are more sensitive to changing economic conditions.

Small-Cap Company Risk. (All Funds, except Mid-Cap Value Fund and Mid-Cap Equity Fund). Investments in securities of small-cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Small-cap companies often have less predictable earnings, more limited product lines, markets, distribution channels, or financial resources, and the management of such companies may be dependent on one or a few key people. Small-cap companies may be unable to generate funds necessary for growth or potential development, or may be developing or marketing new products or services for markets that are not yet firmly established. In addition, such companies may become subject to intense competition from larger more established companies. The equity securities of small-cap companies are generally less liquid than the equity securities of larger companies. In many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Some securities may be inactively traded and thus may not be readily bought or sold.

Mid-Cap Company Risk. (Applicable to Mid-Cap Value Fund, Unconstrained Equity Fund, Small–Mid Core Equity Fund and Mid-Cap Equity Fund). Investments in securities of mid-cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Mid-cap companies may have less predictable earnings, more limited product lines, markets, distribution channels, or financial resources, and the management of such companies may be dependent on one or a few key people. Mid-cap companies may be unable to generate funds necessary for growth or potential development, or may be developing or marketing new products or services for markets that are not yet firmly established. In addition, such companies may become subject to intense competition from larger more established companies. The equity securities of mid-cap companies are generally less liquid than the equity securities of larger companies. In many instances, the securities of mid-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Some securities may be inactively traded and thus may not be readily bought or sold.

Large Cap Company Risk. (Applicable to Unconstrained Equity Fund). Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors, potentially resulting in lower market prices for their common stock.

Behavioral Strategy Risk. (All Funds). When taking investment positions, FullerThaler will apply principles based on behavioral finance. In order to take advantage of behavioral biases, FullerThaler generally focuses on certain markers of possible under- and over-reaction. Securities identified using this type of strategy may perform differently from the market as a whole based on the following: the criteria used in the analysis; whether the criteria used are successful in predicting investor behavior; the weight placed on each criterion; and changes in the criteria’s historical trends. The criteria used in implementing this strategy and the weight placed on those criteria may not be predictive of a security’s value, and the effectiveness of the criteria can change over time. These changes may not be reflected in the current analytical approach used to implement the behavioral strategy. There can be no guarantee that FullerThaler will be successful in applying behavioral finance principles to successfully predict investor behavior to exploit stock price anomalies.

BDC Risk. (All Funds, except the Small-Cap Equity Fund and Mid-Cap Equity Fund). A BDC may invest in the equity and fixed income securities of smaller and developing companies as well as companies that are experiencing financial crises (“Portfolio Companies”). Investments in smaller and developing Portfolio Companies involve a greater risk of loss due to their youth and limited track records and are more susceptible to competition and economic and market changes due to limited products and market shares. Because Portfolio Companies may have limited capital resources, there is also a greater risk of default on fixed income securities issued and non-payment of dividends on any preferred and common stock issued. Investments in Portfolio Companies typically have limited liquidity and a BDC may not be able to liquidate investments in Portfolio Companies at their perceived value and may not be able to reduce exposure to such investments during adverse market or economic conditions. A BDC may use leverage (e.g. borrowing and the issuance of fixed income and preferred securities) to finance its own operations and may suffer significant losses if market fluctuations cause the BDC’s net asset value (“NAV”) to decline or if related interest charges exceed investment income. BDCs are permitted to use a higher level of leverage than a registered investment company, typically have high management fees, including incentive fees that registered investment companies are not permitted to impose. The Fund has no control over the investments made by BDCs, and BDCs are subject to additional risks such as the fact that their shares may trade at a market price above or below their NAVs or an active market may not develop for their shares.

Concentration Risk. (Applicable to Unconstrained Equity Fund and Micro-Cap Equity Fund). Greater than 25% of a Fund’s total assets may be exposed to a particular industry or group of industries. By concentrating its investments in an industry or group of industries, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. An inherent risk associated with an industry-concentrated portfolio is that the Fund may be adversely affected if a small number of its investments in the concentrated industry or group of industries perform poorly.

ETF Risk. (All Funds, except the Small-Cap Equity Fund and Mid-Cap Equity Fund). The Fund is subject to the performance of the ETFs in which it invests for the portion of the Fund’s assets that are so invested. Because the Fund invests its assets in shares of ETFs, the Fund indirectly owns the investments made by such ETFs. By investing in the Fund, you therefore indirectly assume the same types of risks as investing directly in such ETFs. The Fund’s investment performance is affected by the ETF’s investment performance. In addition, the Fund’s risks include the Underlying ETF’s principal risks.

Fee Layering Risk. (All Funds, except the Small-Cap Equity Fund and Mid-Cap Equity Fund). When a Fund invests in another investment company such as a business development company or an ETF, the Fund will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. Therefore, the Fund will incur additional expenses, some of which are duplicative of the Fund’s own operational expenses.

Growth Investing Risk. (All Funds, except Mid-Cap Value Fund). To the extent that the Fund invests in growth-oriented securities, the Adviser’s perception of the issuers’ growth potentials may be wrong, or the securities purchased may not perform as expected. Because of their perceived growth potential, growth stocks typically trade at higher price to earnings multiples. Generally, the value of growth stocks changes in response to the markets’ perceptions of the issuers’ growth potentials and of the broader economic picture.

Issuer Risk. (All Funds). The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services as well as the historical and prospective earnings of the issuer and the value of its assets.

Liquidity Risk. (All Funds). Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Funds from purchasing or selling such illiquid securities at an advantageous time or price, or possibly requiring the Funds to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Funds, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve desired levels of exposure to a certain issuer or sector.

Management Risk. (All Funds). The Funds are subject to management risk because they are actively managed investment portfolios. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results. To the extent the Adviser uses a variety of data inputs into its behavioral processes, whether proprietary or maintained by third parties, there can be no assurance that such processes will behave as expected in all market conditions. In addition, the computer programming used to construct, or the data employed by, the Adviser’s behavioral processes may contain errors, which may cause losses for the Funds or reduce performance. The Funds are also subject to the risk that deficiencies in the operational systems or controls of the Adviser or another service provider will cause losses for the Funds or hinder Fund operations. For example, trading delays or errors (both human and systemic) could prevent the Funds from purchasing a security expected to appreciate in value. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the Adviser in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their respective investment objectives.

New Fund Risk. (Applicable to Mid-Cap Equity Fund only). The Fund is newly formed, which may result in additional risk. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

Non-Diversification Risk. (Applicable to Unconstrained Equity Fund only). Investment in the securities of a limited number of issuers or sectors exposes the Fund to greater market risk and potentially greater market losses than if its investments were diversified in securities and sectors.

Regulatory Risk. (All Funds). Changes in government regulations may adversely affect the operations and value of a Fund or the companies in which it invests. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Industries and markets that are not adequately regulated may be susceptible to the initiation of inappropriate practices that adversely affect a Fund or the companies in which it invests.

REIT and Real Estate-Related Investment Risk. (All Funds). To the extent that the Funds invest in real estate-related investments, such as securities of real estate-related companies, REITs, real estate operating companies (REOCs) and related instruments, they will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to fluctuations in general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. The value of investments in the real estate sector also may be affected by macroeconomic developments, and social and economic trends. To the extent the Funds invest in REITs and/or REOCs, they will also be subject to the risk that a REIT or REOC will default on its obligations or go bankrupt. By investing in REITs and/or REOCs indirectly through the Funds, a shareholder will bear not only his or her proportionate share of the expenses of the Funds, but also, indirectly, similar expenses of such REITs or REOCs. To the extent the Funds invest in REITs, a portion of each Fund’s distributions form REITS may be taxable as ordinary income to investors because most REIT distributions come from mortgage interest and rents. For this reason, a portion of each Fund’s distributions may be taxed at the 37% ordinary income rate, rather than qualifying for the 20%/15% rates on qualified dividend accounts.

Sector Risk. (All Funds). The Adviser may allocate more of the Fund’s investments to a particular sector or sectors in the market. If the Fund invests a significant portion of its total assets in certain sectors, its investment portfolio will be more susceptible to the financial, economic, business, and political developments that affect those sectors.

Securities Lending Risk. (All Funds). Each Fund may make secured loans of its portfolio securities in an amount not exceeding 33 ⅓% of the value of the Fund’s total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially, including possible impairment of the Fund’s ability to vote the securities on loan. If a loan is collateralized by cash, a Fund typically will invest the cash collateral for its own account and may pay a fee to the borrower that normally represents a portion of the Fund’s earnings on the collateral. Because a Fund may invest collateral in any investments in accordance with its investment objective, the Fund’s securities lending transactions will result in investment leverage. Each Fund bears the risk that the value of the investments made with collateral may decline.

Turnover Risk. (Applicable to Small-Cap Growth Fund and Micro-Cap Equity Fund). A change in the securities held by the Fund is known as “portfolio turnover.” Higher portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed as ordinary income when distributed to individual shareholders), and may adversely impact the Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Value Investing Risk. (All Funds, except Small-Cap Growth Fund). The determination that a security is undervalued is subjective. Investments in “value” securities may never reach what the Adviser believes are their full fair market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudges those values. In addition, value stocks may fall out of favor with investors, decrease in value, and underperform growth stocks during given periods.

Liquidity Program

The Funds may participate in the ReFlow Fund, LLC (“ReFlow”) liquidity program. ReFlow operates an auction program over the Internet (the “Auction Program”) through which it makes an alternative source of capital available to participating Funds to allow the participating Funds to satisfy some or all of their daily redemption requests. This program is designed to provide an alternative liquidity source on days where redemptions of Fund shares exceed purchases. ReFlow makes the Auction Program available to eligible funds on an investment–blind basis, meaning that ReFlow stands ready to purchase and redeem shares of participating Funds that submit successful bids without regard to their investment objectives or performance, and that, consistent with the terms of the Auction Program, it will buy shares of participating Funds that submit successful bids and redeem such shares without regard to their investment objectives or performance. ReFlow will not be subject to any investment minimum applicable to such shares. ReFlow will provide money to participating Funds that submit successful bids in the auction by purchasing shares of the Funds. There is no assurance in participating in such a program either that the Funds will be successful during the Auction, or that ReFlow will have sufficient funds available to meet the Funds’ needs. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow or at other times at ReFlow’s discretion. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareowner.

For use of the ReFlow service, a participating Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among other participating mutual funds seeking liquidity that day. The current minimum fee rate is 0.20% of the value of the Fund shares purchased by ReFlow although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareowners. The costs to a Fund for participating in ReFlow are expected to be influenced by and comparable to the costs of other sources of liquidity, such as the Funds’ short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. Such a fee is allocated among a Fund’s share classes based on relative net assets. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund.

ReFlow will periodically redeem its entire share position in the Fund and request that such redemption be met in kind in accordance with the Fund’s in-kind redemption policies described under “How to Redeem Shares – Additional Information” section in this Prospectus. Investments in the Fund by ReFlow in connection with the ReFlow liquidity program are not subject to the policy described in the “How to Redeem Shares – Policy on Market Timing” section in this Prospectus. The Adviser believes that the program has advantages over more conventional alternatives for meeting the Funds’ liquidity needs, which typically involve selling portfolio securities and/or liquidating cash reserves. When Reflow redeems in kind, it is anticipated that the use of the program will reduce a Fund’s realization of capital gains.

Account Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Funds may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Funds reserve the right to close your account without notice and return your investment to you at the net asset value (“NAV”) determined on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

CLASSES OF SHARES

Set forth below is information about the manner in which each Fund offers shares, including its share class structure.

Each Fund currently offers five share classes: A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, with the exception of the Mid-Cap Equity Fund, which does not offer Investor Shares. Not all share classes are currently available for each Fund. Each class of a given Fund invests in the same portfolio securities, but each class has its own expense structure, as illustrated in each Fund’s Summary Section – Fees and Expenses of the Fund. Before purchasing shares of the Funds directly, an investor should inquire about the other classes of shares offered by the Funds. As described herein, each class of shares has particular investment eligibility criteria and is subject to different types and levels of charges, fees and expenses than the other classes. Subject to eligibility, the class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. For example, while Institutional Shares require a larger initial investment, they have lower annual expenses than Investor Shares because there are no 12b-1 fees, and thus will cost you less over time. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services. Some share classes may not be currently available for investment, as described in each Fund’s Fees and Expenses Table.

Intermediary-Defined Sales Charge Waiver Policies

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

A financial intermediary may offer Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), provided such variations are described in this prospectus. For the variations applicable to shares offered through certain intermediary platforms, please see Appendix A – Financial Intermediary Sales Charge Variations. All variations described in Appendix A are applied by, and the responsibility of, the identified financial intermediary. Sales charge variations may apply to purchases, sales, exchanges and reinvestments of Fund shares and a shareholder transacting in Fund shares through an intermediary identified on Appendix A should read the terms and conditions of Appendix A carefully. A variation that is specific to a particular financial intermediary is not applicable to shares held directly with a Fund or through another intermediary.

A Shares. A Shares are available for purchase only through broker-dealers and other financial intermediaries, subject to the satisfaction of the investment minimums described below.

●	A Shares are available for purchase for a minimum initial investment of $1,000. The minimum subsequent investment is $50.

●	A Shares are purchased at NAV, plus an initial sales charge of up to 5.75%.

●	A Shares are subject to a Contingent Deferred Sales Charge (“CDSC”) when redeemed within the following specified times from the date of purchase. If shares are purchased with a sales charge and redeemed within 12 months from the date of purchase, a CDSC of 1.00% will apply. If shares are purchased with a sales charge and redeemed within more than 12 but less than 18 months from the date of purchase, a CDSC of 0.50% will apply. CDSC charges may be waived in certain circumstances, as described below.

●	12b-1 fees for the A Shares are equal to 0.25% of the class’ average annual daily net assets. Thereafter financial intermediaries generally receive from the principal underwriter 0.25% annually of average daily net assets based on the value of outstanding shares sold by such financial intermediaries for personal services and maintenance of shareholder accounts performed by such intermediaries.

●	Service Fees authorized under the Trust’s Administrative Services Plan are equal to up to 0.25% of the class’ average annual daily net assets.

●	Sales charges are waived for purchases over $1 million and for purchases of any amount by shareholders who are employees or affiliates of the Adviser.

Sales Charges for A Share Purchases are as follows:

Breakpoints	Sales charge %	Dealer Concession %
$0 – $49,999	5.75%	5.00%
$50,000 – $99,999	4.75%	4.25%
$100,000 – $249,999	3.75%	3.25%
$250,000 – $499,999	2.75%	2.25%
$500,000 – $999,999	2.00%	1.75%
$1,000,000 – $2,999,999	0.00%	1.00%
$3,000,000 – $9,999,999	0.00%	0.50%
$10,000,000 and greater	0.00%	0.25%

The Funds’ Distributor may receive proceeds when shareholders purchase A Shares, C Shares, or Investor Shares of the Funds. A portion of these proceeds may be used for the benefit of the shareholders to pay for distribution related expenses of the Funds at the Adviser’s recommendation. Such amounts are a portion of the Distributor’s revenue over which it maintains full discretion.

Reducing Your A Shares Sales Charges. The Fund permits you to reduce the front-end sales charge you pay on A Shares by exercising your Rights of Accumulation or Letter of Intent privileges with respect to your investments in FullerThaler Funds, as described below.

Rights of Accumulation:

For A Shares, a front-end sales charge can be reduced by breakpoint discounts based on the amount of a single purchase or through Rights of Accumulation. By using Rights of Accumulation, you may combine the current market value of any existing qualifying holdings and account types (as described below) with the amount of the current purchase to qualify for a breakpoint and reduced sales charge on the current purchase.

The amount of the sales charge will be calculated based on the higher of (a) the market value of your qualified holdings as of the last calculated NAV prior to your investment or (b) if you purchased shares after December 19, 2018, the initial value of total share purchases, or if you already held shares on December 19, 2018, the market value of the shares on that date, provided that, in either case, the value will be reduced by the market value on the applicable redemption date of any shares you have redeemed. Depending on their operational capabilities, Financial Intermediaries may utilize one or both of the methods described above so your holdings could be valued differently depending on where you hold your shares. Please contact your Financial Intermediary to determine which valuation method(s) is (are) being utilized to calculate the amount of your sales charge.

Letter of Intent:

By signing a Letter of Intent, you may combine the current market value of any existing qualifying holdings and account types with the value that you intend to buy over a 13 month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase that you make during that 13 month period will receive the sales charge and breakpoint discount that applies to the total amount. The 13 month Letter of Intent period commences on the day that the Letter of Intent is received by the FullerThaler Funds or your Financial Intermediary, and you must inform your Financial Intermediary or the FullerThaler Funds that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date on which the Letter of Intent is received by the FullerThaler Funds or your Financial Intermediary are considered only in determining the level of sales charge that will be paid. The Letter of Intent will not result in a reduction in the amount of any previously paid sales charges.

A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference and/or adjust the shareholder’s account to reflect the correct number of shares that would be held after deduction of the sales charge. The Letter of Intent will be considered completed if the shareholder dies within the 13 month period covered by the Letter of Intent. Commissions to dealers will not be adjusted or paid on the difference between the Letter of Intent amount and the amount actually invested before the shareholder’s death. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

Below are the qualifying holdings and account types that may be aggregated in order to exercise your Rights of Accumulation and Letter of Intent privileges to qualify for a reduced front-end sales charge on A Shares.

Qualifying Holdings:

A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares of FullerThaler Funds.

Qualifying Accounts:

1.	Your account(s);

2.	Account(s) of your spouse or domestic partner;

3.	Account(s) of children under the age of 21 who share your residential address;

4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.	Solely controlled business accounts; and

6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

You may use your qualifying holdings and account types even if they are held at different Financial Intermediaries. In order to obtain any reduction in the sales charge by utilizing either the Rights of Accumulation or Letter of Intent privileges, you must, before each purchase of A Shares, inform your Financial Intermediary or the FullerThaler Funds if you have any existing holdings that may be aggregated with your current purchase in order to qualify for a reduced front-end sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that FullerThaler Funds may confirm (1) the value of each of your accounts invested in FullerThaler Funds and (2) the value of the accounts owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

Waiver of the A Shares Sales Charge

No sales charge is imposed on A Shares of the Funds if the shares were:

1. Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for shares of another FullerThaler Fund if a comparable sales charge has been paid for the exchanged shares.

3. Bought by members, officers, directors, retirees and employees of FullerThaler Asset Management, Inc., and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code).

Former FullerThaler members and employees and their immediate family members can make subsequent purchases in accounts established during the employee’s employment. FullerThaler members, employees and retirees, and their immediate family members may open new Institutional Share accounts subject to a $1,000 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Institutional Shares have lower expenses than A Shares. Please call shareholder services at 1-888-912-4562 for more information concerning all of the Funds’ other share classes.

4. Bought by employees of financial intermediaries or financial institutions that have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

5. Bought by:

●	Employer sponsored retirement, deferred compensation, employee benefit plans (including health savings accounts) and trusts used to fund those plans. Employer sponsored plans include 401(k) plans, 457 plans, 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and KEOGHs plans do not qualify under this waiver.

●	Financial intermediaries who have a dealer arrangement with the Distributor, act in a custodial capacity, or who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting, or other fee for their services.

●	Financial intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Fund shares to investment brokerage programs in which the end shareholder makes investment decisions independent of a financial advisor; these programs may or may not charge a transaction fee.

●	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

●	A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

6. Bought in connection with plans of reorganization of a FullerThaler Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

7. Bought through Financial Intermediary by shareholders who have redeemed A Shares in a FullerThaler Fund and who wish to reinvest their redemption proceeds in that Fund (or A Shares of another FullerThaler Fund that is offered with a Class A sales charge), provided the reinvestment is made within a specified number of calendar days of the redemption. Please check with a representative of your Financial Intermediary regarding whether this reinvestment program, which is known as a right of reinstatement is available through the intermediary and, if so, the maximum number of calendar days that can elapse between the redemption and the reinvestment on the Financial Intermediary’s platform.

To determine if you qualify for a sales charge waiver, call shareholder services at 1-888-912-4562 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Additional information regarding the reduction of A Shares sales charges is available in the Funds’ SAI. To determine if you are eligible for Rights of Accumulation or Letter of Intent privileges or to request a copy of the SAI, call 1-888-912-4562. These programs may be terminated or amended at any time.

C Shares. C Shares are available for purchase only through broker-dealers and other financial intermediaries.

●	C Shares are available for purchase for a minimum initial investment of $1,000. The minimum subsequent investment is $50.

●	C Shares do not have an initial sales charge but carry an ongoing distribution and service (12b-1) fee, and a Contingent Deferred Sales Charge (“CDSC”) when redeemed within twelve months of purchase. If shares are purchased with a dealer commission and redeemed within twelve months of purchase, the CDSC of 1.00% will apply.

●	12b-1 fees for C Shares are equal to 1.00% of the class’ average annual daily net assets. The distribution and service (12b-1) fee is not paid until the CDSC period has expired (it is retained by the distributor).

●	If C Shares are purchased in an employer-sponsored retirement plan (other than SEP IRAs, SIMPLE IRAs or SARSEPs), no dealer commission will be paid. Shares purchased in this way are not subject to a CDSC, and the financial professional begins receiving the distribution and service (12b-1) fee at the time of purchase.

●	Service Fees for C Shares are equal to up to 0.25% of the class’ average annual daily net assets.

CDSC Waivers on A Shares and C Shares: Any applicable CDSC for A Shares and C Shares accounts may be waived for the following reasons:

●	Redemptions through systematic withdrawal plans not exceeding annually 12% of the lesser of the original purchase cost or current market value for A Shares and C Shares accounts.

●	Redemptions through employer-sponsored retirement plans. The 12b-1 fee starts immediately. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs and SARSEPs.

●	Distributions from IRAs due to attainment of age 59½ for A Shares and C Shares.

●	Required minimum distributions from retirement accounts upon reaching age 70½.

●	Tax-free returns of excess contributions to IRAs.

●	Redemptions due to death or post-purchase disability.

●	Exchanges, unless the shares acquired by the exchange are redeemed within the original CDSC period.

●	Redemptions that are part of a Fund-initiated event, such as mergers, liquidations, asset acquisitions, and exchange offers to which a Fund is a party, or result from a failure to maintain the required minimum balance in an account. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the Fund-initiated event.

●	IRA Rollovers from any Funds held in an employer-sponsored retirement plan, for A Shares only.

●	If no dealer commission was paid to the financial professional on the purchase for any other reason.

●	For shareholders who have redeemed A Shares or C Shares of a FullerThaler Fund with a CDSC, and wish to reinvest their redemption proceeds in the same share class of that Fund (or the corresponding A Shares or C Shares of another FullerThaler Fund that is offered with a CDSC), provided the reinvestment is made within a specified number of calendar days of the redemption. Please check with a representative of your intermediary regarding whether this reinvestment program, which is known as a right of reinstatement, is available through the intermediary and, if so, the maximum number of calendar days that can elapse between the redemption and the reinvestment on the intermediary’s platform.

Please contact your Financial Intermediary to determine your eligibility for CDSC Waivers on A Shares and C Shares under any of the bullet points listed.

Conversion of C Shares to A Shares: C Shares will be converted to A Shares in the following instances:

●	Beginning December 11, 2018, C Shares positions will convert to A Shares after 8 years; or

●	If shares held in an account with a third-party broker of record are transferred to an account with the Distributor after December 19, 2018, those C Shares accounts will be converted to A Shares accounts in the month following the transfer.

Investor Shares. Investor Shares are generally available for purchase by all investors, subject to the satisfaction of the investment minimums described below.

●	Investor Shares are available for purchase for a minimum initial investment of $1,000. The minimum subsequent investment is $50 ($50 for automatic investment plan contributions).

●	Minimums are waived for the following investors: qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, defined benefit plans and other accounts or plans whereby R6 Shares are held on the books of the Funds through plan level or omnibus accounts; bank and trust companies; insurance companies; registered investment companies; FullerThaler employees and affiliates; and non-qualified deferred compensation plans.

●	The Funds do not charge any sales charges (loads) or other fees in connection with purchases or sales (redemptions) of Investor Shares.

●	12b-1 fees are equal to 0.25% of the class’ average annual daily net assets.

●	Service Fees authorized under the Trust’s Administrative Services Plan are equal to up to 0.20% of the class’ average annual daily net assets.

●	Investor Shares do not convert into any other class of shares.

Institutional Shares. Institutional Shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries, and the Funds pay service fees to these entities for services they provide to Institutional Share shareholders. Institutional Shares may also be offered for direct investment by other investors such as pension and profit sharing plans, employee benefit trusts and plan alliances, endowments, foundations, corporations and high net worth individuals. Institutional Shares may also be available on certain brokerage platforms. An investor transacting in Institutional Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. Institutional Shares are subject to the satisfaction of investment minimums described below.

●	Institutional Shares are available for purchase for a minimum initial investment of $100,000. The minimum subsequent investment is $50. Minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

●	Minimums are waived for the following investors: qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, defined benefit plans and other accounts or plans whereby R6 Shares are held on the books of the Funds through plan level or omnibus accounts; bank and trust companies; insurance companies; registered investment companies; FullerThaler employees and affiliates; and non-qualified deferred compensation plans.

●	The Funds do not charge any sales charges (loads) or other fees in connection with purchases or sales (redemptions) of Institutional Shares.

●	Institutional Shares are not subject to any 12b-1 fees.

●	Service Fees authorized under the Trust’s Administrative Services Plan are equal to up to 0.20% of the class’ average annual daily net assets.

R6 Shares. R6 Shares are available for purchase by eligible institutional investors, including employer sponsored retirement plans, pension plans, endowments and foundations, eligible high net worth investors, and FullerThaler employees and affiliates as described below.

●	R6 Shares are available for purchase for a minimum initial investment of $1,000,000. The minimum subsequent investment is $50 ($50 for automatic investment plan contributions). Minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

●	Minimums are waived for the following investors: qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, defined benefit plans and other accounts or plans whereby R6 Shares are held on the books of the Funds through plan level or omnibus accounts; bank and trust companies; insurance companies; registered investment companies; FullerThaler employees and affiliates; and non-qualified deferred compensation plans.

●	The Funds do not charge any sales charges (loads) or other fees in connection with purchases or sales (redemptions) of R6 Shares.

●	R6 Shares are not subject to any 12b-1 fees or Administrative Service Fees.

R6 Shares are offered primarily to investors who do not require or expect to receive any payments with respect to R6 Shares, and neither the Fund, the Adviser, nor any of the Adviser’s affiliates will pay any shareholder servicing or revenue sharing payments with respect to R6 Shares. The Adviser or its affiliates may however, from their own resources, make administrative payments necessary to establish or maintain the availability of R6 Shares for the investor. Other investors not included in the list above may be permitted to purchase R6 Shares subject to the Adviser’s determination of eligibility and may be subject to a $1,000,000 minimum initial investment requirement. The minimum initial investment amount may be waived subject to the Adviser’s discretion.

If your account is subject to the minimum investment requirement, and the value of your account falls below the minimum initial investment requirements for R6 Shares as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption, as applicable. You will be notified prior to any such conversions or redemptions.

A Shares and C Shares may be purchased only through broker dealers or other financial intermediaries. Investor Shares, Institutional Shares and R6 Shares can be purchased directly through the Funds’ distributor or other financial institutions, which may charge transaction fees with respect to your purchase. The Funds reserve the right to change the above eligibility criteria. For any share class, the Adviser may waive the minimum investment amounts at its discretion, including for existing clients of the Adviser. The Funds may waive or lower investment minimums for investors who invest in the Funds through an asset-based fee program made available through a financial intermediary. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other financial intermediary, the account minimums apply to the omnibus account, not to your individual investment; however, the financial intermediary may also impose minimum requirements that are different from those set forth in this Prospectus. If you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Limited Offering

On May 23, 2022 (the “Closing Date”), the Small-Cap Equity Fund became offered on a limited basis and investors are eligible to purchase shares of the Fund only as described below. Certain types of investors are allowed to invest in the Small-Cap Equity Fund without any additional authorization. Other types of investors may invest in the Small-Cap Equity Fund only if approved to do so by the Adviser to the Fund. Investors who do not fall into either of the following categories are not allowed to invest in the Small-Cap Equity Fund.

A.	Investors Who Are Permitted To Purchase Fund Shares of the Small-Cap Equity Fund Without Additional Authorization

The following types of investors may invest in the Small-Cap Equity Fund after the Closing Date as specified without additional authorization:

●	Shareholders of record of the Small-Cap Equity Fund as of the Closing Date may continue to purchase additional shares in their existing Fund accounts and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund, and may add to their existing Fund accounts through exchanges from other FullerThaler Funds;

●	If the shareholder of record is an omnibus account, beneficial owners in that account as of the Closing Date may also continue to purchase additional shares in their existing Fund accounts, may reinvest dividends or capital gain distributions from shares owned in the Fund, and may add to their existing Fund accounts through exchanges from other FullerThaler Funds;

●	Group Retirement Plans (and their successor, related and affiliated plans) which have the Small-Cap Equity Fund available to participants prior to the Closing Date may continue to open accounts for new participants and may purchase additional shares in existing participant accounts. In addition, new Group Retirement Plans (and their successor, related and affiliated plans) may invest in the Small-Cap Equity Fund after the Closing Date, may open accounts for new participants, and may purchase shares in such participant accounts. The term “Group Retirement Plans” refers to employer-sponsored retirement, deferred compensation and employee benefit plans, and includes without limitation: (a) group employer-sponsored 401(k)

plans, (b) 457 plans; (c) employer-sponsored 403(b) plans; (d) profit-sharing and money purchase pension plans; (e) defined benefit plans; (f) retiree health benefit plans; (g) group annuity separate accounts offered to retirement plans; (g) non-qualified deferred compensation plans; (h) health savings plans; and (i) trusts used to fund any of the foregoing plans.

To establish eligibility as a Group Retirement Plan, the plan must satisfy the following requirements:

○	The plan must be a group plan (more than one participant);

○	The shares cannot be held in a commission-based brokerage account; and

○	Shares must be either held at a plan level or at the Fund level through an omnibus account of a retirement plan recordkeeper.

Consequently, the term “Group Retirement Plans” does not include traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans.

●	Existing fully discretionary fee-based advisory programs, where investment discretion (fund and investment allocations) solely resides with the Financial Intermediary’s home office and where the Financial Intermediary’s home office has full authority to make investment changes without approval from the shareholder, may continue to utilize the Small-Cap Equity Fund for new and existing program accounts;

●	Registered Investment Advisory firms that have included the Small-Cap Equity Fund in their discretionary models by the Closing Date and utilize an approved clearing platform may continue to make Fund shares available to new and existing accounts;

●	Principals and employees of FullerThaler and their immediate family members, may utilize the Small-Cap Equity Fund for both new accounts and existing Fund accounts; and

●	FullerThaler may utilize the Small-Cap Equity Fund in new and existing fund accounts.

B.	Investors Who Are Permitted To Purchase Fund Shares of the Small-Cap Equity Fund Only With the Approval of the Adviser and the Fund

The following types of investors may invest in the Small-Cap Equity Fund after the Closing Date only with the prior approval of the Fund’s Adviser and the Fund:

●	Institutional Investors (including successor, related, or affiliated accounts) may establish a new account with the Small-Cap Equity Fund only if the account has been accepted for investment by the Fund’s Adviser and the Fund. The term “Institutional Investors” includes, but is not limited to, corporations, qualified non-profit organizations, charitable trusts, foundations and endowments, governmental entities (including states, counties and other municipalities, or any instrumentality, department, authority or agency thereof), and banks, trust companies or other depository institutions investing for their own account or on behalf of their clients. The term “Institutional Investors” also includes fee-based “wrap” account sponsors that offer discretionary and non-discretionary arrangements (provided they have an agreement covering the arrangement with the Fund) where the financial advisor or client, as applicable, has investment discretion;

●	After the Closing Date, new fully discretionary (including rep as portfolio manager) and non-discretionary (including rep as advisor) fee-based advisory programs may utilize the Small-Cap Equity Fund for program accounts only with the approval by the Fund’s Adviser and the Fund;

●	Third party investment manager model portfolios will be able to open new program accounts after the Closing Date only if approved by the Fund’s Adviser and the Fund.

Except as permitted above, investors will not be permitted to invest in the Small-Cap Equity Fund after the Closing Date. If the Small-Cap Equity Fund receives a purchase order directly from an investor who is not eligible to purchase shares of the Fund, the Fund will attempt to contact the investor to determine whether he or she would like to purchase shares of another Fund advised by FullerThaler or would prefer that the investment be refunded. If the Fund cannot contact the investor within 30 days, the entire investment will be refunded.

Rule 12b-1 Plan

The Funds have adopted a plan under Rule 12b-1 of the 1940 Act that allows the Funds’ Investor Shares, A Shares, and C Shares to pay distribution fees for the sale and distribution of their respective shares and for shareholder services provided to shareholders of each Fund’s Investor Shares (the “12b-1 Plan”). The 12b-1 Plan allows the Funds’ Investor Shares and A Shares to pay annual 12b-1 expenses of 0.25% of the average daily net assets in the Investor and A Shares classes, respectively, and 1.00% of the average daily net assets in the C Shares class. Under the 12b-1 Plan, the 1.00% C Shares 12b-1 fee includes a 0.25% service fee. Over time, 12b-1 fees will increase the cost of your investment in a Fund’s Investor, A, and C Shares and may cost you more than paying other types of sales charges because these fees are paid out of the Fund’s Investor, A, and C Shares on an on-going basis.

Service Fees – A Shares, Investor Shares and Institutional Shares

The Trust has adopted an Administrative Services Plan (the “Services Plan”) for A Shares, Investor Shares, and Institutional Shares of the Funds. The Services Plan allows the A Shares, Investor Shares and Institutional Shares of each Fund to pay service organizations for the provision of certain administrative, recordkeeping and other non-distribution related shareholder services to A Shares, Investor Shares and Institutional Shares shareholders. The Services Plan permits each Fund to make service fee payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its A Shares and up to 0.20% of the Fund’s average daily net assets attributable to its Investor Shares or Institutional Shares. “Other Expenses” reported in each Fund’s Fees and Expenses table in its respective Summary Prospectus for A Shares, Investor Shares and Institutional Shares include an allocation of up to 0.03% of this services fee payable to FullerThaler for certain non-distribution related shareholder services that it provides pursuant to a Shareholder Services Agreement between the Trust and FullerThaler adopted pursuant to the Services Plan. This Shareholder Services Agreement and fee allocation to FullerThaler has been authorized by the Board of the Trust pursuant to the Services Plan in March 2023, and is in effect for the Funds. Additional information regarding administrative services fees paid by the A Shares, Investor Shares and Institutional Shares of the Funds pursuant to the Services Plan, including amounts paid to FullerThaler, is included in the Funds’ SAI.

Arrangements with Service Agents — A Shares, C Shares, Investor Shares and Institutional Shares. A Shares, C Shares, Investor Shares and Institutional Shares of the Funds may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with respect to the Funds on behalf of their customers. Service agents may impose additional or different conditions than the Funds on purchases and redemptions of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Funds. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. Among the service agents with whom the Funds may enter into a shareholder servicing relationship are firms whose business involves or includes investment consulting, or whose parent or affiliated companies are in the investment consulting business, that may recommend that their clients utilize the Adviser’s investment advisory services or invest in the Funds or in other products sponsored by the Adviser.

For A Shares, C Shares, Investor Shares and Institutional Shares, the Adviser may make arrangements for the Funds to make payments, directly or through the Adviser, the Funds’ distributor and/or their affiliates, for providing certain sub-transfer agency and related administrative services with respect to A Shares, C Shares, Investor Shares and Institutional Shares of the Funds held through such service agents, including, without limitation, the following services: receiving, aggregating and processing purchase, redemption and exchange orders at the service agent level; furnishing shareholder sub-accounting; providing and maintaining elective services with respect to Investor Shares and Institutional Shares such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for holders of A Shares, C Shares, Investor Shares and Institutional Shares; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; and performing similar account administrative services. These payments are made to financial intermediaries selected by the Adviser. The actual services provided, and the payments made for such services, may vary from firm to firm. For these services, each Fund may pay an annual fee of up to 0.25% of the value of assets in A Shares accounts and C Shares accounts, and 0.20% of the value of assets in Investor Shares and Institutional Shares accounts. In the event the Funds’ distributor provides similar services to certain A Shares, C Shares, Investor Shares or Institutional Shares shareholders, it may receive service agent fees under the Administrative Services Plan for Investor Shares or Institutional Shares, respectively, and under the 12b-1 Plan for C Shares. The Adviser and/or its affiliates, may make payments to service agents for the services described in this paragraph on top of the service fees that the Funds may pay to such agents. The aggregate rate of such payments by the Funds and the Adviser and/or its affiliates with regard to A Shares, C Shares, Investor Shares and Institutional Shares may vary from service agent to service agent and, in certain circumstances, may, for any individual service agent, exceed 0.25% for A Shares accounts and C Shares accounts, and 0.20% for Investor Shares and Institutional Shares accounts. These amounts would be in addition to amounts paid by the Funds to the Funds’ transfer agent or other service providers. The Adviser and its affiliates rely primarily on contractual arrangements with the service agents to verify whether they are providing the services for which they are receiving such payments. Although the Adviser and its affiliates do not audit such service agents, they may make periodic information requests to verify certain information about the services provided.

HOW TO BUY SHARES

Requests to purchase shares are processed at the NAV of a Fund class, plus the applicable sales charge, next calculated after we receive your order in proper form. “Proper form” means that you have provided sufficient information to process your request as outlined in this Prospectus, including any required signatures, documents and payment.

Initial Purchase

By Mail – Your initial purchase request must include:

●	a completed and signed investment application form;

●	a personal check with name pre-printed (in the applicable minimum amount) made payable to the applicable Fund; reference Investor Shares, Institutional Shares or R6 Shares to ensure proper crediting to your account.

Mail the application and check to:

U.S. Mail:	Overnight:

FullerThaler Behavioral Small-Cap Equity Fund or

FullerThaler Behavioral Small-Cap Growth Fund or

FullerThaler Behavioral Mid-Cap Value Fund or

FullerThaler Behavioral Unconstrained Equity Fund or

FullerThaler Behavioral Small–Mid Core Equity Fund or

FullerThaler Behavioral Micro-Cap Equity Fund or

FullerThaler Behavioral Mid-Cap Equity Fund

c/o Ultimus Fund Solutions, LLC

PO Box 46707

Cincinnati, OH 45246-0707

FullerThaler Behavioral Small-Cap Equity Fund or

FullerThaler Behavioral Small-Cap Growth Fund or

FullerThaler Behavioral Mid-Cap Value Fund or

FullerThaler Behavioral Unconstrained Equity Fund or

FullerThaler Behavioral Small–Mid Core Equity Fund or

FullerThaler Behavioral Micro-Cap Equity Fund or

FullerThaler Behavioral Mid-Cap Equity Fund

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

By Wire – You may also purchase shares of the Funds by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at 1-888-912-4562 to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to Ultimus Fund Solutions, the Funds’ transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Funds and their custodian and transfer agent are open for business. Any delays, which may occur in wiring money, including delays that may occur in processing by banks, are not the responsibility of the Funds or the transfer agent. There is presently no fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.

A purchase will not be considered made until the corresponding check or wired money is received and the purchase is accepted by the Funds.

Additional Investments

You may purchase additional shares of a Fund class at any time by mail, wire, telephone, automated clearing house (ACH) or automatic investment. Each additional mail purchase request must contain:

1.	Your name;

2.	The name on your account(s);

3.	Your account number(s);

4.	A wire or a check (in the applicable minimum amount) made payable to the Fund in which you want to invest.

Checks should be sent to the Funds at the address listed under the heading “Initial Purchase – By Mail” above. To send a bank wire or make telephone purchases, call Shareholder Services at 1-888-912-4562 to obtain instructions.

Automated Clearing House (ACH)

Once an account is open, shares may be purchased or redeemed through ACH in minimum amounts of $100. ACH transactions are not available for initial purchase. ACH is the electronic transfer of funds directly from an account you maintain with a financial institution to a Fund. In order to use the ACH service, the ACH Authorization section of the account application must be completed. For existing accounts, an ACH Authorization Form may be obtained by calling the Funds’ transfer agent at 1-888-912-4562. Allow at least two weeks for processing before using ACH. To place a purchase or redemption order by ACH, call the Funds’ transfer agent at 1-888-912-4562.

There are no charges for ACH transactions imposed by the Funds or the transfer agent. ACH share purchase transactions are completed when payment is received, approximately two business days following the placement of your order. When shares are purchased through ACH, the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days. The shareholder will be held responsible for any fees incurred or losses suffered by the Funds as a result of any ACH transaction rejected for insufficient funds. Failure to notify the Funds in advance of an ACH transfer could result in a delay in completing your transaction.

Automatic Investment Plan

You may make regular investments in the Funds with an Automatic Investment Plan by completing the appropriate section of the account application or completing a systematic investment plan form with the proper signature guarantee and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $50 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

Fund shares may be an appropriate investment for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pension plans (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact Shareholder Services at 1-888-912-4562 for the procedure to open an IRA or SEP plan directly with the Funds, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Funds from the IRA unless you pay the fees directly to the IRA custodian. Call Shareholder Services about the IRA custodial fees at 1-888-912-4562. In addition, you should be aware that investments in tax-deferred accounts may be taxable at withdrawal. You should discuss any tax-related concerns with your tax adviser or attorney.

Other Purchase Information

The Funds may limit the amount of purchases and refuse to sell shares to any person. If your check or electronic payment does not clear, you will be responsible for any loss incurred by the Funds and you will be charged a fee to defray bank charges. You may be prohibited or restricted from making future purchases in the Funds. The Funds and their transfer agent may refuse any purchase order for any reason. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, drafts, “starter” checks, traveler’s checks, credit card checks, post-dated checks, cashier’s checks under $1,000, money orders (other than those issued by a bank) or checks drawn on non-U.S. financial institutions. In addition, to protect the Funds from check fraud, the Funds do not accept checks made payable to third parties (except for properly endorsed IRA rollover checks). Cashier’s checks, bank official checks, and bank money orders may be accepted in amounts greater than $1,000. Cashier’s checks and bank official checks in amounts less than $1,000 will also be accepted for IRA transfers from other financial institutions. In both such cases, a 15 business day hold will be applied to the funds. This means that, while you may request a redemption during the 15 business days after your purchase, and the redemption will be calculated at the NAV of the Fund on the day that the redemption request is received in good order, you will not receive your proceeds until the holding period has expired. You may avoid this holding period by making your purchase by wire.

The Funds have authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on their behalf purchase and sell orders. The Funds are deemed to have received an order when the authorized person or designee accepts the order. Any such order will be processed at the NAV of the applicable Fund class, plus the applicable sales charge, next calculated. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Funds’ transfer agent. For purchase requests received from persons “authorized to consummate transactions,” the Funds are required to do so at a price based on NAV next computed after the authorized representative’s receipt of the order to buy or sell.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the account application, you will be required to supply the Funds with information, such as your taxpayer identification number, that will assist the Funds in verifying your identity. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a customer’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by the Funds or its Transfer Agent as discussed in the Trust’s privacy statement.

Other Fees. The Funds’ Transfer Agent may charge account maintenance or transaction fees including, but not limited to, an annual IRA custodial fee ($25), statement retrieval fee ($25 per request) and fees for removal of excess contributions or Roth conversions or recharacterizations ($25 per transaction). In addition, fees will also be charged for outbound wires ($15), returned ACH/bounced check ($25) and overnight delivery, if requested ($25).

HOW TO EXCHANGE SHARES

Shares of the Funds may be exchanged for the same class of another FullerThaler Fund, which includes the FullerThaler Behavioral Small-Cap Equity Fund, the FullerThaler Behavioral Small-Cap Growth Fund, the FullerThaler Behavioral Mid-Cap Value Fund, the FullerThaler Behavioral Unconstrained Equity Fund, the FullerThaler Behavioral Small–Mid Core Equity Fund, the FullerThaler Behavioral Micro-Cap Equity Fund and the FullerThaler Behavioral Mid-Cap Equity Fund. Before making an exchange into another FullerThaler Fund, you should obtain and read the prospectus for that Fund. No transaction fees are charged for exchanges. You must meet the minimum investment requirements for the class of the Fund into which you are exchanging. The exchange of shares of one FullerThaler Fund for shares of another FullerThaler Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. Shares of the Fund acquired by means of an exchange will be purchased at the NAV next determined after acceptance of the exchange request by the transfer agent. Exchanges may be made by sending a written request to the transfer agent, or by calling 1-888-912-4562. Please provide the following information:

●	Your name and telephone number

●	The exact name of your account and account number

●	Taxpayer identification number (usually your Social Security number)

●	Dollar value or number of shares to be exchanged

●	The name of the FullerThaler Fund from which the exchange is to be made

●	The name of the FullerThaler Fund into which the exchange is being made

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Funds reserve the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders. The transfer agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the transfer agent to determine that the instructions are genuine, neither the transfer agent nor the Funds will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

Shares of the Funds may be exchanged on any day on which the Funds compute their NAV. Shares are exchanged at the NAV next determined after the transfer agent receives your exchange request in proper form. Exchange requests may be made by mail or by telephone. If you qualify as a purchaser of Institutional Shares, but your account is invested in Investor Shares, you may convert your Investor Shares to Institutional Shares based on the relative NAV of the two Classes on the conversion date. If you are an Institutional Shares shareholder you may convert your shares to Investor Shares at any time. If you are purchaser of C Shares, beginning on December 19, 2018, your shares will be converted to A Shares after 8 years, or, if C Shares held in an account with a third-party broker of record are transferred to an account with the Distributor after December 19, 2018, those C Shares accounts will be converted to A Shares accounts in the month following the transfer.

HOW TO REDEEM SHARES

Requests to sell shares are processed at the NAV of the applicable Fund class, next calculated after we receive your order in proper form. “Proper form” means that you have provided sufficient information to process your request as outlined in this Prospectus, including any required signatures, documents, payment and any applicable signature guarantees.

You may receive redemption payments in the form of a check, ACH or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of a Fund’s securities at the time of your redemption. The redemption minimum by wire transfer is $1,000. The redemption minimum by ACH is $100. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from the shareholder’s Fund account by redemption of shares. The Funds do not intend to redeem shares in any form except cash. However, if the amount you are redeeming during any 90-day period for any one shareholder is over the lesser of $250,000 or 1% of a Fund’s NAV, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s NAV in securities instead of cash, which is referred to as a “redemption in kind.” In the event that a redemption in kind is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from a Fund. For additional information regarding redemptions in kind, please refer to the sub-section below titled “Additional Information.”

If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail. You may redeem any part of your account in a Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:	Overnight:

FullerThaler Behavioral Small-Cap Equity Fund or

FullerThaler Behavioral Small-Cap Growth Fund or

FullerThaler Behavioral Mid-Cap Value Fund or

FullerThaler Behavioral Unconstrained Equity Fund or

FullerThaler Behavioral Small–Mid Core Equity Fund or

FullerThaler Behavioral Micro-Cap Equity Fund or

FullerThaler Behavioral Mid-Cap Equity Fund

c/o Ultimus Fund Solutions, LLC

PO Box 46707

Cincinnati, OH 45246-0707

FullerThaler Behavioral Small-Cap Equity Fund or

FullerThaler Behavioral Small-Cap Growth Fund or

FullerThaler Behavioral Mid-Cap Value Fund or

FullerThaler Behavioral Unconstrained Equity Fund or

FullerThaler Behavioral Small–Mid Core Equity Fund or

FullerThaler Behavioral Micro-Cap Equity Fund or

FullerThaler Behavioral Mid-Cap Equity Fund

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Your request for a redemption must include your letter of instruction, including the Fund class’ name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Your request must also be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Funds may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, if the mailing address has been changed within 15 days of the redemption request, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions. The Funds may also require a signature guarantee for redemptions of $50,000 or more or if a redemption is requested to new bank instructions. Signature guarantees are for the protection of shareholders. All redemptions requiring signature guarantees must utilize a New Technology Medallion stamp, generally available from the bank where you maintain your checking or savings account. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call Shareholder Services at 1-888-912-4562 if you have questions. At the discretion of the Funds or the Funds’ transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to ensure proper authorization.

Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If no such instruction is provided, IRA redemptions will be subject to federal tax withholding. Please consult your tax adviser for any tax related IRA distribution questions.

By Telephone. You may redeem any part of your account (up to $50,000) in a Fund by calling Shareholder Services at 1-888-912-4562. Neither the Funds, the transfer agent, nor the custodian are liable for following redemption instructions communicated by telephone that they reasonably believe to be genuine. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

IRA distributions may also be made by telephone. Shareholders who redeem shares held in an IRA will be asked to designate whether or not to withhold federal income taxes from the distribution. If no such instruction is provided, IRA redemptions will be subject to federal tax withholding. Please consult your tax adviser for any tax related IRA distribution questions.

The Funds or their transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the transfer agent anticipates difficulties in receiving and in a timely fashion responding to telephone requests for redemptions. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Funds nor its transfer agent will be held liable if you are unable to place your trade due to high call volume. If you are unable to reach the Funds by telephone, you may request a redemption by mail.

Systematic Withdrawals. If you own shares of a Fund with an aggregate value of at least $10,000, you may request a specified amount of money from your account once each month or once each quarter on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $100. To enroll in systematic withdrawals, complete the systematic withdrawal section of the application, attach a voided check to your application, and mail your completed application to the Funds at:

U.S. Mail:	Overnight:

FullerThaler Behavioral Small-Cap Equity Fund or

FullerThaler Behavioral Small-Cap Growth Fund or

FullerThaler Behavioral Mid-Cap Value Fund or

FullerThaler Behavioral Unconstrained Equity Fund or

FullerThaler Behavioral Small–Mid Core Equity Fund or

FullerThaler Behavioral Micro-Cap Equity Fund or

FullerThaler Behavioral Mid-Cap Equity Fund

c/o Ultimus Fund Solutions, LLC

PO Box 46707

Cincinnati, OH 45246-0707

FullerThaler Behavioral Small-Cap Equity Fund or

FullerThaler Behavioral Small-Cap Growth Fund or

FullerThaler Behavioral Mid-Cap Value Fund or

FullerThaler Behavioral Unconstrained Equity Fund or

FullerThaler Behavioral Small–Mid Core Equity Fund or

FullerThaler Behavioral Micro-Cap Equity Fund or

FullerThaler Behavioral Mid-Cap Equity Fund

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Policy on Market Timing. The Funds discourage market timing. Market timing is an investment strategy using frequent purchases and redemptions in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board has adopted a policy directing the Funds to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Funds that indicate market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders. Ultimus Fund Solutions, LLC, the Funds’ transfer agent, performs automated monitoring of short-term trading activity with respect to the Funds. Instances of suspected short-term trading are investigated by the compliance department. If an instance is deemed a violation of the short-term trading policies of the Funds, then the Adviser is notified and action, such as suspending future purchases, is taken.

While the Funds attempt to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Despite the Funds’ efforts to detect and prevent abusive trading activities, it may be difficult to identify such activity in certain omnibus accounts traded through a bank, broker-dealer, 401(k) plan, financial adviser or financial supermarket (each a Financial Intermediary). Omnibus accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. Consequently, the Funds may not have knowledge of the identity of investors and their transactions. Under a federal rule, the Funds are required to have an agreement with many of their Financial Intermediaries obligating the Intermediaries to provide, upon a Fund’s request, information regarding the Financial Intermediaries’ customers and their transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even with such an agreement in place. Certain Financial Intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading. The Funds reserve the right to reject any purchase order for any reason, including purchase orders that they do not think are in the best interests of the Funds or their respective shareholders, or if the Funds think that the trading is abusive. The Funds have not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

Additional Information

If you are not certain of the requirements for a redemption, please call Shareholder Services at 1-888-912-4562. Redemptions specifying a certain date or share price cannot be accepted and will be returned.

The length of time the Funds typically expect to pay redemption proceeds is similar regardless of whether the payment is made by check, wire, or ACH. The Funds typically expect to pay redemption proceeds for shares redeemed within the following days after receipt by the transfer agent of a redemption request in proper form:

●	For payment by check, the Funds typically expect to mail the check within one to three business days;

●	For payment by wire or ACH, the Funds typically expect to process the payment within one to three business days.

Payment of redemption proceeds may take longer than the time the Funds typically expect and may take up to seven days as permitted under the 1940 Act. Under unusual circumstances as permitted by the SEC, the Funds may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

Generally, all redemptions will be paid in cash. The Funds typically expect to satisfy redemption requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis, and if the Adviser believes it is in the best interest of a Fund and its shareholders not to sell portfolio assets, the Fund may satisfy redemption requests by using short-term borrowing from the Fund’s custodian. These methods normally will be used during both regular and stressed market conditions. In addition to paying redemption proceeds in cash, the Funds reserve the right to make redemptions via redemptions in kind (by exchanging shares for securities rather than cash). Redemptions in kind will be made only under extraordinary circumstances and if the Funds deem it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of a Fund’s net assets).

The Funds may also use redemptions in kind for certain Fund shares held by ReFlow. A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that the Funds used to compute their NAV. Pursuant to procedures adopted by the Board, redemption in kind transactions will typically be made by delivering readily marketable securities to the redeeming shareholder within seven days after a Fund’s receipt of the redemption order in proper form. Marketable securities are assets that are regularly traded or where updated price quotations are available. Illiquid securities are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Certain illiquid securities may be valued using estimated prices from one of the Trust’s approved pricing agents. If a Fund redeems your shares in kind, it will value the securities pursuant to the policies and procedures adopted by the Board. You will bear the market risks associated with maintaining or selling the securities that are transferred as redemption proceeds. In addition, when you sell these securities, you will pay taxes and brokerage charges associated with selling the securities.

Redemption proceeds sent by check by a Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. Redemption proceeds that are reinvested are subject to the risk of loss like any other investment in the Funds. Because the Funds incur certain fixed costs in maintaining shareholder accounts, the Funds may require you to redeem all of your shares in a Fund on 30 days’ written notice if the value of your shares in the Fund is less than $1,000 in Investor Shares, $100,000 in Institutional Shares or $1,000,000 in R6 Shares due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Funds to the minimum amount within the 30-day period. All shares of a Fund also are subject to involuntary redemption if the Board determines to liquidate the Fund. In such event, the Fund will provide notice to shareholders, but the Fund will not be required to obtain shareholder approval prior to such liquidation. An involuntary liquidation will create a capital gain or capital loss, which may have tax consequences about which you should consult your tax adviser.

For redemption requests received from persons “authorized to consummate transactions,” the Funds are required to do so at a price based on NAV next computed after the authorized representative’s receipt of the order to buy or sell.

Inactive Accounts

If shareholder-initiated contact does not occur on your account within the timeframe specified by the law in your state of record, or if Fund mailings are returned as undeliverable during that timeframe, the assets of your account (shares and/or any uncashed checks) may be transferred to your last known recorded state of residence as unclaimed property, in accordance with specific state law.

If you fail to initiate such contact, your property will be escheated to your last known state of residency after which you will need to claim the property from that state.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on a Fund’s NAV for the applicable class. The NAV of each Fund class is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV of each Fund class is calculated by dividing the value of its total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the applicable NAV next calculated after a Fund receives your order in proper form.

Each Fund’s assets generally are valued at their market value. If market quotations are not readily available (including when they are not reliable), or if an event occurs after the close of the trading market but before the calculation of the NAV that materially affects the value of a security, the security will be valued at a fair value, pursuant to procedures approved by the Board. Under the procedures adopted by the Board, the Board has designated the performance of fair value determinations to the Adviser, subject to the supervision of the Board. When pricing securities using the fair value procedures established by the Board, the Adviser seeks to assign the value that represents the amount that the Funds might reasonably expect to receive upon a current sale of the securities. However, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Funds’ fair value methodology is inappropriate. The Funds will adjust the fair values assigned to securities in each Fund’s portfolio, to the extent necessary, as soon as market prices become available. The Funds (and their service providers) monitor and evaluate the appropriateness of their fair value methodologies.

To the extent the Funds invest in other mutual funds, the Fund class’ NAV is calculated based, in part, upon the NAVs of such mutual funds; the Prospectuses for those mutual funds in which the Funds will invest describe the circumstances under which those mutual funds will use fair value pricing, which, in turn, affects their NAVs.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions. The Funds typically distribute to its shareholders, as dividends, substantially all of its net investment income and any realized net capital gains. These distributions are automatically reinvested in the Fund class in which you are invested unless you request cash distributions on your application or through a written request to the appropriate Fund. The Funds expect that its distributions will consist primarily of income and/or realized net capital gains.

Taxes. Net investment income distributed by the Funds generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income, except as described below. Please see the table below for additional information. Dividends normally will be distributed by the Funds on an annual basis.

The Funds will normally distribute net realized capital gains, if any, to its shareholders once a year. Capital gains are generated when a Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long a Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares. If a Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

To the extent the Funds invest in REITs, a portion of each Fund’s distributions form REITS may be taxable as ordinary income to investors because most REIT distributions come from mortgage interest and rents. For this reason, a portion of each Fund’s distributions may be taxed at the 37% ordinary income rate, rather than qualifying for the 20%/15% rates on qualified dividend accounts.

Each Fund’s distributions, whether received in cash or reinvested in additional shares of the Fund, may be subject to federal income tax. Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by a Fund automatically will be invested in additional shares of the applicable Fund class in which you invest. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Funds will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

●	Postal or other delivery service is unable to deliver checks to the address of record;

●	Dividends and capital gain distributions are not cashed within 180 days; or

●	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by the Funds which are not cashed within 180 days will be reinvested in the applicable Fund class at the current day’s NAV for that Fund class. When reinvested, those amounts are subject to market risk like any other investment in the Funds.

You may want to avoid making a substantial investment when the Funds are about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions and exchanges) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to a Fund’s shareholders, as described in the chart below.

Summary of Certain Federal Income Tax Consequences for Taxable Accounts. The following discussion reflects current law.

Type of Transaction	Tax Status
Qualified dividend income	Generally maximum 15% rate on non-corporate taxpayers whose income is equal to or less than $518,900 (individual filers), $583,750 (married filing jointly) or $551,350 (head of household) and 20% on individual taxpayers whose income exceeds these thresholds and on most trusts and estates.

Net short-term capital gain distributions	Ordinary income rates.

Net long-term capital gain distributions	Generally maximum 15% rate on non-corporate taxpayers whose income is equal to or less than $518,900 (individual filers), $583,750 (married filing jointly) or $551,350 (head of household) and 20% on individual taxpayers whose income exceeds these thresholds and on most trusts and estates.

Sales of shares (including redemptions and exchanges) owned more than one year	Gains taxed at generally maximum 15% rate on non-corporate taxpayers whose income is equal to or less than $518,900 (individual filers), $583,750 (married filing jointly) or $551,350 (head of household) and 20% on individual taxpayers whose income exceeds these thresholds and on most trusts and estates. Losses are subject to special rules concerning the use of long-term capital losses.

Sales of shares (including redemptions and exchanges) owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules.

An additional 3.8% Medicare tax generally will be imposed on certain net investment income of non-corporate taxpayers whose modified adjusted gross income exceeds $200,000 (individual filers) or $250,000 (married filing jointly). Net investment income includes dividends and capital gain distributions received from the Fund and gains from the sale of shares, including redemptions.

As described generally above, designated dividends paid by the Funds to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% or 20% to the extent such dividends are attributable to qualified dividend income from a Fund’s investment in common and preferred stock of U.S. and qualified foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Funds have ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Funds and attributable to that will not qualify for the reduced tax rate.

If shares of the Funds are purchased within 30 days before or after redeeming other shares of the Funds at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Funds are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if the Funds do not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service (“IRS”) 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

Cost Basis Reporting. Federal law requires mutual fund companies to report their shareholders’ cost basis, gain/loss, and holding period to the IRS on Fund shareholders’ Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares. The Funds have chosen Average Cost as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. The Funds’

standing tax lot identification method is the method covered shares will be reported on your Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Funds’ standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate IRS regulations or consult your tax adviser with regard to your personal circumstances. For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Funds are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Funds and their service providers do not provide tax advice.

You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE FUNDS

The Adviser. Fuller & Thaler Asset Management, Inc. (“FullerThaler” or the “Adviser”) is an independent investment management firm that is not affiliated with any parent organization. FullerThaler serves as the investment manager or Adviser for the Funds. In this capacity, the Adviser provides investment advisory and certain administrative services to the Funds.

The Adviser is located at 411 Borel Avenue, Suite 300, San Mateo, CA 94402. Organized in 1993, the Adviser provides investment management and advisory services to open-end mutual funds, institutions, and intermediaries. As of December 31, 2023 the Adviser had $22.0 billion in assets under management and advisement.

The Adviser is responsible for providing general investment advice and guidance to the Funds. The Adviser also provides trading, proxy voting, record-keeping and other administrative services for each Fund. For its advisory services to the Funds, the Adviser is entitled to receive an annual fee calculated on the respective Fund’s average daily net assets as denoted immediately below.

Fund	Annual Management Fee
Small-Cap Equity Fund	0.60%
Small-Cap Growth Fund	0.85%
Mid-Cap Value Fund	0.75%
Unconstrained Equity Fund	0.85%
Small-Mid Core Equity Fund	0.80%
Micro-Cap Equity Fund	1.45%
Mid-Cap Equity Fund	0.75%

For the Small-Cap Equity Fund, effective January 29, 2024, the Adviser has contractually agreed to waive its management fee and/or reimburse Fund expenses so that total annual operating expenses do not exceed 1.30%, 1.80%, 1.25%, 0.92% and 0.80% for A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, respectively, of the Fund’s average daily net assets through January 31, 2025.

For the Small-Cap Growth Fund, effective January 29, 2024, the Adviser has contractually agreed to waive its management fee and/or reimburse Fund expenses so that total annual operating expenses do not exceed 1.30%, 1.80%, 1.25%, 0.96% and 0.86% for A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, respectively, of the Fund’s average daily net assets through January 31, 2025.

For the Mid-Cap Value Fund, effective January 29, 2024, the Adviser has contractually agreed to waive its management fee and/or reimburse Fund expenses so that total annual operating expenses do not exceed 1.20%, 1.70%, 1.15%, 0.79% and 0.69% for A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, respectively, of the Fund’s average daily net assets through January 31, 2025. Prior to January 29, 2024, the Adviser had agreed to contractually waive its management fee and/or reimburse expenses so that total annual operating expenses do not exceed 1.20%, 1.70%, 1.15%, 0.90%, and 0.75% for A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, respectively, of the Fund’s average daily net assets through January 31, 2024.

For the Unconstrained Equity Fund, effective January 29, 2024, the Adviser has contractually agreed to waive its management fee and/or reimburse Fund expenses so that total annual operating expenses do not exceed 1.30%, 1.80%, 1.25%, 0.97% and 0.87% for A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, respectively, of the Fund’s average daily net assets through January 31, 2025.

For the Small-Mid Core Equity Fund, effective January 29, 2024, the Adviser has contractually agreed to waive its management fee and/or reimburse Fund expenses so that total annual operating expenses do not exceed 1.26%, 1.76%, 1.21%, 0.87% and 0.77% for A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, respectively, of the Fund’s average daily net assets through January 31, 2025. Prior to January 29, 2024, the Adviser had agreed to contractually waive its management fee and/or reimburse expenses so that total annual operating expenses do not exceed 1.26%, 1.76%, 1.21%, 0.93% and 0.83% for A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, respectively, of the Fund’s average daily net assets through January 31, 2024.

For the Micro-Cap Equity Fund, effective January 29, 2024, the Adviser has contractually agreed to waive its management fee and/or reimburse Fund expenses so that total annual operating expenses do not exceed 1.75%, 2.25%, 1.70%, 1.29% and 1.19% for A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, respectively, of the Fund’s average daily net assets through January 31, 2025. Prior to January 29, 2024, the Adviser had agreed to contractually waive its management fee and/or reimburse expenses so that total annual operating expenses do not exceed 1.75%, 2.25%, 1.70%, 1.40% and 1.30% for A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, respectively, of the Micro-Cap Equity Fund’s average daily net assets through January 31, 2024.

For the Mid-Cap Equity Fund, effective January 29, 2024, the Adviser has contractually agreed to waive its management fee and/or reimburse Fund expenses so that total annual operating expenses do not exceed 1.23%, 1.78%, 0.79%, and 0.69% for A Shares, C Shares, Institutional Shares and R6 Shares, respectively, of the Fund’s average daily net assets through January 31, 2025. Prior to January 29, 2024, the Adviser had agreed to contractually waive its management fee and/or reimburse expenses so that total annual operating expenses do not exceed 1.23%, 1.78%, 0.88% and 0.78% for A Shares, C Shares, Institutional Shares and R6 Shares, respectively, of the Fund’s average daily net assets through January 31, 2024.

The expense limitations of the Funds do not apply to (i) interest (other than custodial overdraft fees and expenses associated with a Fund’s participation in an alternative liquidity program), (ii) taxes, (iii) brokerage fees and commissions, (iv) other extraordinary expenses not incurred in the ordinary course of a Fund’s business, (v) dividend expense on short sales and (vi) indirect expenses such as acquired fund fees and expenses incurred by a Fund in any fiscal year. During any fiscal year that the Investment Advisory Agreement between the Adviser and Capitol Series Trust (the “Trust”) is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first took effect and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board may terminate such agreement at any time. The Expense Limitation Agreement shall terminate automatically upon the termination of the Advisory Agreement.

For the fiscal year ended September 30, 2023, the Small-Cap Equity Fund, Small-Cap Growth Fund, Mid-Cap Value Fund, Unconstrained Equity Fund, Small-Mid Core Equity Fund and Micro-Cap Equity Fund each paid the Adviser a management fee of 0.60%, 0.70%, 0.66%, 0.47%, 0.38% and 0.73%, respectively, of each Fund’s average daily net assets, after fee waivers and/or expense reimbursements, as applicable. As of September 30, 2023, the Mid-Cap Equity Fund had not commenced operations and therefore did not pay any fees to the Adviser for the fiscal year ended September 30, 2023.

The renewal for an additional one-year period of the Investment Advisory Agreement between the Trust and FullerThaler was approved by the Board, including all of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as that term is defined in Section 2(a)(19) of the 1940 Act, at an in-person meeting held on December 7 and 8, 2022 with regard to each of the FullerThaler Funds, with the exception of the Mid-Cap Equity Fund. With regard to the Mid-Cap Equity Fund, the Board, including all of the Independent Trustees, approved the Fund’s initial investment advisory agreement for a two-year term with the Adviser at the same meeting held on December 7-8, 2022. A discussion of the factors that the Board considered in approving the renewal of the Investment Advisory Agreement, and the initial approval of the Investment Advisory Agreement with regard to the Mid-Cap Equity Fund, is included in the Funds’ semi-annual report to shareholders for the fiscal period ended March 31, 2023. The renewal for an additional one-year period of the Investment Advisory Agreement between the Trust and FullerThaler was approved by the Board, including all of the Independent Trustees, at a meeting held on December 7 and 8, 2023. A discussion of the factors that the Board considered in approving the renewal of the Investment Advisory Agreement will be included in the Funds’ semi-annual report to shareholders for the fiscal period ending March 31, 2024.

If you invest in the Funds through an investment adviser, bank, broker-dealer, 401(k) plan, trust company or other financial intermediary, the policies and fees for transacting business may be different than those described in this Prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the financial intermediary provides on a Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of a Fund’s shareholder accounts for which the financial intermediary provides services. The Funds may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services that would otherwise be provided by the Funds’ transfer agent or other service providers if the shares were purchased directly from the Funds. To the extent that these fees are not paid by the Funds, the Adviser may pay a fee to financial intermediaries for such services.

To the extent that the Adviser pays a fee, sometimes referred to as “revenue sharing,” to a financial intermediary for distribution or shareholder servicing, the Adviser may consider a number of factors in determining the amount of payment associated with such distribution or services, including the amount of sales, assets invested in the respective Fund and the nature of the services provided by the financial intermediary. Although neither the Funds nor the Adviser pays for a Fund to be included in a financial intermediary’s “preferred list” or other promotional program, some Financial Intermediaries that receive compensation as described above may have such programs in which the Funds may be included. The Adviser may pay for the opportunity to distribute the Funds through a financial intermediary’s system. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling a Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds.

The Funds may from time to time purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

Portfolio Managers. The individuals listed below are primarily responsible for the day-to-day management of the Funds at the Adviser.

Raife Giovinazzo, Ph.D., CFA, Managing Partner and Lead Portfolio Manager, is responsible for managing the Small-Cap Equity Fund and the Mid-Cap Equity Fund. He has managed the Small-Cap Equity Fund and its predecessor since 2013 and has managed the Mid-Cap Equity Fund since its inception in October 2023. As Lead Portfolio Manager, he has ultimate decision-making authority for all investment aspects of the Small-Cap Equity Fund and the Mid-Cap Equity Fund. He also serves as the Back-up Portfolio Manager for the Unconstrained Equity Fund and the Small-Mid Core Equity Fund. He has more than 15 years of investment-industry experience. Dr. Giovinazzo was previously a co-portfolio manager and researcher with Blackrock’s Scientific Active Equity group (formerly Barclays Global Investors) from 2008 to 2013. Before that, he worked at Wellington Management, Marsh & McLennan and Mercer Management Consulting. Dr. Giovinazzo has a B.A. from Princeton; he also has an M.B.A. and a Ph.D. from the Booth School of Business at the University of Chicago. Dr. Giovinazzo is a member of the CFA Institute and the CFA Society of San Francisco. He holds the Chartered Financial Analyst designation. He is an owner of FullerThaler and a member of its Board of Directors.

Frederick W. Stanske, CFA, Partner and Lead Portfolio Manager, has been responsible for managing the Small-Cap Growth Fund and the Micro-Cap Fund since each Fund’s inception in December 2017 and December 2018, respectively. As Lead Portfolio Manager, he has ultimate decision-making authority for all investment aspects of the Small-Cap Growth and Micro-Cap Funds. He also serves as the Back-up Portfolio Manager for the Small-Cap Equity Fund and the Mid-Cap Equity Fund. He has managed FullerThaler’s small-cap growth strategy since 1996, previously available in institutional separately managed accounts (SMAs), and also manages the firm’s Micro-Cap strategy. He has over 30 years of investment experience. Prior to joining FullerThaler, Mr. Stanske spent over ten years as an analyst and portfolio manager at Farmers Insurance Group and then at Fisher Investments. Earlier in his career, he worked in the corporate sector as an analyst. He received his BS from the University of Denver and his MBA from the University of Chicago. Mr. Stanske is a member of the CFA Institute and the CFA Society of San Francisco. He holds the Chartered Financial Analyst designation. Mr. Stanske is an owner of FullerThaler and a member of its Board of Directors.

Raymond Lin, CFA, Partner and Lead Portfolio Manager, has been responsible for managing both the Unconstrained Equity Fund and the Small–Mid Core Equity Fund since their inception. As Lead Portfolio Manager, he has ultimate decision-making authority for all investment aspects of the Unconstrained Equity and Small-Mid Core Equity Funds. He also has served as the back-up portfolio manager of the Small-Cap Growth Fund and Micro-Cap Fund since their inception and the back-up portfolio manager of FullerThaler’s small-cap growth and micro-cap strategies since 2006. He also manages FullerThaler’s Behavioral All-Cap strategy. Mr. Lin has over 25 years of investment experience. Prior to joining FullerThaler, Mr. Lin was a portfolio manager for a long-short equity fund at Tricera Capital. He previously was an options trader at JP Morgan. He holds the Chartered Financial Analyst designation and is a member of the CFA Society of San Francisco. He received his BS in Computer Science from the University of Michigan and his MBA and MA from the University of California, Berkeley. Mr. Lin is an owner of FullerThaler and a member of the Board of Directors.

David M. Potter, CFA, Partner and Lead Portfolio Manager, is responsible for managing the Mid-Cap Value Fund since its inception. As Lead Portfolio Manager, he has ultimate decision-making authority for all investment aspects of the Mid-Cap Value Fund. The Mid-Cap Value Fund uses a similar behavioral over-reaction investment process as the FullerThaler small-cap value strategy managed by Mr. Potter since 2005, previously available in institutional separately managed accounts (SMAs). Mr. Potter has also managed the Undiscovered Managers Behavioral Value Fund (ticker: UBVLX) since its inception, which employs the same behavioral investment techniques as the Mid-Cap Value Fund. Prior to joining FullerThaler, Mr. Potter was a Vice President at Goldman Sachs. Previously, he was an Associate Director at Scotia Capital Markets. Mr. Potter received his BA (honors) in Economics and Finance from McGill University in Montreal and his MBA (honors) in Finance from the University of Chicago. Mr. Potter holds the Chartered Financial Analyst designation and is a member of the CFA Society of San Francisco. He is an owner of FullerThaler and a member of its Board of Directors.

Ryam Lee, CFA, Associate Portfolio Manager, has been an analyst on the Mid-Cap Value Fund since inception. He has over ten years of financial industry experience. Prior to joining FullerThaler, he was a private equity analyst at McCarthy Capital. Previously, he worked in corporate development at a commodity management firm and business valuation at an independent valuation firm. Mr. Lee received his BA (honors) in Economics and Finance and MS in Finance from Creighton University and an MBA in Accounting, Economics, and Finance from the University of Chicago Booth School of Business. He holds the Chartered Financial Analyst designation and is a member of the CFA Society of San Francisco. He is an owner of FullerThaler.

Jasmine Zhang, MBA, Investment Analyst of the Adviser, has served as an analyst for the Mid-Cap Equity Fund since its inception in October 2023. Ms. Zhang has been in the financial industry since 2016. Prior to joining FullerThaler, she was an analyst at Point72 Asset Management. Previously, she worked as an equity research analyst at Bank of America Merrill Lynch’s global research department, as well as working at American Century Investments. Ms. Zhang received a BA in Economics and a BA in Statistics from the University of Chicago, and her MBA in Quantitative Finance from the Wharton School of the University of Pennsylvania.

The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

PAST PERFORMANCE OF THE ADVISER

In this section of past performance, the Adviser refers to Fuller & Thaler Asset Management (“FullerThaler” or the “Adviser”), the GIPS firm. The performance information has been provided by the Adviser and relates to the historical performance of the client accounts (“each a Composite” and together the “Composites”) managed by the Adviser pursuant to the following strategies: the behavioral small-cap growth strategy (the “Small Cap Growth Composite”), the strategy used by the Adviser to manage the assets of the Small-Cap Growth Fund; the behavioral unconstrained equity strategy (the “Unconstrained Equity Composite”), the strategy used by the Adviser to manage the assets of the Unconstrained Equity Fund; the behavioral small-mid core equity strategy (the “Small-Mid Core Equity Composite”), the strategy used by the Adviser to manage the assets of the Small-Mid Core Equity Fund, and the behavioral micro-cap equity strategy (the “Micro-Cap Equity Composite”), the strategy used by the Adviser to manage the assets of the Micro-Cap Equity Fund. The investment objectives, policies and restrictions of the Small-Cap Growth Fund, the Unconstrained Equity Fund, Small-Mid Core Equity Fund and the Micro-Cap Equity Fund are substantially similar to those of the accounts included in the Adviser’s respective Composite in the same strategy. The Adviser has managed the assets of each of the Small-Cap Growth Fund, the Unconstrained Equity Fund, Small-Mid Core Equity Fund, and the Micro-Cap Equity Fund since its inception.

While the Adviser is primarily responsible for the performance of each Fund, the performance of the strategies reflected by the Composites do not represent the past performance of the Funds. If the performance of the Composite had been readjusted to reflect the operating year expenses of a Fund managed pursuant to the corresponding strategy, the performance of the Composite would have been lower. You should not consider this performance data for the strategies reflected by the Composite as an indication of future performance of the corresponding Fund.

Transactions are recorded on the trade date. Cash balances and cash equivalents are included in the performance. All returns presented are calculated in U.S. dollars on a total return basis, include the reinvestment of all dividends and interest, and take into account accrued income and realized and unrealized gains and losses. All returns are calculated by deducting the Adviser’s actual fee on a monthly or quarterly basis (or for non-fee-paying accounts, the highest model fees based on the current fee schedule), net of any expense waivers, other fees and expenses depending on the type of account as well as all brokerage commissions and execution costs paid by the Composite accounts without provision for Federal or state income taxes. Custodial fees, if any, were not included in the calculations. The standard management fee for the behavioral small-cap growth strategy is 1.10% per annum on the first $5 million, 1.00% per annum on the next $10 million, 0.90% per annum on the next $10 million and 0.70% per annum on assets over $25 million with a minimum annual fee of $55,000. The standard management fee for the behavioral small-mid core equity strategy is 0.95% per annum on the first $25 million and 0.85% per annum on assets over $25 million with a minimum annual fee of $95,000. The standard management fee for the behavioral unconstrained equity strategy is 0.99% per annum on the first $25 million and 0.89% per annum on assets over $25 million with a minimum annual fee of $99,000. The standard management fee for the behavioral micro-cap equity strategy is 1.30% per annum on the first $5 million, 1.15% per annum on the next $10 million, and 1.05% per annum on assets over $15 million with a minimum annual fee of $65,000. Actual investment management fees incurred by clients may vary. Policies for valuing portfolios, calculating performance and preparing compliant presentations are available upon request.

Each Fund’s performance is calculated using the method required by the SEC, which differs from the method used to calculate the performance of the private accounts comprising the Composite. The private accounts are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act and the IRC. Consequently, the performance results for the private accounts could have been adversely affected (i.e., lower) if the private accounts included in the Composites had been regulated as an investment company under the Federal securities laws.

The following tables show the annual returns of the Composite for each of the last ten calendar years and for the 1-Year, 5-Year and 10-Year periods ended December 31, 2022 for the Behavioral Small-Cap Growth and Behavioral Micro-Cap Equity Composites, the last seven calendar years for the Behavioral Unconstrained Equity Composite, and the last five calendar years for the Behavioral Small-Mid Core Equity Composite. FullerThaler claims compliance with the Global Investment Performance Standards (GIPS®) and has prepared and presented this report in compliance with the GIPS standards. FullerThaler has been independently verified for the periods January 1, 1992 through December 31, 2022. ACA Group, Performance Services Division provided the verification for the periods January 1,

1992 through March 31, 2016 and January 1, 2017 through December 31, 2022. Ashland Partners & Company, LLP provided the verification for the period March 31, 2016 through December 31, 2016. On June 28, 2017, ACA Performance Services, LLC acquired the investment performance service business of Ashland Partners & Company, LLP. Effective December 31, 2019, ACA Performance Services, LLC merged with and into Adviser Compliance Associates, LLC/ACA Group, Performance Services Division. A firm that claims compliance with the GIPS standards must establish policies and procedures for complying with all the applicable requirements of the GIPS standards. Verification provides assurance on whether the firm’s policies and procedures related to composite and pooled fund maintenance, as well as the calculation, presentation, and distribution of performance, have been designed in compliance with the GIPS standards and have been implemented on a firm-wide basis. Verification does not provide assurance on the accuracy of any specific performance report. GIPS® is a registered trademark of CFA Institute. CFA Institute does not endorse or promote this organization, nor does it warrant the accuracy or quality of the content contained herein. The verification report is available upon request. A complete list and description of FullerThaler’s composites and pooled funds and/or policies for valuing investments, calculating performance, and preparing GIPS reports are available upon request. The data presented herein is not intended to predict or suggest the returns that might be experienced by the Fund or an individual investor investing in the Fund. You should be aware that the use of a methodology different from that used to calculate the performance below could result in different performance data.

Adviser’s Behavioral Small-Cap Growth Strategy Composite

Net Annual Calendar Year Returns

	Behavioral Small-Cap Growth Composite Returns(1)				Annualized Ex-Post		Composite Assets
Year Ended	Net Composite Returns	Gross Composite Returns	Composite Dispersion(2)	Current Benchmark(3)*	Composite 3-Yr. Std. Dev.(4)	Benchmark 3-Yr Std. Dev.(4)	End of Period (MM)	Firm Assets (MM)
12/31/13	43.15%	44.26%	NA	43.30%	18.11%	17.27%	32	1,977
12/31/14	10.91%	11.76%	NA	5.60%	12.98%	13.82%	29	2,855
12/31/15	3.98%	4.77%	NA	-1.38%	13.49%	14.95%	33	4,746
12/31/16	16.03%	16.92%	NA	11.32%	14.91%	16.67%	38	7,451
12/31/17	19.65%	20.55%	NA	22.17%	13.89%	14.59%	43	8,741
12/31/18	-0.12%	0.59%	NA	-9.31%	19.02%	16.46%	38	7,277
12/31/19	19.72%	20.67%	NA	28.48%	19.60%	16.37%	53	9,620
12/31/20	53.72%	54.80%	NA	34.63%	27.10%	25.10%	129	11,076
12/31/21	25.13%	26.14%	NA	2.83%	23.50%	23.07%	161	17,584
12/31/22	-27.47%	-26.86%	NA	-26.36%	27.07%	26.20%	143	16,361

Annualized Net Returns for the Period Ended

December 31, 2022

	Behavioral Small-Cap Growth Composite	Current Benchmark*	Blended Benchmark*
1 Year (2022)	-27.47%	-26.36%	NA
5 Years (2018-2022)	10.78%	3.51%	NA
10 Years (2013-2022)	14.35%	9.20%	NA
Since Inception (1992 – 2022)	12.40%	7.18%	8.12%

*	The Russell 2500™ Growth was the Composite’s benchmark from 1/1/92 through 12/31/10 and the Russell 2000® Growth has been the benchmark since 1/1/11. In the fifth column of the Net Calendar Year Returns table, Composite returns are compared against the current benchmark, the Russell 2000® Growth, for each calendar year from 12/31/13 through 12/31/22. In the Annualized Net Returns table, the 10-year annualized performance of the Composite is compared in the third column to the 10-year annualized performance of its current benchmark, the Russell 2000® Growth, and then in the fourth column against a blended 10-year annualized performance benchmark of the Russell 2500™ Growth and the Russell 2000® Growth indices.

(1)	The Behavioral Small-Cap Growth Composite is an actively managed small-cap growth strategy that evaluates small-cap companies with a capitalization generally in the lowest 10% of US market capitalizations or smaller than or equal to the largest company in the Russell 2000® Index at the time of purchase and is driven by the Adviser’s proprietary research on the behavioral biases of other investors. The portfolio managers buy when other investors are likely to make behavioral mistakes. The Composite was created in April 1993 and comprises all discretionary accounts that are managed pursuant to the Adviser’s small-cap growth strategy.

The Composite does not reflect accounts that have been removed from the Composite pursuant to the Adviser’s removal policy (the “Excluded Accounts”). Accounts are excluded from a composite so that a composite remains representative of a strategy; the exclusion is intended to prevent a composite from being misleading. It is the Adviser’s position that the Excluded Accounts cannot be managed in a manner substantially consistent with its small-cap growth strategy.

Accounts are included in the Composite at the beginning of the first full calendar month of performance earned after the account is invested such that the holdings and percentage of cash are comparable to the holdings and percentage of cash for other accounts in the Composite and no later than three (3) months from the inception of the account. Accounts are excluded from the Composite as of the beginning of the calendar month in which the account is no longer under management (i.e., where the account begins liquidation) by FullerThaler or fails to meet the composite definition or other inclusion criteria.

Valuation and returns are computed and stated in U.S. Dollars. Returns reflect the reinvestment of dividends and other earnings. Gross returns are presented before management and custodial fees and withholding taxes (except for ADRs), but after all trading expenses. Net returns are netted down from gross returns by the actual management fees that were paid(or for non-fee-paying accounts, the highest model fees of 1.10% based on the current fee schedule), net of any expense waivers, and other fees and expenses depending on the type of account. The standard management fee for this strategy is 1.10% per annum on the first $5 million, 1.00% per annum on the next $10 million, 0.90% per annum on the next $10 million, and 0.70% per annum on assets over $25 million with a minimum annual fee of $55,000. The 2021 gross and net returns were updated due to a data error; previously they were 25.51% and 24.59%, respectively.

(2)	Composite dispersion is calculated using the equal-weighted standard deviation of all accounts included in the Composite for the full year based on gross returns; it is not presented for periods less than one year or when there were five or fewer accounts in the Composite for the full year.

(3)	The benchmark, the Russell 2000® Growth Index, is a market-cap weighted index and measures the performance of the small-cap growth segment of the U.S. equity universe. It includes Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not incur management fees, transaction costs or other expenses and is not available for direct investment. Index returns reflect the reinvestment of dividends. Benchmark indices and related statistics are presented gross-of-fee.

(4)	The 3-year standard deviation is a measure of the volatility of an investment’s returns – the greater the 3-year standard deviation, the larger the differences between the investment’s actual returns and average return. It was calculated over the most recent past 36 months of gross returns, if available. The 3-year standard deviation was calculated by using the Russell 2500™ Growth Index for 2010 and the Russell 2000® Growth Index for 2011 and 2012. This information was required to be presented as of 2011.

Adviser’s Behavioral Unconstrained Equity Composite

Net Annual Calendar Year Returns

	Behavioral Unconstrained Equity Composite Returns(1)				Annualized Ex-Post		Composite Assets
Year Ended	Net Composite Returns	Gross Composite Returns	Composite Dispersion(2)	Benchmark(3)*	Composite 3-Yr. Std. Dev.(4)	Benchmark 3-Yr Std. Dev.(4)	End of Period (MM)	Firm Assets (MM)
12/31/16	24.04%	25.03%	NA	12.74%	NA	NA	3	7,451
12/31/17	24.08%	25.07%	NA	21.13%	NA	NA	4	8,741
12/31/18	-3.26%	-2.27%	NA	-5.24%	12.92%	11.18%	1	7,277
12/31/19	33.87%	34.86%	NA	31.02%	13.75%	12.21%	9	9,620
12/31/20	19.70%	20.69%	NA	20.89%	21.52%	19.41%	65	11,076
12/31/21	25.38%	26.37%	NA	25.66%	21.12%	17.94%	78	17,584
12/31/22	-21.33%	-20.60%	NA	-19.21%	24.22%	21.48%	38	16,361

Annualized Net Returns for the Period Ended

December 31, 2022

	Behavioral Unconstrained Equity Composite	Benchmark*
1 Year (2022)	-21.33%	-19.21%
5 Year (2018 – 2022)	9.13%	8.79%
Since Inception (2016 – 2022)	13.46%	11.04%

*	The Russell 3000® has been the composite’s benchmark since its creation.

(1)	The Behavioral Unconstrained Equity Composite is an actively managed strategy that primarily invests in the equities of U.S. companies of all market capitalizations and is driven by the Adviser’s proprietary research on the behavioral biases of other investors. The portfolio managers buy when other investors are likely to make behavioral mistakes. The Composite was created in July 2018, incepted 1/1/16, and comprises all discretionary accounts that are managed pursuant to the Adviser’s behavioral unconstrained equity strategy.

Accounts are included in the Composite at the beginning of the first full calendar month of performance earned after the account is invested such that the holdings and percentage of cash are comparable to the holdings and percentage of cash for other accounts in the Composite and no later than three (3) months from the inception of the account. Accounts are excluded from the Composite as of the beginning of the calendar month in which the account is no longer under management (i.e., where the account begins liquidation) by FullerThaler or fails to meet the composite definition or other inclusion criteria.

Valuation and returns are computed and stated in U.S. Dollars. Returns reflect the reinvestment of dividends and other earnings. Gross returns are presented before management and custodial fees and withholding taxes (except for ADRs), but after all trading expenses. Net returns are netted down from gross returns by the actual management fees that were paid(or for non-fee-paying accounts, the highest model fees of 0.99% based on the current fee schedule), net of any expense waivers, and other fees and expenses depending on the type of account. The standard management fee for this strategy is 0.99% per annum on the first $25 million and 0.89% per annum on assets over $25 million with a minimum annual fee of $99,000. The highest model fees were applied pursuant to the SEC’s Nov 2022 marketing rule amendments; Previously, the 2019, 2018, 2017, and 2016 net returns were 34.11%, -2.27%, 25.07%, and 25.03%, respectively.

(2)	Composite dispersion is calculated using the equal-weighted standard deviation of all accounts included in the Composite for the full year based on gross returns; it is not presented for periods less than one year or when there were five or fewer accounts in the Composite for the full year. There were fewer than 5 accounts in the composite for 2016 - 2022.

(3)	The benchmark, the Russell 3000® Index, measures the performance of the broad U.S. equity market. The index represents the 3000 largest U.S. publicly traded companies as measured by market capitalization. The index is unmanaged and does not incur management fees, transaction costs or other expenses and is not available for direct investment. Index returns reflect the reinvestment of dividends. Benchmark indices and related statistics are presented gross-of-fee.

(4)	The 3-year standard deviation is a measure of the volatility of an investment’s returns – the greater the 3-year standard deviation, the larger the differences between the investment’s actual returns and average return. It was calculated over the most recent past 36 months of gross returns, if available.

Adviser’s Behavioral Small-Mid Core Equity Composite

Net Annual Calendar Year Returns

		Behavioral Small-Mid Core Equity Annual Composite Performance(1)						Composite Assets
Year End	Total Firm Assets (US $Mil)	Russell 2500™ Index Returns(2)	Gross Composite Returns	Net Composite Returns	Composite Dispersion(3)	Composite 3-Yr St. Dev.(4)	Index 3-Yr St. Dev.(4)	Number of Composite Accounts	Composite Assets (US $Mil)
12/31/18	7,277	-10.00%	-7.87%	-8.82%	NA	NA	NA	≤5	<1
12/31/19	9,620	27.77%	27.94%	26.99%	NA	NA	NA	≤5	3
12/31/20	11,076	19.99%	20.30%	19.35%	NA	23.43%	24.21%	≤5	4
12/31/21	17,584	18.18%	26.30%	25.35%	NA	23.11%	22.48%	≤5	5
12/31/22	16,361	-18.37%	-16.83%	-17.60%	NA	25.65%	25.16%	≤5	8

Annualized Net Returns for the Period Ended

December 31, 2022

	Behavioral Small-Mid Core Equity Composite	Benchmark*
1 Year (2022)	-17.60%	-18.37%
5 Year (2018 – 2022)	7.54%	5.89%
Since Inception (2018 – 2022)	7.54%	5.89%

*	The Russell 2500™ has been the composite’s benchmark since its creation.

(1)	The Behavioral Small-Mid Core Equity Composite contains all actual discretionary accounts primarily invested in the equities of U.S. companies with market capitalizations generally in the bottom 30% of total US market capitalization or smaller than or equal to the largest company in its benchmark, the Russell 2500™ Index, at the time of purchase. The composite was created in December 2018 and incepted on 1/1/18.

Valuation and returns are computed and stated in U.S. Dollars. Returns reflect the reinvestment of dividends, other earnings, and distributions, if any. Gross returns are presented before management, custodial, and other fees, but after all trading expenses. Net returns for 2022 are netted down from gross returns by the actual management fees that were paid (or for non-fee-paying accounts, the highest model fees of 0.95% based on the current fee schedule), net of any expense waivers, and other fees and expenses depending on the type of account. Net returns for 2018-2021 are netted down from gross returns by the highest model fees of 0.95% based on the current fee schedule. The standard management fee for this strategy is 0.95% per annum on the first $25 million and 0.85% per annum on assets over $25 million with a minimum annual fee of $95,000. The highest model fees were applied pursuant to the SEC’s Nov 2022 marketing rule amendments; Previously, the 2019 and 2018 net returns were 26.79% and -7.87%, respectively. Also, the 2021 gross and net returns were updated due to a data error; previously they were 25.37% and 24.34%, respectively.

(2)	The benchmark is the Russell 2500™ Index which measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500™ Index companies with higher price-to-book ratios and higher forecasted growth values. The volatility of the Index may be materially different from that of the strategy depicted, and the holdings in the strategy may differ significantly from the securities in the Index. Index returns include the reinvestment of dividend income, but not trading expenses, management, custodial or other fees that would be involved in investing in the Index – the effect of these expenses and fees would be to lower the Index returns by an undetermined amount. Other differences: the Index is generally more diversified and represents only unmanaged results of long investments; the strategy may not be as diversified and is actively managed.

(3)	Composite dispersion is calculated using the equal-weighted standard deviation of all accounts included in the composite for the full year based on gross returns; it is not presented for periods less than one year or when there were five or fewer accounts in the composite for the full year.

(4)	The 3-year standard deviation is a measure of the volatility of an investment’s returns - the greater the 3-year standard deviation, the larger the differences between the investment’s actual returns and average return. It was calculated over the most recent past 36 months of gross returns, if available. No 3-year standard deviation is shown where 36 months of returns are unavailable.

Adviser’s Behavioral Micro-Cap Equity Composite

Net Annual Calendar Year Returns

	Behavioral Micro-Cap Composite Returns(1)				Annualized Ex-Post		Composite Assets
Year Ended	Net Composite Returns	Gross Composite Returns	Composite Dispersion(2)	Benchmark(3)*	Composite 3-Yr. Std. Dev.(4)	Benchmark 3-Yr Std. Dev.(4)	End of Period (MM)	Firm Assets (MM)
12/31/13	62.80%	64.42%	NA	45.62%	21.51%	17.09%	280	1,977
12/31/14	0.40%	1.41%	0.43%	3.65%	17.13%	14.31%	220	2,855
12/31/15	-11.66%	-10.79%	0.49%	-5.16%	17.30%	14.83%	208	4,746
12/31/16	11.95%	13.08%	0.35%	20.37%	17.53%	16.84%	174	7,451
12/31/17	27.04%	28.34%	0.63%	13.17%	16.59%	15.32%	168	8,741
12/31/18	-24.73%	-23.99%	0.44%	-13.08%	19.09%	17.02%	119	7,277
12/31/19	20.00%	21.18%	0.31%	22.43%	19.78%	16.42%	149	9,620
12/31/20	15.01%	16.15%	4.99%	20.96%	36.27%	26.66%	163	11,076
12/31/21	38.58%	40.32%	0.87%	19.34%	34.98%	25.89%	205	17,584
12/31/22	-30.94%	-30.10%	0.49%	-21.96%	38.39%	28.10%	147	16,361

Annualized Net Returns for the Period Ended

December 31, 2022

	Behavioral Micro-Cap Equity Composite	Current Benchmark*	Blended Benchmark*
1 Year (2022)	-30.94%	-21.96%	NA
5 Years (2018-2022)	-0.12%	3.69%	NA
10 Years (2013-2022)	7.40%	8.86%	NA
Since Inception (1999 - 2022)	11.64%	NA	7.46%

*	The composite’s benchmark is the Russell Microcap® Index from 7/1/00 to present. The Russell 2000® Index was the benchmark from 1/1/99 through 6/30/00. The Russell Microcap® Index returns became available in July 2000.

(1)	The Behavioral Micro-Cap composite is an actively managed strategy that evaluates companies with a capitalization consistent with the capitalization ranges of the/ Russell Microcap® Index sizes at time of purchase and is driven by the Adviser’s proprietary research on the behavioral biases of other investors. The portfolio managers buy when other investors are likely to make behavioral mistakes. The Composite was created in January 1999, and contains all actual discretionary accounts primarily invested in the equities of U.S. companies with market capitalizations generally in the range of companies included in its benchmark, the Russell Microcap® Index.

The Composite does not reflect accounts that have been removed from the Composite pursuant to the Adviser’s removal policy (the “Excluded Accounts”). Accounts are excluded from a composite so that a composite remains representative of a strategy; the exclusion is intended to prevent a composite from being misleading. It is the Adviser’s position that the Excluded Accounts cannot be managed in a manner substantially consistent with its small-cap growth strategy.

Accounts are included in the Composite at the beginning of the first full calendar month of performance earned after the account is invested such that the holdings and percentage of cash are comparable to the holdings and percentage of cash for other accounts in the Composite and no later than three (3) months from the inception of the account. Accounts are excluded from the Composite as of the beginning of the calendar month in which the account is no longer under management (i.e., where the account begins liquidation) by FullerThaler or fails to meet the composite definition or other inclusion criteria.

Valuation and returns are computed and stated in U.S. Dollars. Returns reflect the reinvestment of dividends and other earnings. Gross returns are presented before management and custodial fees and withholding taxes (except for ADRs), but after all trading expenses. Net returns are netted down from gross returns by the actual management fees that were paid(or for non-fee-paying accounts, the highest model fees of 1.30% based on the current fee schedule), net of any expense waivers, and other fees and expenses depending on the type of account. The standard management fee for this strategy is 1.30% per annum on the first $5 million, 1.15% per annum on the next $10 million, and 1.05% per annum on amounts over $15 million with a minimum annual fee of $65,000.

(2)	Composite dispersion is calculated using the equal-weighted standard deviation of all accounts included in the Composite for the full year based on gross returns; it is not presented for periods less than one year or when there were five or fewer accounts in the Composite for the full year.

(3)	The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. Microcap stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small cap Russell 2000® Index, plus the next smallest eligible securities by market cap. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell Microcap® Index is unmanaged and does not incur management fees, transaction costs or other expenses and is not available for direct investment. Index returns reflect the reinvestment of dividends. Benchmark indices and related statistics are presented gross-of-fee.

(4)	The 3-year standard deviation is a measure of the volatility of an investment’s returns - the greater the 3-year standard deviation, the larger the differences between the investment’s actual returns and average return. It was calculated over the most recent past 36 months of gross returns, if available. No 3-year standard deviation is shown where 36 months of returns are unavailable.

FINANCIAL HIGHLIGHTS

The financial highlights tables below are intended to help you understand the financial performance of each class of shares of the Funds since the date that each class of shares was first offered.

Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a particular class of shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report to shareholders. The annual and semi-annual reports are incorporated by reference in the SAI and are available free of charge upon request from the Funds’ distributor. The following information should be read in conjunction with the financial statements and notes thereto. As the Mid-Cap Equity Fund commenced operations on October 2, 2023, and was not operational during the fiscal year ended September 30, 2023, no financial history is presented for that Fund.

FullerThaler Behavioral Small-Cap Equity Fund – R6 Shares
Financial Highlights

(For a share outstanding during each year)

	For the Years Ended September 30,
	2023	2022	2021	2020		2019
Net asset value, beginning of year	$31.61	$36.83	$24.76	$25.39		$26.76
Income from investment operations:
Net investment income(a)	0.40	0.33	0.49	0.11		0.17
Net realized and unrealized gain (loss) on investments	5.63	(4.09)	11.71	(0.61	)(b)	(1.40)
Total from investment operations	6.03	(3.76)	12.20	(0.50)		(1.23)
Less distributions to shareholders from:
Net investment income	(0.29)	(0.18)	(0.13)	(0.13)		(0.14)
Net realized gains	(0.17)	(1.28)	—	—		—
Total from distributions	(0.46)	(1.46)	(0.13)	(0.13)		(0.14)
Net asset value, end of year	$37.18	$31.61	$36.83	$24.76		$25.39
Total Return(c)	19.16%	(10.81)%	49.38%	(2.02)%		(4.54)%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$1,794,005	$1,335,836	$1,395,653	$610,476		$184,779
Before waiver or recoupment:
Ratio of expenses to average net assets	0.64%	0.65%	0.64%	0.69%		0.72%
After waiver or recoupment:
Ratio of net expenses to average net assets	0.64%	0.65%	0.64%	0.69%		0.72%
Ratio of net investment income to average net assets	1.10%	0.94%	1.42%	0.47%		0.69%
Portfolio turnover(d)(e)	35%	35%	31%	54%		38%

(a)	Per share net investment income has been calculated using the average shares method.
(b)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Equity Fund, assuming reinvestment of distributions.
(d)	Portfolio turnover is calculated on the basis on the Small-Cap Equity Fund as a whole without distinguishing among the classes of shares.
(e)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

FullerThaler Behavioral Small-Cap Equity Fund – Institutional Shares
Financial Highlights

(For a share outstanding during each year)

	For the Years Ended September 30,
	2023	2022	2021	2020		2019
Net asset value, beginning of year	$31.32	$36.51	$24.55	$25.18		$26.55
Income from investment operations:
Net investment income(a)	0.36	0.29	0.44	0.09		0.15
Net realized and unrealized gain (loss) on investments	5.57	(4.05)	11.62	(0.61	)(b)	(1.40)
Total from investment operations	5.93	(3.76)	12.06	(0.52)		(1.25)
Less distributions to shareholders from:
Net investment income	(0.25)	(0.15)	(0.10)	(0.11)		(0.12)
Net realized gains	(0.17)	(1.28)	—	—		—
Total from distributions	(0.42)	(1.43)	(0.10)	(0.11)		(0.12)
Net asset value, end of year	$36.83	$31.32	$36.51	$24.55		$25.18
Total Return(c)	19.03%	(10.90)%	49.24%	(2.11)%		(4.65)%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$4,654,951	$3,439,879	$3,599,929	$2,089,639		$1,620,327
Before waiver or recoupment:
Ratio of expenses to average net assets	0.75%	0.74%	0.75%	0.79%		0.82%
After waiver or recoupment:
Ratio of net expenses to average net assets	0.75%	0.74%	0.75%	0.79%		0.82%
Ratio of net investment income to average net assets	0.98%	0.83%	1.28%	0.36%		0.60%
Portfolio turnover(d)(e)	35%	35%	31%	54%		38%

(a)	Per share net investment income has been calculated using the average shares method.
(b)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Equity Fund, assuming reinvestment of distributions.
(d)	Portfolio turnover is calculated on the basis on the Small-Cap Equity Fund as a whole without distinguishing among the classes of shares.
(e)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

FullerThaler Behavioral Small-Cap Equity Fund – Investor Shares
Financial Highlights

(For a share outstanding during each year)

	For the Years Ended September 30,
	2023	2022	2021	2020		2019
Net asset value, beginning of year	$31.08	$36.25	$24.39	$25.02		$26.36
Income from investment operations:
Net investment income(a)	0.25	0.19	0.34	0.02		0.09
Net realized and unrealized gain (loss) on investments	5.52	(4.02)	11.55	(0.62	)(b)	(1.38)
Total from investment operations	5.77	(3.83)	11.89	(0.60)		(1.29)
Less distributions to shareholders from:
Net investment income	(0.15)	(0.06)	(0.03)	(0.03)		(0.05)
Net realized gains	(0.17)	(1.28)	—	—		—
Total from distributions	(0.32)	(1.34)	(0.03)	(0.03)		(0.05)
Net asset value, end of year	$36.53	$31.08	$36.25	$24.39		$25.02
Total Return(c)	18.65%	(11.15)%	48.79%	(2.40)%		(4.89)%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$347,885	$261,786	$273,271	$139,789		$124,550
Before waiver or recoupment:
Ratio of expenses to average net assets	1.05%	1.03%	1.03%	1.08%		1.10%
After waiver or recoupment:
Ratio of net expenses to average net assets	1.05%	1.03%	1.03%	1.08%		1.10%
Ratio of net investment income to average net assets	0.69%	0.55%	1.01%	0.07%		0.38%
Portfolio turnover(d)(e)	35%	35%	31%	54%		38%

(a)	Per share net investment income has been calculated using the average shares method.
(b)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Equity Fund, assuming reinvestment of distributions.
(d)	Portfolio turnover is calculated on the basis on the Small-Cap Equity Fund as a whole without distinguishing among the classes of shares.
(e)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

FullerThaler Behavioral Small-Cap Equity Fund – A Shares

Financial Highlights

(For a share outstanding during each period)

						For the
						Period Ended
	For the Years Ended September 30,					September 30,
	2023	2022	2021	2020		2019(a)
Net asset value, beginning of period	$31.00	$36.18	$24.38	$25.04		$20.99
Income from investment operations:
Net investment income(b)	0.25	0.21	0.40	0.01		0.07
Net realized and unrealized gain (loss) on investments	5.52	(4.04)	11.48	(0.58	)(c)	3.98
Total from investment operations	5.77	(3.83)	11.88	(0.57)		4.05
Less distributions to shareholders from:
Net investment income	(0.15)	(0.07)	(0.08)	(0.09)		—
Net realized gains	(0.17)	(1.28)	—	—		—
Total from distributions	(0.32)	(1.35)	(0.08)	(0.09)		—
Net asset value, end of period	$36.45	$31.00	$36.18	$24.38		$25.04
Total Return (excludes sales charge)(d)	18.69%	(11.15)%	48.80%	(2.31)%		19.29	%(e)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$11,313	$9,345	$7,408	$941		$575
Before waiver or recoupment:
Ratio of expenses to average net assets	1.04%	1.02%	1.02%	1.13%		1.01	%(f)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.04%	1.02%	1.02%	1.13%		1.01	%(f)
Ratio of net investment income to average net assets	0.69%	0.60%	1.15%	0.05%		0.37	%(f)
Portfolio turnover(g)(h)	35%	35%	31%	54%		38	%(e)

(a)	For the period December 19, 2018 (commencement of operations) to September 30, 2019.
(b)	Per share net investment income has been calculated using the average shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Equity Fund, assuming reinvestment of distributions.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover is calculated on the basis on the Small-Cap Equity Fund as a whole without distinguishing among the classes of shares.
(h)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

FullerThaler Behavioral Small-Cap Equity Fund – C Shares

Financial Highlights

(For a share outstanding during each period)

						For the
						Period Ended
	For the Years Ended September 30,					September 30,
	2023	2022	2021	2020		2019(a)
Net asset value, beginning of period	$30.49	$35.75	$24.16	$24.92		$20.99
Income from investment operations:
Net investment income (loss)(b)	0.03	(0.02)	0.17	(0.12)		(0.09)
Net realized and unrealized gain (loss) on investments	5.44	(3.96)	11.42	(0.61	)(c)	4.02
Total from investment operations	5.47	(3.98)	11.59	(0.73)		3.93
Less distributions to shareholders from:
Net investment income	—	—	—	(0.03)		—
Net realized gains	(0.17)	(1.28)	—	—		—
Total from distributions	(0.17)	(1.28)	—	(0.03)		—
Net asset value, end of period	$35.79	$30.49	$35.75	$24.16		$24.92
Total Return (excludes sales charge)(d)	17.97%	(11.70)%	47.97%	(2.95)%		18.72	%(e)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$12,779	$10,923	$10,096	$2,987		$472
Before waiver or recoupment:
Ratio of expenses to average net assets	1.64%	1.65%	1.64%	1.69%		1.72	%(f)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.64%	1.65%	1.64%	1.69%		1.72	%(f)
Ratio of net investment income (loss) to average net assets	0.10%	(0.05)%	0.50%	(0.52)%		0.46	%(f)
Portfolio turnover (g)(h)	35%	35%	31%	54%		38	%(e)

(a)	For the period December 19, 2018 (commencement of operations) to September 30, 2019.
(b)	Per share net investment income has been calculated using the average shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Equity Fund, assuming reinvestment of distributions.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover is calculated on the basis on the Small-Cap Equity Fund as a whole without distinguishing among the classes of shares.
(h)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

FullerThaler Behavioral Small-Cap Growth Fund – R6 Shares

Financial Highlights

(For a share outstanding during each year)

	For the Years Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$26.90	$43.92	$28.12	$21.73	$26.95
Income from investment operations:
Net investment loss(a)	(0.17)	(0.15)	(0.27)	(0.14)	(0.10)
Net realized and unrealized gain (loss) on investments	6.21	(10.34)	16.07	6.53	(5.12)
Total from investment operations	6.04	(10.49)	15.80	6.39	(5.22)
Less distributions to shareholders from:
Net realized gains	—	(6.53)	—	—	—
Total from distributions	—	(6.53)	—	—	—
Net asset value, end of year	$32.94	$26.90	$43.92	$28.12	$21.73
Total Return(b)	22.45%	(28.48)%	56.19%	29.41%	(19.37)%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$55,874	$16,759	$5,940	$13,083	$2,191
Before waiver or recoupment:
Ratio of expenses to average net assets	0.98%	1.09%	1.06%	1.63%	2.19%
After waiver or recoupment:
Ratio of net expenses to average net assets	0.87%	0.90%	0.90%	0.90%	0.92	%(c)
Ratio of net investment loss to average net assets	(0.51)%	(0.46)%	(0.73)%	(0.57)%	(0.45)%
Portfolio turnover(d)(e)	101%	102%	114%	128%	127%

(a)	Per share net investment income has been calculated using the average shares method.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Growth Fund, assuming reinvestment of distributions.
(c)	Includes interest expense of 0.02% for the fiscal year ended September 30, 2019.
(d)	Portfolio turnover is calculated on the basis on the Small-Cap Growth Fund as a whole without distinguishing among the classes of shares.
(e)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

FullerThaler Behavioral Small-Cap Growth Fund – Institutional Shares

Financial Highlights

(For a share outstanding during each year)

	For the Years Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$26.77	$43.79	$28.06	$21.69	$26.93
Income from investment operations:
Net investment loss(a)	(0.18)	(0.24)	(0.31)	(0.16)	(0.11)
Net realized and unrealized gain (loss) on investments	6.17	(10.25)	16.04	6.53	(5.13)
Total from investment operations	5.99	(10.49)	15.73	6.37	(5.24)
Less distributions to shareholders from:
Net realized gains	—	(6.53)	—	—	—
Total from distributions	—	(6.53)	—	—	—
Net asset value, end of year	$32.76	$26.77	$43.79	$28.06	$21.69
Total Return(b)	22.38%	(28.57)%	56.06%	29.37%	(19.46)%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$253,671	$95,249	$104,236	$44,808	$13,359
Before waiver or recoupment:
Ratio of expenses to average net assets	1.12%	1.18%	1.12%	1.71%	2.25%
After waiver or recoupment:
Ratio of net expenses to average net assets	0.97%	0.99%	0.99%	0.99%	1.00	%(c)
Ratio of net investment loss to average net assets	(0.56)%	(0.72)%	(0.79)%	(0.65)%	(0.48)%
Portfolio turnover(d)(e)	101%	102%	114%	128%	127%

(a)	Per share net investment income has been calculated using the average shares method.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Growth Fund, assuming reinvestment of distributions.
(c)	Includes interest expense of 0.01% for the fiscal year ended September 30, 2019.
(d)	Portfolio turnover is calculated on the basis on the Small-Cap Growth Fund as a whole without distinguishing among the classes of shares.
(e)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

FullerThaler Behavioral Small-Cap Growth Fund – Investor Shares

Financial Highlights

(For a share outstanding during each year)

	For the Years Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$26.40	$43.36	$27.86	$21.60	$26.88
Income from investment operations:
Net investment loss(a)	(0.26)	(0.33)	(0.41)	(0.22)	(0.19)
Net realized and unrealized gain (loss) on investments	6.07	(10.10)	15.91	6.48	(5.09)
Total from investment operations	5.81	(10.43)	15.50	6.26	(5.28)
Less distributions to shareholders from:
Net realized gains	—	(6.53)	—	—	—
Total from distributions	—	(6.53)	—	—	—
Net asset value, end of year	$32.21	$26.40	$43.36	$27.86	$21.60
Total Return(b)	22.01%	(28.74)%	55.64%	28.98%	(19.64)%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$13,075	$3,095	$3,245	$781	$153
Before waiver or recoupment:
Ratio of expenses to average net assets	1.42%	1.48%	1.44%	1.98%	2.57%
After waiver or recoupment:
Ratio of net expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.27	%(c)
Ratio of net investment loss to average net assets	(0.84)%	(0.99)%	(1.04)%	(0.87)%	(0.85)%
Portfolio turnover(d)(e)	101%	102%	114%	128%	127%

(a)	Per share net investment income has been calculated using the average shares method.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Growth Fund, assuming reinvestment of distributions.
(c)	Includes interest expense of 0.02% for the fiscal year ended September 30, 2019.
(d)	Portfolio turnover is calculated on the basis on the Small-Cap Growth Fund as a whole without distinguishing among the classes of shares.
(e)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

FullerThaler Behavioral Small-Cap Growth Fund – A Shares

Financial Highlights

(For a share outstanding during each period)

					For the
					Period Ended
	For the Years Ended September 30,				September 30,
	2023	2022	2021	2020	2019(a)
Net asset value, beginning of period	$26.34	$43.30	$27.83	$21.59	$19.59
Income from investment operations:
Net investment loss(b)	(0.28)	(0.34)	(0.43)	(0.24)	(0.13)
Net realized and unrealized gain (loss) on investments	6.06	(10.09)	15.90	6.48	2.13
Total from investment operations	5.78	(10.43)	15.47	6.24	2.00
Less distributions to shareholders from:
Net realized gains	—	(6.53)	—	—	—
Total from distributions	—	(6.53)	—	—	—
Net asset value, end of period	$32.12	$26.34	$43.30	$27.83	$21.59
Total Return (excludes sales charge)(c)	21.94%	(28.78)%	55.59%	28.90%	10.21	%(d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$1,448	$340	$365	$60	$4
Before waiver or recoupment:
Ratio of expenses to average net assets	1.39%	1.41%	1.35%	1.91%	2.15	%(e)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.30%	1.30%	1.30%	1.30%	1.30	%(e)
Ratio of net investment loss to average net assets	(0.88)%	(1.04)%	(1.08)%	(0.95)%	(0.75	)%(e)
Portfolio turnover(f)(g)	101%	102%	114%	128%	127	%(d)

(a)	For the period December 19, 2018 (commencement of operations) to September 30, 2019.
(b)	Per share net investment income has been calculated using the average shares method.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Growth Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover is calculated on the basis on the Small-Cap Growth Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

FullerThaler Behavioral Small-Cap Growth Fund – C Shares

Financial Highlights

(For a share outstanding during each period)

					For the
					Period Ended
	For the Years Ended September 30,				September 30,
	2023	2022	2021	2020	2019(a)
Net asset value, beginning of period	$25.80	$42.72	$27.60	$21.51	$19.59
Income from investment operations:
Net investment loss(b)	(0.42)	(0.49)	(0.64)	(0.36)	(0.22)
Net realized and unrealized gain (loss) on investments	5.92	(9.90)	15.76	6.45	2.14
Total from investment operations	5.50	(10.39)	15.12	6.09	1.92
Less distributions to shareholders from:
Net realized gains	—	(6.53)	—	—	—
Total from distributions	—	(6.53)	—	—	—
Net asset value, end of period	$31.30	$25.80	$42.72	$27.60	$21.51
Total Return (excludes sales charge)(c)	21.32%	(29.12)%	54.78%	28.31%	9.80	%(d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$3,074	$709	$726	$28	$2
Before waiver or recoupment:
Ratio of expenses to average net assets	2.00%	2.09%	2.03%	2.62%	2.87	%(e)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.80%	1.80%	1.80%	1.80%	1.80	%(e)
Ratio of net investment loss to average net assets	(1.38)%	(1.52)%	(1.59)%	(1.45)%	(1.27	)%(e)
Portfolio turnover(f)(g)	101%	102%	114%	128%	127	%(d)

(a)	For the period December 19, 2018 (commencement of operations) to September 30, 2019.
(b)	Per share net investment income has been calculated using the average shares method.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Growth Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover is calculated on the basis on the Small-Cap Growth Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

FullerThaler Behavioral Mid-Cap Value Fund – R6 Shares

Financial Highlights

(For a share outstanding during each year)

	For the Years Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$26.53	$28.97	$19.00	$21.49	$20.56
Income from investment operations:
Net investment income(a)	0.41	0.28	0.24	0.27	0.20
Net realized and unrealized gain (loss) on investments	1.45	(2.21)	9.85	(2.47)	0.85
Total from investment operations	1.86	(1.93)	10.09	(2.20)	1.05
Less distributions to shareholders from:
Net investment income	(0.23)	(0.18)	(0.12)	(0.15)	(0.11)
Net realized gains	(0.45)	(0.33)	—	(0.14)	(0.01)
Total from distributions	(0.68)	(0.51)	(0.12)	(0.29)	(0.12)
Net asset value, end of year	$27.71	$26.53	$28.97	$19.00	$21.49
Total Return(b)	6.94%	(6.90)%	53.28%	(10.42)%	5.23%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$216,829	$177,423	$158,664	$24,324	$2,403
Before waiver or recoupment:
Ratio of expenses to average net assets	0.83%	0.83%	0.90%	1.39%	1.72%
After waiver or recoupment:
Ratio of net expenses to average net assets	0.77%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets	1.43%	0.92%	0.88%	1.36%	0.98%
Portfolio turnover(c)(d)	15%	12%	14%	30%	12%

(a)	Per share net investment income has been calculated using the average shares method.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Mid-Cap Value Fund, assuming reinvestment of distributions.
(c)	Portfolio turnover is calculated on the basis on the Mid-Cap Value Fund as a whole without distinguishing among the classes of shares.
(d)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

FullerThaler Behavioral Mid-Cap Value Fund – Institutional Shares

Financial Highlights

(For a share outstanding during each year)

	For the Years Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$26.49	$28.94	$18.98	$21.47	$20.56
Income from investment operations:
Net investment income(a)	0.39	0.28	0.20	0.21	0.18
Net realized and unrealized gain (loss) on investments	1.44	(2.24)	9.86	(2.43)	0.85
Total from investment operations	1.83	(1.96)	10.06	(2.22)	1.03
Less distributions to shareholders from:
Net investment income	(0.21)	(0.16)	(0.10)	(0.13)	(0.11)
Net realized gains	(0.45)	(0.33)	—	(0.14)	(0.01)
Total from distributions	(0.66)	(0.49)	(0.10)	(0.27)	(0.12)
Net asset value, end of year	$27.66	$26.49	$28.94	$18.98	$21.47
Total Return(b)	6.84%	(7.00)%	53.13%	(10.51)%	5.09%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$184,154	$135,239	$25,889	$9,826	$12,511
Before waiver or recoupment:
Ratio of expenses to average net assets	0.97%	0.95%	1.02%	1.49%	1.81%
After waiver or recoupment:
Ratio of net expenses to average net assets	0.86%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	1.36%	0.94%	0.76%	1.05%	0.90%
Portfolio turnover(c)(d)	15%	12%	14%	30%	12%

(a)	Per share net investment income has been calculated using the average shares method.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Mid-Cap Value Fund, assuming reinvestment of distributions.
(c)	Portfolio turnover is calculated on the basis on the Mid-Cap Value Fund as a whole without distinguishing among the classes of shares.
(d)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

FullerThaler Behavioral Mid-Cap Value Fund – Investor Shares

Financial Highlights

(For a share outstanding during each year)

	For the Years Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$26.36	$28.82	$18.90	$21.39	$20.50
Income from investment operations:
Net investment income(a)	0.31	0.19	0.13	0.15	0.14
Net realized and unrealized gain (loss) on investments	1.43	(2.22)	9.82	(2.41)	0.84
Total from investment operations	1.74	(2.03)	9.95	(2.26)	0.98
Less distributions to shareholders from:
Net investment income	(0.15)	(0.10)	(0.03)	(0.09)	(0.08)
Net realized gains	(0.45)	(0.33)	—	(0.14)	(0.01)
Total from distributions	(0.60)	(0.43)	(0.03)	(0.23)	(0.09)
Net asset value, end of year	$27.50	$26.36	$28.82	$18.90	$21.39
Total Return(b)	6.53%	(7.23)%	52.70%	(10.72)%	4.84%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$8,110	$5,809	$2,509	$1,043	$1,676
Before waiver or recoupment:
Ratio of expenses to average net assets	1.25%	1.23%	1.31%	1.76%	2.10%
After waiver or recoupment:
Ratio of net expenses to average net assets	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets	1.08%	0.63%	0.50%	0.78%	0.70%
Portfolio turnover(c)(d)	15%	12%	14%	30%	12%

(a)	Per share net investment income has been calculated using the average shares method.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Mid-Cap Value Fund, assuming reinvestment of distributions.
(c)	Portfolio turnover is calculated on the basis on the Mid-Cap Value Fund as a whole without distinguishing among the classes of shares.
(d)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

FullerThaler Behavioral Mid-Cap Value Fund – A Shares

Financial Highlights

(For a share outstanding during each period)

	For the	For the
	Year Ended	Period Ended
	September 30,	September 30,
	2023	2022(a)
Net asset value, beginning of period	$26.48	$29.98
Income from investment operations:
Net investment income(b)	0.32	0.14
Net realized and unrealized gain (loss) on investments	1.42	(3.64)
Total from investment operations	1.74	(3.50)
Less distributions to shareholders from:
Net investment income	(0.21)	—
Net realized gains	(0.45)	—
Total from distributions	(0.66)	—
Net asset value, end of period	$27.56	$26.48
Total Return (excludes sales charge)(c)	6.49%	(11.67	)%(d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$1,717	$76
Before waiver or recoupment:
Ratio of expenses to average net assets	1.20%	1.14	%(e)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.20%	1.14	%(e)
Ratio of net investment income to average net assets	1.11%	0.83	%(e)
Portfolio turnover(f)(g)	15%	12	%(d)

(a)	For the period March 10, 2022 (commencement of operations) to September 30, 2022.
(b)	Per share net investment income has been calculated using the average shares method.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Mid-Cap Value Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover is calculated on the basis on the Mid-Cap Value Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

FullerThaler Behavioral Mid-Cap Value Fund – C Shares

Financial Highlights

(For a share outstanding during each period)

	For the	For the
	Year Ended	Period Ended
	September 30,	September 30,
	2023	2022(a)
Net asset value, beginning of period	$26.40	$29.98
Income from investment operations:
Net investment income(b)	0.17	0.02
Net realized and unrealized gain (loss) on investments	1.42	(3.60)
Total from investment operations	1.59	(3.58)
Less distributions to shareholders from:
Net investment income	(0.16)	—
Net realized gains	(0.45)	—
Total from distributions	(0.61)	—
Net asset value, end of period	$27.38	$26.40
Total Return (excludes sales charge)(c)	5.94%	(11.94	)%(d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$321	$48
Before waiver or recoupment:
Ratio of expenses to average net assets	1.83%	1.84	%(e)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.70%	1.70	%(e)
Ratio of net investment income to average net assets	0.60%	0.14	%(e)
Portfolio turnover(f)(g)	15%	12	%(d)

(a)	For the period March 10, 2022 (commencement of operations) to September 30, 2022.
(b)	Per share net investment income has been calculated using the average shares method.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Mid-Cap Value Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover is calculated on the basis on the Mid-Cap Value Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

FullerThaler Behavioral Unconstrained Equity Fund – R6 Shares

Financial Highlights

(For a share outstanding during each period)

					For the
					Period Ended
	For the Years Ended September 30,				September 30,
	2023	2022	2021	2020	2019(a)
Net asset value, beginning of period	$29.55	$38.06	$27.47	$25.83	$20.00
Income from investment operations:
Net investment income (loss)(b)	0.11	0.01	(0.03)	0.04	0.07
Net realized and unrealized gain (loss) on investments	6.19	(8.52)	10.73	1.82	5.76
Total from investment operations	6.30	(8.51)	10.70	1.86	5.83
Less distributions to shareholders from:
Net investment income	—	—	(0.03)	(0.10)	—
Net realized gains	—	—	(0.08)	(0.12)	—
Total from distributions	—	—	(0.11)	(0.22)	—
Net asset value, end of period	$35.85	$29.55	$38.06	$27.47	$25.83
Total Return(c)	21.32%	(22.36)%	39.01%	7.22%	29.15	%(d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$33,502	$31,913	$68,584	$43,131	$1,368
Before waiver or recoupment:
Ratio of expenses to average net assets	1.23%	1.19%	1.02%	1.67%	4.33	%(e)
After waiver or recoupment:
Ratio of net expenses to average net assets	0.88%	0.90%	0.90%	0.90%	0.90	%(e)
Ratio of net investment income (loss) to average net assets	0.32%	0.02%	(0.07)%	0.15%	0.41	%(e)
Portfolio turnover(f)(g)	19%	25%	38%	32%	10	%(d)

(a)	For the period December 26, 2018 (commencement of operations) to September 30, 2019.
(b)	Per share net investment income has been calculated using the average shares method.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Unconstrained Equity Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover is calculated on the basis on the Unconstrained Equity Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

FullerThaler Behavioral Unconstrained Equity Fund – Institutional Shares

Financial Highlights

(For a share outstanding during each period)

					For the
					Period Ended
	For the Years Ended September 30,				September 30,
	2023	2022	2021	2020	2019(a)
Net asset value, beginning of period	$29.47	$38.00	$27.43	$25.81	$20.00
Income from investment operations:
Net investment income (loss)(b)	0.08	(0.02)	(0.06)	0.01	0.08
Net realized and unrealized gain (loss) on investments	6.18	(8.51)	10.72	1.81	5.73
Total from investment operations	6.26	(8.53)	10.66	1.82	5.81
Less distributions to shareholders from:
Net investment income	—	—	(0.01)	(0.08)	—
Net realized gains	—	—	(0.08)	(0.12)	—
Total from distributions	—	—	(0.09)	(0.20)	—
Net asset value, end of period	$35.73	$29.47	$38.00	$27.43	$25.81
Total Return(c)	21.24%	(22.45)%	38.90%	7.09%	29.05	%(d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$13,592	$10,313	$10,238	$8,004	$3,265
Before waiver or recoupment:
Ratio of expenses to average net assets	1.42%	1.31%	1.12%	1.77%	4.39	%(e)
After waiver or recoupment:
Ratio of net expenses to average net assets	0.98%	0.99%	0.99%	0.99%	0.99	%(e)
Ratio of net investment income (loss) to average net assets	0.23%	(0.04)%	(0.17)%	0.03%	0.42	%(e)
Portfolio turnover (f)(g)	19%	25%	38%	32%	10	%(d)

(a)	For the period December 26, 2018 (commencement of operations) to September 30, 2019.
(b)	Per share net investment income has been calculated using the average shares method.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Unconstrained Equity Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover is calculated on the basis on the Unconstrained Equity Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

FullerThaler Behavioral Unconstrained Equity Fund – A Shares

Financial Highlights

(For a share outstanding during each period)

	For the		For the
	Years Ended		Period Ended
	September 30,		September 30,
	2023	2022	2021(a)
Net asset value, beginning of period	$29.36	$37.99	$37.77
Income from investment operations:
Net investment loss(b)	(0.03)	(0.14)	(0.08)
Net realized and unrealized gain (loss) on investments	6.18	(8.49)	0.30
Total from investment operations	6.15	(8.63)	0.22
Net asset value, end of period	$35.51	$29.36	$37.99
Total Return (excludes sales charge)(c)	20.95%	(22.72)%	0.58	%(d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$57	$37	$47
Before waiver or recoupment:
Ratio of expenses to average net assets	1.73%	1.56%	1.31	%(e)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.30%	1.30%	1.30	%(e)
Ratio of net investment loss to average net assets	(0.09)%	(0.38)%	(0.61	)%(e)
Portfolio turnover(f)(g)	19%	25%	38	%(d)

(a)	For the period May 27, 2021 (commencement of operations) to September 30, 2021.
(b)	Per share net investment income has been calculated using the average shares method.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Unconstrained Equity Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover is calculated on the basis on the Unconstrained Equity Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

FullerThaler Behavioral Unconstrained Equity Fund – C Shares

Financial Highlights

(For a share outstanding during each period)

	For the		For the
	Years Ended		Period Ended
	September 30,		September 30,
	2023	2022	2021(a)
Net asset value, beginning of period	$29.12	$37.93	$37.77
Income from investment operations:
Net investment loss(b)	(0.20)	(0.28)	(0.14)
Net realized and unrealized gain (loss) on investments	6.18	(8.53)	0.30
Total from investment operations	5.98	(8.81)	0.16
Net asset value, end of period	$35.10	$29.12	$37.93
Total Return (excludes sales charge)(c)	20.54%	(23.23)%	0.42	%(d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$29	$24	$25
Before waiver or recoupment:
Ratio of expenses to average net assets	2.32%	2.21%	2.05	%(e)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.80%	1.80%	1.80	%(e)
Ratio of net investment loss to average net assets	(0.58)%	(0.80)%	(1.06	)%(e)
Portfolio turnover(f)(g)	19%	25%	38	%(d)

(a)	For the period May 27, 2021 (commencement of operations) to September 30, 2021.
(b)	Per share net investment income has been calculated using the average shares method.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Unconstrained Equity Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover is calculated on the basis on the Unconstrained Equity Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

FullerThaler Behavioral Small-Mid Core Equity Fund – Institutional Shares

Financial Highlights

(For a share outstanding during each period)

					For the
					Period Ended
	For the Years Ended September 30,				September 30,
	2023	2022	2021	2020	2019(a)
Net asset value, beginning of period	$26.54	$35.99	$23.59	$23.96	$20.00
Income from investment operations:
Net investment income(b)	0.34	0.32	0.10	0.13	0.13
Net realized and unrealized gain (loss) on investments	4.58	(7.80)	12.41	0.04 (c)	3.83
Total from investment operations	4.92	(7.48)	12.51	0.17	3.96
Less distributions to shareholders from:
Net investment income	(0.28)	(0.13)	(0.11)	(0.15)	—
Net realized gains	—	(1.84)	—	(0.39)	—
Total from distributions	(0.28)	(1.97)	(0.11)	(0.54)	—
Net asset value, end of period	$31.18	$26.54	$35.99	$23.59	$23.96
Total Return(d)	18.61%	(22.13)%	53.10%	0.63%	19.80	%(e)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$41,564	$6,757	$5,149	$3,102	$2,494
Before waiver or recoupment:
Ratio of expenses to average net assets	1.35%	2.56%	2.69%	4.09%	6.27	%(f)
After waiver or recoupment:
Ratio of net expenses to average net assets	0.93%	0.95%	0.95%	0.95%	0.95	%(f)
Ratio of net investment income to average net assets	1.09%	0.99%	0.30%	0.59%	0.73	%(f)
Portfolio turnover(g)(h)	41%	37%	35%	35%	25	%(e)

(a)	For the period December 26, 2018 (commencement of operations) to September 30, 2019.
(b)	Per share net investment income has been calculated using the average shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Mid Core Equity Fund, assuming reinvestment of distributions.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover is calculated on the basis on the Small-Mid Core Equity Fund as a whole without distinguishing among the classes of shares.
(h)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

FullerThaler Behavioral Small-Mid Core Equity Fund – A Shares

Financial Highlights

(For a share outstanding during each period)

	For the	For the
	Year Ended	Period Ended
	September 30,	September 30,
	2023	2022(a)
Net asset value, beginning of period	$26.49	$32.58
Income from investment operations:
Net investment income(b)	0.26	0.17
Net realized and unrealized gain (loss) on investments	4.55	(6.26)
Total from investment operations	4.81	(6.09)
Less distributions to shareholders from:
Net investment income	(0.25)	—
Total from distributions	(0.25)	—
Net asset value, end of period	$31.05	$26.49
Total Return (excludes sales charge)(c)	18.20%	(18.69	)%(d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$567	$3
Before waiver or recoupment:
Ratio of expenses to average net assets	1.62%	2.72	%(e)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.26%	1.26	%(e)
Ratio of net investment income to average net assets	0.82%	1.00	%(e)
Portfolio turnover(f)(g)	41%	37	%(d)

(a)	For the period March 10, 2022 (commencement of operations) to September 30, 2022.
(b)	Per share net investment income has been calculated using the average shares method.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Mid Core Equity Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover is calculated on the basis on the Small-Mid Core Equity Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

FullerThaler Behavioral Micro-Cap Equity Fund – Institutional Shares

Financial Highlights

(For a share outstanding during each period)

					For the
					Period Ended
	For the Years Ended September 30,				September 30,
	2023	2022	2021	2020	2019(a)
Net asset value, beginning of period	$21.67	$34.45	$17.79	$21.70	$20.00
Income from investment operations:
Net investment income (loss)(b)	0.11	(0.17)	(0.02)	0.16	(0.20)
Net realized and unrealized gain (loss) on investments	2.14	(9.86)	16.78	(2.95)	1.90
Total from investment operations	2.25	(10.03)	16.76	(2.79)	1.70
Less distributions to shareholders from:
Net investment income	—	—	(0.10)	—	—
Net realized gains	—	(2.75)	—	(1.12)	—
Total from distributions	—	(2.75)	(0.10)	(1.12)	—
Net asset value, end of period	$23.92	$21.67	$34.45	$17.79	$21.70
Total Return(c)	10.38%	(31.87)%	94.37%	(13.88)%	8.50	%(d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$18,044	$13,674	$13,695	$5,770	$2,819
Before waiver or recoupment:
Ratio of expenses to average net assets	2.13%	2.19%	2.30%	4.33%	5.28	%(e)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.41%	1.45%	1.52%	1.75%	1.75	%(e)
Ratio of net investment income (loss) to average net assets	0.45%	(0.58)%	(0.05)%	0.90%	(1.16	)%(e)
Portfolio turnover(f)	78%	74%	78%	82%	42	%(d)

(a)	For the period December 28, 2018 (commencement of operations) to September 30, 2019.
(b)	Per share net investment income has been calculated using the average shares method.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Micro-Cap Equity Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

Appendix A

Financial Intermediary Sales Charge Variations

As noted under “Classes of Shares,” a financial intermediary may offer FullerThaler Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), provided such variations are described in this prospectus. Set forth below are the variations in sales charges applicable to shares purchased through the noted financial intermediary. All variations described below are applied by, and the responsibility of, the identified financial intermediary. Variations may apply to purchases, sales, exchanges and reinvestments of Fund shares and a shareholder transacting in Fund shares through the intermediary identified below should read the terms and conditions of the variations carefully. A variation that is specific to a particular financial intermediary is not applicable to shares held directly with the Fund or through another intermediary.

Fund Purchases through Merrill Lynch

Shareholders purchasing FullerThaler Fund shares through a Merrill Lynch platform (“Merrill”) or account are eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or in the SAI.

Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the "Merrill SLWD Supplement") and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Sales Load Waivers available at Merrill

The front-end sales charges applicable to purchases of Class A shares will be waived for:

●	Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

●	Shares purchased through a Merrill investment advisory program

●	Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

●	Shares purchased through the Merrill Edge Self-Directed Platform

●	Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

●	Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SL WD Supplement Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the emplovee’s Merrill Household (as defined in the Merrill SL WD Supplement)

●	Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)

●	Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date; and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

CDSC Waivers on Class A Shares and Class C Shares available at Merrill (if applicable)

The CDSC payable on redemptions of Class A Shares and Class C Shares (if applicable) will be waived in connection with:

●	Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3)

●	Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement

●	Shares sold to return excess contributions from an IRA Account

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

●	Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

●	Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SL WD Supplement

●	Rights of Accumulation (ROA), as described in the Merrill SL WD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

●	Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SL WD Supplement

Fund Purchases through Morgan Stanley Wealth Management

Effective December 19, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Prospectus or SAI. Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

●	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

●	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

●	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

●	Shares purchased through a Morgan Stanley self-directed brokerage account

●	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Fund Purchases through Raymond James & Associates, Inc., Raymond James Financial Services, Inc. & each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing FullerThaler Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or in the SAI.

Front-end sales load waivers on Class A shares available at Raymond James

●	Shares purchased in an investment advisory program.

●	Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

●	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

●	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

●	Death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

●	Return of excess contributions from an IRA Account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.

●	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

●	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

●	Breakpoints as described in this prospectus.

●	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

●	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Effective January 28, 2022, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

-	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

-	Shares purchased by or through a 529 Plan

-	Shares purchased through a OPCO affiliated investment advisory program

-	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

-	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

-	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

-	Employees and registered representatives of OPCO or its affiliates and their family members

-	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B and C Shares available at OPCO

-	Death or disability of the shareholder

-	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

-	Return of excess contributions from an IRA Account

-	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

-	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

-	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

-	Breakpoints as described in this prospectus.

-	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

●	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

●	Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

●	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

●	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

FOR MORE INFORMATION

You can find additional information about the Funds in the following documents:

Annual and Semi-Annual Reports: While the Prospectus describes each Fund’s potential investments, the Annual and Semi-Annual Reports detail each Fund’s actual investments as of the report dates. The reports include a discussion by management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

SAI: The SAI supplements the Prospectus and contains additional information about the Funds and their respective investment restrictions, risks, policies, and operations, including the Funds’ policies and procedures relating to the disclosure of portfolio holdings. A current SAI for the Funds is on file with the SEC and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus.

How to Obtain Copies of Other Fund Documents

You can obtain free copies of the current SAI and the Funds’ Annual and Semi-Annual Reports, and request other information about the Funds or make shareholder inquiries, in any of the following ways:

On the Internet:	Download these documents from the Funds’ Internet site at: www.fullerthalerfunds.com

By Telephone:	Call Shareholder Services at 1-888-912-4562

By Mail:

Send a written request to:

FullerThaler Behavioral Small-Cap Equity Fund or

FullerThaler Behavioral Small-Cap Growth Fund or

FullerThaler Behavioral Mid-Cap Value Fund or

FullerThaler Behavioral Unconstrained Equity Fund or

FullerThaler Behavioral Small–Mid Core Equity Fund or

FullerThaler Behavioral Micro-Cap Equity Fund or

FullerThaler Behavioral Mid-Cap Equity Fund

c/o Ultimus Fund Solutions, LLC

PO Box 46707

Cincinnati, Ohio 45246-0707

You may obtain reports and other information about each Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act No. 811-22895

FullerThaler Behavioral Small-Cap Equity Fund A Shares – FTHAX C Shares – FTYCX Investor Shares – FTHNX Institutional Shares – FTHSX R6 Shares – FTHFX	FullerThaler Behavioral Unconstrained Equity Fund A Shares – FTZAX C Shares – FTZCX Investor Shares – [**] Institutional Shares – FTZIX R6 Shares – FTZFX

FullerThaler Behavioral Small-Cap Growth Fund A Shares – FTXAX C Shares – FTXCX Investor Shares – FTXNX Institutional Shares – FTXSX R6 Shares – FTXFX	FullerThaler Behavioral Small-Mid Core Equity Fund A Shares – FTSAX C Shares – [**] Investor Shares – [**] Institutional Shares – FTSIX R6 Shares – [**]

FullerThaler Behavioral Mid-Cap Value Fund A Shares – FTVAX C Shares – FTVCX Investor Shares – FTVNX Institutional Shares – FTVSX R6 Shares – FTVZX	FullerThaler Behavioral Micro-Cap Equity Fund A Shares – [**] C Shares – [**] Investor Shares – [**] Institutional Shares – FTMSX R6 Shares – [**]

FullerThaler Behavioral Mid-Cap Equity Fund

A Shares – [**]

C Shares – [**]

Institutional Shares – FTHMX

R6 Shares – [**]

Each a series of Capitol Series Trust

STATEMENT OF ADDITIONAL INFORMATION

January 29, 2024

This Statement of Additional Information (“SAI”) provides general information about the FullerThaler Behavioral Small-Cap Equity Fund (the “Small-Cap Equity Fund”), the FullerThaler Behavioral Small-Cap Growth Fund (the “Small-Cap Growth Fund”) the Fuller Thaler Behavioral Mid-Cap Value Fund (the “Mid-Cap Value Fund”), the FullerThaler Behavioral Unconstrained Equity Fund (the “Unconstrained Equity Fund”), the FullerThaler Behavioral Small–Mid Core Equity Fund (the “Small–Mid Core Equity Fund), the FullerThaler Behavioral Micro-Cap Equity Fund (the “Micro-Cap Equity Fund”), and the FullerThaler Behavioral Mid-Cap Equity Fund (the “Mid-Cap Equity Fund”) (collectively referred to hereinafter as the “FullerThaler Funds” or the “Funds”), each a series of the Capitol Series Trust (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the Funds’ current prospectus dated January 29, 2024 (the “Prospectus”), as supplemented and amended from time to time, which is incorporated herein by reference. Financial statements for the Funds for the fiscal year ended September 30, 2023 are included in the Annual Report to shareholders and are incorporated into this SAI by reference. To obtain a copy of the Annual Report or the Funds’ Prospectus, free of charge, please write the transfer agent at Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, P.O. Box 46707, Cincinnati, Ohio 45246, call Shareholder Services at 888-912-4562, or visit the Fund’s website at www.fullerthalerfunds.com.

** Shares listed above denoted with [**] will be offered for sale at a later date.

i

DESCRIPTION OF THE TRUST AND FUNDS

A.	General Information

The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 (the “Trust Agreement”). The Small-Cap Equity Fund was organized as a diversified series of the Trust on March 18, 2015. The Small-Cap Growth Fund and the Mid-Cap Value Fund were organized as diversified series of the Trust on December 14, 2017. The Unconstrained Equity Fund was organized as a non-diversified series of the Trust on December 19, 2018. The Small–Mid Core Equity Fund and the Micro-Cap Equity Fund were each organized as a diversified series of the Trust on December 19, 2018. The Mid-Cap Equity Fund was organized as a diversified series of the Trust on March 6 - 7, 2023, and commenced operations on October 2, 2023. The Unconstrained Equity Fund and the Micro-Cap Equity Fund each reserve the right, to concentrate investments in a particular industry or group of industries by investing, consistent with the Fund’s investment policies and objectives, up to 35% of its assets in the equity securities of issuers in such industry or group of industries, if, at the time of investment, that industry or group of industries represents 10% or more of each Fund’s benchmark index, respectively the Russell 3000® Index and Russell Microcap® Index. Neither the Unconstrained Equity Fund nor the Micro-Cap Equity Fund has a pre-conceived intention to invest in any particular industry or group of industries. The Funds currently offer five classes of shares: A Shares, C Shares, Investor Shares, Institutional Shares, and R6 Shares, with the exception of the Mid-Cap Equity Fund which does not offer Investor Shares. Not all share classes are currently available for sale for each Fund. The FullerThaler Behavioral Small-Cap Equity Fund changed its name from the Fuller & Thaler Behavioral Core Equity Fund effective January 30, 2017. Effective with the date of this SAI, each Fund has updated its name from “Fuller & Thaler” to “FullerThaler” consistent with the rebranding strategy of Fuller & Thaler Asset Management, Inc. d/b/a FullerThaler (the “Adviser”), which serves as investment adviser to the Funds.

The Small-Cap Equity Fund is the accounting successor to a series of Allianz Funds Multi-Strategy Trust, which commenced operations on September 8, 2011, and for which the Adviser served as the sole sub-adviser (the “Predecessor Fund”). In a transaction that was consummated on October 23, 2015 (the “Reorganization”), the Fund acquired the assets and liabilities of: the A, C, and D Classes of the Predecessor Fund, which became the Investor Shares of the Fund; the Class P Shares of the Predecessor Fund, which became the Institutional Shares of the Fund; and the Institutional Shares of the Predecessor Fund, which became the R6 Shares of the Fund.

Expenses attributable to any series or class are borne by that series or class. Any general expenses of the Trust not readily identifiable as belonging to a particular series or class are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The Funds do not issue share certificates. Rather, all shares are held in non-certificated form registered on the books of the Funds and Ultimus Fund Solutions, LLC, the Funds’ transfer agent (the “Transfer Agent”) for the account of the shareholder.

B.	Shareholder Voting and Other Rights

The Trust Agreement permits the Trust’s Board of Trustees (the “Board”), without shareholder approval, to issue an unlimited number of shares of beneficial interest in separate series without par value and to divide series into classes of shares. The Board may from time to time, and without shareholder approval, divide or combine the shares of the Funds or classes thereof into a greater or lesser number of shares of that Fund or class so long as the proportionate beneficial interest in the assets belonging to that Fund or class and the rights of shares of any other series or class are in no way affected.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund and in such dividends and distributions out of income belonging to that Fund as are declared by the Board.

Each Fund share has the same voting and other rights and preferences as any other shares of the Trust with respect to matters that affect the Trust as a whole. The Funds or classes thereof vote separately with respect to the provisions of any Rule 12b-1 plan which pertains to that Fund or class and other matters for which separate series or class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the Investment Company Act of 1940, as amended (the “1940 Act”) requires shares to be voted in the aggregate and not by individual series; and (2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain series or classes of the Trust and thus only those series or classes are entitled to vote on the matter.

Ohio law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share owned and fractional votes for each fractional share owned.

The Fund shares do not have cumulative voting rights, any preemptive or conversion rights, or any sinking fund provisions. Any Trustee may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust.

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The Trust Agreement can be amended by the Trustees, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected.

C.	Redemptions

Voluntary Redemptions. A shareholder may redeem shares of a Fund class at the net asset value per share of that Fund class next-calculated, plus any applicable sales charge, after the Fund receives the shareholder’s redemption request in proper form.

Mandatory Redemption. Each share of each series and class thereof is subject to redemption by the Trust at the net asset value per share of that series or class next calculated, plus any applicable sales charge: (1) after the Trustees determine, in their sole discretion, that failure to so redeem may have materially adverse consequences to any holders of Trust shares, or any series of class thereof or the applicable Fund or Fund class, or (2) upon such other conditions as may from time to time be determined by the Trustees and set forth in the then current Prospectus of the Trust with respect to maintenance of shareholder accounts of a minimum amount.

D.	Termination or Reorganization

Termination. The Trust may be terminated at any time by an instrument executed by a majority of the Trustees then in office upon prior written notice to the Trust’s shareholders. Any series or class may be terminated at any time by an instrument executed by a majority of the Trustees upon prior written notice to the shareholders of that series or class.

Reorganization. The Trustees may sell, convey and transfer the assets of the Trust, or the assets belonging to any one or more series, to another trust, partnership, association or corporation organized under the laws of any state of the United States, or to the Trust to be held as assets belonging to another series of the Trust, in exchange for cash, shares or other securities (including, in the case of a transfer to another series of the Trust, shares of such other series) with such transfer being made subject to, or with the assumption by the transferee of, the liabilities belonging to each series the assets of which are being transferred. If required by the 1940 Act, any such transfer shall be subject to approval of the shareholders of the affected series.

In case of any liquidation of a series or class, the holders of shares of the series or class being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series or class.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

In addition to the principal investment strategies and the principal risks of the Funds as described in the Prospectus, the Funds may employ secondary investment practices and may be subject to additional secondary risks, which are described below. The following is a description of secondary investment strategies and secondary risks for how the Funds might evolve, not necessarily how each Fund currently operates. Unless a strategy or policy described below is specifically prohibited by the investment restrictions, under “Investment Restrictions” in this SAI, or by applicable law, the Funds may engage in each of the practices described below. However, the Funds are not required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit a Fund. Unless otherwise stated herein, all investment policies of the Funds may be changed by the Board without shareholder approval or notice. In addition, the Funds may be subject to restriction on their respective ability to utilize certain investments or investment techniques. Unless otherwise stated herein, these additional restrictions may be changed with the consent of the Board but without approval by or notice to shareholders.

A.	Preferred Stock

Each Fund has the ability to invest up to 20% of its net assets in preferred stock, bonds, foreign stocks and/or commodities.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

Each Fund may invest in preferred stocks that pay fixed or adjustable rates of return. Preferred shares are subject to issuer-specific and market risks applicable generally to equity securities. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

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Fixed Rate Preferred Stocks. Some fixed rate preferred stocks in which the Funds may invest, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than and more sensitive to changes in interest rates than other types of preferred stocks that have a maturity date. The Funds may also invest in sinking fund preferred stocks. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on another type of preferred stocks in which a Fund may invest, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 7 or 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date, or upon notice, at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks are generally adjusted or reset frequently, the market values of these preferred stocks may still fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached. Auctions for U.S. auction preferred stocks have failed since early 2008, and the dividend rates payable on such preferred shares since that time typically have been paid at their maximum applicable rate (typically a function of a reference rate of interest). The Adviser expects that auction preferred stocks will continue to pay dividends at their maximum applicable rate for the foreseeable future and cannot predict whether or when the auction markets for auction preferred stocks may resume normal functioning.

B.	Convertible Securities and Synthetic Convertible Securities

Convertible securities are generally bonds, debentures, notes, preferred stocks or other securities or investments that may be converted or exchanged (by the holder or by the issuer) into shares of common stock or other equity securities (or cash or securities of equivalent value) of the same or a different issuer at a stated exchange ratio or predetermined price (the “conversion price”). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives. Convertible securities have general characteristics similar to both debt and equity securities.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common

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stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. Generally, if the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

To the extent consistent with its other investment policies, the Funds may also create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing element”) and the right to acquire an equity security (“convertible element”). The income-producing element is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible element is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing element and its convertible element. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two elements are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when the Adviser believes that such a combination may better achieve the Fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index or security involved in the convertible element, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing element as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing element.

The Funds may also purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the underlying investment and the Funds, in turn, assume credit risk associated with the convertible note.

C.	Non-U.S. Securities

The Funds may invest in non-U.S. securities. Non-U.S. securities may include, but are not limited to, securities of companies that are organized and headquartered outside the U.S.; non-U.S. equity securities as designated by commonly-recognized market data services; U.S. dollar- or non-U.S. currency-denominated corporate debt securities of non-U.S. issuers; securities of U.S. issuers traded principally in non-U.S. markets; non-U.S. bank obligations; U.S. dollar- or non-U.S. currency-denominated obligations of non-U.S. governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities; and securities of other investment companies investing primarily in non-U.S. securities. When assessing compliance with investment policies that designate a minimum or maximum level of investment in “non-U.S. securities” for each Fund, the Adviser may apply a variety of factors (either, in addition to, or in lieu of, one or more of the categories described in the preceding sentence) in order to determine whether a particular security or instrument should be treated as U.S. or non-U.S. Some non-U.S. securities may be restricted against transfer within the United States or to a United States person.

The non-U.S. securities in which the Funds may invest include Eurodollar obligations and “Yankee Dollar” obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by non-U.S. branches of U.S. banks and by non-U.S. banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by non-U.S. banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar)

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obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of non-U.S. withholding taxes; and the expropriation or nationalization of non-U.S. issuers.

American Depositary Receipts. The Funds may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) or Global Depositary Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a non-U.S. issuer. EDRs are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

Brady Bonds. The Funds may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Albania, Argentina, Bolivia, Brazil, Bulgaria, Columbia, Costa Rica, the Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Morocco, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, Venezuela and Vietnam.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar- denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero- coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which each Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on non-U.S. portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), market disruption, the possibility of security suspensions, political instability that affects U.S. investments in non-U.S. countries and potential restrictions on the flow of international capital. In addition, non-U.S. securities and income derived from those securities may be subject to non-U.S. taxes, including withholding taxes which will reduce investment returns. See “Taxation.” Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities that are denominated or quoted in currencies other than the U.S. dollar. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.

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Each Fund’s investments in foreign currency-denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference could cause a portion of each Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for U.S. federal tax purposes. Each Fund’s use of non-U.S. securities may increase or accelerate the amount of ordinary income recognized by taxable shareholders. See “Taxation.”

Emerging Market Securities. The risks of investing in non-U.S. securities are particularly high when the issuers are tied economically to countries with developing (or “emerging market”) economies. Countries with “emerging market” economies are those with securities markets that are, in the opinion of the Funds’ Adviser, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in non-U.S., developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on each Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Foreign Debt Obligations. The debt obligations of non-U.S. governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the non-U.S. government. The Funds may invest in securities issued by certain supranational entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

The governmental members of these supranational entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supranational entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent non-U.S. governments will be able or willing to honor their capitalization commitments for those entities.

Passive Foreign Investment Companies. Some corporations domiciled outside the U.S. in which the Funds may invest may be considered passive foreign investment companies (“PFICs”) under U.S. tax laws. PFICs are those foreign corporations that generate primarily passive income.

Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There is also the risk that a Fund may not realize that a foreign corporation in which it invests is a PFIC for federal tax purposes, which could cause the Fund to incur U.S. federal income tax (including interest) charges at the Fund level. See “Taxation” below for a more detailed discussion of the tax consequences of the Funds’ investment in PFICs.

Subject to applicable limits under the 1940 Act, the Funds may also invest in foreign mutual funds that are also deemed PFICs (since nearly all of the income of a mutual fund is generally passive income). Investing in these types of PFICs may allow exposure to various countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. In addition to bearing their proportionate share of a Fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Additional risks of investing in other investment companies are described below under “Other Investment Companies.”

D.	Foreign Currencies and Related Transactions

Subject to applicable limits set forth in the Prospectus and this SAI, the Funds may invest in or utilize foreign currencies, forward foreign currency exchange contracts, foreign currency futures contracts, options on foreign currencies and foreign currency futures, currency swap transactions and other foreign currency-related transactions may be used for a variety of reasons, including to hedge against foreign exchange risk arising from each Fund’s investment or anticipated investment in securities denominated in foreign currencies, to increase exposure to a foreign currency for investment or hedging purposes, or to shift exposure of foreign currency fluctuations from one currency to another.

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Each Fund may (but is not required to) hedge some or all of its exposure to foreign currencies derived through its investments to reduce the risk of loss due to fluctuations in currency exchange rates. Suitable currency hedging transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in such transactions at any given time or from time to time when it may be beneficial to do so. Foreign currency transactions may also be unsuccessful and may result in losses or may eliminate any chance for the Funds to benefit from favorable fluctuations in relevant foreign currencies.

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, a Fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain that might be realized by the Funds if the value of the hedged currency increases.

Forward foreign currency exchange contracts may be used for a variety of reasons, including the following circumstances:

Lock In. When the Funds desire to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, the Funds may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of a Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If the Funds want to eliminate substantially all of the risk of owning a particular currency, and/or if the Funds’ Adviser believes that a Fund can benefit from price appreciation in a given country’s currency but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Fund would hope to benefit from an increase (if any) in the value of the security.

Proxy Hedge. The Funds might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging. When the Funds purchase a non-U.S. bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the non-U.S. bond could be substantially reduced or lost if a Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a Fund’s net asset value per share.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, the Funds may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Adviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

Each Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as to protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

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Tax Consequences of Hedging. Under applicable tax law, each Fund’s hedging activities could result in the application of special tax rules, which could ultimately affect the amount, timing, and character of distributions to shareholders. Some of a Fund’s hedging transactions are also likely to produce a difference between its book income and tax income, which could cause a portion of the Fund’s income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for U.S. federal tax purposes. See “Taxation” below for further details.

Among the risks facing Funds that utilize foreign currencies and related transactions is the risk that the relative value of currencies will be different than anticipated by the particular Fund’s Adviser. The Funds will segregate assets determined to be liquid by the Adviser in accordance with procedures approved by the Board to cover forward currency contracts entered into for non- hedging purposes. Please see “Derivative Instruments” below for a description of other foreign currency related transactions that may be used by the Funds. Certain foreign currency transactions in which the Funds may invest may be over-the-counter transactions (e.g., currency swap transactions). See “Derivative Instruments—Swap Agreements” for a discussion of certain risks associated with such transactions.

E.	Commodities

The Funds may invest in instruments that provide exposure to, and are subject to the risks of, investments in commodities. These may include futures, options, swaps and other instruments, the return on which is dependent upon the return of one or more commodities or commodity indices. Commodities may include, among other things, oil, gas, coal, alternative energy, steel, timber, agricultural products, minerals, precious metals (e.g., gold, silver, platinum, and palladium) and other resources. In addition, the Funds may invest in companies principally engaged in the commodities industries (such as mining, dealing or transportation companies) with significant exposure to commodities markets or investments in commodities, and through these investments may be exposed to the risks of investing in commodities. Commodities generally and particular commodities have at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of commodities may be, however, less subject to local and company-specific factors than securities of individual companies. As a result, commodity prices may be more or less volatile in price than securities of companies engaged in commodity-related businesses. Investments in commodities can also present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. To the extent that the Funds invest in companies principally engaged in the commodities industries, the Funds will also be subject to these risks. Commodity investments may not correlate with equity market returns. Investments in commodity-related companies are also subject to the risk that the performance of such companies may not correlate with returns on commodity investments to the extent expected by a Fund’s portfolio managers.

In order to qualify for the special U.S. federal income tax treatment accorded regulated investment companies and their shareholders described in “Taxation” below, each Fund must, among other things, derive at least 90% of its income from certain specified sources (such income, “qualifying income”). Income from certain commodity-linked investments does not constitute qualifying income to a Fund. The tax treatment of certain other commodity-linked investments is not certain, in particular with respect to whether income and gains from such investments constitute qualifying income. If such income were determined not to constitute qualifying income and were to cause a Fund’s non-qualifying income to exceed 10% of the Fund’s gross income for any year, the Fund would fail the 90% gross income test and fail to qualify as a regulated investment company unless it were eligible to and did pay a tax at the Fund level. See “Taxation.” A Fund’s intention to so qualify can therefore limit the manner in or extent to which the Fund seeks exposure to commodities.

F.	Derivative Instruments

The Funds may use a number of derivative instruments. Derivatives may be used for a variety of reasons, including for risk management, for leverage and to indirectly gain exposure to other types of investments. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, references rate or index, and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. The derivatives market is always changing and the Funds may invest in derivatives other than those shown below. There is no assurance that any derivatives strategy used by the Funds will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that the Funds may buy, sell or otherwise utilize include, among others, option contracts, futures contracts, options on futures contracts, forward contracts, warrants and swap agreements, including swap agreements with respect to securities indexes. The Funds may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies; and may also purchase and sell futures contracts and options thereon with respect to securities, securities indexes, interest rates and foreign currencies. Information regarding certain derivatives that the Funds may utilize and their related risks follows below.

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The value of some derivative instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of the Funds to utilize these instruments successfully may depend in part upon their ability to forecast interest rates and other economic factors correctly. If a Fund incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could suffer losses. If a Fund incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of derivative strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. Each Fund’s use of derivatives may increase or accelerate the amount of ordinary income recognized by shareholders.

General Risks Associated with Derivatives. Each Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. If a Fund invests in a derivative instrument, it could lose more than the principal amount invested, and the use of certain derivatives may subject a Fund to the potential for unlimited loss. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit and counterparty risk and management risk.

Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, each Fund’s use of derivatives may affect the amount, timing or character of distributions payable to, and thus taxes payable by, shareholders.

Among other trading agreements, the Funds may also be party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) with select counterparties that generally govern over-the-counter derivative transactions entered into by a Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events include the decline in the net assets of a Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Depending on the relative size of a Fund’s derivatives positions, such an election by one or more of the counterparties could have a material adverse impact on the Fund’s operations.

As further described below, federal legislation has been recently enacted in the U.S. that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon a Fund’s ability to participate in derivatives transactions. Similarly, these changes could impose limits or restrictions on the counterparties with which the Funds engage in derivatives transactions. As a result, the Funds may be unable to use certain derivative instruments or otherwise execute its respective investment strategy. These risks may be particularly acute to the extent the Funds use commodity-related derivative instruments. Further, the requirements for qualification as a “regulated investment company” under federal income tax law limit the extent to which a Fund may enter into commodity-related derivatives. See “Taxation” below.

Options on Securities and Indexes. The Funds may, among other things, purchase and sell put and call options on equity, debt or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) System or on a regulated foreign over- the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue from a dealer. Among other reasons, the Funds may purchase put options to protect holdings in an underlying or related security against a decline in market value, and may purchase call options to protect against increases in the prices of securities it intends to purchase pending its ability to invest in such securities in an orderly manner.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

When a Fund writes a call (put) option on an underlying security it owns (is short), the option is sometimes referred to as a “covered option.” The Funds may write such options. When a Fund writes a call (put) option on an underlying security it does not own (is not short), the option is sometimes referred to as a “naked option.” The Funds may not write “naked” call options on individual securities other than exchange traded funds (“ETFs”).

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However, the Funds may write a call or put option only if the option is “covered” as such term is used in the context of Section 18 of the 1940 Act. In the case of a call option on a security, a call option is covered for these purposes if a Fund segregates assets determined to be liquid by the Adviser in accordance with procedures approved by the Board in an amount equal to the contract value of the position (minus any collateral deposited with a broker-dealer), on a mark-to-market basis. The option is also covered if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser in accordance with procedures approved by the Board in such amount are segregated) upon conversion or exchange of other securities held by a Fund. For a call option on an index, the option is covered if a Fund segregates assets determined to be liquid by the Adviser in accordance with procedures approved by the Board in an amount equal to the contract value of the index. A call option is also covered if a Fund holds a call on the same index or security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is segregated by a Fund in assets determined to be liquid by the Adviser in accordance with procedures approved by the Board. A put option on a security or an index is “covered” if a Fund segregates assets determined to be liquid by the Adviser in accordance with procedures approved by the Board equal to the exercise price. A put option is also covered if a Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is segregated by a Fund in assets determined to be liquid by the Adviser in accordance with procedures approved by the Board.

If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). In addition, the Funds may sell put or call options previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option that is sold. There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

The Funds will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Funds will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Funds will realize a capital gain or, if it is less, the Funds will realize a capital loss. See “Taxation” below. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of that Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued in accordance with the Trust’s valuation policies and procedures.

The Funds may write straddles (covered or uncovered) consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet a Fund’s immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

OTC Options. The Funds may also purchase and write over-the-counter (“OTC”) options. OTC options differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid OTC options purchased and securities being used to cover certain written OTC options, and they will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment. The Funds may also purchase and write so-called dealer options.

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities, including ETFs, and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

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There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a call option that it had written on a security held in its portfolio, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on an individual security held in a Fund’s portfolio, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price (the “strike price”) of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security or index position decline. Similarly, as the writer of a call option on a securities index or ETF, a Fund forgoes the opportunity to profit from increases in the index or ETF over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline.

The value of call options written by the Funds will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. The writer of an “American-style” option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The hours of trading for options may not conform to the hours during which the securities held by the Funds are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets. In addition, the Funds’ options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions that could adversely affect a Fund engaging in options transactions.

If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security or index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security or index is purchased to hedge against price movements in a related security or index, the price of the put or call option may move more or less than the price of the related security or index. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Similarly, if restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index or ETF written by a Fund is covered by an option on the same index or ETF purchased by the Fund, movements in the index or ETF may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding (based, in part, on the extent of correlation (if any) between the performance of the index or ETF and the performance of the Fund’s portfolio securities).

Foreign Currency Options. The Funds may buy or sell put and call options on foreign currencies in various circumstances, including, but not limited to, as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which each Fund’s securities may be denominated or to cross-hedge or in an attempt to increase the total return when the Adviser anticipates that the currency will appreciate or depreciate in value. In addition, the Funds may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Fund to reduce foreign currency risk using such options.

Futures Contracts and Options on Futures Contracts. The Funds may use interest rate, foreign currency, index and other futures contracts, and options on such contracts. For example, the Funds may invest in foreign exchange futures contracts and options thereon (“futures options”) that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. The Funds may also enter into futures contracts for the purchase or sale of securities. The Funds may purchase and sell futures contracts on various securities indexes (“Index Futures”) and related options for hedging purposes and for investment purposes. For example, the Funds may invest in Index Futures and related options when the Adviser believes that there are not enough attractive securities available to maintain the standards of diversification and liquidity set for a Fund pending investment in such securities if or when they do become available. Through the use of Index Futures and related options, the Funds may diversify risk in their respective portfolios without incurring the substantial brokerage costs that may be associated with investment in the securities of multiple issuers. Each Fund may also minimize potential market and liquidity problems that may result from increases in positions already held by the Fund. Each Fund’s purchase and sale of Index Futures is limited to contracts listed on exchanges that have been approved by the Commodity Futures Trading Commission (“CFTC”).

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Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time.

An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index (“Index”) at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. The Funds will ordinarily be able to close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. As described below, the Funds will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when a Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

The Funds may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions that remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments. Positions in Index Futures may be closed out by a Fund only on the futures exchanges upon which the Index Futures are then traded.

The following example illustrates generally the manner in which Index Futures operate. The Standard & Poor’s 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

A public market exists in futures contracts covering a number of Indexes as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts in which the Funds may invest will be developed and traded in the future.

The Funds may purchase and write call and put options on futures contracts (“futures options”). Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to segregate a specified amount of assets determined to be liquid by the Adviser in accordance with procedures approved by the Board (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund would ordinarily earn interest income on initial margin deposits. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund, but is instead, a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

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Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by each Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. Any transaction costs must also be included in these calculations.

Commodity Futures Contracts and Options on Commodity Futures Contracts. In addition to other futures contracts and options thereon, the Funds may invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed upon when the contract is made.

Limitations on Use of Futures and Futures Options. The Funds may enter into positions in futures contracts and related options for hedging purposes, for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. In addition, the Funds may utilize futures contracts for investment and/or speculative purposes. For instance, a Fund may invest to a significant degree in Index Futures on stock indexes and related options (including those that may trade outside of the United States) as an alternative to purchasing individual stocks in order to gain or adjust their exposure to a particular market. The Funds may also use these investments to hedge against changes in the value of securities that the Adviser intends to purchase for the portfolio.

When purchasing a futures contract, each Fund will segregate (and mark to market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures approved by the Board that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the total market value of (or in certain cases, such as contracts required to “cash settle,” the Fund’s obligation under) the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high, or higher, than the price of the contract held by the Fund.

When selling a futures contract, each Fund will segregate (and mark to market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures approved by the Board that are equal to the market value of the instruments underlying the contract (or in certain cases, such as contracts required to “cash settle,” a Fund’s obligation under the contract). Alternatively, a Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

When selling a call option on a futures contract, each Fund will segregate (and mark to market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures approved by the Board that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or by taking other offsetting positions.

When selling a put option on a futures contract, each Fund will segregate (and mark to market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures approved by the Board that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or by taking other offsetting positions.

To the extent that securities with maturities greater than one year are used to segregate liquid assets to cover a Fund’s obligations under futures contracts and related options, such use will not eliminate the leverage risk arising from such use, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so.

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Each Fund’s intention to qualify as a regulated investment company and the requirements for so qualifying also may limit the extent to which each Fund may enter into certain futures, options or forward contracts. Each Fund’s investment in such contracts may affect the amount, timing or character of each Fund’s distributions. See “Taxation” below.

Commodity Pool Operators and Commodity Trading Advisors. The CFTC has adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments (“commodity interests”) regulated under the Commodity Exchange Act (the “Act”), or if a Fund markets itself as providing investment exposure to such instruments. The Funds have claimed an exclusion from commodity pool operator registration pursuant to CFTC Rule 4.5 with respect to the Funds. To remain eligible for this exclusion, the Funds must comply with certain limitations, including limits on each Fund’s ability to use any commodity interests and limits on the manner in which each Fund holds out its use of such commodity interests. These limitations may restrict each Fund’s ability to pursue its investment strategy, increase the costs of implementing its strategy, increase expenses of the Funds, and/or adversely affect each Fund’s total return.

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In the case of futures contracts used for hedging purposes, some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of a security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future that is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, a Fund may not choose to use futures and/or suitable hedging transactions may not be available in all circumstances. Even if a hedge is executed successfully, a Fund’s return may have been higher if no hedging had been attempted.

Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures position or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from each Fund’s dividend distributions and are not reflected in yield.

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Additional Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities that underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks that subject the Funds’ investments to greater volatility than investments in traditional securities.

Additional Risks of Options on Securities or Indexes, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon. Options on securities or indexes, futures contracts, options on futures contracts, and options on currencies may be traded on non-U.S. exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, non-U.S. securities. Some non-U.S. exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex non-U.S. political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in non-U.S. markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on non-U.S. exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. The value of some derivative instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of each Fund to utilize these instruments successfully may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could suffer losses. In addition, a Fund’s use of such instruments may increase or accelerate the amount of ordinary income recognized by its shareholders.

Swap Agreements. The Funds may enter into total return swap agreements, credit default swap agreements and other swap agreements made with respect to interest rates, currencies, indexes or baskets of securities (or a single security), commodities and other assets or measures of risk or return. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Funds than if the Funds had invested directly in an instrument that yielded that desired return.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties generally are calculated with respect to a “notional amount,” such as the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

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Forms of swap agreements include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Funds may directly or indirectly use credit default swaps to take an active long or short position with respect to the likelihood of default by a corporate or sovereign issuer of fixed income securities (including asset-backed securities). In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties on their obligations. For example, in purchasing a credit default swap, a Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty, such as a U.S. or non-U.S. issuer or basket of such issuers, upon issuer default (or similar events) at their par (or other agreed-upon) value. A Fund, as the purchaser in a credit default swap, bears the risk that the investment might expire worthless. It also would be subject to counterparty risk - the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). In addition, as a purchaser in a credit default swap, a Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation.

The Funds also may use credit default swaps for investment purposes by selling a credit default swap, in which case a Fund will receive one or more premium payments from its counterparty in return for the Fund’s taking on the obligation to pay the par (or other agreed-upon) value to the counterparty upon issuer default (or similar events). As the seller in a credit default swap, a Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. If no event of default (or similar event) occurs, a Fund would keep the premium payments received from the counterparty and generally would have no payment obligations, with the exception of an initial payment made on the credit default swap or any margin requirements with the credit default swap counterparty. For credit default swap agreements, trigger events for payment under the agreement vary by the type of underlying investment (e.g., corporate and sovereign debt and asset-backed securities) and by jurisdiction (e.g., United States, Europe and Asia).

In connection with credit default swaps in which a Fund is the seller, the Fund will typically segregate or “earmark” cash or liquid assets, or enter into certain offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund).

If the Funds enter into a credit default swap agreement, the Funds will write insurance protection on the full notional amount of the agreement.

The Funds also may enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Funds may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option, the Fund will become obligated according to the terms of the underlying agreement.

Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, each Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Each Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered through the segregation of assets determined to be liquid by the Adviser in accordance with procedures approved by the Board. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of each Fund’s investment restriction concerning senior securities.

Whether each Fund’s use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. The Funds bear the risk that the Adviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Funds.

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Because swaps are two-party contracts that may be subject to contractual restrictions on transferability and termination and because, they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Moreover, the Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. When a counterparty’s obligations are not fully secured by collateral, then a Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, a Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because a Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by a Fund (if any), a Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument.

New rules and regulations affecting the derivatives market affect counterparty risk with respect to derivatives. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the member of the clearing house (“clearing member”) through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization for cleared derivatives, which amounts are generally held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, a Fund is subject to the risk that a clearing organization will use the Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, clearing members generally provide to the clearing organization the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. Therefore, the Funds are subject to the risk that a clearing organization will not make variation margin payments owed to the Funds if another customer of the clearing member has suffered a loss and is in default, and the risk that the Funds will be required to provide additional variation margin to the clearing house before the clearing house will move a Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Centrally cleared derivative arrangements may be less favorable to mutual funds than bilateral arrangements because: (1) the Funds may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions; and (2) following a period of notice to a Fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time.

If the Adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Funds will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Funds. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Many swaps are complex and often valued subjectively. Many over-the-counter derivatives are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values the Funds realize when they close or sell an over-the-counter derivative. Valuation risk is more pronounced when the Funds enter into over-the-counter derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, undercollateralization and/or errors in calculation of each Fund’s net asset value.

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Title VII of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) established a framework for the regulation of OTC swap markets; the framework outlined the joint responsibility of the CFTC and the SEC in regulating swaps. The CFTC is responsible for the regulation of swaps, the SEC is responsible for the regulation of security-based swaps and jointly they are both responsible for the regulation of mixed swaps.

Risk of Potential Governmental Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Funds from using such instruments as a part of their investment strategy, and could ultimately prevent the Funds from being able to achieve their respective investment objectives. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

The regulation of swaps and futures transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies. In particular, the Dodd-Frank Act, which was signed into law in July 2010, sets forth a new legislative framework for over-the-counter (“OTC”) derivatives, such as swaps, in which the Fund may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing of many OTC derivatives transactions.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since a Fund is not a member of clearing houses and only clearing members can participate directly in the clearing house, a Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, a Fund may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on a Fund’s behalf. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between a Fund and clearing members is drafted by the clearing members and generally is less favorable to a Fund than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by a Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member and typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

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These and other new rules and regulations could, among other things, further restrict each Fund’s ability to engage in, or increase the cost to each Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to a Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of risks and costs.

G.	When-Issued, Delayed Delivery and Forward Commitment Transactions

The Funds may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Since inception, the Funds have not made any such purchases or sales and each Fund has no immediate plans to do so. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, a Fund will segregate, until the settlement date, assets determined to be liquid by the Adviser in accordance with procedures approved by the Board in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a Fund may earn income on segregated securities.

When purchasing a security on a when-issued, delayed delivery or forward commitment basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If a Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage.

When a Fund has sold a security on a when-issued, delayed delivery or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity or could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, a Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Funds may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a capital gain or loss.

The Funds may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Fund either (i) segregates until the settlement date assets determined to be liquid by the Adviser in accordance with procedures approved by the Board in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. The Funds may also enter into forward commitments for the purchase or sale of non-U.S. currencies. Forward commitments may be considered securities themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund’s other assets. The Funds may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

To Be Announced Securities (“TBAs”). As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, a Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed security transaction, a Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase market risks because the underlying mortgages may be less favorable than anticipated by a Fund.

H.	Rights and Warrants to Purchase Securities

Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

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Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Rights and warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

I.	Repurchase Agreements

For the purposes of maintaining liquidity and achieving income, the Funds may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Funds bear a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The Adviser will monitor the creditworthiness of the counterparties.

J.	Other Investment Companies

The Funds may also invest in securities of other open-end, closed-end or unit investment trust investment companies, business development companies (“BDCs”) and ETFs to the extent that such investments are consistent with each Fund’s investment objective and policies and permissible under the 1940 Act and related rules and any exemptive relief from or interpretations of the SEC.

In general, under the 1940 Act, an investment company such as each Fund may not: (i) own more than 3% of the outstanding voting securities of any one registered investment company, (ii) invest more than 5% of its total assets in the securities of any single registered investment company or (iii) invest more than 10% of its total assets in securities of other registered investment companies.

Each Fund may invest in other investment companies during periods when it has large amounts of uninvested cash, during periods when there is a shortage of attractive securities available in the market, or when the Adviser believes share prices of other investment companies offer attractive values. Each Fund may also invest in other investment companies because the laws of some foreign countries may make it difficult or impossible for a Fund to invest directly in issuers organized or headquartered in those countries, or may limit such investments. The most efficient, and sometimes the only practical, means of investing in such companies may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers.

Investment companies, and in particular ETFs, may be structured to perform in a similar fashion to a broad-based securities index or may focus on a particular strategy or class of assets. ETFs typically seek to track the performance or dividend yield of specific indexes or companies in related industries. These indexes may be broad-based, sector-based or international. Investing in investment companies involves substantially the same risks as investing directly in the underlying instruments, but also involves expenses at the investment company-level, such as portfolio management fees and operating expenses. These expenses are in addition to the Fund’s own fees and expenses, which may lead to duplication of expenses while the Fund owns another investment company’s shares. In addition, investing in investment companies involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the underlying instruments or index. For information regarding the tax treatment of ETFs, please see “Taxation” below.

Open-end investment companies typically offer their shares continuously at net asset value plus any applicable sales charge and stand ready to redeem shares upon shareholder request. The shares of certain other types of investment companies, such as ETFs and closed-end investment companies, typically trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. In the case of closed-end investment companies, the number of shares is typically fixed. The securities of closed-end investment companies and ETFs carry the risk that the price a Fund pays or receives may be higher or lower than the investment company’s net asset value. ETFs and closed-end investment companies are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. The shares of investment companies, particularly closed-end investment companies, may also be leveraged, which would increase the volatility of a Fund’s net asset value.

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BDCs are publicly-traded closed-end funds that seek capital appreciation and income by investing in smaller companies during their initial stages of development. With respect to investments in BDCs, the Funds plan to invest only in publicly traded BDCs.

Risks Associated with BDCs. A BDC may invest in the equity and debt securities of smaller and developing companies as well as companies that are experiencing financial crises (“Portfolio Companies”). Investments in smaller and developing Portfolio Companies involve a greater risk of loss due to their youth and limited track records and are more susceptible to competition and economic and market changes due to limited products and market shares. Because Portfolio Companies may have limited capital resources, there is also a greater risk of default on debt securities issued and non-payment of dividends on any preferred and common stock issued. Portfolio Companies may also not be able to secure required financing thus potentially limiting the growth and success of these companies. Investments in Portfolio Companies typically have limited liquidity and a BDC may not be able to liquidate investments in Portfolio Companies at their perceived value and may not be able to reduce its exposure to such investments during adverse market or economic conditions. A BDC also may not be able to make investments in Portfolio Companies pursuant to reasonable terms due to the competitive market environment in which such companies operate. A BDC may use leverage (e.g. borrowing and the issuance of debt and preferred securities) to finance its own operations and may suffer significant losses if market fluctuations cause the BDC’s net asset value to decline or if related interest payments exceed investment income. A BDC may also not be able to make desired investments in Portfolio Companies if credit is not available due to, among other things, disruptions in the credit markets, thus limiting the growth and success of the BDC.

As a shareholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Each Fund’s shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the same risks of leverage described in the Prospectus and herein.

K.	Corporate Debt Securities

The Funds may invest in a variety of bonds and related debt obligations of varying maturities issued by U.S. and non-U.S. companies, banks and other corporate entities. Corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.

The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

L.	U.S. Government Securities

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of a Fund’s shares. U.S. Government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Investments in U.S. Government Securities remain subject to the risks associated with downgrade or default. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as securities issued by members of the Farm Credit System, are supported only by the credit of the agency, instrumentality or corporation. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass- through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

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Prior to September 2008, FNMA and FHLMC were government-sponsored enterprises owned entirely by private stockholders. However, the value of these entities’ stock fell sharply in 2008 due to concerns that the entities did not have sufficient capital to offset losses and in mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the entities’ stock. In September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury would purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. In 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. In 2009, the U.S. Treasury further amended the Senior Preferred Stock Purchase Agreement to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in FNMA’s and FHLMC’s net worth through the end of 2012. In August 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage

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of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater risk than interest- paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

M.	Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are debt obligations whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Many other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed bonds issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Funds may also invest in other inflation-related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to provide protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

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N.	Delayed Funding Loans and Revolving Credit Facilities

The Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

The Funds may acquire a participation interest in delayed funding loans or revolving credit facilities from a bank or other financial institution. See “Loan Participations and Assignments” below. The terms of the participation require a Fund to make a pro rata share of all loans extended to the borrower and entitle a Fund to a pro rata share of all payments made by the borrower. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and also limited opportunities may exist to resell such investments. These instruments may often be illiquid. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. To the extent that the Funds are committed to advance additional funds, they will at all times segregate assets that the Adviser, in accordance with procedures approved by the Board, have determined are liquid in an amount sufficient to meet such commitments.

O.	Event-Linked Bonds

The Funds may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or may implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane or an earthquake or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, a Fund would expect to recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history for many of these securities, and there can be no assurance that a liquid market in these bonds will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so.

P.	Loan Participations and Assignments

The Funds may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions (“lenders”). Generally, a Fund’s investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. The Funds may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including liquidity risk and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. With respect to assignments, a Fund’s rights against the borrower may be more limited than those held by the original lender.

Q.	Participation on Creditors’ Committees

The Funds may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by a Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Funds an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict each Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Funds on such committees also may expose the Funds to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Funds would participate in such committees only when the Adviser believes that such participation is necessary or desirable to enforce each Fund’s rights as a creditor or to protect the value of securities held by a Fund.

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R.	Bank Obligations

The Funds may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are three common types of bank capital: Lower Tier II, Upper Tier II and Tier I. Bank capital is generally, but not always, of investment grade quality. Upper Tier II securities are commonly thought of as hybrids of debt and preferred stock. Upper Tier II securities are often perpetual (with no maturity date), callable and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date. However, such deferred interest payments generally earn interest. Tier I securities often take the form of trust preferred securities.

Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. Fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) may be considered illiquid for purposes of each Fund’s restrictions on investments in illiquid securities. The Funds may also hold funds in an interest-bearing account for temporary purposes.

Obligations of non-U.S. banks involve certain risks associated with investing in non-U.S. securities described under “Non-U.S. Securities” above, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a non-U.S. jurisdiction might impose withholding taxes on interest income payable on those obligations, that non-U.S. deposits may be seized or nationalized, that non-U.S. governmental restrictions such as exchange controls may be adopted and in turn might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning non-U.S. banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to non-U.S. banks may differ from those applicable to United States banks. Non-U.S. banks are not generally subject to examination by any U.S. Government agency or instrumentality.

S.	Senior and Other Bank Loans

The Funds may invest in fixed- and floating-rate loans issued by banks and other financial institutions (including, among others, Senior Loans, delayed funding loans and revolving credit facilities). Loan interests may take the form of direct interests acquired during a primary distribution and may also take the form of assignments of, novations of or participations in a bank loan acquired in secondary markets.

As noted, the Funds may purchase “assignments” of bank loans from lenders. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

The Funds may also invest in “participations” in bank loans. Participations by a Fund in a lender’s portion of a bank loan typically will result in the Fund having a contractual relationship only with such lender, not with the borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of such payments from the borrower.

Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

A loan is often administered by a bank or other financial intermediary acting as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. In addition, the agent is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent or other financial intermediary to apply appropriate credit remedies against a corporate borrower. A financial institution’s employment as agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

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Purchasers of Senior Loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate or other borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the net asset value, market price and/or yield of the common shares could be adversely affected. Senior Loans that are fully secured may offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of any collateral from a secured Senior Loan would satisfy the borrower’s obligation, or that such collateral could be liquidated. Also, the Funds may invest in Senior Loans that are unsecured.

Senior Loans and interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price.

Senior Loans usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow. The degree to which borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Funds derive interest income will be reduced. However, the Funds may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. The effect of prepayments on a Fund’s performance may be mitigated by the receipt of prepayment fees and the Fund’s ability to reinvest prepayments in other Senior Loans that have similar or identical yields.

T.	Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Funds may consist of U.S. dollar- or foreign currency- denominated obligations of domestic or non-U.S. issuers, and may be rated or unrated. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. See also “Mortgage-Related and Asset-Backed Securities — Asset-Backed Securities” for a discussion of asset-backed commercial paper.

U.	Money Market Instruments

Money market instruments may include, among other things: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers’ acceptances and other bank obligations; (3) commercial paper; (4) corporate obligations with a remaining maturity of 397 days or less; and (5) repurchase agreements with banks or registered broker dealers. Money market instruments may also include variable amount master demand notes, which are corporate obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest under direct arrangements between the Fund, as lender, and the borrower, and which permit daily changes in the amounts borrowed. The Fund has the right to increase the amount invested under such notes at any time up to the full amount provided by the note agreement or to decrease the amount, while the borrower may prepay up to the full amount of the note without penalty. Variable amount master demand notes may or may not be backed by bank letters of credit.

V.	Variable and Floating Rate Securities

Variable- or floating-rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are re-determined (e.g., pursuant to an auction) on specified dates (such as the last day of a month or calendar quarter). These instruments may include, without limitation, variable-rate preferred stock, bank loans, money market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.

The Funds may invest in floating-rate debt instruments (“floaters”) and engage in credit-spread trades. The interest rate on a floater is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest-rate reset feature, floaters provide the Funds with a certain degree of protection against rises in interest rates, the Funds will participate in any declines in interest rates as well. A credit-spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The Funds may also invest in inverse floating-rate debt instruments (“inverse floaters”). The interest rate on an inverse

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floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When a Fund holds variable- or floating-rate securities, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

Certain of each Fund’s investments, including variable- and floating-rate securities, may require each Fund to accrue and distribute income not yet received. As a result, in order to generate cash to make the requisite distributions, each Fund may be required to sell securities in its portfolio that it would otherwise have continued to hold. Please see “Taxation.”

W.	Zero Coupon, Pay-in-Kind and Step Coupon Securities

Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay in cash at a coupon payment date or in securities with a face value equal to the amount of the coupon payment that would have been made.

Because the Funds will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years the Funds may have to distribute cash obtained from other sources in order to satisfy the distribution requirements for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Funds might obtain such cash from selling other portfolio holdings, which might cause the Funds to incur capital gains or losses on the sale. These actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for a Fund. In addition, such sales might be necessary even though investment considerations might otherwise make it undesirable for the Funds to sell the securities at the time. Please see “Taxation.”

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Under many market and other conditions, investments in zero coupon, step-coupon and pay-in-kind securities may be illiquid, making it difficult for the Funds to dispose of them or to determine their current value.

X.	Municipal Securities

The Funds may invest in municipal securities issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal securities can be affected by changes in their actual or perceived credit quality. The credit quality of municipal securities can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the state or region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which may enable the Funds to demand payment on short notice from the issuer or a financial intermediary.

The Funds may purchase insured municipal debt securities in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Funds.

Securities of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Municipal securities may include “moral obligation” securities, which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the maintenance and restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

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Municipal securities may also include industrial development bonds and pollution control bonds, which in most cases are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities depend upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

The Funds may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities (“municipal lease obligations”). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payment due under the lease obligation. The Funds may also purchase “certificates of participation,” which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain “non-appropriation” clauses that provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult.

The Funds may also invest in various short-term municipal securities, including tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes. Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due. Revenue Anticipation Notes are generally issued in expectation of receipt of other kinds of revenue, such as the revenues expected to be generated from a particular project. They may also be general obligations of the issuer. Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes. Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many such projects may receive permanent financing through another source. Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal bonds held by a Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government, including its agencies and instrumentalities (“Agency Securities”). While still tax-exempt, pre-refunded municipal bonds usually will bear a Aaa rating (if a re-rating has been requested and paid for) because they are backed by the U.S. Treasury or Agency Securities. As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bonds held by a fund may subject the fund to interest rate risk and market risk. In addition, while a secondary market exists for pre-refunded municipal bonds, if a fund sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

Residual interest bonds (“RIBs”) are municipal bonds that brokers create by depositing a municipal bond in a trust. The interest rate for the variable rate security is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying municipal bond. The market prices of RIBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase. In a transaction in which a fund purchases a RIB from a trust where the underlying municipal bond was held by a fund prior to being deposited into a trust, a fund treats the transaction as a secured borrowing for financial reporting purposes. As a result, a fund will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, a funds NAV per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBS acquired by funds where a fund did not previously own the underlying municipal bond.

The Funds may invest in Build America Bonds, which are taxable municipal bonds with federal subsidies for a portion of the issuer’s borrowing costs. Build America Bonds were issued through the Build America Bond program, which was created as part of the American Recovery and Reinvestment Act of 2009 (the “Act”). The objective of the program was to reduce the borrowing costs of state and local governments. Because the Act was not extended beyond its expiration date on December 31, 2010, tax subsidies will not apply to, and the Funds will not purchase, Build America Bonds issued following such date (if any). However, Build America Bonds outstanding and issued before such date remain eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds.

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The interest the Funds receive from their investment in either type of Build America Bonds will be included in each Fund’s taxable income and distributed to shareholders as taxable ordinary income. For any tax credit Build America Bond held by the Funds, the respective Fund may elect to pass through to its shareholders any tax credits from those bonds that otherwise would be allowed to that Fund. These tax credits can generally be used to offset U.S. federal income taxes and the federal alternative minimum tax, but such credits are generally not refundable. Any unused credits may be carried forward to succeeding taxable years.

Y.	Hybrid Instruments

The Funds may invest in “hybrid” or indexed securities. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Funds will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the Act.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. If so, each Fund’s investments in these products will be subject to limits applicable to investments in investment companies and may be subject to other restrictions imposed by the 1940 Act.

Structured Notes and Indexed Securities. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. The Funds’ Adviser analyzes these notes and securities in its overall assessment of the effective duration of each Fund’s holdings in an effort to monitor each Fund’s interest rate risk.

Z.	Regulation S Securities

The Funds may invest in the securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the 1933 Act (“Regulation S Securities”). Offerings of Regulation S Securities may be conducted outside of the United States. Because Regulation S Securities are subject to legal or contractual restrictions on resale, Regulation S Securities may be considered illiquid. If a Regulation S Security is determined to be illiquid, the investment will be included with a Fund’s 15% of net assets limitation on investment in illiquid securities. Furthermore, because Regulation S Securities are generally less liquid than registered securities, the Funds may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S Securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by a Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S Securities may involve a high degree of business and financial risk and may result in substantial losses.

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AA.	Illiquid Securities

Each Fund may invest in securities that are illiquid, so long as no more than 15% of the net assets of the Fund would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board. The Adviser may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.

The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Depending on the circumstances, illiquid securities may be considered to include, among other things, written over-the-counter options and other derivative instruments, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits that are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities), and other securities that legally or in the Adviser’s opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that the Adviser has determined to be liquid under procedures approved by the Board).

BB.	Mortgage-Related and Asset-Backed Securities

The Funds may invest in mortgage-related securities, and in other asset-backed securities (whether or not related to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like other debt securities, the ability of the Funds to utilize these instruments successfully may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. Certain debt securities are also secured with collateral consisting of mortgage-related securities. See “Collateralized Mortgage Obligations” below.

Through investments in mortgage-related securities, including those that are issued by private issuers, the Funds may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as mortgage-related securities.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Mortgage Pass-Through Securities. Mortgage Pass-Through Securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

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The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt securities. Adjustable rate mortgage-related and other asset-backed securities are also subject to some interest rate risk. For example, because interest rates on most adjustable rate mortgage- and other asset-backed securities only reset periodically (e.g., monthly or quarterly), changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the market value of these securities, including declines in value as interest rates rise. In addition, to the extent that unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the FNMA or the FHLMC). The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the FHLMC. FNMA is a government-sponsored corporation. As described above under “U.S. Government Securities,” FNMA is now under conservatorship by the FHFA. FNMA primarily purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which includes state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers, although it may purchase other types of mortgages as well. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. As described above under “U.S. Government Securities,” FHLMC is now under conservatorship by the FHFA. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non- governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance

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and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees. Securities issued by certain private organizations may not be readily marketable.

Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to each Fund’s industry concentration restrictions (see “Investment Restrictions”) by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually or on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. This payment structure provides investors with some protection against a premature return of principal.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying each Fund’s diversification tests.

FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates, which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi- annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

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Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Commercial Mortgage-Backed Securities. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup some or all of its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

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SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. SMBS may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Asset-Backed Securities. The Funds may invest in, or have exposure to, asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool or the financial institution or trust providing the credit support or enhancement. Typically, there is no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-backed securities described above.

The Funds may purchase or have exposure to commercial paper, including asset-backed commercial paper (“ABCP”), that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a short-term debt security, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a Fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Collateralized Debt Obligations. The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade debt securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual

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defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities, however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with debt securities discussed elsewhere in this SAI and the Funds’ Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks that include, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Funds could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Other Asset-Backed Securities. Other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Funds that may invest in mortgage-related securities. Several types of asset-backed securities have already been offered to investors, including Enhanced Equipment Trust Certificates (“EETCs”) and Certificates for Automobile ReceivablesSM (“CARSSM”).

EETCs are typically issued by specially-created trusts established by airlines, railroads, or other transportation corporations. The proceeds of EETCs are used to purchase equipment, such as airplanes, railroad cars, or other equipment, which in turn serve as collateral for the related issue of the EETCs. The equipment generally is leased by the airline, railroad or other corporations, which makes rental payments to provide the projected cash flow for payments to EETC holders. Holders of EETCs must look to the collateral securing the certificates, typically together with a guarantee provided by the lessee corporation or its parent company for the payment of lease obligations, in the case of default in the payment of principal and interest on the EETCs. However, because principal and interest payments of EETCs are funded in the ordinary course by the lessee corporation, the Fund treats EETCs as corporate bonds/obligations for purposes of compliance testing and related classifications.

CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Consistent with each Fund’s investment objective and policies, the Funds also may invest in other types of asset-backed securities. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Investors should note that Congress from time to time may consider actions that would limit or remove the explicit or implicit guarantee of the payment of principal and/or interest on many types of asset-backed securities. Any such action would likely adversely impact the value of such securities.

CC.	Real Estate Securities and Related Derivatives

The Funds may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities.

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REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. Each Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in S&P 500 Index.

DD.	Exchange Traded Notes

The Funds may invest in exchange traded notes (“ETNs”). ETNs are typically senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market index less applicable fees and expenses. ETNs are listed on an exchange and traded in the secondary market. The Funds may hold an ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant market index. ETNs do not make periodic interest payments and principal is not protected.

The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN despite the underlying market index remaining unchanged. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the fund characterizes and treats ETNs for tax purposes. The extent of the Fund’s investment in commodity-linked ETNs, if any, is limited by tax considerations. For more information regarding the tax treatment of commodity-linked ETNs, please see “Taxation” below.

An ETN that is tied to a specific market index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market index. ETNs also incur certain expenses not incurred by their applicable market index, and the Fund would bear a proportionate share of any fees and expenses borne by the ETN in which it invests.

A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs that use leverage in an effort to amplify the returns of an underlying market index can, at times, be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.

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ETNs are generally similar to structured investments and hybrid instruments. For discussion of these investments and the risks generally associated with them, see “Hybrid Instruments” in this SAI.

EE.	Borrowing

Subject to the limitations described under “Investment Restrictions” below, the Funds may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Funds to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of a Fund’s total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% of a Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three business days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells holdings at that time. Borrowing, like other forms of leverage, will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased, if any. The Funds also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

From time to time, the Trust may enter into, and make borrowings for temporary purposes related to the redemption of shares under, a credit agreement with third-party lenders. Borrowings made under such a credit agreement will be allocated pursuant to guidelines approved by the Board. In addition to borrowing money, the Funds may enter into reverse repurchase agreements, dollar rolls, sale-buybacks and other transactions that can be viewed as forms of borrowings.

A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund to another party, such as a bank or broker-dealer, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, a Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Such transactions are advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash.

Dollar rolls are transactions in which a Fund sells mortgage-related securities, such as a security issued by the Government National Mortgage Association (“GNMA”), for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date at a pre-determined price. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar-roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities that are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

The Funds also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of a Fund’s repurchase of the underlying security.

The Funds will typically segregate or “earmark” assets determined to be liquid by the Adviser in accordance with procedures approved by the Board and equal (on a daily mark-to-market basis) to each Fund’s obligations under reverse repurchase agreements, dollar rolls and sale-buybacks. Reverse repurchase agreements, dollar rolls and sale-buybacks involve leverage risk and the risk that the market value of securities retained by a Fund may decline below the repurchase price of the securities that the Fund sold and is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement, dollar roll or sale-buyback files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls will be subject to the Funds’ limitations on borrowings as specified under “Investment Restrictions” below.

FF.	Securities Loans

Subject to certain conditions described in the Prospectus and below, each Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. The risks in lending portfolio securities, as with other extensions of credit, include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrowers (which typically include broker-dealers and other financial services companies) fail financially. However, such loans will be made only to borrowers that are believed by the Adviser to be of satisfactory credit standing. Securities loans are made to borrowers pursuant to agreements requiring

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that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to- market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent.

The Funds may invest the cash collateral received or receive a fee from the borrower. In the case of cash collateral, a Fund typically pays a rebate to the borrower (in addition to payments to its securities lending agent, as described below). Cash collateral that a Fund receives may be invested in overnight time deposits, repurchase agreements, interest-bearing or discounted commercial paper (including U.S. dollar-denominated commercial paper of non-U.S. issuers) and/or other short-term money market instruments (generally with remaining maturities of 397 days or less), either directly through joint accounts along with securities lending cash collateral of other Funds or indirectly through investments in affiliated or unaffiliated money market funds. Any investment of cash collateral through such joint accounts is subject to conditions established by the SEC staff. Under the terms of a securities lending agency agreement, the investment of cash collateral is at the sole risk of the Fund in most cases. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are at the Fund’s risk (except as provided below), and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Funds may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash. A portion of any income earned through investment of cash collateral and a portion of any fees received from borrowers may be retained by the Funds’ securities lending agent. Notwithstanding the foregoing, to the extent such shortfall is with respect to amounts owed to a borrower as a cash collateral fee, the securities lending agency agreement provides that the securities lending agent and the Funds share the difference between the income generated on the investment of cash collateral with respect to a loan and the amount to be paid to the borrower as a cash collateral fee.

Investments of cash collateral may lose value and/or become illiquid, although the Funds remain obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to continuing adverse conditions in the mortgage and credit markets, liquidity and related problems in the broader markets for commercial paper and other factors, any investments of securities lending collateral by the Funds, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, would present increased credit and liquidity risks. See “Mortgage-Related and Asset- Backed Securities” below for more information. To the extent the Funds invest collateral in instruments that become illiquid, efforts to recall securities and return collateral may force the Funds to liquidate other portfolio holdings in an effort to generate cash.

Any securities lending income would be disclosed as such in the “Statement of Operations” in the Trust’s annual report for the applicable fiscal period. The Funds may pay reasonable finders’ administration and custodial fees in connection with a loan of securities and may share the interest earned on the collateral with the borrower.

The Funds may lend portfolio securities up to the maximum percentage set forth under “Investment Restrictions — Fundamental Investment Restrictions” below.

Although control over, and voting rights or rights to consent with respect to, the loaned securities pass to the borrower, the Funds, as the lender, retain the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice.

The Funds may call such loans in order to sell the securities involved or, if the holders of the securities are asked to vote upon or consent to matters that the Adviser believes materially affect the investment, in order to vote the securities. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for non-U.S. securities. When engaged in securities lending, each Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Funds in permissible investments, or a fee, if the collateral is U.S. Government securities.

The Trust has entered into a Securities Lending Agreement (“SLA”) with BMO Harris Bank N.A. (“BMO”). Following the execution of the SLA, BMO sold its securities lending business to Mitsubishi UFJ Trust and Banking Corp. (“Mitsubishi”) pursuant to a contract in which BMO agreed to transfer its securities lending business to Mitsubishi, and to transfer and assign client contracts related to its securities lending business, including the SLA. In connection with that Agreement, the Funds consented to the assignment of the SLA Agreement to Mitsubishi. Under the terms of the SLA, each Fund may make secured loans of its portfolio securities in an amount not exceeding 33 1/3% of the value of the Fund’s total assets (as permitted by the 1940 Act) to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and letters of credit. The cash collateral is invested in the Invesco Government & Agency Portfolio, as noted in each lending Fund’s respective Schedule of Investments. The market value of the loaned securities is

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determined daily at the close of business of the Funds and any additional required collateral is delivered to each Fund on the next business day. The Funds continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Funds pay various fees in connection with the investment of cash collateral. The Funds pay Mitsubishi fees based on the investment income received from securities lending activities. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. A Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment. At September 30, 2023, the value of securities loaned and cash collateral received are as follows:

Fund	Value of Securities Loaned	Cash Collateral Received
Small-Cap Equity Fund	$1,744,500	$1,737,500
Small-Cap Growth Fund	3,495,382	3,570,551
Mid-Cap Value Fund	-	-
Unconstrained Equity Fund	-	-
Small-Mid Core Equity Fund	-	-
Micro-Cap Equity Fund	1,442,406	1,487,955
Mid-Cap Equity Fund	-	-
Total	$6,682,288	$6,796,006

GG.	ReFlow Program

Instead of borrowing, the Funds may, from time to time, participate in a program offered by ReFlow Fund, LLC. ReFlow operates an auction program over the Internet (the “Auction Program”) through which it makes an alternative source of capital available to participating Funds to allow the participating Funds to satisfy some or all of their daily redemption requests. ReFlow makes the Auction Program available to eligible funds on an investment–blind basis, meaning that ReFlow stands ready to purchase and redeem shares of participating Funds that submit successful bids without regard to their investment objectives or performance, and that, consistent with the terms of the Auction Program, it will buy shares of participating Funds that submit successful bids and redeem such shares without regard to their investment objectives or performance. ReFlow will provide money to participating Funds that submit successful bids in the auction by purchasing shares of the Funds. There is no assurance in participating in such a program either that the Funds will be successful during the Auction, or that ReFlow will have sufficient funds available to meet the Funds’ needs.

In return for this service, the Funds will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are expected to be influenced by and comparable to the costs of other sources of liquidity, such as the Funds’ short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of any Fund. For the fiscal year ended September 30, 2023, the following Funds utilized ReFlow as set forth below. As the Mid-Cap Equity Fund commenced operations on October 2, 2023, the Fund did not utilize ReFlow for the fiscal year ended September 30, 2023.

	Utilization of ReFlow for the Fiscal Year Ended September 30, 2023
Fund	ReFlow Purchased Shares	ReFlow Amount	ReFlow Service Fees Paid	ReFlow Fees As a % of Total Net Assets
Small-Cap Equity Fund	3,620,857	$129,559,978	$245,197	0.004%
Small-Cap Growth Fund	636,265	20,240,586	42,325	0.021%
Mid-Cap Value Fund	1,681,304	45,211,975	65,661	0.016%
Unconstrained Equity Fund	324,432	11,200,284	17,216	0.040%
Small-Mid Core Equity Fund	383,554	12,637,657	10,523	0.037%
Micro-Cap Equity Fund	35,551	814,072	1,321	0.008%

The Board of Trustees of the Trust has approved the use of the ReFlow program on behalf of the Funds in addition to, or in lieu of, borrowing. ReFlow Services LLC, the entity which facilitates the day-to-day operations of ReFlow will provide the Board with quarterly reports regarding the Funds’ usage of the Auction Program, and the Board shall determine annually whether continued participation in the Auction Program is in the best interests of the Funds and their shareholders.

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HH.	Potential Impact of Large Redemptions and Purchases of Fund Shares

From time to time, shareholders of the Funds may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Funds to have to sell securities, or invest additional cash, as the case may be. While the overall impact of these transactions over time is not known, there could be adverse effects on each Fund’s performance to the extent that a Fund is required to sell securities or invest cash at times when it would not otherwise do so, which may result in a loss to the Fund. These transactions may result in higher portfolio turnover, accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and increase transaction costs, which may impact each Fund’s expense ratio. To the extent that such transactions result in short-term capital gains, such gains will generally be taxed at the ordinary income tax rate.

II.	Cyber Security Risk

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies (such as the Funds) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Funds, the Adviser, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Funds or their shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect each Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Funds to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While the Adviser has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause each Fund’s investment in such securities to lose value.

INVESTMENT LIMITATIONS

A.	Fundamental Limitations

The investment limitations described below have been adopted by the Trust with respect to the Funds and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of each Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of each Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

The Funds:

(1) (other than the Unconstrained Equity Fund and Micro-Cap Equity Fund) may not invest in a security if, as a result of such investment, more than 25% of its net assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular “industry,” as the term is used in the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. This restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

(2) may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or that invest in real estate or interests therein;

(3) may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

(4) may not purchase or sell commodities. This restriction shall not prohibit the Funds, subject to the restrictions described in its Prospectus and SAI, from purchasing, selling or entering into futures contracts, options, foreign exchange contracts, swap agreements and other financial transactions not requiring delivery of physical commodities;

(5) may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;

(6) may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act; and

40

(7) may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of a Fund’s portfolio securities.

The fundamental policy above relating to concentration does not pertain to the Unconstrained Equity Fund and the Micro-Cap Equity Fund.

The following policy pertains to the Unconstrained Equity Fund:

The Fund may not invest in a security if, as a result of such investment, more than 25% of its net assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular “industry,” as the term is used in the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction, except that the Fund reserves the right to be concentrated in an individual industry or group of industries by investing, consistent with the Fund’s investment policies and objectives, up to 35% of its assets in the equity securities of issuers in such industry or group of industries, if, at the time of investment, that industry or group of industries represents 10% or more of the Russell 3000®, the Fund’s benchmark index. While it is not possible to forecast exactly when and how this concentration will occur, it would most likely occur in industries where the strategy has historically had the highest weights: Semiconductors & Semiconductor Equipment; Technology Hardware, Storage & Peripherals; Internet & Direct Marketing Retail; Software; Electrical Equipment; Machinery; Biotechnology; and Specialty Retail. This restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto).

The following policy pertains to the Micro-Cap Equity Fund:

The Fund may not invest in a security if, as a result of such investment, more than 25% of its net assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular “industry,” as the term is used in the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction, except that the Fund reserves the right to be concentrated in an individual industry or group of industries when the Adviser’s behavioral finance strategy indicates that such concentration would be beneficial from an investment perspective. by investing, consistent with the Fund’s investment policies and objectives, up to 35% of its assets in the equity securities of issuers in such industry or group of industries, if, at the time of investment, that industry or group of industries represents 10% or more of the Russell Microcap® Index, the Fund’s benchmark index. While it is not possible to forecast exactly when and how this concentration will occur, it would most likely occur in industries where the strategy has historically had the highest weights or currently see potential opportunities: Specialty Retail; Electronic Equipment, Instruments & Components; Health Care Equipment & Supplies; Semiconductors & Semiconductor Equipment; Hotels, Restaurants & Leisure; Textiles, Apparel & Luxury Goods; and Software. This restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto).

While the Small-Cap Equity Fund, Small-Cap Growth Fund, Mid-Cap Value Fund, Small–Mid Core Equity Fund, the Micro-Cap Equity Fund and the Mid-Cap Equity Fund are each “diversified” within the meaning of the 1940 Act and may only purchase securities consistent with the maintenance of each Fund’s status as a diversified investment company, each Fund has an explicit fundamental policy prohibiting the purchase of securities of any issuer unless such purchase is consistent with the maintenance of each Fund’s status as a diversified company under the 1940 Act.

Currently, under the 1940 Act, the Funds generally are not permitted to engage in borrowings unless immediately after a borrowing the value of each Fund’s total assets less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1⁄3% of the Fund’s total assets). In addition, the Funds are not permitted to declare any cash dividend or other distribution on its shares unless, at the time of such declaration, the value of each Fund’s total assets, less liabilities other than borrowing, is at least 300% of such principal amount.

The Funds will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Funds from entering into reverse repurchase transactions, provided that each Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

For purposes of the fundamental limitation regarding loans, the Funds may enter into repurchase agreements, lend securities and acquire debt obligations as permitted under the 1940 Act.

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B.	Policies Relating to Rule 35d-1 under the 1940 Act

The Funds have adopted policies pursuant to Rule 35d-1(a) under the 1940 Act. The Funds will provide to shareholders the notice required by Rule 35d-1 under the 1940 Act, as such may be interpreted or revised from time to time, with respect to any change in any policy adopted pursuant to Rule 35d-1(a). Under such policies:

(1)	The Small-Cap Equity Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of small-cap companies based in the U.S.

(2)	The Small-Cap Growth Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of small-cap companies based in the U.S.

(3)	The Mid-Cap Value Fund and Mid-Cap Equity Fund each invest at least 80% of its net assets (plus borrowings made for investment purposes) in the common stocks of mid-cap companies based in the U.S.

(4)	The Unconstrained Equity Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies based in the U.S

(5)	The Small–Mid Core Equity Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in the common stocks of small to medium cap companies based in the U.S.

(6)	The Micro-Cap Equity Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of micro-cap companies based in the U.S.

C.	Other Information Regarding Investment Restrictions and Policies

The Funds are also subject to other restrictions under the 1940 Act; however, the registration of the Trust under the 1940 Act does not involve any supervision by any federal or other agency of the Trust’s management or investment practices or policies, other than incident to occasional or periodic compliance examinations conducted by the SEC staff or other regulators.

Unless otherwise stated, all limitations applicable to each Fund’s investments will apply at the time of investment. The Funds will not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Any subsequent change in the percentage of each Fund’s total assets invested in certain securities or other instruments resulting from market fluctuations or other changes in each Fund’s total assets will not require the Fund to dispose of an investment until the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to that Fund. The Adviser will take into account market, tax and other consequences to each Fund in considering whether or not to sell or close out an investment that has become inconsistent with an investment limitation after its purchase due to market fluctuations, a change in ratings assigned to the security or other factors. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings. Unless otherwise indicated, references to assets in the percentage limitations on each Fund’s investments refers to total assets.

As noted above, the Funds have adopted policies pursuant to Rule 35d-1(a) under the 1940 Act. For purposes of determining compliance with its Rule 35d-1 policy, the Funds may account for a derivative position by reference to its market value.

The Adviser may use Standard Industrial Classification (SIC) Codes, North American Industry Classification System (NAICS) Codes, the FTSE/Dow Jones Industry Classification Benchmark (ICB) system or any other reasonable industry classification system (including systems developed by the Adviser) for purposes of the Funds’ investment restrictions and policies relating to industry concentration.

In addition, the Adviser may use common definitions and standards to determine compliance with the investment policies, strategies and restrictions of the Funds that are specific to the Adviser. For example, the Adviser may employ definitions and standards in connection with defining Fund market capitalization criteria (e.g., determining whether a company is a “large,” “mid” or “small” capitalization company), characterizing a security as an “equity” or “fixed income” security, characterizing a security as a “growth” or “value” security, determining the composition of an “industry,” “sector” or group of related industries or sectors, determining the scope of a “geographic region” and characterizing an investment as a U.S. or non-U.S. investment (or otherwise determining the location of an investment for purposes of a Fund’s geographic restrictions). In addition, the definitions and standards used by the Adviser may change over time and without notice to investors, and in certain cases the Adviser may use definitions and standards for the Funds that differ from the definitions and standards it uses for other series of the Trust or for other funds and accounts that it advises.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness when such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

To the extent the Funds cover their exposure under a derivative instrument or other borrowing by the segregation of liquid assets, equal in value to the amount of a Fund’s commitment, or by entering into offsetting positions, such instrument is not considered a “senior security” for purposes of the asset coverage requirements otherwise applicable to borrowings by the Funds.

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Each Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for a Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

The phrase “shareholder approval” and the phrase “vote of a majority of the outstanding voting securities” mean the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of the Fund, the Trust or share class, as the case may be, or (2) 67% or more of the shares of the Fund, the Trust or share class, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Temporary Defensive Position. From time to time, the Funds may take temporary defensive positions that are inconsistent with their respective principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, a Fund may hold all or a portion of its assets in cash, money market mutual funds, investment grade short-term money market instruments, U.S. Government and agency securities, commercial paper, certificates of deposit, repurchase agreements and other cash equivalents. The Funds also may invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with their respective principal investment strategies. As a result of engaging in these temporary measures, the Funds may not achieve their respective investment objective.

INVESTMENT MANAGEMENT

A.	General Information

Fuller & Thaler Asset Management, Inc. (“FullerThaler” or the “Adviser”) serves as the investment manager and adviser for the Funds. In this capacity, the Adviser provides investment advisory services to the Funds. Subject to the supervision of the Board, the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and each Fund’s business affairs and other administrative matters. Fuller & Thaler Asset Management, Inc. is wholly beneficially owned and controlled by its employees. The largest shareholder is Dr. Russell J. Fuller who is also the firm’s founder.

The Adviser provides investment management services primarily in long only equity strategies. The Adviser’s primary business is to provide discretionary advisory services to separate managed account clients such as pension plans, individuals, foundations, and to pooled vehicles such as open-ended mutual funds and collective investment trusts. As of December 31, 2023, the Adviser had $22.0 billion in assets under management and advisement.

B.	Investment Advisory Agreement

Under the terms of the Investment Advisory Agreement with the Trust, the Adviser is primarily responsible for managing each Fund’s investments and providing a continuous investment program for the Funds, subject to the supervision of the Board. For its advisory services to the Funds, the Adviser is entitled to receive an annual fee as denoted below based upon each Fund’s average daily net assets. The advisory fee is computed and accrued daily and paid monthly. The advisory fee, if not waived, is assessed to each Fund class based on average daily net assets for the prior month.

Fund	Management Fee Rate as a % of average daily net assets of the Fund
Small-Cap Equity Fund	0.60%
Small-Cap Growth Fund	0.85%
Mid-Cap Value Fund	0.75%
Unconstrained Equity Fund	0.85%
Small-Mid Core Equity Fund	0.80%
Micro-Cap Equity Fund	1.45%
Mid-Cap Equity Fund	0.75%

For the Small-Cap Equity Fund, effective January 29, 2024, the Adviser has contractually agreed to waive its management fee and/or reimburse Fund expenses so that total annual operating expenses do not exceed 1.30%, 1.80%, 1.25%, 0.92% and 0.80% for A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, respectively, of the Fund’s average daily net assets through January 31, 2025.

For the Small-Cap Growth Fund, effective January 29, 2024, the Adviser has contractually agreed to waive its management fee and/or reimburse Fund expenses so that total annual operating expenses do not exceed 1.30%, 1.80%, 1.25%, 0.96% and 0.86% for A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, respectively, of the Fund’s average daily net assets through January 31, 2025.

For the Mid-Cap Value Fund, effective January 29, 2024, the Adviser has contractually agreed to waive its management fee and/or reimburse Fund expenses so that total annual operating expenses do not exceed 1.20%, 1.70%, 1.15%, 0.79% and 0.69% for A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, respectively, of the Fund’s average daily net assets through January 31,

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2025. Prior to January 29, 2024, the Adviser had agreed to contractually waive its management fee and/or reimburse expenses so that total annual operating expenses do not exceed 1.20%, 1.70%, 1.15%, 0.90%, and 0.75% for A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, respectively, of the Fund’s average daily net assets through January 31, 2024.

For the Unconstrained Equity Fund, effective January 29, 2024, the Adviser has contractually agreed to waive its management fee and/or reimburse Fund expenses so that total annual operating expenses do not exceed 1.30%, 1.80%, 1.25%, 0.97% and 0.87% for A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, respectively, of the Fund’s average daily net assets through January 31, 2025.

For the Small-Mid Core Equity Fund, effective January 29, 2024, the Adviser has contractually agreed to waive its management fee and/or reimburse Fund expenses so that total annual operating expenses do not exceed 1.26%, 1.76%, 1.21%, 0.87% and 0.77% for A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, respectively, of the Fund’s average daily net assets through January 31, 2025. Prior to January 29, 2024, the Adviser had agreed to contractually waive its management fee and/or reimburse expenses so that total annual operating expenses do not exceed 1.26%, 1.76%, 1.21%, 0.93% and 0.83% for A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, respectively, of the Fund’s average daily net assets through January 31, 2024.

For the Micro-Cap Equity Fund, effective January 29, 2024, the Adviser has contractually agreed to waive its management fee and/or reimburse Fund expenses so that total annual operating expenses do not exceed 1.75%, 2.25%, 1.70%, 1.29% and 1.19% for A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, respectively, of the Fund’s average daily net assets through January 31, 2025. Prior to January 29, 2024, the Adviser had agreed to contractually waive its management fee and/or reimburse expenses so that total annual operating expenses do not exceed 1.75%, 2.25%, 1.70%, 1.40% and 1.30% for A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, respectively, of the Micro-Cap Equity Fund’s average daily net assets through January 31, 2024.

For the Mid-Cap Equity Fund, effective January 29, 2024, the Adviser has contractually agreed to waive its management fee and/or reimburse Fund expenses so that total annual operating expenses do not exceed 1.23%, 1.78%, 0.79%, and 0.69% for A Shares, C Shares, Institutional Shares and R6 Shares, respectively, of the Fund’s average daily net assets through January 31, 2025. Prior to January 29, 2024, the Adviser had agreed to contractually waive its management fee and/or reimburse expenses so that total annual operating expenses do not exceed 1.23%, 1.78%, 0.88% and 0.78% for A Shares, C Shares, Institutional Shares and R6 Shares, respectively, of the Fund’s average daily net assets through January 31, 2024.

The expense limitations of the Funds do not apply to (i) interest (other than custodial overdraft fees and expenses associated with a Fund’s participation in an alternative liquidity program), (ii) taxes, (iii) brokerage fees and commissions, (iv) other extraordinary expenses not incurred in the ordinary course of a Fund’s business, (v) dividend expense on short sales and (vi) indirect expenses such as acquired fund fees and expenses incurred by a Fund in any fiscal year. During any fiscal year that the Investment Advisory Agreement between the Adviser and Capitol Series Trust (the “Trust”) is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first took effect and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board may terminate such agreement at any time. The Expense Limitation Agreement shall terminate automatically upon the termination of the Advisory Agreement.

For the fiscal periods ended as indicated in the tables below, the fees payable to the Adviser, the reductions attributable to contractual fee waivers and the net fees paid (reimbursed) with respect to each Fund were as detailed below. Because the Mid-Cap Equity Fund was not operational for the fiscal years ended September 30, 2023, September 30, 2022, and September 30, 2021, there were no fees payable to the Adviser and no reductions attributable to contractual fee waivers and the net fees paid (reimbursed) with respect to the Fund for these time periods.

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Small-Cap Equity Fund:

Fiscal Year Ended	Advisory Fees Accrued	Recoupments/(Fee Waiver/Expense Reimbursement)	Net Advisory Fees
September 30, 2023	$37,659,669	$0	$37,659,669
September 30, 2022	$34,290,434	$0	$34,290,434
September 30, 2021	$26,668,219	$0	$26,668,219

Small-Cap Growth Fund:

Fiscal Period Ended	Advisory Fees Accrued	Fee Waiver/ Expense Reimbursement	Net Advisory Fees
September 30, 2023	$1,683,677	$(299,044)	$1,384,633
September 30, 2022	$960,591	$(217,496)	$743,095
September 30, 2021	$784,506	$(124,546)	$659,960

Mid-Cap Value Fund:

Fiscal Period Ended	Advisory Fees Accrued	Fee Waiver/ Expense Reimbursement	Net Advisory Fees
September 30, 2023	$3,095,608	$(353,753)	$2,741,855
September 30, 2022	$2,017,914	$(110,343)	$1,907,571
September 30, 2021	$682,900	$(98,471)	$584,429

Unconstrained Equity Fund:

Fiscal Period Ended	Advisory Fees Accrued	Fee Waiver/ Expense Reimbursement	Net Advisory Fees
September 30, 2023	$362,085	$(160,352)	$201,733
September 30, 2022	$522,376	$(178,975)	$343,401
September 30, 2021	$583,793	$(86,039)	$497,754

Small-Mid Core Equity Fund:

Fiscal Period Ended	Advisory Fees Accrued	Fee Waiver/ Expense Reimbursement	Net Advisory Fees
September 30, 2023	$228,645	$(118,926)	$109,719
September 30, 2022	$47,738	$(96,132)	$(48,394)
September 30, 2021	$36,504	$(79,695)	$(43,191)

Micro-Cap Equity Fund:

Fiscal Period Ended	Advisory Fees Accrued	Fee Waiver/ Expense Reimbursement	Net Advisory Fees
September 30, 2023	$252,313	$(124,720)	$127,593
September 30, 2022	$214,668	$(110,062)	$104,606
September 30, 2021	$169,775	$(90,794)	$78,981

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As of September 30, 2023, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements as follows:

Advisory Fee Waivers and Expense Reimbursements Recoverable Through	Small-Cap Equity Fund	Small-Cap Growth Fund	Mid-Cap Value Fund	Unconstrained Equity Fund	Small-Mid Core Equity Fund	Micro-Cap Equity Fund
September 30, 2024	$-	$124,546	$98,471	$86,039	$79,695	$90,794
September 30, 2025	$-	$217,496	$110,343	$178,975	$96,132	$110,062
September 30, 2026	$-	$299,044	$353,753	$160,352	$118,926	$124,720

The renewal for an additional one-year period of the Investment Advisory Agreement between the Trust and FullerThaler was approved by the Board, including all of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as that term is defined in Section 2(a)(19) of the 1940 Act, at an in-person meeting held on December 7 and 8, 2022 with regard to each of the FullerThaler Funds, with the exception of the Mid-Cap Equity Fund. With regard to the Mid-Cap Equity Fund, the Board, including all of the Independent Trustees, approved the Fund’s initial investment advisory agreement for a two-year term with the Adviser at the same meeting held on December 7-8, 2022. A discussion of the factors that the Board considered in approving the renewal of the Investment Advisory Agreement, and the initial approval of the Investment Advisory Agreement with regard to the Mid-Cap Equity Fund, is included in the Funds’ semi-annual report to shareholders for the fiscal period ended March 31, 2023. The renewal for an additional one-year period of the Investment Advisory Agreement between the Trust and FullerThaler was approved by the Board, including all of the Independent Trustees, at a meeting held on December 7 and 8, 2023. A discussion of the factors that the Board considered in approving the renewal of the Investment Advisory Agreement will be included in the Funds’ semi-annual report to shareholders for the fiscal period ending March 31, 2024.

If the Adviser ceases to act as investment adviser to any Fund or, if the Adviser requests in writing, the Trust shall take prompt action to change the name of the Funds to a name that does not include the term “FullerThaler.”

C.	Payments to Financial Institutions

The Adviser may pay certain financial institutions (which may include banks, broker-dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of these services will be lower than to those shareholders who do not. The Funds may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

D.	The Portfolio Managers

Other Accounts Managed By Portfolio Managers. The table below identifies for the Funds’ portfolio managers the number of accounts managed (excluding each Fund) as the lead portfolio manager, associate portfolio manager, or analyst (and not as the back-up portfolio manager) and the total assets in such accounts, within each of the following categories: other pooled investment vehicles, other accounts, and other registered investment companies. Information in the table is shown as of September 30, 2023. Asset amounts are approximate and have been rounded.

	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies		Accounts With Performance-Based Advisory Fee
Portfolio Manager	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Raife Giovinazzo	0	$-	424	$391	0	$-	0	$-
Ryam Lee	1	$66	1,587	$1,660	1	$7,305	0	$-
Raymond Lin	0	$-	79	$167	0	$-	0	$-
David M. Potter	1	$66	1,587	$1,660	1	$7,305	0	$-
Frederick Stanske	1	$66	603	$647	0	$-	0	$-
Jasmine Zhang	0	$-	424	$391	0	$-	0	$-

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Compensation. The following explains the compensation structure of each individual (as listed in the Prospectus) who shares primary responsibility for day-to-day portfolio management of the Funds.

FullerThaler is 100% beneficially owned by its investment professionals, named principals, and other key employees. As owners, FullerThaler’s investment professionals are co-invested in the strategies they manage and are typically paid above industry averages. As owners, FullerThaler’s investment professionals are ultimately compensated based on the long-term performance of its business, which is largely based on the long-term performance of its strategies. The value of these ownership stakes is typically the most significant long-term driver of compensation for investment professionals. Investment professionals and other key employees own a majority of FullerThaler. As its named principals continue to gradually reduce their ownership stakes, FullerThaler grants additional shares to investment professionals and other key employees. Year-to-year, pre-tax cash bonuses are based on a combination of criteria, including the firm’s profitability, an investment professional’s contributions to the firm’s and his/her strategy’s Year-To-Date, 1, 3, 5, 10, and tenure-long year performance relative to the strategy’s benchmark, and an investment professional’s contributions to improvements to the firm’s behavioral investment process, and can vary significantly both year-to-year and among investment professionals. Investment professionals may be granted ownership in FullerThaler within a few years of joining the firm.

Ownership of Fund Shares. As of December 31, 2023, each portfolio manager that retained decision making authority over a Fund’s management beneficially owned shares of each Fund as summarized in the following table.

Fund/Portfolio Manager	Dollar Range of Beneficial Ownership in the Corresponding Fund as of December 31, 2023
Small-Cap Equity Fund
Raife Giovinazzo	Over $1,000,000
Frederick Stanske	Over $1,000,000
Small-Cap Growth Fund
Frederick Stanske	Over $1,000,000
Raymond Lin	$500,001 - $1,000,000
Mid-Cap Value Fund
David Potter	Over $1,000,000
Ryam Lee	$500,001 - $1,000,000
Unconstrained Equity Fund
Raymond Lin	Over $1,000,000
Raife Giovinazzo	Over $1,000,000
Small-Mid Core Equity Fund
Raymond Lin	Over $1,000,000
Raife Giovinazzo	Over $1,000,000
Micro-Cap Equity Fund
Frederick Stanske	Over $1,000,000
Raymond Lin	$100,001 - $500,000
Mid-Cap Equity Fund
Raife Giovinazzo	Over $1,000,000
Frederick Stanske Jasmine Zhang	Over $1,000,000 $10,001 - $50,000

Potential Conflicts of Interest. Responsibility for managing the Adviser’s investment strategies is organized according to investment styles (growth, value or blend) and market capitalization (micro-cap, small-cap, small/mid-cap, mid-cap, all-cap, or large-cap). Generally, a portfolio manager is responsible for managing all the client portfolios with a certain investment style and market capitalization. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across portfolios in the same strategy, which minimizes the potential for conflicts of interest.

Another potential conflict of interest may be perceived with respect to compensation. The Adviser may receive more compensation with respect to certain accounts than that received with respect to the Funds. Such greater compensation may be attributable to the fact that some accounts may be larger than a Fund, some accounts may pay a higher management fee rate than the Funds, or some accounts may also pay a performance fee unlike the Funds. This may create a potential conflict of interest for the Adviser or its portfolio managers by providing an incentive to favor these other accounts when, for example, placing securities transactions. The Adviser may have an incentive to allocate securities that are expected to increase in value to favored accounts. To address this, the Adviser has established policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. As a matter of general policy, the Adviser aggregates orders for the same equity security placed at around the same time. When aggregated trades are executed,

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accounts participating in the trade will be allocated their pro rata share on an average price basis, subject to certain limited exceptions. In the event pro rata allocation may not be feasible or in the best interest of its clients, the Adviser will seek to allocate transactions in another manner that is fair and equitable over time.

Another potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the cost of securities subsequently purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Adviser manages accounts that engage in short sales of securities of the type in which the Funds invest, the Adviser could be seen as harming the performance of the Funds for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

The Funds’ portfolio managers may face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts.

The Adviser believes it has adopted policies and procedures to address actual and potential conflicts of interest; however, there is no guarantee that such policies and procedures will detect each and every situation in which a conflict may arise.

Corporate Culture. The Adviser’s corporate culture reflects the values of placing the best interest of our clients and prospective clients first while conducting ourselves with the highest level of professionalism and integrity. The firm encourages employee team work in considering unique points of view, as well as supports continued learning through ongoing education with the belief that these values are critical to maintaining an uncompromising pursuit of quality and knowledge which will benefit our clients and contribute to the growth and success of our firm.

TRUSTEES AND OFFICERS

A.	General Information

The Board supervises the business activities of the Trust and is responsible for protecting the interests of shareholders. The Chairman of the Board is Walter B. Grimm, who is an Independent Trustee of the Trust.

Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her required retirement as a Trustee as of December 31 of the year that he or she turns age 78, death, resignation, or removal. At the invitation of the Board, a Trustee may serve as an Emeritus Trustee for no more than 2 years after December 31 of the year that he or she turns 78, subject to such terms as the Board may specify, including with respect to compensation. Officers are re-elected annually by the Board. The address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

As of the date of this SAI, the Trustees oversee the operations of 16 series.

Independent Trustee Background. The following table provides information regarding the Independent Trustees.

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Walter B. Grimm Birth Year: 1945 Trustee and chair Began Serving: November 2013

Principal Occupations(s): President, Leigh Management Group, LLC (consulting firm) (October 2005 to present); President, Leigh Investments, Inc. (1988 to present); and Board member, Boys & Girls Club of Coachella (2018 to present).

Lori Kaiser Birth Year: 1963 TRUSTEE Began Serving: July 2018	Principal Occupations(s): Founder and CEO, Kaiser Consulting since 1992; Board Member, Fortuna Bank (currently in formation).

Janet Smith-Meeks Birth Year: 1955 TRUSTEE Began Serving: July 2018

Principal Occupations(s): Co-Founder and CEO, Healthcare Alignment Advisors, LLC (consulting company) since August 2015.

Previous Position(s): President and Chief Operating Officer, Mount Carmel St. Ann’s Hospital (2006 to 2015).

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Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Mary Madick Birth Year: 1958 Trustee Began Serving: November 2013

Principal Occupations(s): President, US Health Holdings, a division of Ascension Insurance (2020 to present).

Previous Position(s): President (2019 to 2020) and Chief Operating Officer (2018 to 2019), Dignity Health Managed Services Organization; Chief Operating Officer, Pennsylvania Health and Wellness (fully owned subsidiary of Centene Corporation) (2016 to 2018); Vice President, Gateway Heath (2015 to 2016).

Officers. The following table provides information regarding the Officers.

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Officer Positions
Matthew J. Miller Birth Year: 1976 PRESIDENT and CHIEF EXECUTIVE OFFICER Began Serving: September 2013 (as VP); September 2018 (as President)

Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present).

Previous Position(s): Vice President, Capitol Series Trust (September 2013 to March 2017); Chief Executive Officer and President, Capitol Series Trust (March 2017 to March 2018); Secretary, Capitol Series Trust (March 2018 to September 2018).

Zachary P. Richmond Birth Year: 1980 TREASURER AND CHIEF FINANCIAL OFFICER Began Serving: August 2014

Principal Occupation(s): Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC (February 2019 to present).

Previous Position(s): Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (December 2015 to February 2019).

Martin R. Dean Birth Year: 1963 CHIEF COMPLIANCE OFFICER Began Serving: May 2019

Principal Occupation(s): President, Northern Lights Compliance Services, LLC (since January 2023).

Previous Position(s): Vice President, Director of Fund Compliance, Ultimus Fund Solutions, LLC (January 2016 to January 2023).

Paul Leone Birth Year: 1963 SECRETARY Began Serving: June 2021

Principal Occupation(s): Vice President and Senior Counsel, Ultimus Fund Solutions, LLC (2020 to present).

Previous Position(s): Managing Director, Leone Law Office, P.C. (2019 to 2020); and served in the roles of Senior Counsel – Distribution and Senior Counsel - Compliance, Empower Retirement/Great-West Life & Annuity Ins. Co. (2015 to 2019).

Stephen L. Preston Birth Year: 1966 ANTI-MONEY LAUNDERING OFFICER Began Serving: December 2016

Principal Occupation(s): Chief Compliance Officer, Ultimus Fund Distributors, LLC (June 2011 to present).

Previous Position(s): Chief Compliance Officer, Ultimus Fund Solutions, LLC (June 2011 to August 2019).

B.	Qualifications of the Trustees

In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he or she was selected to serve as Trustee:

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Mr. Walter B. Grimm – Mr. Grimm has over 20 years of experience in the financial services industry, including as a trustee of other mutual funds and as the head of Client Services and Relationship Management areas for a mutual fund servicing company. He was selected to serve as a Trustee of the Trust based primarily on his extensive knowledge of mutual fund operations. Mr. Grimm has been a Trustee since November 2013 and began serving as Chair of the Board in March 2018.

Ms. Lori Kaiser - Ms. Kaiser is the CEO of Kaiser Consulting, an international professional services firm that she founded in 1992, which specializes in accounting, finance, and IT consulting. She is a Certified Public Accountant and a Chartered Global Management Accountant, with over 20-years’ experience serving the needs of auto/auto-parts manufacturers and various other industries, including financial, communications, not-for-profits, mutual funds, and insurance. She advises executive management on issues of risk identification and mitigation, mergers, acquisitions, and integrations. Prior to Kaiser Consulting, Ms. Kaiser was the Chief Financial Officer at Lowestpremium.com, an online insurance aggregator enabling users to search for the lowest auto insurance rates. Earlier in her career, Ms. Kaiser served as Corporate Controller for Nationwide Communications, Inc., the media subsidiary of Nationwide Insurance Company, and she began her career in the audit practice of KPMG, LLP in Columbus, Ohio.

Ms. Kaiser has board and community service experience with a variety of organizations. She is a Board member of the Business Advisory Council at Miami University’s Farmer School of Business. Ms. Kaiser also serves on the Board of Trustees and is Chair for the Ohio Society of Certified Public Accountants. She also serves on the Board of National Church residences, the nation’s largest not-for-profit provider of affordable senior housing, and is on its Finance and Audit Committee. She also serves on the Board of Trustees for Franklin University and is also an Audit Committee member. As a member of the Executive Board of the Columbus Chamber of Commerce, she chairs its Small Business Council. She is also on the Governing Council of the AICPA. She is also a Board Member of Fortuna Bank, which is currently in formation. Ms. Kaiser completed a three-year term on the Board of Directors of the National Association of Women Business Owners, where she also served as Treasurer and as a member of the Executive Committee. Ms. Kaiser was selected to serve as a Trustee as a result of her board and executive level leadership experience, as well as her extensive financial, IT and risk management experience. Ms. Kaiser has been a Trustee since July 2018. Ms. Kaiser earned an MBA with honors from the University of Chicago and received a BS from Miami University, graduating cum laude. In addition, she is an adjunct professor in the MBA Program at Ohio State University Fisher School of Business. Ms. Kaiser also serves as Chair of the Trust’s Audit Committee and has been designated as an “audit committee financial expert” to the Trust’s Audit Committee, as that designation is defined by SEC rules.

Ms. Janet S. Meeks - Ms. Meeks has 45 years of experience in the healthcare and financial services industries. Ms. Meeks founded Healthcare Alignment Advisers, LLC in 2015, a consulting company located in Westerville, Ohio, that provides advice to healthcare executives with respect to, among other things, strategy development and implementation and currently serves as the Chief Executive Officer. Ms. Meeks previously served for nine years as President and Chief Operating Officer of Mount Carmel St. Ann’s Hospital (MCSA), a regional medical center located in Westerville, Ohio, and ranked among the Top 100 hospitals nationally. She served in executive roles for four nationally known healthcare systems, including Trinity Health and Vanderbilt University Medical Center. Before entering the healthcare sector, Ms. Meeks worked in the financial services industry for Bank of Mississippi.

As an experienced corporate director, Ms. Meeks currently serves on the Board of Directors of National Church Residences, where she also serves on the Executive Committee and as Chairperson of the Senior Living Subsidiary Board Committee. She previously served on the Healthcare Quality Committee and as Chairperson of the Affordable Housing Subsidiary Committee, which oversees 300 properties nationally. Ms. Meeks has served on the Governance Committee and Human Resources/Executive Compensation Committee of that organization. Ms. Meeks served on the Advisory Board of LeaderStat, a national healthcare staffing, consulting and executive search organization. Ms. Meeks has served as a faculty member of the AHA Society for Healthcare Planning and Marketing National Conferences, the Healthcare Strategy Institute National Conferences, and as an Instructor for the University of Mississippi School of Business Administration. Ms. Meeks has published extensively and is an accomplished national speaker. Ms. Meeks was selected to serve as a Trustee as a result of her board and executive level leadership experience and her extensive financial industry, marketing, and strategy expertise. Ms. Meeks has been a Trustee since July 2018 and serves as Chair of the Valuation Committee. Ms. Meeks is a two-time graduate of the University of Mississippi, where she received an undergraduate degree in banking and finance and an MBA in finance.

Ms. Mary Madick – Ms. Madick has over 25 years of experience in customer service, processing operations, and systems implementation experience both in the managed care and financial services arenas. Prior to work in the managed care arena, Ms. Madick served as the Vice President in charge of Business Applications for a large mutual fund company and as a Senior Vice President of Transfer Agency Operations for a mutual fund services provider. She was selected to serve as a Trustee of the Trust based primarily on her significant corporate experience as well as her operational knowledge of mutual fund operations. Ms. Madick has been a Trustee since November 2013. Ms. Madick also serves as Chair of the Nominating Committee.

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C.	Risk Management

The overall management and affairs of the Trust are supervised by the Board. The Board consists of four individuals. The Trustees are fiduciaries and are governed by the laws of the State of Ohio in this regard. The Board establishes policies for the operation of the Trust and appoints the officers who conduct the daily business of the Trust. The Board provides oversight over the management and operations of the Trust. The day-to-day responsibility for the management and operation of the Trust is the responsibility of various officers and service providers to the Trust and its individual series, such as the Adviser, Distributor, administrator, custodian, and Transfer Agent, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust and its service providers, including the agreements with the Adviser, Distributor, administrator, custodian and Transfer Agent. The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In all cases, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. The Board is comprised of four Independent Trustees – Mr. Walter Grimm, Ms. Lori Kaiser, Ms. Janet S. Meeks and Ms. Mary Madick. Accordingly, all of the members of the Board are Independent Trustees and are not affiliated with any investment adviser to the Trust or their respective affiliates or other service providers to the Trust or any Trust series. The Board has established three standing committees, an Audit Committee, a Nominating Committee and a Valuation Committee, which are discussed in greater detail below. Each of the Audit Committee and Nominating Committee is comprised entirely of Independent Trustees. The Valuation Committee is comprised of all of the Trustees of the Trust, including the Independent Trustees, plus the Trust’s President/Principal Executive Officer and its Treasurer/Principal Financial Officer. Non-Trustee members of the Valuation Committee serve as non-voting members.

As part of its efforts to oversee risk management associated with the Trust, the Board has established the Audit Committee, the Nominating Committee and the Valuation Committee as described below:

●	The Audit Committee consists of all of the Independent Trustees. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of financial statements and the independent audits of the financial statements; and acting as a liaison between the independent auditors and the full Board.

●	The Nominating Committee consists of all of the Independent Trustees. The Nominating Committee is responsible for identifying and nominating Trustee candidates to the full Board. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Nominating Committee in care of the Trust.

●	The Valuation Committee consists of all of the Trustees plus the Trust’s President/Principal Executive Officer and its Treasurer/Principal Financial Officer. Non-Trustee members of the Valuation Committee serve as non-voting members. The Valuation Committee is responsible for reviewing or approving fair valuation determinations pursuant to the Trust’s Portfolio Valuation Procedures. As part of its function, the Valuation Committee considers all fair value pricing methodologies proposed by the Valuation Designees and approves such methodologies, and any amendments thereto.

The Audit Committee generally meets at least annually. The Audit Committee reviews reports provided by administrative service providers, legal counsel and independent accountants. The Nominating Committee and Valuation Committee meet as needed. The Committees report directly to the Board. For the fiscal year ended September 30, 2023, the Audit Committee met six times, four of which involved matters relating to the Funds. For the fiscal year ended September 30, 2023, the Nominating Committee did not meet and the Valuation Committee met four times. The inclusion of all Independent Trustees as members of the Audit Committee, Nominating Committee and Valuation Committee allow all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes.

The Independent Trustees have engaged their own independent legal counsel to provide advice on regulatory, compliance and other topics. In addition, the Board has engaged on behalf of the Trust a full-time Chief Compliance Officer (“CCO”) who is responsible for overseeing compliance risks. The CCO reports to the Board at least quarterly any material compliance items that have arisen, and on an annual basis provides to the Board a comprehensive compliance report outlining the effectiveness of compliance policies and procedures of the Trust and its service providers. As part of the CCO’s risk oversight function, the CCO seeks to understand the risks inherent in the operations of the Trust’s series and their advisers and sub-advisers. Periodically the CCO provides reports to the Board that:

●	Assess the quality of the information the CCO receives from internal and external sources;

●	Assess how Trust personnel monitor and evaluate risks;

●	Assess the quality of the Trust’s risk management procedures and the effectiveness of the Trust’s organizational structure in implementing those procedures;

●	Consider feedback from and provide feedback regarding critical risk issues to administrative and advisory personnel responsible for implementing risk management programs; and

●	Consider economic, industry, and regulatory developments, and recommend changes to the Trust’s compliance programs as necessary to meet new regulations or industry developments.

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The Trustees meet on a quarterly basis, typically for 1-2 days of meetings. Trustees also participate in special meetings and conference calls as needed. In addition to Board meetings, Trustees may participate in teleconferences to review and discuss 15(c) materials, and to interview advisers and sub-advisers whose contracts are up for renewal at the next regularly scheduled Board meeting. Legal counsel to the Trust provides quarterly reports to the Board regarding regulatory developments. On a quarterly basis, the Trustees review and discuss some or all of the following compliance and risk management reports relating to the series of the Trust:

●	Fund Performance/Morningstar Report/Portfolio Manager’s Commentary

●	Code of Ethics review

●	NAV Errors, if any

●	Distributor Compliance Reports

●	Timeliness of SEC Filings

●	Dividends and other Distributions

●	List of Brokers, Brokerage Commissions Paid and Average Commission Rate

●	Review of 12b-1 Payments

●	Multiple Class Expense Reports

●	Anti-Money Laundering/Customer Identification Reports

●	Administrator and CCO Compliance Reports

●	Market Timing Reports

From time to time, one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board meetings to discuss various topics.

The Board has not adopted a formal diversity policy. When soliciting future nominees for Trustee, the Nominating Committee will make efforts to identify and solicit qualified minorities and women.

The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; and the distribution arrangements of the funds. At least annually, the Board conducts an assessment of the Board’s and their individual effectiveness in overseeing the Trust. Based upon its assessment, the Board determines whether additional risk assessment or monitoring processes are required with respect to the Trust or any of its service providers.

Based on the qualifications of each of the Trust’s Trustees and officers, the risk management practices adopted by the Board, including a regular review of several compliance and operational reports, and the committee structure adopted by the Board, the Trust believes that its leadership is appropriate.

D.	Trustee Ownership of Shares of the Fund and of the Fund Complex

The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2023.

Dollar Range of Shares of
Trustee	Small-Cap Equity Fund	Small-Cap Growth Fund	Mid-Cap Value Fund	Unconstrained Equity Fund	Small-Mid Core Equity Fund	Micro-Cap Equity Fund	Mid-Cap Equity Fund	Aggregate Dollar Range of Shares of All Series Within the Trust**
Independent Trustees
Walter B. Grimm	$10,001 - $50,000	None	None	$1 - $10,000	None	None	None	$50,001 - $100,000
Lori Kaiser	None	None	None	None	None	None	None	None
Janet S. Meeks	None	None	None	None	None	None	None	None
Mary Madick	None	None	None	None	None	None	None	None

**	The Trust currently consists of 16 series.

Set forth below is the annual compensation paid to the Independent Trustees and by the Trust on an aggregate basis. No Interested Trustee or officer receives compensation from the Trust although all Trustee and officer travel expenses incurred to attend Board and committee meetings are reimbursed. Trustees’ fees and Trustee and officer reimbursable travel expenses are Trust expenses and the Funds incur their respective share of such expenses, which are allocated among the Funds in such manner as the Trustees determine to be fair and equitable. None of the Trustees receive pension or retirement benefits for his or her services to the Trust.

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	2023 Annual Compensation from the
Trustee	Small-Cap Equity Fund	Small-Cap Growth Fund	Mid-Cap Value Fund	Unconstrained Equity Fund	Small-Mid Core Equity Fund	Micro-Cap Equity Fund	Mid-Cap Equity Fund	2023 Total Compensation From Trust(1)
Independent Trustees
Walter B. Grimm	$3,875	$3,875	$3,875	$3,875	$3,875	$3,875	$1,000	$59,125
Lori Kaiser	$3,875	$3,875	$3,875	$3,875	$3,875	$3,875	$1,000	$59,125
Janet S. Meeks	$3,875	$3,875	$3,875	$3,875	$3,875	$3,875	$1,000	$59,125
Mary Madick	$3,875	$3,875	$3,875	$3,875	$3,875	$3,875	$1,000	$59,125

(1)	The Trust currently consists of 16 series.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 4, 2024, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of each Fund and each Fund class.

As of January 4, 2024, certain shareholders of record owned 5% or more of a Fund class. These shareholders and any shareholder known by the Funds to own 5% or more of a Fund class are listed in the table below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

5% Shareholders	Name and Address	Shares	% of Class
FullerThaler Behavioral Small-Cap Equity Fund

A Shares
	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY ACCOUNT FOR THE 211 MAIN ST SAN FRANCISCO, CA 94105-1905	32,280.8080	9.91%
	MERRILL LYNCH, PIERCE FENNER & SMITH/FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FL 32246	18,864.5140	5.79%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA 12TH FL NEW YORK, NY 10004-1901	24,146.0660	7.42%
	WELLS FARGO CLEARING SERVICES LLC/ SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST. LOUIS, MO 63103	135,321.0870	41.56%
	PERSHING LLC P.O. BOX 2052 JERSEY CITY, NJ 07303-2052	84,221.4180	25.87%

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5% Shareholders	Name and Address	Shares	% of Class
C Shares
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA 12TH FL NEW YORK, NY 10004-1901	89,897.4540	25.42%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG, FL 33716	19,747.9510	5.58%
	PERSHING LLC P.O. BOX 2052 JERSEY CITY, NJ 07303-5052	185,741.9910	52.53%
	MERRILL LYNCH, PIERCE FENNER & SMITH/FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FL 32246	43,769.2710	12.38%
Investor Shares
	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY ACCOUNT FOR THE 211 MAIN ST SAN FRANCISCO, CA 94105-1905	7,150,251.6190	65.64%
Institutional Shares
	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY ACCOUNT FOR THE 211 MAIN ST SAN FRANCISCO, CA 94105-1905	32,255,249.4220	24.67%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA 12TH FL NEW YORK, NY 10004-1901	16,269,587.5950	12.44%
	MERRILL LYNCH, PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FL 32246	23,292,412.4920	17.81%
	RAYMOND JAMES/OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG, FL 33716	11,095,248.1090	8.49%
	PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	10,237,011.0500	7.83%

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5% Shareholders	Name and Address	Shares	% of Class
R6 Shares
	MERRILL LYNCH, PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FL 32246	12,483,972.0880	25.67%
	WELLS FARGO BANK NA FBO/OMNIBUS CASH XXXX0 PO BOX 1533 MINNEAPOLIS, MN 55480	3,602,901.0140	7.41%
	SEI PRIVATE TRUST COMPANY C/O ID 225 ATTN: MUTUAL FUNDS ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	10,060,213.1350	20.69%
	SEI PRIVATE TRUST COMPANY C/O ID 225 ATTN: MUTUAL FUNDS ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	3,159,818.4560	6.50%
	STATE STREET BANK & TRUST CO TTEE/KENVU SVGS PLANS MASTER TR (US PLAN) 1776 HERITAGE DRIVE NORTH QUINCY, MA 02171	2,747,948.7680	5.65%

5% Shareholders	Name and Address	Shares	% of Class
FullerThaler Behavioral Small-Cap Growth Fund

A Shares
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA 12TH FL NEW YORK, NY 10004-1901	27,699.8600	40.29%
	RAYMOND JAMES/OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG, FL 33716	5,013.9510	7.29%
	AMERICAN ENTERPRISE INV SVCS A/C 1687-7789 707 2ND AVE SOUTH MINNEAPOLIS, MN 55402	3,594.2830	5.23%
	ASCENSUS TRUST COMPANY FBO MALCOLM & CISNEROS A LAW CORP. 401 590528 P.O. BOX 10758 FARGO, ND 58106	8,022.7340	11.67%
	PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	10,935.6680	15.91%

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5% Shareholders	Name and Address	Shares	% of Class
C Shares
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA 12TH FL NEW YORK, NY 10004-1901	142,641.8260	70.59%
	RAYMOND JAMES/OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG, FL 33716	18,715.5610	9.26%
	PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	35,476.0630	17.56%
Investor Shares
	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY ACCOUNT FOR THE 211 MAIN ST SAN FRANCISCO, CA 94105-1905	348,747.5940	66.83%
Institutional Shares
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE 211 MAIN ST SAN FRANCISCO, CA 94105-1905	1,593,416.4170	15.40%
	MORGAN STANLEY SMITH BARNEY LLC/FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA 12TH FL NEW YORK, NY 10004-1901	2,887,984.9420	27.91%
	PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	1,194,240.9720	11.54%
	SPEC CDY A/C EXCL BEN CUST UBSFSI/0O0 11011 6100 OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD., 5TH FL WEEHAWKEN, NJ 07086	922,189.8580	8.91%
	LPL FINANCIAL/FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO, CA92150-9046	1,087,889.3400	10.51%
	RAYMOND JAMES/OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG, FL 33716	793,135.0650	7.66%

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5% Shareholders	Name and Address	Shares	% of Class
R6 Shares
	SPEC CDY A/C EXCL BEN CUST UBSFSI/0O0 11011 6100 OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD, 5TH FLOOR WEEHAWKEN, NJ 07086	227,153.0780	8.59%
	DCGTT AS TTEE AND/OR CUST/FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	248,662.1550	9.40%
	GREAT-WEST TRUST COMPANY LLC FBO EMPOWER TRUST FBO/EMPOWER BENEFIT PLANS 8515 E ORCHARD RD RT2 GREENWOOD VILLAGE CO 80111	135,805.3700	5.13%
	SEI PRIVATE TRUST COMPANY C/O ID 866 ATTN: MUTUAL FUNDS ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	756,440.5320	28.60%
	EMPOWER TRUST FBO/PENN ENTERTAINMENT INC 401K 8525 E ORCHARD RD GREENWOOD VILLAGE CO 80111	371,297.3640	14.04%
	NATIONAL FINANCIAL SERVICES LLC/FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	523,878.0740	19.81%

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5% Shareholders	Name and Address	Shares	% of Class
FullerThaler Behavioral Mid-Cap Value Fund

A Shares
	RAYMOND JAMES/OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG, FL 33716	27,076.1340	40.43%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	36,378.7840	54.32%
C Shares
	RAYMOND JAMES/OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG, FL 33716	11,470.7870	66.70%
	MORGAN STANLEY SMITH BARNEY LLC/FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA 12TH FL NEW YORK, NY 10004-1901	2,036.5030	11.84%
	PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	2,458.3390	14.30%
	FULLER & THALER ASSET MANAGEMENT 411 BOREL AVENUE SUITE 300 SAN MATEO, CA 94402	1,231.0610	7.16%

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5% Shareholders	Name and Address	Shares	% of Class
Investor Shares
	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY ACCOUNT FOR THE 211 MAIN ST SAN FRANCISCO, CA 94105-1905	201,467.7920	69.22%
	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO, CA 92150-9046	15,975.2490	5.49%
Institutional Shares
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE 211 MAIN ST SAN FRANCISCO, CA 94105-1905	2,074,981.0640	34.28%
	SPEC CDY A/C EXCL BEN CUST UBSFSI/0O0 11011 6100 OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD., 5TH FL WEEHAWKEN, NJ 07086	822,040.3090	13.58%
	MORGAN STANLEY SMITH BARNEY LLC/FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA 12TH FL NEW YORK, NY 10004-1901	597,204.3220	9.86%
	RAYMOND JAMES/OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG, FL 33716	396,849.3030	6.56%
	PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	504,217.8320	8.33%
R6 Shares
	NATIONAL FINANCIAL SERVICES LLC/ FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	5,088,563.7580	94.80%

5% Shareholders	Name and Address	Shares	% of Class
FullerThaler Behavioral Unconstrained Equity Fund

A Shares
	FULLER & THALER ASSET MANAGEMENT 411 BOREL AVENUE SUITE 300 SAN MATEO, CA 94402	397.1410	23.81%
	WELLS FARGO CLEARING SERVICES LLC/SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET SAINT LOUIS, MO 63103	846.8380	50.78%
	PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	384.4880	23.06%

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5% Shareholders	Name and Address	Shares	% of Class
C Shares
	FULLER & THALER ASSET MANAGEMENT 411 BOREL AVENUE SUITE 300 SAN MATEO, CA 94402	397.1410	47.85%
	WELLS FARGO CLEARING SERVICES LLC/SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET SAINT LOUIS, MO 63103	432.8170	52.15%
Institutional Shares
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE 211 MAIN ST SAN FRANCISCO, CA 94105-1905	241,194.7830	56.21%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	24,880.3120	5.80%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET SAINT LOUIS, MO 63103	44,488.6800	10.37%
R6 Shares
	MAC & CO A/C 783936 ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH, PA 15258	407,431.7400	42.22%
	WELLS FARGO BANK NA FBO/OMNIBUS CASH XXXX0 PO BOX 1533 MINNEAPOLIS, MN 55480	340,049.6040	35.24%
	RAYMOND D LIN & MEI HSIA TAN TRUST RAYMOND D LIN, TRUSTEE MEI HSIA TAN, TRUSTEE UAD 05/25/2010 C/O FULLER & THALER 411 BOREL AVENUE, SUITE 300 SAN MATEO, CA 94402	106,793.0680	11.07%
	THOMAS GORDON FULLER/ JULIE KATHRYN FULLER C/O FULLER & THALER 411 BOREL AVENUE, SUITE 300 SAN MATEO, CA 94402	51,216.7690	5.31%

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5% Shareholders	Name and Address	Shares	% of Class
FullerThaler Behavioral Small-Mid Core Equity Fund A Shares
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE 211 MAIN ST SAN FRANCISCO, CA 94105-1905	21,681.8630	89.86%
	VANGUARD MARKETING CORPORATION 100 VANGUARD BLVD MALVERN, PA 19355	1,266.9370	5.25%
Institutional Shares
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE 211 MAIN ST SAN FRANCISCO, CA 94105-1905	343,943.3390	22.43%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	96,979.8160	6.33%
	ASCENSUS TRUST COMPANY FBO FULLER & THALER ASSET MANAGEMENT PO BOX 10577 FARGO, ND 58106	302,493.6160	19.73%
	VANGUARD MARKETING CORPORATION 100 VANGUARD BLVD MALVERN, PA 19355	125,053.0940	8.16%
	INTERACTIVE BROKERS LLC 2 PICKWICK PLAZA GREENWICH, CT 06830	81,175.1660	5.29%

5% Shareholders	Name and Address	Shares	% of Class
FullerThaler Behavioral Micro-Cap Equity Fund

Institutional Shares
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE 211 MAIN ST SAN FRANCISCO, CA 94105-1905	432,526.5370	55.90%
	STANSKE/NEWTON/FREDERIC KW STANSKE, TTEE CYNTHIA A NEWTON, TTEE UAD 10/12/2007 C/O FULLER & THALER 411 BOREL AVENUE, SUITE 300 SAN MATEO, CA 94402	115,305.7050	14.90%
	THOMAS GORDON FULLER/ JULIE KATHRYN FULLER C/O FULLER & THALER 411 BOREL AVENUE, SUITE 300 SAN MATEO, CA 94402	71,674.9750	9.26%

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5% Shareholders	Name and Address	Shares	% of Class
FullerThaler Behavioral Mid-Cap Equity Fund

Institutional Shares
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE 211 MAIN ST SAN FRANCISCO, CA 94105-1905	154,096.1130	31.72%
	STANSKE/NEWTON/FREDERIC KW STANSKE, TTEE CYNTHIA A NEWTON, TTEE UAD 10/12/2007 C/O FULLER & THALER 411 BOREL AVENUE, SUITE 300 SAN MATEO, CA 94402	55,099.0100	11.34%
	RAIFE B GIOVINAZZO C/O FULLER & THALER 411 BOREL AVENUE, SUITE 300 SAN MATEO, CA 94402	55,099.0100	11.34%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	50,594.1180	10.41%
	VANGUARD MARKETING CORPORATION 100 VANGUARD BLVD MALVERN, PA 19355	126,164.6890	25.97%

From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of January 4, 2024, the shareholders that may be deemed to control the Funds are listed in the table below. “Control” for this purpose is the ownership of more than 25% or more of a Fund’s voting securities. The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a) (9) of the 1940 Act. A controlling shareholder could control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or the terms of the management agreement with the Adviser. As of January 4, 2024, no shareholders beneficially owned, either directly or indirectly, 25% or more of the voting securities of the Small-Cap Equity Fund, Small-Cap Growth Fund or Small-Mid Core Equity Fund, respectively.

FullerThaler Behavioral Mid-Cap Value Fund
Name and Address	Shares	% of Fund
NATIONAL FINANCIAL SERVICES LLC/ FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	5,088,563.7580	43.13%
FullerThaler Behavioral Unconstrained Equity Fund
Name and Address	Shares	% of Fund
MAC & CO A/C 783936 ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH, PA 15258	407,431.7400	29.17%
FullerThaler Behavioral Micro-Cap Equity Fund
Name and Address	Shares	% of Fund
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE 211 MAIN ST SAN FRANCISCO, CA 94105-1905	432,526.5370	55.90%

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FullerThaler Behavioral Mid-Cap Equity Fund
Name and Address	Shares	% of Fund
VANGUARD MARKETING CORPORATION 100 VANGUARD BLVD MALVERN, PA 19355	126,164.6890	25.97%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE 211 MAIN ST SAN FRANCISCO, CA 94105-1905	154,096.1130	31.72%

PORTFOLIO TURNOVER

Each Fund’s portfolio turnover rate is calculated by dividing the lesser of long-term purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. Although a Fund’s annual portfolio turnover rate cannot be accurately predicted, the Adviser anticipates that the Small-Cap Equity Fund’s portfolio turnover rate normally will be below 80%, the Small-Cap Growth Fund’s portfolio turnover rates normally will be above 85%, the Mid-Cap Value Fund’s portfolio turnover rate normally will be below 80%, the Unconstrained Equity Fund’s portfolio turnover rate normally will be below 50%, the Micro-Cap Equity Fund’s portfolio turnover rates normally will be around 100%, the Small–Mid Core Equity Fund’s portfolio turnover rate normally will be below 80% and the Mid-Cap Equity Fund’s portfolio turnover rate normally will be under 40%. A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one year period. High turnover involves correspondingly greater commission expenses and transaction costs, which will be borne directly by a Fund, and may result in the Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes (see “Taxes”).

The Funds do not intend to use short-term trading as a primary means of achieving their respective investment objectives. Generally, the Funds intend to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate.

Each Fund’s portfolio turnover rate for the previous three fiscal years is provided in the table immediately below, with the exception of the Mid-Cap Equity Fund which commenced operations on October 2, 2023 and does not have annual portfolio turnover data to report.

	Fiscal Year Ended
Fund	September 30, 2023	September 30, 2022	September 30, 2021
Small-Cap Equity Fund	35%	35%	31%
Small-Cap Growth Fund	101%	102%	114%
Mid-Cap Value Fund	15%	12%	14%
Unconstrained Equity Fund	19%	25%	38%
Small–Mid Core Equity Fund	41%	37%	35%
Micro-Cap Equity Fund	78%	74%	78%

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of the Funds’ overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Funds, adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Funds’ transfer agent, Ultimus Fund Solutions, LLC, subject to oversight by the CCO and, ultimately, by the Board.

When you open an account with the Funds, the transfer agent will request that you provide your name, physical address, date of birth, Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Funds to verify your identity. Entities are also required to provide additional documentation. This information will be verified to confirm the identity of all persons opening an account with the Funds. The Funds reserve the right to: (1) refuse, cancel or

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rescind any purchase order, (2) freeze any account and/or suspend account activities, or (3) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken upon authorization of the Trust’s anti-money laundering officer if they are deemed to be in the best interest of the Funds, or in cases where the Funds are requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board, the Adviser is responsible for each Fund’s portfolio decisions and the placing of each Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for each Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which it exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if each determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction, or the Adviser’s overall responsibilities with respect to each Fund and to other accounts over which it exercises investment discretion.

Research services include securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Funds effect securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Funds.

Purchases and sales of equity securities traded on an exchange are typically executed through broker-dealers that charge a commission. Commission rates are negotiable. Over-the-counter equity transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

The following brokerage commissions were paid by the Funds for the fiscal years ended as indicated in the table immediately below. The Mid-Cap Equity Fund commenced operations on October 2, 2023, and therefore, does not own securities of regular broker/dealers and has not paid any brokerage commissions as of the dates indicated below.

Fund	Fiscal Year Ended September 30, 2023	Fiscal Year Ended September 30, 2022	Fiscal Year Ended September 30, 2021
Small-Cap Equity Fund	$1,634,238	$1,206,853	$1,132,064
Small-Cap Growth Fund	$213,736	$102,358	$73,796
Mid-Cap Value Fund	$82,599	$35,543	$38,340
Unconstrained Equity Fund	$3,927	$7,593	$4,812
Small–Mid Core Equity Fund	$12,449	$2,620	$650
Micro-Cap Equity Fund	$45,532	$37,066	$21,375

The increase in brokerage commissions dollars for the fiscal year ended September 30, 2023, with regard to the Small-Cap Equity Fund, Small-Cap Growth Fund, Mid-Cap Value Fund and Small-Mid Core Equity Fund is primarily attributed to higher assets in the Funds relative to previous years because of increased investor investments in the Funds and positive market outperformance. Commission rates per share of stock traded were at similar levels to prior years.

For the fiscal period ended September 30, 2023, the Small-Cap Equity Fund owned common stocks of Stifel Financial Corp and Evercore, Inc., in the amounts of $96,018,370 and $93,957,223, respectively. The Micro-Cap Equity Fund owned common stock of B.Riley Financial, Inc. in the amount of $471,221. No other FullerThaler Fund owned securities of any broker/dealers as of the fiscal period ended September 30, 2023.

CODE OF ETHICS

The Trust, the Adviser, and the Distributor have each adopted a Code of Ethics (the “Codes”) pursuant to Rule 17j-1 of the 1940 Act and the Adviser’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940, as amended. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Funds. You may obtain copies of the Codes from the Trust, free of charge, by calling Shareholder Services at 888-912-4562.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds are required to include a schedule of portfolio holdings in their respective annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the U.S. Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Funds also are required to file a schedule of portfolio holdings with the SEC on Form N-PORT within 60 days of the end of the first and third fiscal quarters. The Funds must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Funds, upon request, free of charge. The information may be supplied more frequently than quarterly and on a delayed basis. The Funds release portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Funds. These third-party servicing agents include the Adviser, Distributor, Transfer Agent, fund accountant, administrator and custodian. The Funds also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements with the Funds and their agents, and prospective or newly hired third party servicing agents including investment advisers or sub-advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective third party servicing agents without any time lag. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include: (1) confidentiality clauses in written agreements, (2) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (3) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships), or (4) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Trust does not require an independent confirmation from the third parties that they will not trade on the confidential information.

Additionally, the Funds may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thomson Reuters and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Funds. In these instances, portfolio holdings as of a quarter end will be supplied within approximately 70 days after that quarter end. The Rating Agencies may make each Fund’s top portfolio holdings and other portfolio characteristics available on their websites and may make each Fund’s complete portfolio holdings available to their subscribers for a fee. Neither the Funds, the Adviser, nor any of their affiliates receives any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information. Prior to disclosing portfolio holdings information to Rating Agencies, the CCO must find that: (1) the Funds have a legitimate business purpose for releasing the information in advance of release to all shareholders or the general public; and (2) the disclosure is in the best interests of shareholders.

Upon approval of the CCO, the Funds may also disclose portfolio information pursuant to regulatory request, court order or other legal proceeding.

The Trustees have adopted Portfolio Holdings Disclosure Policies (“Disclosure Policies”) detailing the circumstances under which each Fund’s portfolio holdings may be disclosed to third parties. The Disclosure Policies permit the Funds to adopt their own portfolio holdings disclosure policies, as set forth herein, that are consistent with the Disclosure Policies (“Fund Policies”). Prior to approving the Disclosure Policies and the Fund Policies, the Trustees considered the circumstances under which the Funds may disclose their portfolio holdings as well as conflicts of interest between the Funds’ shareholders and the Adviser, the Distributor, or any affiliated person of the Funds, the Adviser, and Distributor resulting from such disclosures (“Conflicts”), and determined that the disclosure of portfolio holdings information under such circumstances were in the best interests of the respective Fund.

Except as described above, the Funds are prohibited from entering into any arrangements with any person to make available information about the Funds’ portfolio holdings without the prior authorization of the CCO and the specific approval of the Board. The Adviser must submit any proposed arrangement pursuant to which it intends to disclose the Funds’ portfolio holdings to the CCO, who will review such arrangement and any Conflicts to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Adviser and any of their affiliated persons are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Funds, as a result of disclosing the Funds’ portfolio holdings. Finally, the Funds will not disclose portfolio holdings as described above to third parties that the Funds know will use the information for personal securities transactions.

To oversee the Disclosure Policies and the Fund Policies, the Trustees consider reports and recommendations by the CCO regarding the adequacy and implementation of the compliance programs of the Trust and its service procedures adopted pursuant to Rule 38a-1 under the 1940 Act. The Trustees reserve the right to amend the Disclosure Policies at any time without prior notice to shareholders in its sole discretion.

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DETERMINATION OF NET ASSET VALUE

You may purchase or redeem shares of a Fund class at the net asset value of those shares next calculated after the Transfer Agent receives your request in proper form, plus (or minus, in the case of a redemption) any applicable sales charge. For information concerning the purchase, redemption, and exchanges of Fund shares, see “How to Buy Shares” and “How to Redeem Shares” in the Funds’ Prospectus. For a description of the methods used to determine the share price and value of each Fund’s assets, see “Determination of Net Asset Value” in the Funds’ Prospectus and in this SAI.

The Funds may authorize one or more brokers and other intermediaries to receive, on their behalf, purchase and redemption orders. Such brokers would be permitted to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. A Fund is deemed to have received an order when the authorized broker or broker’s authorized designee accepts the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the financial intermediary or broker to transmit orders promptly to the Fund’s transfer agent.

The price (net asset value) of the shares of a Fund class is determined as of the close of trading on the New York Stock Exchange (“NYSE”), which is normally 4:00 p.m., Eastern time on each day the Trust is open for business. The Trust is open for business on every day on which the NYSE is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas.

An exchange-traded equity security (including an ETF) is generally valued by a pricing service at the last quoted sale price provided by market in which the security principally trades. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Debt securities are valued by using the mean between the closing bid and asked prices provided by a pricing service. If the closing bid and asked prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. Any discount or premium is accreted or amortized on a straight-line basis until maturity. Shares of mutual funds are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day.

Foreign securities are priced in their local currencies as of the close of their primary exchange or market or as of the close of the NYSE, whichever is earlier. Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars using the applicable currency exchange rates as of the close of the NYSE as provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the times as of which determination of such values or exchange rates are made and the time as of which the NAV of each Fund class is determined. When such events materially affect the values of securities held by each Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Funds’ Board.

When market quotations are not readily available, when the Adviser determines that the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined in good faith according to procedures established by and subject to review by the Board. The Board annually approves the pricing services used by the fund accounting agent. “When-issued” or “TBA” debt securities are debt securities traded prior to the time they are issued. If the pricing service does not provide a price for these securities, they will be valued at fair value consistent with the Trust’s valuation procedures. Fair valued securities held by the Funds (if any) are reviewed by the Trust’s Valuation Committee on a quarterly basis.

The NAV per share of each Fund class is determined by taking the market value of that Fund class’ total assets (including interest and dividends accrued but not yet received), subtracting the class’ liabilities (including accrued expenses), and then dividing the result (net assets) by the number of outstanding shares of the Fund class at such time. Institutional Shares are offered for purchase at their Net Asset Value per Share which is calculated as follows:

Net Asset Value Per Share	=	Net Assets
Shares Outstanding

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Investor Shares are offered at their public offering price which is their NAV per share plus the applicable sales charge as a percentage of the NAV per share. The maximum public offering price of Investor Shares is calculated as follows:

Offering Price Per Share	=	(100% ÷ (100% - maximum sales charge) of net asset value adjusted to the nearest cent) per share

REDEMPTION IN KIND

The Funds intend to redeem shares in cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of a Fund’s NAV, the Funds have the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of a Fund’s NAV in securities instead of cash, which is referred to as a “redemption in kind.” In the event that a redemption in kind is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

The Funds typically expect to satisfy redemption requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis, and if the Adviser believes it is in the best interest of a Fund and its shareholders not to sell portfolio assets, the Fund may satisfy redemption requests by using short-term borrowing from the Fund’s custodian. These methods normally will be used during both regular and stressed market conditions. In addition to paying redemption proceeds in cash, the Funds reserve the right to make redemptions via redemptions in kind (by exchanging shares for securities rather than cash). Redemptions in kind will be made only under extraordinary circumstances and if the Funds deem it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of a Fund’s net assets). A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that the Funds use to compute its respective NAV. Pursuant to procedures adopted by the Board, redemption in kind transactions will typically be made by delivering readily marketable securities to the redeeming shareholder within 7 days after a Fund’s receipt of the redemption order in proper form. Marketable securities are assets that are regularly traded or where updated price quotations are available. Illiquid securities are investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Certain illiquid securities may be valued using estimated prices from one of the Trust’s approved pricing agents. If a Fund redeems your shares in kind, it will value the securities pursuant to the policies and procedures adopted by the Board. You will bear the market risks associated with maintaining or selling the securities that are transferred as redemption proceeds. In addition, when you sell these securities, you will pay taxes and brokerage charges associated with selling the securities.

Redemption proceeds sent by check by the Funds and not cashed within 180 days will be reinvested in the applicable Fund at the then current day’s NAV. Redemption proceeds that are reinvested are subject to the risk of loss like any other investment in the Funds. Because the Funds incur certain fixed costs in maintaining shareholder accounts, the Funds may require you to redeem all of your shares in a Fund on 30 days’ written notice if the value of your shares in the Fund is less than $1,000 due to redemptions, or such other minimum amount as the Funds may determine from time to time. You may increase the value of your shares in the Funds to the minimum amount within the 30 day period. All shares of a Fund also are subject to involuntary redemption if the Board determines to liquidate the Fund. In such event, the Fund will provide notice to shareholders, but the Fund will not be required to obtain shareholder approval prior to such liquidation. An involuntary liquidation will create a capital gain or capital loss, which may have tax consequences about which you should consult your tax adviser.

TAXATION

The following discussion of U.S. federal income tax consequences of investment in the Funds is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of federal, state, local or non-U.S. tax laws.

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Taxation of the Funds

The Funds have elected (or, in the case of a new Fund, intends to elect) to be treated and intends to qualify and be treated each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Funds generally must, among other things:

(a)	derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below);

(b)	diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in (b) above.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If a Fund were to fail to meet the income, diversification or distribution tests described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if a Fund were otherwise to fail to qualify as a regulated investment company accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long- term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions could be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a regulated investment company that is accorded special tax treatment.

As a regulated investment company, the Funds generally will not be subject to U.S. federal income tax on their respective investment company taxable income and net capital gains (that is, any net long-term capital gains in excess of the sum of net short-term capital losses, in each case determined with reference to any capital loss carryovers from prior years) properly reported by each Fund as capital gain dividends (“Capital Gain Dividends”), if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax- exempt income and any net capital gains. Investment company taxable income that is retained by the Funds will be subject to tax at regular corporate rates. Each Fund may also retain for investment its net capital gain. If a Fund retains

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any net capital gain, it will be subject to tax at the regular corporate rates on the amount retained, but it may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders who, in turn, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on properly-filed U.S. tax returns to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income, under clause (i) of the preceding sentence, and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance that a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, the Funds may elect to treat any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Under current tax law, net investment losses after December 31 and capital losses realized after October 31 of each Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes.

If any Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such year (or a later date, if the Fund is eligible to elect and so elects), plus any retained amount for the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 (or a later date, if the Fund makes the election referred to above) are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Funds will be treated as having distributed any amount on which each has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Funds intend generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that each Fund will be able to do so.

Fund Distributions

Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from the Funds, regardless of whether received in cash or reinvested in additional shares. Such distributions generally will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Distributions received by tax-exempt shareholders generally will not be subject to U.S. federal income tax to the extent permitted under applicable tax law.

For U.S. federal income tax purposes, distributions of investment income generally are taxable to shareholders as ordinary income. Taxes to shareholders on distributions of capital gains are determined by how long a Fund owned (and is treated for U.S. federal income tax purposes as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Funds will recognize long-term capital gain or loss on investments each Fund has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments each Fund has owned (or is deemed to have owned) for one year or less. Tax rules can alter a Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of Capital Gain Dividends generally will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of short-term capital gains (as reduced by any long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

The ultimate tax characterization of each Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s “current and accumulated earnings and profits” (generally, the net investment income and net capital gains of the Fund with respect to that year), in which case the excess generally will be treated as a return of capital, which will be tax-free to the holders of the shares, up to the amount of the shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares.

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To the extent that each Fund has capital loss carryforwards from prior tax years, those carryforwards will reduce the net capital gains that can support the Fund’s distribution of Capital Gain Dividends. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. If the Funds incur or have incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term.

“Qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a PFIC.

In general, distributions of investment income reported by the Funds as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided both the shareholder and the Fund meet the holding period and other requirements described above. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% dividends- received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends- received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by such Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Funds.

Taxable shareholders should note that the timing of their investment or redemptions could have undesirable tax consequences. Dividends and distributions on shares of the Funds are generally subject to U.S. federal income tax as described herein to the extent they do not exceed each Fund’s realized income and gains (“current and accumulated earnings and profits”), even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the net asset value of a Fund reflects either unrealized gains, or realized undistributed income or gains that were therefore included in the price the shareholder paid. Such realized income or gains may be required to be distributed regardless of whether a Fund’s net asset value also reflects unrealized losses. Such distributions may reduce the fair market value of a Fund’s shares below the shareholder’s cost basis in those shares.

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If a Fund holds, directly or indirectly, one or more “tax credit bonds” on one or more applicable dates during a taxable year, it is possible that the Fund will elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, a shareholder will be deemed to receive a distribution of money with respect to its Fund shares equal to the shareholder’s proportionate share of the amount of such credits and be allowed a credit against the shareholder’s U.S. federal income tax liability equal to the amount of such deemed distribution, subject to certain limitations imposed by the Code on the credits involved. Even if a Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

Sale, Exchange or Redemption of Shares

The sale, exchange or redemption of shares of the Funds may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the sale, exchange or redemption of Fund shares, the Funds or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you sold, exchanged or redeemed. See “Cost Basis Reporting” in the Funds’ Prospectus for more information.

Options, Futures, Forward Contracts, Swap Agreements, Hedges, Straddles and Other Transactions

In general, option premiums received by the Funds are not immediately included in the income of each Fund. Instead, the premiums are recognized (i) when the option contract expires, (ii) the option is exercised by the holder, or (iii) the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of a Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received. As a result of these and other special tax rules generally applicable to each Fund’s options transactions, if any, such transactions could cause a substantial portion of each Fund’s income to consist of net short-term capital gains, which, when distributed, are treated and taxable to shareholders as ordinary income.

Certain covered call writing activities of the Funds may trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain positions entered into by the Funds, including regulated futures contracts, certain foreign currency positions and certain listed non-equity options, will be governed by section 1256 of the Code (“Section 1256 Contracts”). Gains or losses on Section 1256 Contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 Contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

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In addition to the special rules described above in respect of futures and options transactions, each Fund’s transactions in other derivative instruments (e.g. forward contracts and swap agreements), as well as any of its other hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (including mark-to-market, constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by each Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to each Fund, defer losses to each Fund, and cause adjustments in the holding periods of each Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether each Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax. Each Fund will monitor its transactions, make appropriate tax elections and make appropriate entries in its books and records in order to mitigate the effect of these rules.

Each Fund’s direct investments in commodities and use of commodity-linked derivatives can be limited by the Fund’s intention to qualify as a regulated investment company, and can bear on the Fund’s ability to so qualify. Income and gains from commodities and certain commodity- linked derivatives does not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked instruments in which each Fund might invest, including ETNs and certain structured notes, is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a regulated investment company. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the Fund level.

To the extent that, in order to achieve exposure to commodities, the Funds invest in entities that are treated as pass-through vehicles for U.S. federal income tax purposes, including, for instance, certain ETFs (e.g., ETFs investing in gold bullion) and partnerships other than qualified publicly traded partnerships (as defined earlier), all or a portion of any income and gains from such entities could constitute non-qualifying income to that Fund for purposes of the 90% gross income requirement described above. In such a case, a Fund’s investments in such entities could be limited by its intention to qualify as a regulated investment company and could bear on its ability to so qualify. Certain commodities-related ETFs may qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to a Fund for purposes of the 90% gross income requirement and thus could adversely affect the Fund’s ability to qualify as a regulated investment company for a particular year. In addition, the diversification requirement described above for regulated investment company qualification will limit each Fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the Fund’s total assets as of the close of each quarter of the Fund’s taxable year.

Certain of a Fund’s investments in derivative instruments and in foreign-currency denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between the Fund’s book income and the sum of its taxable income and net tax-exempt income (if any). If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to avoid a Fund-level tax. If, in the alternative, a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Original Issue Discount, Pay-In-Kind Securities, Market Discount and Commodity-Linked Notes

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in a Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time (i.e., upon partial or full repayment or disposition of the debt security) or is received in kind rather than in cash. Increases in the principal amount of inflation-indexed bonds will also be treated as OID.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

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The rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. In the case of higher-risk securities, the amount of market discount may be unclear. See “Higher-Risk Securities.”

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. The Funds will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The Funds may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

A Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or if necessary by liquidation of portfolio securities (including when it is not advantageous to do so). A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Securities Purchased at a Premium

Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax- exempt bond, tax rules require such a Fund to reduce its tax basis by the amount of amortized premium.

Issuer Deductibility of Interest

A portion of the interest paid or accrued on certain high yield discount obligations owned by the Funds may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Funds may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by the Funds, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Certain Investments in REITs and Mortgage-Related Securities

The Funds may invest in REITs. Each Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities may also require the Funds to accrue and to distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Funds from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

The Funds may invest directly or indirectly in residual interests of real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage securities (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of each Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that “excess inclusion income” of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

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In general, “excess inclusion income” allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities subject to tax on unrelated business income (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity), thereby potentially requiring such an entity that is allocated excess inclusion income and otherwise might not be required to file a U.S. federal income tax return, to file such a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax (discussed below). A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Tax-Exempt Shareholders

Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of a regulated investment company. Notwithstanding this “blocking” effect, a tax-exempt shareholder could recognize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the regulated investment company will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made.

CRTs and other tax-exempt shareholders are urged to consult their tax advisors concerning the consequences of investing in the Funds.

Passive Foreign Investment Companies

Investments treated as equity for federal income tax purposes in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Funds to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Funds may elect to avoid the imposition of that tax. For example, if a Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, a Fund may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

It is not always possible to identify a foreign corporation as a PFIC, and the Funds may therefore incur the tax and interest charges described above in some instances.

A PFIC is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

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Foreign Currency Transactions

Each Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Funds to offset income or gains earned in subsequent taxable years.

Foreign Taxation

Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.

Backup Withholding

The Funds generally are required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder (i) who fails to properly furnish the Funds with a correct taxpayer identification number, (ii) who has under-reported dividend or interest income, or (iii) who fails to certify to the Funds that he or she is not subject to such withholding. The backup withholding tax rate is 28%.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to each Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations With Respect To Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts. Shareholders should consult a tax advisor, and persons investing in the Funds through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Funds to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Funds may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends, it pays after June 30, 2014 (or, in certain cases, after later dates), and 30% of the gross proceeds of share redemptions or exchanges and certain capital gain dividends it pays after December 31, 2016. If a payment by the Funds is subject to FATCA withholding, the Funds are required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends). Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Shares Purchased through Tax-Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

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CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of each Fund’s investments. The custodian acts as each Fund’s depository, safekeeps each Fund’s portfolio securities, collects all income and other payments with respect thereto, disburses funds at each Fund’s request and maintains records in connection with its duties.

For its custodial services, the custodian receives a monthly fee from each Fund based on the market value of the assets under custody, subject to minimum annual fees per account. The custodian also receives asset-based administration and safekeeping fees for securities custodied outside the U.S. as well as various transaction-based fees.

TRANSFER AGENT, FUND ACCOUNTING AGENT, AND ADMINISTRATOR

Under the terms of a Master Services Agreement between the Trust and Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, Ultimus serves as Transfer Agent and shareholder services agent, fund accounting agent, and administrator for the Funds.

As transfer agent and shareholder services agent, Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. As fund accounting agent, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Funds. As administrative services agent for the Trust, Ultimus supplies non-investment related administrative and compliance services for the Funds. Ultimus prepares tax returns, reports to shareholders, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board.

For its transfer agency services to the Funds, Ultimus receives a yearly fixed amount per shareholder account, subject to yearly minimum fees per portfolio and/or share class. For its compliance consulting services to the Funds, Ultimus receives a yearly fixed fee per Fund. Ultimus is also entitled to receive additional amounts that may be activity or time-based charges, account/transaction fees related to the administration of the Trust’s Anti-Money Laundering Compliance Program plus reimbursement for out-of-pocket expenses. For its administration and fund accounting services to the Funds, Ultimus receives a monthly fee based, in part, on a sliding scale calculated according to the average daily net assets of each Fund (subject to minimum annual fees per Fund share class). In addition, the Funds pay Ultimus’ out-of-pocket expenses including, but not limited to, literature fulfillment services; statement, confirmation and tax form production; record storage, telephone and mailing charges, bank fees; special reports; and edgarization fees.

The following table provides information regarding transfer agent, fund accounting, fund administration and compliance services fees paid by the Funds during the fiscal periods indicated. Because the Mid-Cap Equity Fund commenced operations on October 2, 2023, the Fund did not pay any transfer agent, fund accounting, fund administration or compliance services fees for the fiscal periods indicated.

Small-Cap Equity Fund:

Fiscal Period Ended	Fees Paid for Transfer Agent Services	Fees Paid for Fund Accounting Services	Fees Paid for Fund Administration Services	Fees Paid for Compliance Services
September 30, 2023	$126, 271	$272,647	$859,789	**
September 30, 2022	$126,307	$276,960	$866,646	$6,000
September 30, 2021	$121,667	$272,813	$836,550	$6,000

Small-Cap Growth Fund:

Fiscal Period Ended	Fees Paid for Transfer Agent Services	Fees Paid for Fund Accounting Services	Fees Paid for Fund Administration Services	Fees Paid for Compliance Services
September 30, 2023	$3,953	$8,508	$26,872	**
September 30, 2022	$2,497	$5,477	$17,136	$6,000
September 30, 2021	$2,492	$5,683	$17,426	$6,000

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Mid-Cap Value Fund:

Fiscal Period Ended	Fees Paid for Transfer Agent Services	Fees Paid for Fund Accounting Services	Fees Paid for Fund Administration Services	Fees Paid for Compliance Services
September 30, 2023	$8,294	$17,912	$56,479	**
September 30, 2022	$5,988	$13,137	$41,097	$6,000
September 30, 2021	$2,247	$5,297	$16,314	$6,000

Unconstrained Equity Fund:

Fiscal Period Ended	Fees Paid for Transfer Agent Services	Fees Paid for Fund Accounting Services	Fees Paid for Fund Administration Services	Fees Paid for Compliance Services
September 30, 2023	$1,204	$2,599	$8,197	**
September 30, 2022	$1,370	$3,004	$9,396	$6,000
September 30, 2021	$1,862	$4,254	$13,034	$6,000

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Small-Mid Core Equity Fund:

Fiscal Period Ended	Fees Paid for Transfer Agent Services	Fees Paid for Fund Accounting Services	Fees Paid for Fund Administration Services	Fees Paid for Compliance Services
September 30, 2023	$1,204	$2,599	$8,197	**
September 30, 2022	$1,194	$2,617	$8,189	$6,000
September 30, 2021	$1,179	$2,662	$8,161	$6,000

Micro-Cap Equity Fund:

Fiscal Period Ended	Fees Paid for Transfer Agent Services	Fees Paid for Fund Accounting Services	Fees Paid for Fund Administration Services	Fees Paid for Compliance Services
September 30, 2023	$1,204	$2,599	$8,197	**
September 30, 2022	$1,194	$2,617	$8,189	$6,000
September 30, 2021	$1,164	$2,665	$8,169	$6,000

**	For compliance services fees paid by the Funds for the fiscal year ended September 30, 2023, please see “Compliance Consulting” below.

COMPLIANCE CONSULTING

Effective September 14, 2022, under the terms of a Compliance Consulting Agreement with the Trust, Northern Lights Compliance Services, LLC (“NLCS”) provides an individual with the requisite background and familiarity with the federal securities laws to serve as the Trust’s CCO and to administer the Trust’s compliance policies and procedures. For these services, the Funds pay NLCS a base fee per annum. In addition, the Fund reimburses NLCS for its reasonable out-of-pocket expenses relating to these compliance services. NLCS’s principal address is 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022. Martin Dean currently serves as the Trust’s Chief Compliance Officer. For the fiscal year ended September 30, 2023, each Fund, with the exception of the Mid-Cap Equity Fund, paid NLCS compliance services fees in the amount of $6,146. Prior to September 14, 2022, compliance consulting related fees were paid to Ultimus pursuant to the Mutual Fund Services Agreement, as detailed in the tables immediately above.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young, LLP, 221 East 4th Street, Suite 2900, Cincinnati, OH 45202, has been selected as the Independent Registered Public Accounting Firm for the Funds for its fiscal year ending September 30, 2024. Ernst & Young, LLP provides audit services, tax return preparation and assistance, and audit-related services in connection with certain SEC filings.

DISTRIBUTOR

Ultimus Fund Distributors, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, is the exclusive agent for distribution of shares of the Funds. The Distributor is a wholly owned subsidiary of Ultimus. The Distributor is obligated to sell the shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis.

Pursuant to the Distribution Agreement between the Distributor, the Trust, and the Adviser, the Distributor also agrees to (1) review all proposed advertising materials and sales literature for compliance with applicable laws and regulations, and file with appropriate regulators those advertising materials and sales literature it believes are in compliance with such laws and regulations; (2) enter into agreements with such qualified broker-dealers and other financial intermediaries (the “Financial Intermediaries”), as requested by the Funds in order that such Financial Intermediaries may sell shares of the Funds; (3) prepare reports for the Board regarding its activities under the agreement and payments made under the Funds’ Rule 12b-1 Distribution Plan, if applicable, as from time to time shall be reasonably requested by the Board; and (4) monitor amounts paid under Rule 12b-1 plans, if applicable, and pursuant to sales loads to ensure compliance with applicable FINRA rules. For these services, the Adviser pays the Distributor a monthly base fee.

Distribution Plan –A Shares, C Shares and Investor Shares

The Funds have adopted a plan under Rule 12b-1 of the 1940 Act, as amended, that allows each Fund’s A Shares, C Shares and Investor Shares to pay distribution fees for the sale and distribution of its shares and for shareholder services provided its shareholders (the “12b-1 Plan”). The 12b-1 Plan will continue in effect from year to year, provided that each such continuance is approved at least annually by

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a vote of the Board, including a majority vote of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such continuance.

The 12b-1 Plan allows the Funds’ A Shares and Investor Shares to pay annual 12b-1 expenses of 0.25% of the average daily net assets in the A Shares and Investor Shares classes, respectively, and 1.00% of the average daily net assets in the C Shares class. Under the 12b-1 Plan, the 1.00% C Shares 12b-1 fee includes a 0.25% service fee. These services include, but are not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current shareholders of A Shares, C Shares and Investor Shares, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Services”). Because these fees are an ongoing expense, over time they reduce the net investment results of the A Shares, C Shares and Investor Shares of the Funds, respectively, and may cost more than paying other types of sales charges.

The 12b-1 Plan is a compensation plan, which means that compensation is provided regardless of whether 12b-1 Services are actually performed. Accordingly, the expenses for 12b-1 Services for the A Shares, C Shares and Investor Shares of each Fund may be less than fees paid out by the class under the 12b-1 Plan.

The Trustees expect that the 12b-1 Plan will significantly enhance the Funds’ ability to expand distribution of the A Shares, C Shares and Investor Shares of the Funds. It is also anticipated that an increase in the size of the Funds will facilitate more efficient portfolio management and assist the Funds in seeking to achieve their respective investment objective.

The table below indicates the 12b-1 fees paid by the Funds for the fiscal years indicated. As the Investor Shares of the Unconstrained Equity Fund, the C Shares and Investor Shares of the Small–Mid Core Equity Fund, the A Shares, C Shares and Investor Shares of the Micro-Cap Equity Fund and the A Shares and C Shares of the Mid-Cap Equity Fund have not yet been offered for sale, 12b-1 fees paid are not reported for the classes of those Funds.

	Total 12b-1 Fees Paid to Distributor
Fund - Class	Fiscal Year Ended September 30, 2023	Fiscal Year Ended September 30, 2022		Fiscal Year Ended September 30, 2021
Small-Cap Equity Fund – A Shares	$25,736	$22,572		$12,770
Small-Cap Equity Fund – C Shares	$125,358	$116,622		$68,167
Small-Cap Equity Fund – Investor Shares	$801,168	$717,448		$548,161
Small-Cap Growth Fund – A Shares	$1,886	$1,034		$649
Small-Cap Growth Fund – C Shares	$15,540	$6,823		$4,753
Small-Cap Growth Fund – Investor Shares	$16,476	$7,413		$6,309
Mid-Cap Value Fund – A Shares	$3,033	$93	(1)		*
Mid-Cap Value Fund – C Shares	$2,598	$244	(1)		*
Mid-Cap Value Fund – Investor Shares	$26,541	$10,727		$4,514
Unconstrained Equity Fund – A Shares	$121	$151		$19
Unconstrained Equity Fund – C Shares	$284	$422		$59
Small-Mid Core Equity Fund – A Shares	$642	$5	(1)		*

(1)	For the period March 10, 2022 (commencement of operations) to September 30, 2022.

During the fiscal year ended September 30, 2023, the Distributor retained the following amounts in sales commissions from the sales of A Shares of the Funds: Small-Cap Equity Fund in the amount of $4,836, Small-Cap Growth Fund in the amount of $1,598, Mid-Cap Value Fund in the amount of $2,320, Unconstrained Equity Fund in the amount of $56 and Small-Mid Core Equity Fund in the amount of $915.

During the fiscal year ended September 30, 2023, the Distributor received the following amounts in contingent deferred sales charges related to redemptions of C Shares of the Funds:

Small-Cap Equity Fund	$22,744
Small-Cap Growth Fund	$23,074
Mid-Cap Value Fund	$2,795

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Administrative Services Plan – A Shares, Investor Shares and Institutional Shares

The Trust has adopted an Administrative Services Plan (the “Services Plan”) for A Shares, Investor Shares, and Institutional Shares of the Funds. The Services Plan allows the A Shares, Investor Shares or Institutional Shares to pay service organizations for the provision of certain administrative, recordkeeping and other non-distribution related shareholder services to A Share, Investor Share and Institutional Share shareholders. The Services Plan permits the Funds to make service fee payments at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to its A Shares and up to 0.20% of each Fund’s average daily net assets attributable to its Investor Shares or Institutional Shares. “Other Expenses” reported in each Fund’s Fees and Expenses table in its respective Summary Prospectus for A Shares, Investor Shares and Institutional Shares includes an allocation of up to 0.03% of this services fee payable to FullerThaler for certain non-distribution related shareholder services that it provides pursuant to a Shareholder Services Agreement between the Trust and FullerThaler adopted pursuant to the Services Plan. This Shareholder Services Agreement and fee allocation to FullerThaler has been authorized by the Board of Trustees of the Trust pursuant to the Services Plan in March 2023 and is in effect for the Funds. Administrative services fees paid to FullerThaler for the fiscal year ended September 30, 2023, are reported in the tables below.

Arrangements with Service Agents — A Shares, C Shares, Investor Shares and Institutional Shares. A Shares, C Shares, Investor Shares and Institutional Shares of the Funds may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with respect to the Funds on behalf of their customers. Service agents may impose additional or different conditions than the Funds on purchases and redemptions of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Funds. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. Among the service agents with whom the Funds may enter into a shareholder servicing relationship are firms whose business involves or includes investment consulting, or whose parent or affiliated companies are in the investment consulting business, that may recommend that their clients utilize the Adviser’s investment advisory services or invest in the Funds or in other products sponsored by the Adviser.

For A Shares, C Shares, Investor Shares and Institutional Shares, the Adviser may make arrangements for the Funds to make payments, directly or through the Adviser, the Funds’ distributor and/or their affiliates, for providing certain sub-transfer agency and related administrative services with respect to A Shares, C Shares, Investor Shares and Institutional Shares of the Funds held through such service agents, including, without limitation, the following services: receiving, aggregating and processing purchase, redemption and exchange orders at the service agent level; furnishing shareholder sub-accounting; providing and maintaining elective services with respect to Investor Shares and Institutional Shares such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for holders of A Shares, C Shares, Investor Shares and Institutional Shares; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; and performing similar account administrative services. These payments are made to financial intermediaries selected by the Adviser. The actual services provided, and the payments made for such services, may vary from firm to firm. For these services, each Fund may pay an annual fee of up to 0.25% of the value of assets in A Shares accounts and C Shares accounts, and 0.20% of the value of assets in Investor Shares and Institutional Shares accounts. In the event the Funds’ distributor provides similar services to certain A Shares, C Shares, Investor Shares or Institutional Shares shareholders, it may receive service agent fees under the Administrative Services Plan for Investor Shares or Institutional Shares, respectively, and under the 12b-1 Plan for C Shares. The Adviser and/or its affiliates, may make payments to service agents for the services described in this paragraph on top of the service fees that the Funds may pay to such agents. The aggregate rate of such payments by the Funds and the Adviser and/or its affiliates with regard to A Shares, C Shares, Investor Shares and Institutional Shares may vary from service agent to service agent and, in certain circumstances, may, for any individual service agent, exceed 0.25% for A Shares accounts and C Shares accounts, and 0.20% for Investor Shares and Institutional Shares accounts. These amounts would be in addition to amounts paid by the Funds to the Funds’ transfer agent or other service providers. The Adviser and its affiliates rely primarily on contractual arrangements with the service agents to verify whether they are providing the services for which they are receiving such payments. Although the Adviser and its affiliates do not audit such service agents, they may make periodic information requests to verify certain information about the services provided.

For the fiscal years ended September 30, 2023, 2022 and 2021, the administrative services fees paid with respect to each applicable class of the Funds are set forth in the tables below. Because the Mid-Cap Equity Fund commenced operations on October 2, 2023, no administrative services fees are reported for the fiscal years ended September 30, 2023, 2022 and 2021.

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Administrative Services Fees Paid for the Fiscal Year Ended September 30, 2023
Fund	A Shares		Investor Shares		Institutional Shares
Small-Cap Equity Fund	$15,695	*	$504,836	*	$4,891,299	*
Small-Cap Growth Fund	$1,135	*	$11,069	*	$200,408	*
Mid-Cap Value Fund	$1,411	*	$17,800	*	$255,323	*
Unconstrained Equity Fund	$88	*		**	$14,843	*
Small-Mid Core Equity Fund	$443	*		**	$16,544	*
Micro-Cap Equity Fund		**		**	$16,151	*

*	As of September 30, 2023, FullerThaler was allocated administrative services fees from the amounts paid in the table above in the amounts of $825,405, $36,660, $35,838, $2,215, $6,994 and $3,062 for the Small-Cap Equity Fund, Small-Cap Growth Fund, Mid-Cap Value Fund, Unconstrained Equity Fund, Small-Mid Core Equity Fund and Micro-Cap Equity Fund, respectively.
**	As of September 30, 2023, the Investor Shares of the Unconstrained Equity Fund and the Small-Mid Core Equity Fund and the A Shares and Investor Shares of the Micro-Cap Equity Fund have not yet been offered for sale, and administrative services fees are not reported for the classes of those Funds.

Administrative Services Fees Paid for the Fiscal Year Ended September 30, 2022
Fund	A Shares		Investor Shares		Institutional Shares
Small-Cap Equity Fund	$11,452		$396,253		$3,771,299
Small-Cap Growth Fund	$286		$4,210		$89,023
Mid-Cap Value Fund	$18	*	$6,278		$97,849
Unconstrained Equity Fund	$62			**	$12,922
Small-Mid Core Equity Fund		**		**	$3,273
Micro-Cap Equity Fund		**		**	$9,250

*	For the period March 10, 2022 (commencement of operations) to September 30, 2022.
**	As of September 30, 2022, the Investor Shares of the Unconstrained Equity Fund and the A Shares and Investor Shares of each of the Small–Mid Core Equity Fund and Micro-Cap Equity Fund have not yet been offered for sale, and administrative services fees paid are not reported for the classes of those Funds.

Administrative Services Fees Paid for the Fiscal Year Ended September 30, 2021
Fund	A Shares		Investor Shares		Institutional Shares
Small-Cap Equity Fund	$6,591		$299,709		$3,220,993
Small-Cap Growth Fund	$162		$3,727		$64,688
Mid-Cap Value Fund		*	$2,541		$17,361
Unconstrained Equity Fund	$1			*	$10,814
Small-Mid Core Equity Fund		*		*	$3,878
Micro-Cap Equity Fund		*		*	$7,373

*	As of September 30, 2021, the A Shares of the Mid-Cap Value Fund, the Investor Shares of the Unconstrained Equity Fund and the A Shares and Investor Shares of each of the Small–Mid Core Equity Fund and Micro-Cap Equity Fund have not yet been offered for sale, and administrative services fees paid are not reported for the classes of those Funds.

LEGAL COUNSEL

Practus, LLP, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, is legal counsel to the Trust.

PROXY VOTING POLICIES

The Trust and the Adviser each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates responsibility regarding proxy voting to the Adviser. In each case, proxies will be voted in accordance with the Adviser’s proxy voting policy, subject to the supervision of the Board.

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The Trust’s policy provides that if a proxy proposal raises a material conflict of interest between the interests of the Adviser, the Trust’s principal underwriter, or an affiliated person of the Funds, the Adviser or a principal underwriter and that of the Funds (a “Conflict”), the Adviser shall resolve such conflict by: (1) voting the proxy consistent with a pre-determined voting policy for various types of proposals (“Pre-Determined Voting Policy”) if the Adviser has little or no discretion to deviate from such policy with respect to the proposal in question; or (2) disclosing the conflict to the Board and obtain the Board’s consent to the proposed vote prior to voting on such proposal if the Adviser has discretion to deviate from its Pre-Determined Voting Policy or does not maintain a Pre-Determined Voting Policy. Under the policy, the Board may vote a proxy subject to a Conflict disclosed by the Adviser based on the recommendation of an independent third party.

As a fiduciary, the Adviser’s general policy is to exercise the voting authority delegated to it by its clients in a manner that will maintain or enhance shareholder value of the companies in which the Adviser has invested its client assets.

The Adviser votes the proxies for the securities held in its client portfolios in accordance with its written proxy voting policy which has been constructed with the clients’ best interest in mind. Generally, the Adviser approves (or follows management recommendations) in routine corporate matters such as the selection of directors or auditors, in issues involving an increase in the authorized shares where needed for clearly defined business purposes, and in social issues. Generally, the Adviser opposes (in some cases against management recommendations) the indemnification of directors and/or officers where such indemnification includes “negligence and gross negligence” in the performance of their fiduciary duties, super-majority voting requirements, anti-takeover proposals which restrict shareholder authority, increases in authorized shares of more than 25% without a stated business purpose, changes in corporate charter that do not have a clearly stated business purpose, provisions for multi-tiered voting rights, authorizations of “blank check” preferred stock or other capital stock without a stated business purpose, “shareholder rights” provisions which tend to diminish rather than enhance shareholder power, “anti-greenmail” provisions which also restrict shareholder authority, and staggered boards of directors. The Adviser may evaluate other proposals, corporate combinations and divestments, shareholder proposals, and profit sharing and stock options plans on a case-by-case basis.

The Adviser has contracted with Institutional Shareholder Services (“ISS”) to collect proxy information from companies and to vote proxies according to its instructions. ISS also provides proxy recommendations and corporate governance ratings to the Adviser that it may or may not follow. For client accounts with a large number of holdings, the Adviser may generally follow the proxy recommendations of ISS.

Where a proxy proposal raises a material conflict between the Adviser’s interests and a client’s interests, the Adviser will rely on the recommendation of ISS to vote the proxy.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 888-912-4562; and (2) on the SECs website at http://www.sec.gov.

FINANCIAL STATEMENTS

The audited financial statements of the Funds for the fiscal year ended September 30, 2023, and the report of Ernst & Young, LLP, independent registered public accounting firm, including the financial highlights, are included in the Fund’s Annual Report to shareholders, and are incorporated by reference and made a part of this document. As the Mid-Cap Equity Fund commenced operations on October 2, 2023, and was not operational during the fiscal year ended September 30, 2023, no financial history is presented for that Fund. The Funds’ Annual Report to shareholders for the fiscal period ended September 30, 2023, has been previously sent to shareholders of the Fund pursuant to Section 30(d) of the 1940 Act and previously filed with the SEC. You can obtain a copy of the Annual Report without charge by calling Shareholder Services at 888-912-4562 or upon written request to:

Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

888-912-4562

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APPENDIX A

Bond Ratings

Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for commercial paper in which the Fund may invest:

“A-1” - Issue’s degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted “A-1+.”

“A-2” - Issue’s capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody’s for commercial paper in which the Fund may invest:

“Prime-1” - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following capacities: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The highest rating category of Fitch for short-term obligations is “F-1.” Fitch employs two designations, “F-1+” and “F-1,” within the highest category. The following summarizes the rating categories used by Fitch for short-term obligations in which the Fund may invest:

“F-1+” - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

“F-1” - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

Fitch may also use the symbol “LOC” with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by a bank holding company or an entity within the holding company structure. The following summarizes the ratings used by Thomson BankWatch in which the Fund may invest:

“TBW-1” - This designation represents Thomson BankWatch’s highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

“TBW-2” - this designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated “TBW-1.”

IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings in which the Fund may invest:

“A1” - Obligations are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

“A2” - Obligations are supported by a good capacity for timely repayment.

Corporate Long-Term Investment Grade Debt Ratings

Standard & Poor’s Debt Ratings

A Standard & Poor’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.	Nature of and provisions of the obligation.

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA - Debt rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated ‘AA’ has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated ‘A’ has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated ‘BBB’ is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C:

Obligations rated ‘BB’, ‘B’, ‘CCC’ ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB: - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B: - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC: - An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC: - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C: - An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D: - An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s Long-Term Debt Ratings

Aaa: - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: - Bonds which are rated ‘Aa’ are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: - Bonds which are rated ‘A’ possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: - Bonds which are rated ‘Baa’ are considered as medium-grade obligations (i.e, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: - Obligations rated ‘Ba’ are judged to be speculative and are subject to substantial credit risk.

B: - Obligations rated ‘B’ are considered speculative and are subject to high credit risk.

Caa: - Obligations rated ‘Caa’ are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: - Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: - Obligations rated ‘C’ are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Fitch Investors Service, Inc. Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated ‘AAA.= Because bonds rated in the ‘AAA’ and ‘AA’ categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated ‘F-1+.’

A Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.	the formal announcement by the issuer or their agent of a distressed debt exchange;

d.	a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD: Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

a.	an uncured payment default on a bond, loan or other material financial obligation, but

b.	has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and

c.	has not otherwise ceased operating.

This would include:

i.	the selective payment default on a specific class or currency of debt;

ii.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

iii.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk. Moreover, the character of the risk factor varies from industry to industry and between corporate, health care and municipal obligations.

APPENDIX B

FullerThaler

PROXY VOTING POLICY AND PROCEDURES

GENERAL

It is the general policy of FullerThaler to exercise its proxy voting authority in a manner that will maintain or enhance shareholder value of the companies in which we have invested client assets. Unless a client specifically reserves the right, in writing, to vote its own proxies, we will vote all proxies in accordance with this policy.

VOTING POLICY

We use the following guidelines in making voting decisions:

Approve (or follow management recommendations on) the following (unless good reason for voting otherwise):

●	Routine corporate matters including:

○	Selection of directors

○	Appointment of auditors

●	An increase in authorized shares where needed for clearly defined business purposes

●	Follow management recommendations on “social” issues

Oppose (in some cases against management recommendations on) the following (unless good reason for voting otherwise):

●	Indemnification of directors and/or officers where such indemnification includes “negligence and gross negligence” in the performance of their fiduciary duties

●	Super-majority voting requirements

●	Anti-takeover proposals which restrict shareholder authority

●	An increase in authorized shares of more than 25% without a stated business purpose

●	Changes in corporate charter that do not have a clearly stated business purpose

●	Provisions for multi-tiered voting rights

●	Authorizations of “blank check” preferred stock or other capital stock without a stated business purpose

●	“Shareholder rights” provisions which tend to diminish rather than enhance shareholder power

●	“Anti-greenmail” provisions which also restrict shareholder authority

●	Staggered boards of directors

Evaluate the following on a case-by-case basis:

●	Corporate combinations and divestments

●	Shareholder proposals

●	Profit sharing and stock options plans

●	Say-on-pay items such as executive compensation and golden parachutes

VOTING PROCESS

FullerThaler has hired an independent third-party vendor, Institutional Shareholder Services Inc. (“ISS”), to assist it in fulfilling its proxy voting obligations. ISS is responsible for collecting proxy information from companies and voting proxies according to our instructions. ISS also provides FullerThaler with proxy recommendations and corporate governance ratings on each ballot. While we may consider such research in determining how to vote on a proxy issue, we vote each proxy on its own merits. Thus, our proxy voting may or may not be consistent with the recommendations of ISS.

On a weekly basis, we:

●	Send a list of the securities held in client accounts to ISS.

●	Download proxy statements.

Each of our portfolio managers is responsible for voting the proxies for securities held in the portfolio manager’s strategy. Proxy voting reports received from ISS are provided to the portfolio managers for review prior to voting. Where FullerThaler becomes aware that an issuer intends to file, or has filed, additional soliciting materials with the SEC after FullerThaler has received ISS’s voting recommendation but before the submission deadline, FullerThaler considers such additional information in its proxy voting. Any changes to the votes made by the portfolio manager are communicated to ISS electronically.

As part of the overall vote review process, each portfolio manager responsible for voting proxies must report any known, material conflict of interest to the Chief Compliance Officer, who will communicate the conflict of interest to the other portfolio managers.

Using information provided by our firm, ISS votes the proxies for each individual account.

On a quarterly basis, ISS provides us with voting summary reports for our client accounts. These reports, and copies of the Proxy Voting Policy, are available to clients upon request.

CONFLICT OF INTEREST POLICY

All proxies are voted solely in the best interests of our clients. Shareholders and employees of FullerThaler will not be unduly influenced by outside sources nor be affected by any conflict of interest regarding the vote of any proxy. Where a proxy proposal raises a material conflict between our interests and a client’s interests, FullerThaler will rely on the recommendation of ISS to vote the proxy. ISS votes based on its pre-determined voting policy developed from internally conducted research on shareholder best practices.

LIMITATIONS

The following are examples of situations where FullerThaler may abstain from voting or from review of proxies:

1.	Terminated Account: Once a client account has been terminated with us in accordance with its investment advisory agreement, we will not vote any proxies received after the termination.

2.	Limited Value: If we determine that the value of a client’s economic interest or the value of the portfolio holding is indeterminable or insignificant, we may abstain from voting a proxy or alternatively, vote proxies in accordance with ISS recommendations with minimal review of the proxies. We also will not vote proxies received for securities no longer held by the client’s account. Generally, we do not vote proxies for smaller employee accounts.

3.	Unmanaged Assets. If a client account contains securities that we do not actively manage, but that are maintained in the account at the client’s request (designated as “Unmanaged Assets”), we will abstain from voting on such securities unless the client directs us in writing to take action with respect to a particular matter.

4.	Securities Lending Programs: When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. However, where we determine that a proxy vote (or other shareholder action) is materially important to the client’s account, we may recall the security for purposes of voting.

ANNUAL FILING OF SAY-ON-PAY PROXY VOTING RECORD

Pursuant to the amended Securities Exchange Act Rule 14Ad-1, FullerThaler will file an annual report of each say-on-pay related proxy voted with respect to portfolio securities for which it exercised voting power, during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year, beginning with August 31, 2024 for the twelve-month period ended June 30, 2024.

RECORDKEEPING

FullerThaler will maintain the following proxy related books and records in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of FullerThaler:

i.	Copies of proxy policies and procedures.

ii.	A copy of each proxy statement that FullerThaler receives regarding client securities. Alternatively, FullerThaler may rely on ISS to make and retain a copy of a proxy statement on FullerThaler’s behalf (provided that FullerThaler has obtained an undertaking from ISS to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from the Commission’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

iii.	A record of each vote cast by FullerThaler on behalf of a client. Alternatively, FullerThaler may rely on a third party to make and retain a record of the vote cast on FullerThaler’s behalf (provided that FullerThaler has obtained an undertaking from ISS to provide a copy of the record promptly upon request).

iv.	A copy of any document created by FullerThaler that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision.

v.	A copy of each written client request for information on how FullerThaler voted proxies on behalf of the client, and a copy of any written response by FullerThaler to any (written or oral) client request for information on how FullerThaler voted proxies on behalf of the requesting client.

Please see Books and Records Policy contained in Section 13 of the Compliance Manual for further details.

RESPONSIBLE PARTIES

The Portfolio Managers are responsible for the following:

●	adhering to this policy which includes voting proxies consistently with these guidelines;

●	notifying the Chief Compliance Officer of any conflicts of interest;

●	providing the Portfolio Administrator with a copy of any document that was material to making a voting decision or that memorializes the basis for a decision, if any was created;

●	recommending any policy or procedure changes to the Head of Trading Operations and Chief Compliance Officer.

The Head of Trading Operations and Portfolio Administrator are responsible for adhering to the voting process and maintaining required books and records. They should also recommend any policy or procedure changes to the Portfolio Managers and Chief Compliance Officer.

The Chief Compliance Officer will review this policy and procedures with the Head of Trading Operations, Portfolio Administrator, and other applicable FullerThaler personnel at least annually.

PART C: OTHER INFORMATION

Item 28.	Exhibits
(a)(1)	Agreement and Declaration of Trust (“Trust Instrument”) as filed with the State of Ohio on September 27, 2013 (Exhibit incorporated herein by reference as filed to Registrant’s Initial Registration Statement on Form N-1A on October 1, 2013.)

(a)(2)	Amendment No. 1 to Trust Instrument as filed with the State of Ohio on November 13, 2013 (“Amendment No. 1”) (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(a)(3)	Amendment No. 2 to Trust Instrument as filed with the State of Ohio on December 2, 2013 (“Amendment No. 2”) (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(a)(4)	Amendment No. 3 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015.)

(a)(5)	Amendment No. 4 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 9 on October 13, 2015.)

(a)(6)	Amendment No. 5 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 9 on October 13, 2015.)

(a)(7)	Amendment No. 6 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(a)(8)	Amendment No. 7 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 23 on August 26, 2016.)

(a)(9)	Amendment No. 8 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 27 on December 22, 2016.)

(a)(10)	Amendment No. 9 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(a)(11)	Amendment No. 10 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 49 on June 4, 2018.)

(a)(12)	Amendment No. 11 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 59 on December 10, 2018.)

(a)(13)	Amendment No. 12 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 60 on December 19, 2018.)

(a)(14)	Amendment No. 13 to Trust Instrument filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(a)(15)	Amendment No. 14 to Trust Instrument filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(a)(16)	Amendment No. 15 (form of) to Trust Instrument filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(a)(17)	Amendment No. 16 to Trust Instrument filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 108 on January 29, 2021.)

(a)(18)	Amended and Restated Agreement and Declaration of Trust (“Trust Instrument”) dated November 18, 2021 as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(a)(19)	Amendment to Appendix B to Trust Instrument dated February 2, 2022, as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 126 on March 8, 2022.)

(a)(20)	Amendment to Appendix B to Trust Instrument dated March 7, 2023, as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 134 on May 17, 2023.)

(a)(21)	Amendment to Appendix B to Trust Instrument dated September 12, 2023, as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 143 on October 2, 2023.)

(a)(22)	Amendment to Appendix B to Trust Instrument dated October 19, 2023, as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 145 on December 15, 2023.)

(a)(23)	Amendment to Appendix B to Trust Instrument dated December 29, 2023, as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 148 filed on January 26, 2024.)

(b)(1)	By-Laws adopted as of September 18, 2013 (Exhibit incorporated herein by reference as filed to Registrant’s Initial Registration Statement on Form N-1A on October 1, 2013.)

(b)(2)	Amendment No. 1 to By-Laws adopted as of November 18, 2013 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 41 on December 27, 2017.)

(b)(3)	Amendment No. 2 to By-Laws adopted as of June 16, 2016 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 23 on August 26, 2016.)

(c)	Instruments Defining Rights of Shareholders – incorporated by reference to the Trust Instrument, Amendment No. 1, Amendment No. 2, the By-Laws and Amendment No.1 to the By-Laws.

(d)(1)	Investment Advisory Agreement between the Registrant, and Nightview Capital, LLC on behalf of the Nightview Fund – to be filed by amendment.

(d)(2)	Investment Advisory Agreement between the Registrant, and Oak Harvest Investment Services, LLC on behalf of the Oak Harvest Long/Short Hedged Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 145 on December 15, 2023.)

(d)(3)	Investment Advisory Agreement between the Registrant, on behalf of Fuller & Thaler Behavioral Core Equity Fund and Fuller & Thaler Asset Management, Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 2 on Form N-14/A on September 18, 2015.)

(d)(4)	Investment Advisory Agreement between the Registrant and Fuller & Thaler Asset Management, Inc. dated January 31, 2022, on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund and Fuller & Thaler Behavioral Micro-Cap Equity Fund – filed herewith.

(d)(5)	Investment Advisory Agreement between the Registrant and Fuller & Thaler Asset Management, Inc. dated January 27, 2023, on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund and Fuller & Thaler Behavioral Mid-Cap Equity Fund – filed herewith.

(d)(6)	Investment Advisory Agreement between the Registrant and Canterbury Investment Management, LLC, on behalf of the Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(d)(7)	[Reserved]

(d)(8)	Restated Investment Advisory Agreement between the Registrant, on behalf of Fuller & Thaler Behavioral Small-Cap Equity Fund and Fuller & Thaler Asset Management, Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 33 on January 30, 2017.)

(d)(9)	Investment Advisory Agreement between the Registrant, on behalf of the Reynders, McVeigh Core Equity Fund and Reynders, McVeigh Capital Management, LLC dated December 10, 2018 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 59 on December 10, 2018.)

(d)(10)	Investment Advisory Agreement between the Registrant, on behalf of the Alta Quality Growth Fund and Alta Capital Management, LLC dated December 18, 2018 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 60 on December 19, 2018.)

(d)(11)	Amended and Restated Investment Advisory Agreement between the Registrant, on behalf of Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund and Fuller & Thaler Asset Management, Inc. dated December 19, 2018 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(d)(12)	Investment Advisory Agreement (form of) between the Registrant, on behalf of the Guardian Dividend Growth Fund and Guardian Capital LP dated March 14, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(d)(13)	[Reserved]

(d)(14)	[Reserved]

(d)(15)	[Reserved]

(d)(16)	[Reserved]

(d)(17)	[Reserved]

(d)(18)	[Reserved]

(d)(19)	[Reserved]

(d)(20)	Form of Investment Advisory Agreement between the Registrant, on behalf of the Guardian Fundamental Global Equity Fund, and Alta Capital Management, LLC dated December 12, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(d)(21)	Amended and Restated Investment Advisory Agreement between the Registrant, on behalf of Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund and Fuller & Thaler Asset Management, Inc. dated December 9, 2020 and effective January 31, 2021 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 108 on January 29, 2021.)

(d)(22)	Investment Advisory Agreement between the Registrant, on behalf of the Clockwise Capital Innovation ETF, and Clockwise Capital LLC dated December 8, 2021 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(d)(23)	Investment Advisory Agreement between the Registrant, on behalf of the Guardian Capital Fundamental Global Equity Fund, and Guardian Capital LP dated January 28, 2022 – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 123 on January 28, 2022.)

(d)(24)	Sub-Advisory Agreement between Guardian Capital LP and GuardCap Asset Management Limited on behalf of the Guardian Capital Fundamental Global Equity Fund dated January 28, 2022 – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 123 on January 28, 2022.)

(d)(25)	Investment Advisory Agreement between the Registrant, on behalf of the Fairlead Tactical Sector ETF, and Cary Street Partners Asset Management LLC dated March 8, 2022 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 126 on March 8, 2022.)

(d)(26)	Investment Sub-Advisory Agreement between Cary Street Partners Asset Management LLC and Fairlead Strategies LLC on behalf of the Fairlead Tactical Sector ETF dated March 8, 2022 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 126 on March 8, 2022.)

(d)(27)	Investment Advisory Agreement between the Registrant, on behalf of the Hull Tactical US ETF, and HTAA, LLC dated March 7, 2023 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 134 on May 17, 2023.)

(e)(1)	Distribution Agreement between the Registrant, Reynders, McVeigh Capital Management, LLC and Ultimus Fund Distributors, LLC dated February 1, 2021 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 136 on May 31, 2023).

(e)(2)	Distribution Agreement between the Registrant, Oak Harvest Investment Services, LLC and Ultimus Fund Distributors, LLC dated October 19, 2023 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 145 on December 15, 2023.)

(e)(3)	[Reserved]

(e)(4)	[Reserved]

(e)(5)	[Reserved]

(e)(6)	[Reserved]

(e)(7)	[Reserved]

(e)(8)	[Reserved]

(e)(9)	[Reserved]

(e)(10)	[Reserved]

(e)(11)	[Reserved]

(e)(12)	[Reserved]

(e)(13)	[Reserved]

(e)(14)	[Reserved]

(e)(15)	[Reserved]

(e)(16)	Distribution Agreement between the Registrant, Alta Capital Management, LLC and Ultimus Fund Distributors, LLC on behalf of the Alta Quality Growth Fund dated February 1, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(e)(17)	[Reserved]

(e)(18)	[Reserved]

(e)(19)	[Reserved]

(e)(20)	[Reserved]

(e)(21)	[Reserved]

(e)(22)	[Reserved]

(e)(23)	[Reserved]

(e)(24)	[Reserved]

(e)(25)	Amendment (form of) dated December 12, 2019 to the Distribution Agreement dated February 1, 2019 between the Registrant, Alta Capital Management, LLC and Ultimus Fund Distributors, LLC on behalf of the Guardian Fundamental Global Equity Fund and the Alta Quality Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(e)(26)	Distribution Agreement dated December 31, 2019 between the Registrant, Fuller & Thaler Asset Management, Inc. and Ultimus Fund Distributors, LLC on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 99 on August 28, 2020.)

(e)(27)	Amendment No. 1 dated March 6, 2023 to Distribution Agreement between the Registrant, Fuller & Thaler Asset Management, Inc. and Ultimus Fund Distributors, LLC dated December 31, 2019, on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund and Fuller & Thaler Behavioral Mid-Cap Equity Fund – filed herewith.

(e)(28)	[Reserved]

(e)(29)	Distribution Agreement dated December 31, 2019 between the Registrant, Canterbury Investment Management, LLC and Ultimus Fund Distributors, LLC on behalf of the Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 100 on August 28, 2020.)

(e)(30)	ETF Distribution Agreement dated December 8, 2021 between the Registrant and Northern Lights Distributors, LLC on behalf of the Clockwise Capital Innovation ETF and the Fairlead Tactical Sector Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(e)(31)	Amended and Restated Distribution Agreement dated January 28, 2022 between the Registrant, Guardian Capital LP and Ultimus Fund Distributors, LLC on behalf of the Guardian Capital Dividend Growth Fund and Guardian Capital Fundamental Global Equity Fund – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 123 on January 28, 2022.)

(e)(32)	Schedule B-2 dated March 8, 2022 to the ETF Distribution Agreement dated December 8, 2021 between the Registrant and Northern Lights Distributors, LLC on behalf of the Fairlead Tactical Sector ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 126 on March 8, 2022.)

(e)(33)	Schedule B-3 dated March 7, 2023 to the ETF Distribution Agreement dated December 8, 2021 between the Registrant and Northern Lights Distributors, LLC on behalf of the Hull Tactical US ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 134 on May 17, 2023.)

(e)(34)	Schedule B-5 dated September 12, 2023 to the ETF Distribution Agreement dated December 8, 2021 between the Registrant and Northern Lights Distributors, LLC on behalf of the Nightview Fund – to be filed by amendment.

(f)	Bonus or Profit Sharing Contracts – not applicable.

(g)(1)	Custody Agreement between the Registrant and Brown Brothers Harriman & Co., on behalf of the Oak Harvest Long/Short Hedged Equity Fund dated December 1, 2023 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 145 on December 15, 2023.)

(g)(2)	[Reserved]

(g)(3)	Form of Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the Fuller & Thaler Behavioral Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 2 on Form N-14/A on September 18, 2015.)

(g)(4)	Amendment dated March 6, 2023 to Custody Agreement between the Registrant and the Huntington National Bank dated October 1, 2015 on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund and Fuller & Thaler Behavioral Mid-Cap Equity Fund – filed herewith.

(g)(5)	Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(g)(6)	[Reserved]

(g)(7)	Amended Appendix B to the Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(g)(8)	Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the Reynders, McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 59 on December 10, 2018.)

(g)(9)	Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the Alta Quality Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 60 on December 19, 2018.)

(g)(10)	Amendment to Appendix B of the Custody Agreement dated December 18, 2018 between the Registrant and the Huntington National Bank on behalf of Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(g)(11)	Amendment to Appendix D - Fee Schedule of the Custody Agreement dated December 18, 2018 between the Registrant and the Huntington National Bank on behalf of Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(g)(12)	Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the Guardian Dividend Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(g)(13)	[Reserved]

(g)(14)	Amendment to Appendix A and Appendix B dated December 12, 2019 of the Custody Agreement dated December 18, 2018 between the Registrant and the Huntington National Bank, on behalf of the Guardian Fundamental Global Equity Fund and the Alta Quality Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(g)(15)	[Reserved]

(g)(16)	Amendment to Custody Agreement between the Registrant and The Huntington National Bank on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund, the Fuller & Thaler Behavioral Mid-Cap Value Fund, the Fuller & Thaler Behavioral Unconstrained Equity Fund, the Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and the Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 108 on January 29, 2021.)

(g)(17)	Custodian and Transfer Agent Agreement between the Registrant and Brown Brothers Harriman & Co on behalf of the Clockwise Capital Innovation ETF and the Fairlead Tactical Sector ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(g)(18)	Amendment to Custodian and Transfer Agent Agreement between the Registrant and Brown Brothers Harriman & Co on behalf of the Clockwise Capital Innovation ETF and the Fairlead Tactical Sector ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 127 on May 31, 2022).

(g)(19)	Amendment to Custodian and Transfer Agent Agreement between the Registrant and Brown Brothers Harriman & Co on behalf of the Hull Tactical US ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 134 on May 17, 2023.)

(g)(20)	Special Custody and Pledge Agreement between the Registrant on behalf of the Hull Tactical US ETF, Interactive Brokers LLC and Brown Brothers Harriman & Co. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 134 on May 17, 2023.)

(g)(21)	Amendment to Custodian and Transfer Agent Agreement between the Registrant and Brown Brothers Harriman & Co on behalf of the Nightview Fund – to be filed by amendment.

(h)(1)	Expense Limitation Agreement dated October 19, 2023 between the Registrant and Oak Harvest Investment Services, LLC with respect to the Oak Harvest Long/Short Hedged Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 145 on December 15, 2023.)

(h)(2)	Expense Limitation Agreement between the Registrant and Guardian Capital LP with respect to the Guardian Capital Dividend Growth Fund dated January 31, 2024 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 148 filed on January 26, 2024.)

(h)(3)	Expense Limitation Agreement between the Registrant and Guardian Capital LP with respect to the Guardian Capital Fundamental Global Equity Fund dated January 31, 2024 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 148 filed on January 26, 2024.)

(h)(4)	Expense Limitation Agreement between the Registrant and Alta Capital Management LLC with respect to the Alta Quality Growth Fund dated December 8, 2023 and effective January 31, 2024 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 148 filed on January 26, 2024.)

(h)(5)	Expense Limitation Agreement between the Registrant and Fuller & Thaler Asset Management, Inc. dated January 29, 2024 with respect to the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund and Fuller & Thaler Behavioral Mid-Cap Equity Fund – filed herewith.

(h)(6)	Expense Limitation Agreement between the Registrant and Fuller & Thaler Asset Management, Inc. with respect to Fuller & Thaler Behavioral Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 2 on Form N-14/A on September 18, 2015.)

(h)(7)	[Reserved]

(h)(8)	[Reserved]

(h)(9)	[Reserved]

(h)(10)	[Reserved]

(h)(11)	[Reserved]

(h)(12)	[Reserved]

(h)(13)	Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC, – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 27 on December 22, 2016.)

(h)(14)	[Reserved]

(h)(15)	[Reserved]

(h)(16)	Expense Limitation Agreement between the Registrant and Fuller & Thaler Asset Management, Inc. with respect to Fuller & Thaler Behavioral Small-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 33 on January 30, 2017.)

(h)(17)	Amended and Restated Administrative Services Plan on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 33 on January 30, 2017.)

(h)(18)	[Reserved]

(h)(19)	[Reserved]

(h)(20)	First Amendment dated October 1, 2017 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Hedeker Strategic Appreciation Fund and the Fuller & Thaler Behavioral Small-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(h)(21)	Letter Agreement dated November 9, 2017 between the Registrant, Ultimus Fund Solutions, LLC and Fuller & Thaler Asset Management, Inc. to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Fuller & Thaler Funds – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(h)(22)	[Reserved]

(h)(23)	Amended and Restated Administrative Services Plan dated December 20, 2017 on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(h)(24)	Expense Limitation Agreement effective December 20, 2017 between the Registrant and Fuller & Thaler Asset Management, Inc. with respect to Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(h)(25)	Second Amendment dated December 14, 2017 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Hedeker Strategic Appreciation Fund, the Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(h)(26)	[Reserved]

(h)(27)	[Reserved]

(h)(28)	[Reserved]

(h)(29)	[Reserved]

(h)(30)	[Reserved]

(h)(31)	[Reserved]

(h)(32)	[Reserved]

(h)(33)	[Reserved]

(h)(34)	Administrative Services Plan dated December 10, 2018 on behalf of the Reynders McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 59 on December 10, 2018.)

(h)(35)	Expense Limitation Agreement between the Registrant and Reynders, McVeigh Capital Management, LLC with respect to the Reynders, McVeigh Core Equity Fund effective May 31, 2023 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 136 on May 31, 2023).

(h)(36)	Amendment dated December 10, 2018 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Reynders, McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 59 on December 10, 2018.)

(h)(37)	[Reserved]

(h)(38)	Expense Limitation Agreement between the Registrant and Alta Capital Management, LLC with respect to the Alta Quality Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 60 on December 19, 2018.)

(h)(39)	Amendment dated December 18, 2018 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Alta Quality Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 60 on December 19, 2018.)

(h)(40)	[Reserved]

(h)(41)	Amended and Restated Administrative Services Plan dated December 18, 2018 on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(h)(42)	Expense Limitation Agreement effective December 19, 2018 between the Registrant and Fuller & Thaler Asset Management, Inc. with respect to the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(h)(43)	Amendment dated December 19, 2018 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(h)(44)	[Reserved]

(h)(45)	[Reserved]

(h)(46)	[Reserved]

(h)(47)	[Reserved]

(h)(48)	Amendment dated March 14, 2019 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Guardian Dividend Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(h)(49)	[Reserved]

(h)(50)	[Reserved]

(h)(51)	[Reserved]

(h)(52)	[Reserved]

(h)(53)	[Reserved]

(h)(54)	[Reserved]

(h)(55)	[Reserved]

(h)(56)	Amendment dated December 12, 2019 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Guardian Fundamental Global Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(h)(57)	[Reserved]

(h)(58)	SEC Jurisdictional Documents – Representations of Alta Capital Management, LLC and GuardCap Asset Management Limited dated March 18, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(h)(59)	Participating Affiliate Memorandum of Understanding between and among Alta Capital Management, LLC, Guardian Capital LP and GuardCap Asset Management Limited dated November 27, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(h)(60)	[Reserved]

(h)(61)	[Reserved]

(h)(62)	[Reserved]

(h)(63)	[Reserved]

(h)(64)	[Reserved]

(h)(65)	[Reserved]

(h)(66)	[Reserved]

(h)(67)	[Reserved]

(h)(68)	[Reserved]

(h)(69)	[Reserved]

(h)(70)	[Reserved]

(h)(71)	Expense Limitation Agreement dated December 12, 2019, and effective February 1, 2020 between the Registrant and Fuller & Thaler Asset Management, Inc. with respect to the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated hereby by reference as filed to Registrant’s Post-Effective Amendment No. 94 on January 28, 2020.)

(h)(72)	Participating Fund Agreement (form of) between the Registrant and ReFlow Fund, LLC on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 94 on January 28, 2020.)

(h)(73)	[Reserved]

(h)(74)	[Reserved]

(h)(75)	[Reserved]

(h)(76)	Fourteenth Amendment dated January 1, 2020 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 99 on August 28, 2020.)

(h)(77)	[Reserved]

(h)(78)	Sixteenth Amendment dated January 1, 2020 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 99 on August 28, 2020.)

(h)(79)	Seventeenth Amendment dated January 1, 2020 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Reynders, McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 99 on August 28, 2020.)

(h)(80)	Eighteenth Amendment dated January 1, 2020 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Alta Quality Growth Fund and Guardian Fundamental Global Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 99 on August 28, 2020.)

(h)(81)	Nineteenth Amendment dated January 1, 2020 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Guardian Dividend Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 99 on August 28, 2020.)

(h)(82)	[Reserved]

(h)(83)	[Reserved]

(h)(84)	[Reserved]

(h)(85)	[Reserved]

(h)(86)	Twenty-first Amendment dated October 1, 2020 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 108 on January 29, 2021.)

(h)(87)	Expense Limitation Agreement effective January 31, 2021 between the Registrant and Fuller & Thaler Asset Management, Inc. with respect to the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 108 on January 29, 2021.)

(h)(88)	Securities Lending Agency Agreement between the Registrant and BMO Harris Bank, N.A. on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 112 on May 28, 2021.)

(h)(89)	[Reserved]

(h)(90)	[Reserved]

(h)(91)	[Reserved]

(h)(92)	Twenty-second Amendment dated March 18, 2021 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Canterbury Portfolio Thermostat Fund and the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 112 on May 28, 2021.)

(h)(93)	[Reserved]

(h)(94)	Expense Limitation Agreement dated August 31, 2021 between the Registrant and Guardian Capital LP with respect to the Guardian Capital Dividend Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 115 on August 27, 2021).

(h)(95)	Consulting Agreement for compliance services dated December 8, 2021 between the Registrant and Northern Lights Compliance Services, LLC, on behalf of the Clockwise Capital Innovation ETF and the Fairlead Tactical Sector ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(h)(96)	ETF Master Services Agreement dated December 8, 2021 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Clockwise Capital Innovation ETF and the Fairlead Tactical Sector ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(h)(97)	Form of Authorized Participant Agreement between the Registrant, Northern Lights Distributors, LLC and a participant – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(h)(98)	[Reserved]

(h)(99)	Expense Limitation Agreement dated January 28, 2022 between the Registrant and Guardian Capital LP on behalf of the Guardian Capital Fundamental Global Equity Fund – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 123 on January 28, 2022.)

(h)(100)	Expense Limitation Agreement dated January 8, 2021 and effective January 31, 2022 between the Registrant and Alta Capital Management, LLC on behalf of the Alta Quality Growth Fund – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 123 on January 28, 2022.)

(h)(101)	Twenty-third Amendment dated December 18, 2021 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Alta Quality Growth Fund, Guardian Capital Dividend Growth Fund and Guardian Capital Fundamental Global Equity Fund – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 123 on January 28, 2022.)

(h)(102)	Assignment of Securities Lending Agency Agreement among the Registrant, BMO Harris Bank N.A. and Fuller & Thaler Asset Management, Inc. – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 124 on January 28, 2022.)

(h)(103)	Expense Limitation Agreement dated January 28, 2022 between the Registrant and Fuller & Thaler Asset Management, Inc. with respect to the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 124 on January 28, 2022.)

(h)(104)	Fund Accounting Fee Letter and Fund Administration Fee Letter dated March 8, 2022 to the ETF Master Services Agreement dated December 8, 2021 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Fairlead Tactical Sector ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 126 on March 8, 2022.)

(h)(105)	Amended Schedule A to the ETF Master Services Agreement dated December 8, 2021 between the Registrant and Ultimus Fund Solutions, LLC, and Fund Accounting Fee Letter and Fund Administration Fee Letter on behalf of the Nightview Fund – to be filed by amendment.

(h)(106)	[Reserved]

(h)(107)	[Reserved]

(h)(108)	[Reserved]

(h)(109)	Amended and Restated Consulting Agreement for compliance services dated September 14, 2022 between the Registrant and Northern Lights Compliance Services, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 129 on December 29, 2022).

(h)(110)	Expense Limitation Agreement dated December 8, 2022 and effective January 31, 2023 between the Registrant and Alta Capital Management, LLC on behalf of the Alta Quality Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 131 on January 27, 2023).

(h)(111)	Expense Limitation Agreement dated January 31, 2023 between the Registrant and Guardian Capital LP on behalf of the Guardian Capital Fundamental Global Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 131 on January 27, 2023).

(h)(112)	Expense Limitation Agreement dated January 31, 2023 between the Registrant and Guardian Capital LP on behalf of the Guardian Capital Dividend Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 131 on January 27, 2023).

(h)(113)	Amended and Restated Administrative Services Plan dated January 25, 2023 on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund and Fuller & Thaler Behavioral Mid-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 132 on January 30, 2023).

(h)(114)	Expense Limitation Agreement dated January 27, 2023 between the Registrant and Fuller & Thaler Asset Management, Inc. with respect to the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund and Fuller & Thaler Behavioral Mid-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 132 on January 30, 2023).

(h)(115)	Manager Shareholder Services Agreement dated March 7, 2023 between the Trust and Fuller & Thaler Asset Management, Inc. with respect to the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund and Fuller & Thaler Behavioral Mid-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 135 on May 30, 2023.)

(h)(116)	Amended Schedule A to the ETF Master Services Agreement dated December 8, 2021 between the Registrant and Ultimus Fund Solutions, LLC, and Fund Accounting Fee Letter and Fund Administration Fee Letter on behalf of the Hull Tactical US ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 134 on May 17, 2023.)

(h)(117)	Derivatives Risk Management Program Support Services Addendum to the ETF Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC dated December 8, 2021 on behalf of the Hull Tactical US ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 134 on May 17, 2023.)

(h)(118)	Amendment No. 1 dated March 6, 2023 to the Amended and Restated Consulting Agreement between the Registrant and Northern Lights Compliance Services, LLC dated September 14, 2022 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 134 on May 17, 2023.)

(h)(119)	Amendment No. 2 to the Amended and Restated Compliance Consulting Agreement between the Registrant and Northern Lights Compliance Services, LLC dated September 12, 2023 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 145 on December 15, 2023.)

(h)(120)	Amended Schedule A-1 dated October 19, 2023 to the Amended and Restated Consulting Agreement between the Registrant and Northern Lights Compliance Services, LLC dated December 8, 2021 on behalf of the Oak Harvest Long/Short Hedged Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 145 on December 15, 2023.)

(h)(121)	Amendment No. 24 dated July 1, 2023 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Reynders, McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 143 on October 2, 2023.)

(h)(122)	Amendment No. 25 dated July 1, 2023 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Alta Quality Growth Fund, Guardian Capital Dividend Growth Fund and Guardian Capital Fundamental Global Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 143 on October 2, 2023.)

(h)(123)	Amendment No. 26 dated July 1, 2023 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 143 on October 2, 2023.)

(h)(124)	Amendment No. 27 dated September 1, 2023 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 143 on October 2, 2023.)

(h)(125)	Amendment No. 28 dated October 2, 2023 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Alta Quality Growth Fund, Guardian Capital Dividend Growth Fund and Guardian Capital Fundamental Global Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 145 on December 15, 2023.)

(h)(126)	Amendment No. 29 dated October 1, 2023 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund and Fuller & Thaler Behavioral Mid-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 143 on October 2, 2023.)

(h)(127)	Amendment No. 30 dated October 1, 2023 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund and Fuller & Thaler Behavioral Mid-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 143 on October 2, 2023.)

(h)(128)	Amendment No. 31 dated October 19, 2023 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Oak Harvest Long/Short Hedged Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 145 on December 15, 2023.)

(h)(129)	Derivatives Risk Management Program Support Services Addendum with Amended Schedule A dated October 19, 2023 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Oak Harvest Long/Short Hedged Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 145 on December 15, 2023.)

(i)(1)	Opinion and Consent of Counsel by Bernstein, Shur, Sawyer & Nelson, P.A. (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(i)(2)	Opinion and Consent of Counsel by Bernstein, Shur, Sawyer & Nelson, P.A. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015.)

(i)(3)	Opinion of Keating, Muething & Klekamp PLL as to the legality of the securities registered with regard to the Fuller & Thaler Behavioral Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 9 on October 13, 2015.)

(i)(4)	Opinion of Keating, Muething & Klekamp PLL as to the legality of the securities registered with regard to the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 11 on November 9, 2015.)

(i)(5)	Opinion of counsel as to the legality of the securities registered with regard to the Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(i)(6)	Opinion of counsel as to the legality of the securities registered with regard to the Hedeker Strategic Appreciation Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 27 on December 22, 2016.)

(i)(7)	Opinion of counsel as to the legality of the securities registered with regard to the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(i)(8)	Opinion of counsel as to the legality of the securities registered with regard to the Reynders, McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 59 on December 10, 2018.)

(i)(9)	Opinion of counsel as to the legality of the securities registered with regard to the Alta Quality Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 60 on December 19, 2018.)

(i)(10)	Opinion of counsel as to the legality of the securities registered with regard to the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(i)(11)	Opinion of counsel as to the legality of the securities registered with regard to the Guardian Dividend Growth Fund - (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(i)(12)	Opinion of counsel as to the legality of the securities registered with regard to the Cornerstone Capital Access Impact Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(i)(13)	Opinion of counsel as to the legality of the securities registered with regard to the Guardian Fundamental Global Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(i)(14)	Opinion of counsel as to the legality of the securities registered with regard to the Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 108 on January 29, 2021.)

(i)(15)	Opinion of counsel as to the legality of the securities registered with regard to the Clockwise Capital Innovation ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(i)(16)	Opinion of counsel as to the legality of the securities registered with regard to the Fairlead Tactical Sector ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 126 on March 8, 2022.)

(i)(17)	Opinion of counsel as to the legality of the securities registered with regard to the Hull Tactical US ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 134 on May 17, 2023.)

(i)(18)	Opinion of counsel as to the legality of the securities registered with regard to the Fuller & Thaler Behavioral Mid-Cap Equity Fund – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 139 on August 14, 2023.)

(i)(19)	Opinion of counsel as to the legality of the securities registered with regard to the Oak Harvest Long/Short Hedged Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 145 on December 15, 2023.)

(i)(20)	Opinion of counsel as to the legality of the securities registered with regard to the Nightview Fund – to be filed by amendment.

(j)(1)	Consent of independent registered public accounting firm – filed herewith.

(j)(2)	Consent of Ashland Partners & Company LLP – filed herewith.

(j)(3)	Consent of Adviser Compliance Associates, LLC – filed herewith.

(k)	Omitted Financial Statements – not applicable.

(l)	Subscription Agreement (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(m)(1)	[Reserved]

(m)(2)	[Reserved]

(m)(3)	Rule 12b-1 Plan for A Shares of Fuller & Thaler Behavioral Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 2 on Form N-14/A on September 18, 2015.)

(m)(4)	[Reserved]

(m)(5)	[Reserved]

(m)(6)	[Reserved]

(m)(7)	Amended and Restated Rule 12b-1 Plan for A Shares of Fuller & Thaler Behavioral Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 16 on January 27, 2016.)

(m)(8)	[Reserved]

(m)(9)	Rule 12b-1 Plan for Investor Shares of Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(m)(10)	Restated Rule 12b-1 Plan for Investor Shares of Fuller & Thaler Behavioral Small-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 33 on January 30, 2017.)

(m)(11)	Restated Rule 12b-1 Plan dated December 20, 2017 for Investor Shares of the Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(m)(12)	Restated Rule 12b-1 Plan dated December 18, 2018 for A Shares, C Shares and Investor Shares of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(m)(13)	Restated Rule 12b-1 Plan dated December 9, 2020 for A Shares, C Shares and Investor Shares of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 108 on January 29, 2021.)

(m)(14)	Distribution and Service Plan dated March 7, 2023 on behalf of the Hull Tactical US ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 134 on May 17, 2023.)

(m)(15)	Restated Plan of Distribution Pursuant to Rule 12b-1 dated December 9, 2020, as amended December 8, 2022 for A Shares, C Shares and Investor Shares of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund and for A Shares and C Shares of the Fuller & Thaler Behavioral Mid-Cap Equity Fund – filed herewith.

(n)(1)	[Reserved]

(n)(2)	[Reserved]

(n)(3)	Rule 18f-3 Plan for Fuller & Thaler Behavioral Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 2 on Form N-14/A on September 18, 2015.)

(n)(4)	[Reserved]

(n)(5)	Rule 18f-3 Plan for Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(n)(6)	Amended and Restated Rule 18f-3 Plan for Fuller & Thaler Behavioral Small-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 33 on January 30, 2017.)

(n)(7)	Amended and Restated Rule 18f-3 Plan dated December 20, 2017 for the Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(n)(8)	Amended and Restated Rule 18f-3 Plan dated December 18, 2018 for the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(n)(9)	Amended and Restated Rule 18f-3 Plan dated October 2, 2023 for the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund and Fuller & Thaler Behavioral Mid-Cap Equity Fund – filed herewith.

(o)	Reserved.

(p)(1)	Code of Ethics for the Registrant (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(p)(2)	Code of Ethics of Nightview Capital LLC – to be filed by amendment.

(p)(3)	Code of Ethics of Oak Harvest Investment Services, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 145 on December 15, 2023.)

(p)(4)	[Reserved]

(p)(5)	Code of Ethics of Canterbury Investment Management, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 138 on June 29, 2023)

(p)(6)	Code of Ethics of Ultimus Fund Solutions, LLC, Ultimus Fund Distributors, LLC, Northern Lights Distributors, LLC and Northern Lights Compliance Services, LLC – (Exhibit incorporated hereby by reference as filed to Registrant’s Post-Effective Amendment No. 142 on September 26, 2023).

(p)(7)	Code of Ethics of Reynders, McVeigh Capital Management, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 136 on May 31, 2023).

(p)(8)	Code of Ethics of Alta Capital Management, LLC as amended October 2023 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 148 filed on January 26, 2024.)

(p)(9)	Code of Ethics of Fuller & Thaler Asset Management, Inc. – filed herewith.

(p)(10)	[Reserved]

(p)(11)	[Reserved]

(p)(12)	Code of Ethics of Guardian Capital LP – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 115 on August 27, 2021).

(p)(13)	[Reserved]

(p)(14)	[Reserved]

(p)(15)	[Reserved]

(p)(16)	[Reserved]

(p)(17)	[Reserved]

(p)(18)	[Reserved]

(p)(19)	[Reserved]

(p)(20)	Code of Ethics of GuardCap Asset Management Limited – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 123 on January 28, 2022.)

(p)(21)	Code of Ethics of Clockwise Capital LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(p)(22)	Code of Ethics of Cary Street Partners Asset Management LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 126 on March 8, 2022.)

(p)(23)	Code of Ethics of Fairlead Strategies, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 126 on March 8, 2022.)

(p)(24)	Code of Ethics of HTAA, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 133 on March 3, 2023.)

(q)(1)	Proxy Voting Policy and Procedures for the Registrant (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(q)(2)	Proxy Voting Policy and Procedures of Nightview Capital, LLC – to be filed by amendment.

(q)(3)	Proxy Voting Policy and Procedures of Oak Harvest Investment Services, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 145 on December 15, 2023.)

(q)(4)	Proxy Voting Policy and Procedures of Fuller & Thaler Asset Management, Inc. – filed herewith.

(q)(5)	[Reserved]

(q)(6)	Proxy Voting Policy and Procedures of Canterbury Investment Management, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 114 on August 27, 2021.)

(q)(7)	[Reserved]

(q)(8)	Proxy Voting Policy and Procedures of Reynders, McVeigh Capital Management, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 136 on May 31, 2023).

(q)(9)	Proxy Voting Policy and Procedures of Alta Capital Management, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 148 filed on January 26, 2024.)

(q)(10)	Proxy Voting Policy and Procedures of Guardian Capital LP – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 131 on January 27, 2023).

(q)(11)	[Reserved]

(q)(12)	[Reserved]

(q)(13)	[Reserved]

(q)(14)	[Reserved]

(q)(15)	[Reserved]

(q)(16)	[Reserved]

(q)(17)	Proxy Voting Policy and Procedures of Clockwise Capital LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(q)(18)	Proxy Voting Policy and Procedures of Cary Street Partners Asset Management LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 137 on May 31, 2023).

(q)(19)	Reserved.

(q)(20)	Proxy Voting Policy and Procedures of GuardCap Asset Management Limited – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 148 filed on January 26, 2024.)

(q)(21)	Proxy Voting Policy and Procedures of HTAA, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 133 on March 3, 2023.)

(r)(1)	Powers of Attorney for Walter B. Grimm, Mary M. Morrow and R. Jeffrey Young (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(r)(2)	Powers of Attorney for Walter B. Grimm, Mary M. Morrow and R. Jeffrey Young – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 23 on August 26, 2016.)

(r)(3)	Powers of Attorney for Robert G. Dorsey, Walter B. Grimm and Mary Madick Morrow – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 35 on August 25, 2017.)

(r)(4)	Powers of Attorney for Robert G. Dorsey, Walter B. Grimm, Mary Madick Morrow, John C. Davis, Lori Kaiser and Janet S. Meeks – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 51 on August 27, 2018.)

(r)(5)	Powers of Attorney for David James, Walter B. Grimm, Mary Madick Morrow, John C. Davis, Lori Kaiser and Janet S. Meeks – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 111 on March 29, 2021.)

Item 29. Persons Controlled by or under Common Control with the Funds

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30. Indemnification

(k)	Article VI, Section 6.4 of the Agreement and Declaration of Trust of the Registrant, an Ohio business trust, provides that:

Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Agreement and Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330.

Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Agreement and Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“Securities Act”) may be permitted to Trustees, officers, and controlling persons of the Registrant by the Registrant pursuant to the Agreement and Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such trustees, officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.

(b) Section 7 of the Investment Advisory Agreement between the Registrant and each Adviser, on behalf of the FullerThaler Behavioral Small-Cap Equity Fund, FullerThaler Behavioral Small-Cap Growth Fund, FullerThaler Behavioral Mid-Cap Value Fund, FullerThaler Behavioral Unconstrained Equity Fund, FullerThaler Behavioral Small-Mid Core Equity Fund, FullerThaler Behavioral Micro-Cap Equity Fund and FullerThaler Behavioral Mid-Cap Equity Fund, provides that:

The Adviser shall indemnify the Trust, each Fund and the Trust’s officers, directors, employees, affiliates and agents (each, a “Trust Indemnitee”) for, and shall defend and hold each Trust Indemnitee harmless from, all losses, costs, damages and expenses (including reasonable legal fees) (collectively, the “Losses”) incurred by the Trust Indemnitee and arising from or in connection with the performance of this Agreement or a Subadvisory Agreement and resulting from the Adviser’s bad faith, willful misfeasance, or negligence in the performance of its duties under this Agreement or a Subadvisory Agreement, the Adviser’s reckless disregard of its duties or obligations under this Agreement or a Subadvisory Agreement, or the breach of its fiduciary duty to the Trust under federal securities laws or state laws; provided, however, no such indemnification shall be required to the extent that the Losses result from the Trust’s bad faith, willful misfeasance, or negligence in the performance of its duties under this Agreement or the Trust’s reckless disregard of its duties or obligations under this Agreement.

The Trust shall indemnify the Adviser, its officers, directors, employees, affiliates and agents (each, an “Adviser Indemnitee”) for, and shall defend and hold each Adviser Indemnitee harmless from all Losses incurred by the Adviser Indemnitee and arising from or in connection with the performance of its duties under this Agreement; provided, however, no such indemnification shall be required to the extent that the Losses result from the Adviser’s bad faith, willful misfeasance, or negligence in the performance of its duties under this Agreement or a Subadvisory Agreement, the Adviser’s reckless disregard of its duties or obligations under this Agreement or a Subadvisory Agreement, or the Adviser’s breach of its fiduciary duty under federal securities laws and state law.

Upon the assertion of a claim for which a party may be required to indemnify an Trust Indemnitee or an Adviser Indemnity (each, an “Indemnitee”), the Indemnitee must promptly notify the indemnifying party of such assertion, and shall keep the indemnifying party advised with respect to all developments concerning such claim. The indemnifying party shall have the option to participate with the Indemnitee in the defense of such claim or to defend against said claim in its own name or in the name of the Indemnitee. The Indemnitee shall in no case confess any claim or make any compromise in any case in which the indemnifying party may be required to indemnify it except with the indemnifying party’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed; notwithstanding Sections 7(a) and 7(b) hereof, in the event the Indemnitee has not secured such consent from the indemnifying party, the indemnifying party shall have no obligation to indemnify the Indemnitee.

Sections 4.3 through 4.5 of the Distribution Agreement between the Registrant and Ultimus Fund Distributors, LLC provide that:

Trust Indemnification. The Trust will indemnify, defend and hold harmless the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, from and against any losses, claims, damages or liabilities, joint or several, to which any of them may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectuses or in any application or other document executed by or on behalf of the Trust, or arise out of, or are based upon, information furnished by or on behalf of the Trust filed in any state in order to qualify the Shares under the securities or blue sky laws thereof (“Blue Sky Application”), or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, for any legal or other expenses reasonably incurred by any of them in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Trust shall not be liable in any case to the extent that such loss, claim, damage or liability arises out of, or is based upon, any untrue statement, alleged untrue statement, or omission or alleged omission made in the Registration Statement, the Prospectuses, any Blue Sky Application or any application or other document executed by or on behalf of the Trust in reliance upon and in conformity with written information furnished to the Trust by, or on behalf of, and with respect to, the Distributor specifically for inclusion therein. In no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Funds or their shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under this Agreement or by reason of its reckless disregard of its obligations under this Agreement.

The Trust shall not indemnify any person pursuant to this Section 4.3 unless the court or other body before which the proceeding was brought has rendered a final decision on the merits that such person was not liable by reason of his willful misfeasance, bad faith or gross negligence in the performance of his duties, or his reckless disregard of obligations and duties, under this Agreement (“disabling conduct”) or, in the absence of such a decision, a reasonable determination (based upon a review of the facts) that such person was not liable by reason of disabling conduct has been made by the vote of a majority of Trustees who are neither “interested persons” of the Trust (as defined in the 1940 Act) nor parties to the proceeding, or in a written opinion by an independent legal counsel retained by the Trust.

The Trust shall advance attorneys’ fees and other expenses incurred by any person in defending any claim, demand, action or suit which is the subject of a claim for indemnification pursuant to this Section 4.3, so long as such person shall: (i) undertake to repay all such advances unless it is ultimately determined that he is entitled to indemnification hereunder; and (ii) provide security for such undertaking, or the Trust shall be insured against losses arising by reason of any lawful advances, or a majority of a quorum of disinterested non-party Trustees of the Trust (or an independent legal counsel in a written opinion) shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such person ultimately will be found entitled to indemnification hereunder.

Distributor’s Indemnification. The Distributor will indemnify, defend and hold harmless the Trust, the Trust’s several officers and Trustees and any person who controls the Trust within the meaning of Section 15 of the 1933 Act, from and against any losses, claims, damages or liabilities, joint or several, to which any of them may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages, liabilities (or actions or proceedings in respect hereof) arise out of, or are based upon, any breach of its representations and warranties in Section 4.2 hereof, or the willful misfeasance, bad faith, or gross negligence in the performance of its duties under this Agreement or by reason of its reckless disregard of its obligations under this Agreement, or which arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectuses, any Blue Sky Application or any application or other document executed by or on behalf of the Trust, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which statement or omission was made in reliance upon and in conformity with written information furnished to the Trust or any of its several officers and Trustees by, or on behalf of, and with respect to, the Distributor specifically for inclusion therein, and will reimburse the Trust, the Trust’s several officers and Trustees, and any person who controls the Trust within the meaning of Section 15 of the 1933 Act, for any legal or other expenses reasonably incurred by any of them in investigating, defending or preparing to defend any such action, proceeding or claim.

General Indemnity Provisions. No indemnifying party shall be liable under its indemnity agreement contained in Section 4.3 or 4.4 hereof with respect to any claim made against such indemnifying party unless the indemnified party shall have notified the indemnifying party in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the indemnified party (or after the indemnified party shall have received notice of such service on any designated agent), but failure to notify the indemnifying party of any such claim shall not relieve it from any liability which it may otherwise have to the indemnified party. The indemnifying party will be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such liability, and if the indemnifying party elects to assume the defense, such defense shall be conducted by counsel chosen by it and reasonably satisfactory to the indemnified party. In the event the indemnifying party elects to assume the defense of any such suit and retain such counsel, the indemnified party shall bear the fees and expenses of any additional counsel retained by the indemnified party.

(d) Sections 11.3 through 11.5 of the Distribution Agreement between the Registrant and Ultimus Fund Distributors, LLC provide that:

Each party (the “Indemnifying Party”) agrees to indemnify, defend, and protect the other party, including its trustees or directors, officers, employees, and other agents (collectively, the “Indemnitees”), and shall hold the Indemnitees harmless from and against any actions, suits, claims, losses, damages, liabilities, and reasonable costs, charges, expenses (including attorney fees and investigation expenses) (collectively, “Losses”) arising directly or indirectly out of (1) the Indemnifying Party’s failure to exercise the standard of care set forth above unless such Losses were caused in part by the Indemnitees own willful misfeasance, bad faith or gross negligence; (2) any violation of Applicable Law by the Indemnifying Party or its affiliated persons or agents relating to this Agreement and the activities thereunder; and (3) any material breach by the Indemnifying Party or its affiliated persons or agents of this Agreement.

Notwithstanding the foregoing provisions, the Trust, a Fund, or the Advisor shall indemnify Distributor for Distributor’s Losses arising from circumstances under Section 11.2.A.

Upon the assertion of a claim for which either party may be required to indemnify the other, the party seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim. The party who may be required to indemnify shall have the option to participate with the party seeking indemnification in the defense of such claim or to defend against said claim in its own name or in the name of the other party. The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party’s prior written consent.

Dealer Agreement Indemnification. Distributor acknowledges and agrees that certain dealers require that Distributor enter into dealer agreements (the “Non-Standard Dealer Agreements”) that contain certain representations, undertakings, and indemnification that are not included in the Distributor’s standard dealer agreement (the “Standard Dealer Agreement”).

To the extent that Distributor is requested or required by the Trust to enter into any Non-Standard Dealer Agreement, the Trust shall indemnify, defend and hold the Distributor Indemnitees free and harmless from and against any and all Losses that any Distributor Indemnitee may incur arising out of or relating to (a) the Distributor’s actions or failures to act pursuant to any Non-Standard Dealer Agreement; (b) any representations made by the Distributor in any Non-Standard Dealer Agreement to the extent that the Distributor is not required to make such representations in the Standard Dealer Agreement; or (c) any indemnification provided by the Distributor under a Non-Standard Dealer Agreement to the extent that such indemnification is beyond the indemnification the Distributor provides to intermediaries in the Standard Dealer Agreement. In no event shall anything contained herein be so construed as to protect the Distributor Indemnitees against any liability to the Trust or its shareholders to which the Distributor Indemnitees would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of Distributor’s obligations or duties under the Non-Standard Dealer Agreement or by reason of Distributor’s reckless disregard of its obligations or duties under the Non-Standard Dealer Agreement.

 The provisions of this Section 11 shall survive termination of this Agreement.

Sections 6 and 7 of the ETF Distribution Agreement between the Registrant and Northern Lights Distributors, LLC provide that:

Indemnification of Distributor

(a)            The Trust agrees to indemnify and hold harmless the Distributor and each of its managers and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees and disbursements incurred in connection therewith), arising by reason of any person acquiring any Shares or Creation Units, based upon (i) the ground that the registration statement, prospectus, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements made not misleading, (ii) the Trust’s failure to maintain an effective registration statement and prospectus with respect to Shares of the Fund that are the subject of the claim or demand, (iii) the Trust’s failure to properly register Fund Shares under applicable state laws, (iv) instructions given by the Trust, the Trust’s failure to perform its duties hereunder or any inaccuracy of its representations, (v) any claim brought under Section 11 of the 1933 Act, or (vi) all actions taken by

Distributor hereunder resulting from Distributor’s reliance on instructions received from an officer, agent or approved service provider of the Trust.

(b)            In no case (i) is the indemnity of the Trust to be deemed to protect the Distributor or any other person against any liability to which the Distributor or such person otherwise would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement (“Disqualifying Conduct”) by such party, or (ii) is the Trust to be liable to the Distributor under the indemnity agreement contained in this Section 6 with respect to any claim made against the Distributor or any person indemnified unless the Distributor or other person shall have notified the Trust in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Distributor or such other person (or after the Distributor or the person shall have received notice of service on any designated agent). However, failure to notify the Trust of any claim shall not relieve the Trust from any liability which it may have to the Distributor or any person against whom such action is brought otherwise than on account of its indemnity agreement contained in this paragraph.

(c)            The Trust shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any claims subject to this indemnity provision. If the Trust elects to assume the defense of any such claim, the defense shall be conducted by counsel chosen by the Trust and satisfactory to the indemnified defendants in the suit whose approval shall not be unreasonably withheld. In the event that the Trust elects to assume the defense of any suit and retain counsel, the indemnified defendants shall bear the fees and expenses of any additional counsel retained by them. If the Trust does not elect to assume the defense of a suit, it will reimburse the indemnified defendants for the reasonable fees and expenses of any counsel retained by the indemnified defendants.

(d)            The Trust agrees to notify the Distributor promptly of the commencement of any litigation or proceedings against it or any of its officers or Trustees in connection with the issuance or sale of Shares or Creation Units.

Indemnification of Trust

(a)            The Distributor covenants and agrees that it will indemnify and hold harmless the Trust and each of its Trustees and officers and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act, against any loss, liability, damages, claim or expense (including the reasonable cost of investigating or defending any alleged loss, liability, damages, claim or expense and reasonable counsel fees and disbursements incurred in connection therewith) arising out of or based upon any Disqualifying Conduct by Distributor in connection with the offering and sale of any Shares.

(b)            In no case (i) is the indemnity of the Distributor in favor of the Trust or any other person indemnified to be deemed to protect the Trust or any other person against any liability to which the Trust or such other person would otherwise be subject by reason of Disqualifying Conduct by such party, or (ii) is the Distributor to be liable under its indemnity agreement contained in this Section 7 with respect to any claim made against the Trust or any person indemnified unless the Trust or person, as the case may be, shall have notified the Distributor in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Trust or upon any person (or after the Trust or such person shall have received notice of service on any designated agent). However, failure to notify the Distributor of any claim shall not relieve the Distributor from any liability which it may have to the Trust or any person against whom the action is brought otherwise than on account of its indemnity agreement contained in this paragraph.

(c)            The Distributor shall be entitled to participate, at its own expense, in the defense or, if it so elects, to assume the defense of any suit brought to enforce the claim subject to this indemnity provision, but if the Distributor elects to assume the defense, the defense shall be conducted by counsel chosen by the Distributor and satisfactory to the indemnified defendants whose approval shall not be unreasonably withheld. In the event that the Distributor elects to assume the defense of any suit and retain counsel, the defendants in the suit shall bear the fees and expenses of any additional counsel retained by them. If the Distributor does not elect to assume the defense of any suit, it will reimburse the indemnified defendants in the suit for the reasonable fees and expenses of any counsel retained by them.

(d)            The Distributor agrees to notify the Trust promptly of the commencement of any litigation or proceedings against it or any of its officers in connection with the sale of Shares or Creation Units.

Item 31. Business and other Connections of the Investment Advisers

Each Adviser to the Registrant is registered under the Investment Advisers Act of 1940. The current Uniform Application for Investment Adviser Registration (“Form ADV”) filed with the SEC by each Adviser is incorporated by reference in response to this item. A list of each Adviser’s File No. and CRD No. is below. The current Form ADV may be accessed through the SEC’s website at https://www.adviserinfo.sec.gov/.

Adviser	File No.	CRD No.
Fuller & Thaler Asset Management, Inc.	801-43915	107033
Canterbury Investment Management, LLC	801-61876	125680
Reynders, McVeigh Capital Management, LLC	801-64812	137342
Alta Capital Management, LLC	801-50778	106786
Guardian Capital LP	801-56081	105078
GuardCap Asset Management Limited	801-113537	297056
Clockwise Capital LLC	801-123024	175233
Cary Street Partners Asset Management LLC	801-110994	289178
Fairlead Strategies, LLC	801-122857	297384
HTAA, LLC	801-79752	171391
Worm Capital, LLC d/b/a Nightview Capital, LLC	801-108127	284183
Oak Harvest Investment Services, LLC	801-116667	173293

Item 32. Principal Underwriter

(a)	Ultimus Fund Distributors, LLC and Northern Lights Distributor, LLC each serve as a principal underwriter of the Registrant.

Ultimus Fund Distributors, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 acts as the principal underwriter for the following other open-end investment companies:

Bruce Fund, Inc.

CM Advisors Family of Funds

Caldwell Orkin Funds, Inc.

Cantor Select Portfolios Trust

Cantor Fitzgerald Sustainable Infrastructure Fund

Capitol Series Trust

Centaur Mutual Funds Trust

Chesapeake Investment Trust

Commonwealth International Series Trust

Conestoga Funds

Connors Funds

Cross Shore Discovery Fund

Dynamic Alternatives Fund

Eubel Brady & Suttman Mutual Fund Trust

Fairway Private Equity & Venture Capital Opportunities Fund

Flat Rock Enhanced Income Fund

F/m Funds Trust

HC Capital Trust

Hussman Investment Trust

James Advantage Funds

James Alpha Funds Trust

Lind Capital Partners Municipal Credit Income Fund

MSS Series Trust

Oak Associates Funds

One Fund Trust

Papp Investment Trust

Peachtree Alternative Strategies Fund

Rocky Mountain Opportunity Trust

Schwartz Investment Trust

Segall Bryant & Hamill Trust

The Cutler Trust

The Investment House Funds

Williamsburg Investment Trust

Ultimus Managers Trust

Unified Series Trust

Valued Advisers Trust

VELA Funds

Volumetric Fund

Waycross Independent Trust

Yorktown Funds

Northern Lights Distributors, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, also acts as the principal underwriter for the following other open-end investment companies: Atlas U.S. Tactical Income Fund, Boyar Value Fund Inc., Copeland Trust, DGI Investment Trust, Humankind Benefit Corporation, Miller Investment Trust, Mutual Fund and Variable Insurance Trust, Mutual Fund Series Trust, North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, CIM Real Assets & Credit Fund, PREDEX, Princeton Everest Fund, Segall Bryant & Hamill Trust (ETF), The Saratoga Advantage Trust, Texas Capital Funds Trust, THOR Financial Technologies Trust, Tributary Funds, Inc., Two Roads Shared Trust, Zacks Trust, Ultimus Manager’s Trust (ETF), Capitol Series Trust (ETF), Valued Advisers Trust (ETF), and Unified Series Trust (ETF).

(b)	The following list sets forth the directors and executive officers of Ultimus Fund Distributors, LLC.

Name	Position with Distributor	Position with Registrant
Kevin Guerette	President	None
Stephen L. Preston	Vice President, Financial Operations Principal, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Anti-Money Laundering Officer
Douglas K. Jones	Vice President	None
Melvin Van Cleave	Chief Information Security Officer	None

The address of all of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

The following list sets forth the directors and executive officers of Northern Lights Distributors, LLC.

Name	Position with Distributor	Position with Registrant
Kevin Guerette	President	None
Stephen L. Preston	Treasurer, FINOP, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Anti-Money Laundering Officer
David James	Manager	None
Melvin Van Cleave	Chief Information Security Officer	None
Bill Strait	Secretary, General Counsel and Manager	None

(c)	Not applicable

Item 33. Location of Accounts and Records

(1)	Ultimus Fund Solutions, LLC maintains all records required to be maintained by the Registrant under Section 31(a) of the 1940 Act and the rules (“Records”) which relate to the administration, fund accounting, and transfer agency services it provides to the Registrant. Ultimus Fund Solutions, LLC is located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

(2)	The Huntington National Bank maintains all Records relating to the custodial services it provides to the Registrant. The Huntington National Bank is located at 41 S. High Street, Columbus, Ohio 43215.

(3)	Fuller & Thaler Asset Management, Inc. maintains all Records relating to the advisory services it provides to the Registrant. Fuller & Thaler Asset Management, Inc. is located at 411 Borel Avenue, Suite 300, San Mateo, CA 94402.

(4)	Canterbury Investment Management, LLC, maintains all Records relating to the advisory services it provides to the Registrant. Canterbury Investment Management, LLC is located at 23 East Cedar Street, Zionsville, Indiana 46077.

(5)	Reynders, McVeigh Capital Management, LLC, maintains all Records relating to the advisory services it provides to the Registrant. Reynders, McVeigh Capital Management, LLC is located at 121 High Street, 4th Floor, Boston, MA 02110.

(6)	Alta Capital Management, LLC maintains all Records relating to the advisory services it provides to the Registrant. Alta Capital Management, LLC is located at 6440 South Wasatch Boulevard, Suite 260, Salt Lake City, Utah 84121.

(7)	Ultimus Fund Distributors, LLC maintains all Records relating to the distribution services it provides to the Registrant. Ultimus Fund Distributors, LLC is located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

(8)	Guardian Capital LP maintains all Records relating to the advisory services it provides to the Registrant. Guardian Capital LP is located at Commerce Court West, 199 Bay Street, Suite 2700, P.O. Box 201, Toronto, Ontario M5L 1E8.

(9)	GuardCap Asset Management Limited maintains all records relating to the subadvisory services it provides to the Registrant. GuardCap Asset Management Limited is located at 6th Floor, 11 Charles II Street, St. James’s, London SW1Y 4NS.

(10)	Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110, maintains records relating to the custodial and transfer agent services it provides to the Registrant.

(11)	Northern Lights Distributors, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, maintains records relating to the distribution services it provides to the Registrant.

(12)	Clockwise Capital LLC, 1395 Brickell Avenue, Unit 800, Miami, Florida 33131, maintains all records relating to the advisory services it provides to the Registrant.

(13)	Northern Lights Compliance Services, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, maintains records relating to the compliance services it provides to the Registrant.

(14)	Cary Street Partners Asset Management LLC, 901 East Byrd Street, Richmond, VA 23219, maintains records relating to the advisory services it provides to the Registrant.

(15)	Fairlead Strategies LLC, 19 East Elm Street, 2nd Floor, Greenwich, CT 06830, maintains records relating to the subadvisory services it provides to the Registrant.

(16)	HTAA, LLC, 141 W. Jackson Blvd., Suite 1650, Chicago, IL 60604, maintains records relating to the advisory services it provides to the Registrant.

(17)	Worm Capital, LLC, d/b/a/ Nightview Capital, LLC, 809 S. Lamar Blvd., #326, Austin, TX 78704, maintains records relating to the advisory services it provides to the Registrant.

(18)	Oak Harvest Investment Services, LLC, 920 Memorial City Way, Suite 150, Houston, TX 77024, maintains records relating to the advisory services it provides to the Registrant.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, (File No. 333-191495) and the Investment Company Act of 1940 (File No. 811-22895), the Registrant, Capitol Series Trust, has duly caused this Post-Effective Amendment No. 149 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Cincinnati and State of Ohio, on the 29th day of January, 2024.

Capitol Series Trust
(Registrant)

/s/ Paul Leone
Paul Leone
Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 149 to the Registration Statement has been signed below by the following persons in the capacities and on the 29th day of January, 2024:

Signature	Title

*	Trustee and Chair
Walter B. Grimm

*	Trustee
Mary Madick

*	Trustee
Lori Kaiser

*	Trustee
Janet S. Meeks

/s/ Matthew J. Miller	President and Chief Executive Officer
Matthew J. Miller

/s/ Zachary P. Richmond	Treasurer/Chief Financial Officer and Principal Accounting Officer
Zachary P. Richmond

/s/ Tiffany R. Franklin
* By: Tiffany R. Franklin
Power of Attorney

Exhibits

(d)(4)	Investment Advisory Agreement between the Registrant and Fuller & Thaler Asset Management, Inc. dated January 31, 2022, on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund and Fuller & Thaler Behavioral Micro-Cap Equity Fund

(d)(5)	Investment Advisory Agreement between the Registrant and Fuller & Thaler Asset Management, Inc. dated January 27, 2023, on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund and Fuller & Thaler Behavioral Mid-Cap Equity Fund

(e)(27)	Amendment No. 1 dated March 6, 2023 to Distribution Agreement between the Registrant, Fuller & Thaler Asset Management, Inc. and Ultimus Fund Distributors, LLC dated December 31, 2019, on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund and Fuller & Thaler Behavioral Mid-Cap Equity Fund

(g)(4)	Amendment dated March 6, 2023 to Custody Agreement between the Registrant and the Huntington National Bank dated October 1, 2015 on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund and Fuller & Thaler Behavioral Mid-Cap Equity Fund

(h)(5)	Expense Limitation Agreement between the Registrant and Fuller & Thaler Asset Management, Inc. dated January 29, 2024 with respect to the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund and Fuller & Thaler Behavioral Mid-Cap Equity Fund

(j)(1)	Consent of independent registered public accounting firm

(j)(2)	Consent of Ashland Partners & Company LLP

(j)(3)	Consent of Adviser Compliance Associates, LLC

(m)(15)	Restated Plan of Distribution Pursuant to Rule 12b-1 dated December 9, 2020, as amended December 8, 2022 for A Shares, C Shares and Investor Shares of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund and for A Shares and C Shares of the Fuller & Thaler Behavioral Mid-Cap Equity Fund

(n)(9)	Amended and Restated Rule 18f-3 Plan dated October 2, 2023 for the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund and Fuller & Thaler Behavioral Mid-Cap Equity Fund

(p)(9)	Code of Ethics of Fuller & Thaler Asset Management, Inc.

(q)(4)	Proxy Voting Policy and Procedures of Fuller & Thaler Asset Management, Inc.